As filed with the Securities and Exchange Commission on May 1, 2023
File No. 033-19946; 811-03072-01
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 46 ☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Post-Effective Amendment No. 874 ☒
(Check appropriate box or boxes)
TALCOTT RESOLUTION LIFE INSURANCE COMPANY DC VARIABLE ACCOUNT-I
and
TALCOTT RESOLUTION LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWO
(Exact Name of Registrant)
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
(Name of Depositor)
1 Griffin Road North
Windsor, CT 06095
(Address of Depositor’s Principal Offices)
(860) 791-0286
(Depositor’s Telephone Number, Including Area Code)
Edmund F. Murphy III
President & Chief Executive Officer
Empower Annuity Insurance Company of America
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and Address of Agent for Service)
Copy To:
Stephen Roth, ESQ.
Eversheds Sutherland (USA) LLP
700 Sixth Street, NW, Suite 700
Washington, D.C. 20007-3980
Approximate date of proposed public offering:
As soon as practicable after the effective date of the registration statement.
It is proposed that this filing will become effective:
immediately upon filing pursuant to paragraph (b) of Rule 485
x	on May 1, 2023 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on pursuant to paragraph (a)(1) of Rule 485
this post-effective amendment designates a new effective date for a previously filed post- effective amendment.

Talcott Resolution Life Insurance Company
Group Variable Annuity Contracts
Separate Account DC Variable Account-I and
Separate Account Two
Sub-Administered by Empower Annuity Insurance Company of America (formerly known as Great-West Life & Annuity Insurance Company)
This Prospectus sets forth information you should know before you purchase or become a Participant under the group variable annuity contract (the “Contract” or “Contracts”). Please read it carefully before you purchase or become a Participant under the Contract. We no longer sell the Contract. However, we continue to administer existing Contracts. The Contract provides for accumulation of Participant Account value and Annuity payments on a fixed and/or variable basis.
Talcott Resolution Life Insurance Company issues the Contracts in connection with Deferred Compensation Plans of tax-exempt and governmental employers. We can also issue the Contracts in connection with certain Qualified Plans of employers (generally tax-exempt or non-tax-exempt).
We hold Contributions to Contracts issued in connection with Deferred Compensation Plans in a Separate Account known as Talcott Resolution Life Insurance Company DC Variable Account-I (“DC-I”) during the period before annuity payouts start. When annuity payouts start, Contract values are held in our Separate Account that is known as Talcott Resolution Life Insurance Company Separate Account Two (“DC-II”).
For Contracts issued in connection with Qualified Plans, we hold Contributions in DC-II during the period before annuity payouts start and during the period after annuity payouts start.
The Contracts may contain a General Account option or a different General Account contract may be issued in conjunction with the Contracts. The General Account option or contract may contain restrictions. The General Account option or contract and these restrictions are not described in this Prospectus. The General Account option or contract is not required to be registered with the Securities and Exchange Commission (“SEC”).
We allocate the Contributions to the “Sub-Accounts” as directed by the Contract Owner or Participant, as applicable. Sub-Accounts are divisions of a Separate Account.
The Sub-Accounts purchase shares of underlying mutual funds (“Funds”) that have investment strategies ranging from conservative to aggressive. Because your Contributions purchase Sub-Accounts, you do not invest directly in any of the underlying Funds.
For additional information on the underlying Funds see Appendix A : Underlying Funds
If you decide to become a Contract Owner or a Participant, you should keep this Prospectus for your records. You can also call us at 1-800-528-9009 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about the Contract, and like this Prospectus, is filed with the SEC. We have included a Table of Contents for the Statement of Additional Information at the end of this Prospectus.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The SEC doesn’t approve or disapprove these securities or determine if the information in this Prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.
This Prospectus and the Statement of Additional Information can also be obtained from the SEC’s website (http://www.sec.gov).
This group variable annuity contract IS NOT:
♦A bank or credit union deposit or obligation
♦FDIC or NCUA insured
♦Insured by any federal government agency
♦Guaranteed by any bank or credit union
♦May go down in value
Prospectus Dated: May 1, 2023

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3

Glossary Of Special Terms
Accumulation Period: The period before the start of Annuity payouts.
Accumulation Units: If you allocate your Contributions to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of Participant Accounts invested in the Sub-Accounts prior to Annuitization.
Annual Maintenance Fee: An annual charge for establishing and maintaining a Participant Account under a Contract.
Annuitant: The person on whose life Annuity payouts are based.
Annuitant’s Account: An account established at the beginning of the Annuity Period for making Annuity payouts under the Contracts.
Annuity: A series of payments for life or another designated period.
Annuity Commencement Date: The date we start to make Annuity payouts to you.
Annuity Period: The period during which we make Annuity payouts to you.
Annuity Unit: A unit of measure we use to calculate the value of Annuity payments under a Variable Annuity payout option.
Beneficiary: The person or persons designated to receive Contract values in the event of the Participant’s or Annuitant’s death.
Code: The Internal Revenue Code of 1986, as amended.
Contract Owner: The Employer or entity owning the Contract.
Contract Year: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.
Contribution(s): The amount(s) paid or transferred to Us by the Contract Owner on behalf of Participants pursuant to the terms of the Contracts.
Date of Coverage: The date on which we receive the application on behalf of a Participant.
DC Variable Account I or DC-I: Our Separate Account, Talcott Resolution Life Insurance Company DC Variable Account-I.
DC-II: Our Separate Account, Talcott Resolution Life Insurance Company Separate Account Two.
Deferred Compensation Plan: A plan established and maintained in accordance with the provisions of Section 457 of the Code and the regulations issued thereunder.
Due Proof of Death: A certified copy of the death certificate, an order of a court of competent jurisdiction, a statement from a physician who attended the deceased or any other proof acceptable to us.
Employer: A governmental or tax-exempt employer maintaining a Deferred Compensation Plan for its employees or other eligible persons, or an employer sponsoring a Qualified Plan for its employees.
Fixed Annuity: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.
General Account: Our General Account that consists of all of our company assets, including any money you have invested in the General Account option. The assets in the General Account are available to the creditors of Talcott Resolution.
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Empower: Empower Annuity Insurance Company of America, which serves as sub-administrator of the Contracts and the Separate Account. You may contact Empower at 1-844-804-8989, Participantservices@empower.com, or at 8515 E. Orchard Road, Greenwood Village, CO 80111.
Empower Administrative Office: Overnight and Standard mailing address: Empower, 8515 E. Orchard Road, Greenwood Village, CO 80111.
Minimum Death Benefit: The minimum amount payable upon the death of a Participant prior to age 65 and before Annuity payments have started.
Participant: A term used to describe, for record keeping purposes, any employee, former employee or other eligible person with a Participant Account under the Contract.
Participant Account: An account under a Contract to which the General Account values and the Separate Account Accumulation Units are allocated on behalf of a Participant under the Contract.
Participant’s Contract Year: A period of twelve (12) months beginning with the Date of Coverage of a Participant and each successive 12-month period.
Plan: The Deferred Compensation Plan or Qualified Plan of an Employer.
Premium Tax: A tax or amount of tax, if any, charged by a state, federal, or other governmental entity on Contributions or Contract values.
Qualified Plan: A retirement plan of an Employer that qualifies for special tax treatment under section 401, 403 or 408 of the Code.
Separate Account: Separate Account Two of Talcott Resolution Life Insurance Company
Sub-Account Value: The value on or before the Annuity Commencement Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit value for that Sub-Account.
Surrender: Any withdrawal of Contract values.
Talcott Resolution, We, Us or Our: Talcott Resolution Life Insurance Company
Termination Value: The value of a Participant’s Account on any Valuation Day before the Annuity Commencement Date less any applicable Premium Taxes not already deducted and any applicable contingent deferred sales charges.
Valuation Day: Every day the New York Stock Exchange is open for trading. The value of a Separate Account is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
Variable Annuity: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying Funds of the Separate Account.
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Important Information You Should Consider About the Contract
FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals
You do not pay a sales charge at the time you make a
Contribution to your Participant Account. But you
may pay a Sales Charge if you fully or partially
surrender your Participant Account value during the
first 12 years of the contract.

As of August 1, 2011, the CDSC is no longer charged
for any Surrenders.
Fee Table; Contract Charges; Sales Charge
Transaction Charges	In addition to the Sales Charge, you may be charged for other transactions. These may include charges for Transfers, Loans, and Premium Taxes that are imposed by a State or other government entity.	Fee Table: Transfer Fee; Loan Set-up Fee; Annual Loan Administration Fee; Contract Charges; Premium Taxes
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses
that you may pay each year. Please refer to your
Contract specifications page for information about
the specific fees you will pay each year.

The fees and expenses don’t reflect advisory fees
that are paid to investment advisors from the
Participant Account. If such charges were reflected,
such fees and expenses would be higher.
			Fee Table: Participant Transaction Expenses; Annual Contract Expenses; Annual Underlying Funds Operating Expenses
	Annual Fee	Minimum	Maximum
	Base Contract[1]	0%	2.03%
	Investment options (Fund fees and expenses)[2]	0.14%	1.40%
	1 As a percentage of Total Value of Participant Accounts under the Contract. [2] As a percentage of Underlying Fund assets.
Because your Contract is customizable, the choices
you make affect how much you will pay. To help you
understand the cost of owning your Contract, the
following table shows the lowest and highest cost
you could pay each year, based on current charges.

Lowest Annual Cost: $983	Highest Annual Cost: $2,318
Assumes: Investment of $100,000 •5% annual appreciation •Least expensive Contract and Underlying Fund	Assumes: Investment of $100,000 •5% annual appreciation •Most expensive Contract and Underlying Fund fees and expenses •No CDSC charge •No additional Purchase

fees and expenses •No CDSC charge •No additional Purchase Payments, transfers, or withdrawals	Payments, transfers, or withdrawals
Other Plan or Participant Charges	Any plan-specifc fees.	Fee Table: Participant Transaction Expenses
RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Contract, including loss of principal and prior credited earnings.	Principal Risks
Not a Short Term Investment
The Contract is designed as a long-term
accumulation Investment for retirement savings. It is
not designed for short term investment and is not
appropriate for an investor who needs ready access
to cash.
Principal Risks
Risks Associated with Investment Options
•An investment in this Contract is subject to the
risk of poor investment performance of the
Underlying Funds available under the Contract.
•Each Underlying Fund has its own unique risks.
•You should review the prospectus for each
Underlying Fund before making an investment
decision.
Principal Risks
Insurance Company Risks
Any obligations, guarantees, and benefits of the
Contract are subject to the claims- paying ability of
the Talcott Resolution. If Talcott Resolution
experiences financial distress, it may not be able to
meet its obligations to you. More information about
Talcott Resolution, including its financial strength
ratings, is available upon request. You may make
such request by calling 844-804-8989 or visiting
https://www.talcottresolution.com
Principal Risks
RESTRICTIONS		LOCATION IN PROSPECTUS
Investments	Talcott may add or remove an Underlying Fund as an investment option under the Contract or to limit its availability to new Contributions or Transfers of Participant Account Value.	Changes of the Funds and Separate Account
Optional Benefits
Loans will have a permanent effect on the
Participant’s Account because the investment results
of each Sub-account will apply only to amounts
remaining in the Sub-accounts. A loan that is not
repaid will also reduce the death benefit.

If the Participant elects to pay third-party advisory
fees out of the Contract, they may be subject to
federal and state taxes, and a 10% federal tax
penalty may apply if the Participant is under
age 59 1∕2.
Description of the Contracts – Transfers between Sub-Accounts; Restrictions on Sub-Account Transfers
TAXES		LOCATION IN PROSPECTUS
Tax Implications	•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.	Federal Tax Considerations

•Because you purchase the Contract through a
qualified retirement plan, it does not provide any
additional tax benefit.
•Earnings on your Contract are taxed at ordinary
income tax rates when you withdraw them, and
you may have to pay a penalty if you take a
withdrawal before age 59 1∕2.

CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your registered representative may receive
compensation in the form of commissions for selling
this Contract to you. Such compensation may
influence your registered representative to
recommend this Contract over another investment.
Distribution
Exchanges
Because this Contract is no longer available for sale,
it should not be offered to you in exchange for
another annuity contract that you own. But you
should be aware, in general, that some investment
professionals have a financial incentive to offer you a
new contract in place of the one that you own. You
should exchange an annuity contract only if you
determine, after comparing the features, fees, and
risks of both contracts, that it is preferable for you to
purchase the new annuity contract rather than
continue to own the existing annuity contract.
N/A
Overview of the Contract
Purpose
The Contract is designed for purchase by sponsors of retirement plans established under Sections 403(b) and 408 of the Code as an investment option for their participants. The Contract offers a number of Underlying Funds in which participants may invest through the Sub-Accounts. A General Account Option that guarantees payment of a minimum interest rate may also be available.
Phases of the Contract
The Contract has two periods: (1) the Accumulation Period and (2) the Annuity Period:
During the Accumulation Period, the Employer makes Contributions to the Contract on behalf of Plan Participants that Participants may allocate among the Sub-Accounts and, if available through the Plan, to the General Account Option. For additional information about the Underlying Funds available for investment through the Sub-Accounts, see Appendix A: Underlying Funds, at the back of this prospectus. For Deferred Compensation Plans, Contributions are allocated to DC-I during the Accumulation Period. For Qualified Plans, Contributions are allocated to DC-II during the Accumulation Period.
During the Accumulation Period, participants may request full or partial surrenders of their Participant Account value. In addition, participants may be able to request a loan from their Participant Account value.
The Accumulation Period ends on the Annuity Commencement Date when annuity payments begin. A Participant selects an Annuity Commencement Date and an Annuity Payout Option. The Contract provides five annuity options, which may be selected on either a Fixed or Variable Annuity basis or a combination thereof. For Deferred Compensation Plans, there is an automatic transfer of all DC-I values from the Participant Account to DC-II to establish an Annuitant Account.
During the Annuity Period, neither partial nor full surrenders are permitted except from annuities under Annuity Payout Option No. 5 - Payments for a Designated Period – that are selected on a variable basis. Nor may Participants request a loan during the Annuity Period.

Contract Features
Death Benefit: In the event that a participant dies during the Accumulation Period, the Contract pays a death benefit equal to the Participant Account Value, less any outstanding charges and loan balances. The form of the death benefit payable is subject to any limitation imposed by the Plan and the terms of the Contract.
Withdrawal Options: Full and Partial Surrenders are permitted during the Accumulation Period. They are allowed during the Annuity Period only from an annuity under Option No. 5 – Payments for a Designated Period – that is selected on a variable basis.
Loans: Participants may request loans under certain Plans. To obtain a loan, the participant must enter into an agreement with the Contract administrator that describes the terms, conditions and fees or charges of the loan. The Plan may restrict the amount of Participant Account value available for a loan. See the more detailed section “Participant Loans”.
Systemic Withdrawal Option: If permitted by Internal Revenue Service Regulations and the Plan, Participants who have terminated their employment with the Employer may elect systemic withdrawals based on a specific payment of amount, the frequency of payments and the duration of payments, while remaining in the Accumulation Period.

FEE TABLE
The following tables describe the fees and expenses that a Contract Owner will pay when purchasing, owning and surrendering the Contract or, if you are a Participant, when opening, holding and surrendering a Participant Account under the Contract. In addition to the fees described below, the Contract Owner may direct us to deduct additional fees for certain Plan related expenses (see “Plan Related Expenses” under the section entitled “Contract Charges”).
If you are a Contract Owner, this table describes the fees and expenses that you will pay at the time that you purchase the Contract or Surrender the Contract. If you are a Participant, this table describes the fees and expenses that you will pay at the time that you open a Participant Account or surrender a Participant Account under the Contract. Charges for state Premium Taxes may also be deducted when you contribute to the Contract, upon Surrender or when we start to make Annuity payouts.
Fee Table A below lists the applicable fees and expenses for Contracts issued on or after May 2, 1983. Fee Table B below lists the applicable fees and expenses for Contracts issued before May 2, 1983.
FEE TABLE A: Contracts issued on or after May 2, 1983
Participant Transaction Expenses
Maximum Sales Load on Purchases	None
Maximum Surrender Charge (as a % of Participant Account value Surrendered) (1)	7%
Transfer Fee (2)	$5
Loan Set-Up Fee	$50
The next table describes the fees that you will pay each year during the time that hold Participant Account value under the Contract (not including Underlying Fund fees and expenses).
Annual Contract Expenses
	Maximum Fee	Minimum Fee
Annual Maintenance Fee (3)	$18	$0
Base Contract Fee (as a percentage of average daily Sub-Account value) (DC-I) (4) Base Contract Fee (as a percentage of average daily Sub-Account value) (DC-II) (4)	0.90% 1.25%	0.00% 0.00%
Loan Administration Fee (5)	$50	$0
This table shows the minimum and maximum Total Annual Fund Operating Expenses charged by the underlying Funds that you may pay on a daily basis during the time that you own the Contract or have a Participant Account under the Contract. More details concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund.
Annual Underlying Funds Operating Expenses	Minimum	Maximum
Expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses	0.14%	1.40%
(1)
 Effective August 1, 2011, the Sales Charge was removed from the Contracts and ceased to apply to all Surrenders after August 1, 2011. For Surrenders prior to August 1, 2011, the following applied:
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Each Participant Account has its own Sales Charge schedule. The percentage of the Sales Charge depends on the number of Participant’s Contract Years completed with respect to the Participant’s Account before the Surrender. We waive the Sales Charge on certain types of Surrenders.
Sales Charge (as a percentage of Participant Account value Surrendered)
Participant’s Contract Years
During the First through Sixth Year	7%
During the Seventh through Twelfth Year	5%
During the Thirteenth Year and thereafter	0%
(2)
 The Transfer Fee applies to each transfer in excess of 12 made in a Participant Contract Year. We currently waive the Transfer Fee.
(3)
 We deduct this $18 annual maintenance fee from each Participant Account on a quarterly basis. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.
(4)
 The Base Contract Fee consists of the Mortality and Expense Risk and Administrative Charge, which is deducted daily at an annual rate against all Contracts values in the Sub-Accounts.
(5)
 We deduct this $50 annual loan administration fee on a quarterly basis from a Participant Account. We currently waive the loan administration fee. This fee does not include any rate of interest charged under the terms of a loan. Any interest charged in connection with a loan is deposited to your Participant Account upon repayment of your loan.
We may also deduct a charge for Premium Taxes at the time of Surrender. We may eliminate or change the Transfer Fee, Sales Charge, Annual Maintenance Fee, and Mortality and Expense Risk and Administrative Charge.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Participant administrative expenses, Base Contract Expenses and Underlying Fund fees and expenses.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Example, such as custodian or advisory fees that are plan and/or participant specific. Depending on the type of charge, these may reduce only your Participant Account Value, and/or could have tax consequences. See the section “Plan Related Expenses” later in this Prospectus.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the highest Total Annual Fund Operating Expenses. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the underlying funds. If these arrangements were taken into consideration, the expenses shown would be lower.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	If you Surrender your Contract at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25% (DC-II)	$9,192	$15,174	$21,300	$35,287
0.90% (DC-I)	$8,858	$14,178	$19,512	$31,744
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	If you annuitize at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25% (DC-II)	$2,716	$8,371	$14,283	$30,270
0.90% (DC-I)	$2,358	$7,296	$12,495	$26,727

	If you do not Surrender your Contract
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
1.25% (DC-II)	$2,734	$8,389	$14,301	$30,288
0.90% (DC-I)	$2,376	$7,314	$12,513	$26,745
FEE TABLE B: Contracts issued on or after December 7, 1981 and prior to May 2, 1983
Participant Transaction Expenses
Maximum Sales Load on Purchases	None
Maximum Surrender Charge (as a % of Participant Account value Surrendered) (6)	6%
Transfer Fee (7)	$5
The next table describes the fees that you will pay each year during the time that hold Participant Account value under the Contract (not including Underlying Fund fees and expenses).
Annual Contract Expenses
	Maximum Fee	Minimum Fee
Annual Maintenance Fee (8)	$18	$0
Base Contract Fee (as a percentage of average daily Sub-Account value) (9)	2%	1.25%
(6)
 Effective August 1, 2011, The Sales Charge was removed from the Contracts, and ceased to apply to all Surrenders after August 1, 2011. Talcott Resolution charges a contingent deferred sales charge that begins to phase out after the 12th Participation Contract Year. During the first 10 Participation Contract Years, a maximum deduction of 6% will be made against the full amount of any such surrender. Thereafter, if a surrender occurs between the 10th and 12th Participant Contract Years, a 5% contingent deferred sales charge will be made against the full amount of such surrender. Effective October 1, 1997, after the 12th Participant Contract Year, the 5% charge will be reduced by 1% each subsequent year until the charge is eliminated. In some states, the contingent deferred sales charge structure noted above may not yet be available. In these states, Talcott Resolution will deduct 6% from the amount surrendered from any Participant’s Individual Account under a Master Contract during the first ten Participant’s Contract Years and 5% thereafter prior to the Annuity Commencement Date.
(7)
 The Transfer Fee applies to each transfer in excess of 12 made in a Participant Contract Year. We Currently waive the Transfer Fee.
(8)
 The Annual Maintenance Fee is deducted from each Participant’s Individual Account under the Contracts. This fee will be deducted from the value of each such account on the last business day of each calendar year; provided, however, that if the value of a Participant’s Individual Account is redeemed in full at any time before the last business day of the each Participant’s Contract year, then the Annual Maintenance Fee charge will be deducted from the proceeds of such redemption. No contract fee deduction will be made during the Annuity Payment period under the contracts.

In the event that the Contributions made on behalf of a Participant are allocated partially to the fixed annuity portion of the Participant’s Individual Account and partially to the variable annuity portion of the Participant’s Individual
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Account, then the Annual Maintenance Fee will be deducted first from the value of the fixed annuity portion of the Participant’s Individual Account. If the value of the fixed annuity portion of the Participant’s Individual Account is insufficient to pay the fee, then any deficit will be deducted from the value of the variable annuity portion of the Participant’s Individual Account in the following manner: if there are no accumulation units in the General Account or if their value is less than $10.00, the General Account portion of an account will be made against values held in the Hartford Stock HLS Fund Sub-Account of DC-I. If the Hartford Stock HLS Fund Sub-Account values are insufficient to cover the fee, the fee shall be deducted from the account values held in the Hartford Total Return Bond HLS Fund Sub-Account of DC-I. The fee is not applicable to the Hartford Ultrashort Bond HLS Fund Sub-Account where available. In the even that the Contributions made on behalf of a Participant are allocated partially to the General Account and partially to the Separate Account, the Annual Maintenance Fee will be charged against the Separate Account and General Account on a pro rata basis.
(9)
 The Base Contract Fee consists of the Mortality and Expense Risk and Administrative Charge, which is deducted daily at an annual rate against the average daily assets held under the DC-I and DC-II separate accounts.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Participant administrative expenses, Base Contract Expenses and Underlying Fund fees and expenses.
Please note that there may be additional extra-contractual fees and charges that are not reflected in the Example, such as custodian or advisory fees that are plan and/or participant specific. Depending on the type of charge, these may reduce only your Participant Account Value, and/or could have tax consequences. See the section “Plan Related Expenses” later in this Prospectus.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the highest Total Annual Fund Operating Expenses. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the underlying funds. If these arrangements were taken into consideration, the expenses shown would be lower.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	If you Surrender your Contract at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
2.00%	$9,849	$17,117	$24,611	$41,919

	If you annuitize at the end of the applicable time period
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
2.00%	$3,424	$10,467	$17,732	$36,902

	If you do not Surrender your Contract
Mortality and Expense Risk and Administrative Charge	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
2.00%	$3,442	$10,485	$17,750	$36,920
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Principal Risks of Investing in the Contract
Not a Short Term Investment Vehicle. The Contract is designed for retirement savings or other long-term purposes. It is not appropriate for investors who need ready access to cash.
Risks Associated with Underlying Funds. The value of your investment and any returns will depend on the performance of the Underlying Fund(s) you select. You bear the risk of any decline in your Participant Account value resulting from the Underlying Fund(s)’ performance.
Company’s Claims Paying Ability. Guarantees and benefits provided by the Talcott Resolution are subject to the financial strength and claims paying ability of the company. If the Talcott experiences financial difficulty, it may not be able to make guaranteed payments that exceed the assets in the Separate Account.
Deduction of Third-Party Advisory Fees. Risks relating to the deduction of advisory fees will reduce your Participant Account Value and subject to state and federal income tax, as well as a 10% federal penalty tax if the Participant is under age 59 1/2.
Limitations on Surrenders and Withdrawals. During the first Twelve Contract Years we will deduct a contingent deferred Surrender Charge if you surrender or take a withdrawal from the Contract. You should purchase the Contract only if you have the ability to keep it in force for a substantial period of time.
Contract Suspension. The Contract may be suspended where new Contributions and new Participant Accounts will not be accepted.
Tax Consequences. Withdrawals are generally taxable as ordinary income. Withdrawals before age 59 1∕2 may be subject to a tax penalty.
Cyber Security and Business Continuity Risk. We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because Our variable product business is highly dependent upon the effective operation of Our computer systems and those of Our business partners, Our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such system failures and cyber-attacks affecting Us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect Us and your interest in the Contract. For instance, system failures and cyber-attacks may interfere with Our processing of Contract transactions, including the processing of orders from Our website or with the Underlying Funds, impact Our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject Us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There may also be an increased risk of cyber-attacks during periods of geopolitical or military conflict (such as Russia's invasion of Ukraine and the resulting response by the United States and other countries). There can be no assurance that We or the Underlying Funds or Our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, epidemics and terrorist acts, which could adversely affect Our ability to administer the Contracts. Natural and man-made disasters, such as the recent spread of COVID-19, may require a significant contingent of Our employees to work from remote locations. During these periods, we could experience decreased productivity, and a significant number of Our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair Our ability to operate effectively by preventing the workforce from working remotely and impair Our ability to process Contract-related transactions or to calculate Contract values.
The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the

Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.
Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company (formerly named Hartford Life Insurance Company) is a stock life insurance company. It is authorized to do business in all states of the United States and the District of Columbia. Talcott Resolution was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Its executive offices are located at 1 Griffin Road North, Windsor, CT 06095. Effective September 1, 2023, Talcott’s executive offices will be located at 1 American Row, Hartford, CT 06103.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (“Great-West”) further to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts. On September 2, 2022, Great-West Life & Annuity Insurance Company was re-named Empower Annuity Insurance Company of America (“Empower”).
Empower has primary responsibility for administration of the Contract and the Separate Account. Empower or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
On June 30, 2021, pursuant to the Agreement and Plan of Merger dated as of January 18, 2021, by and among Sutton Holdings Investments, Ltd. (“Buyer”), Sutton Holdings Merger Sub, L.P., Hopmeadow Holdings, LP (“HHLP”) and Hopmeadow Holdings GP LLC, the owners of HHLP sold all of the issued and outstanding equity interests in HHLP, a parent of Talcott Resolution Life Insurance Company, to Buyer, an affiliate of Sixth Street, a global investment firm. Talcott Resolution is ultimately controlled by A. Michael Muscolino and Alan Waxman.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The Separate Account
Talcott Resolution Life Insurance Company Separate Account DC Variable Account-I (“DC-I”) and Talcott Resolution Life Insurance Company Separate Account Two (“DC-II”) are where we set aside and invest assets of some of our annuity contracts, including the Contracts. We hold Contributions to Contracts issued in connection with Deferred Compensation Plans in DC-I during the Accumulation Period and in DC-II during the Annuity Period. We hold Contributions to Contracts issued in connection with Qualified Plans in DC-II during both the Accumulation Period and the Annuity Period. The assets of DC-I and DC-II were transferred from Hartford Variable Annuity Life Insurance Company Separate Account DC-I and Separate Account DC-II, respectively, on December 31, 1987.
Each Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Accounts or Talcott Resolution.
Each Separate Account meets the definition of “separate account” under federal securities law. Each Separate Account holds only assets for variable annuity contracts. Each Separate Account, respectively:
•Holds assets for the benefit of Participants and Contract Owners, and the persons entitled to the payments described in the Contract.

•Is not subject to the liabilities arising out of any other business Talcott Resolution may conduct. The General Account is subject to the Company’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.
•Is not affected by the rate of return of Talcott Resolution’s General Account or by the investment performance of any of Talcott Resolution’s other separate accounts.
•May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other contracts offered by the Separate Account which are not described in this Prospectus.
•Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.
We do not guarantee the investment results of the Separate Accounts. There is no assurance that the value of your Participant Account will equal the total of the Contributions made to your Participant Account.
Underlying Funds
Each Underlying Fund is registered with the SEC as a diversified open–end management investment company under the 1940 Act. But the SEC does not supervise their management, investment practices or policies. The (i) name of each Underlying Fund, (ii) its investment objective, (iii) investment adviser and any sub-adviser, (iv) current expenses and (v) performance information is provided in Appendix A: Underlying Funds. Not all Underlying Funds may be available in all states.
The Underlying Fund each issues a prospectus, which contains additional important information about the Fund. You may obtain copies of the prospectuses for the Underlying Funds by contacting Empower at 1-844-804-8989.
For Contracts issued in connection with Employer-sponsored retirement plans, the Contract owner decides which Sub-Accounts described in this prospectus are available to Participants. As a result, if you are a Participant in an Employer-sponsored Plan, you may not be able to allocate Contributions to all the Sub-Accounts described in the Prospectus. For additional information about the Sub-Accounts available to you, please refer to materials describing your employer’s Plan.
The Contract may contain a General Account option. The General Account option has certain restrictions. Neither the General Account option nor these restrictions are described in this prospectus. The General Account option is not required to be registered with the SEC
Fees and Payments Received by Talcott Resolution from the Fund Families
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to reinsure the obligations of Talcott Resolution under the Contracts and to provide all of the administrative services necessary to support the Contracts. In this role, MassMutual receives all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution. On December 31, 2020, MassMutual entered into a reinsurance agreement with Empower Annuity Insurance Company of America (“Empower”) to further reinsure the obligations of Talcott Resolution under the Contracts. MassMutual also entered into an administrative services agreement and subcontract services agreement for Empower to provide all of the administrative services necessary to support the Contracts. Under these arrangements, Empower now receives (through MassMutual) all charges, fees, payments and compensation described in this Prospectus as payable to Talcott Resolution.
The Contracts are no longer available for sale. The MassMutual affiliate formerly responsible for marketing and selling the Contracts continues to pay sales commissions and other compensation to financial intermediaries for sales and marketing activities related to the Contracts.
Talcott Resolution receives substantial fees and payments with respect to the Underlying Funds that are offered as Sub-Accounts to your Plan through the Contract. These types of fees and payments, which are sometimes called “revenue sharing” payments, are among a number of factors considered when deciding to include a fund in the menu of Underlying Funds offered through the Contract. All of the Underlying Funds on the overall menu make payments to Talcott Resolution or an affiliate. These fees and payments under agreements between Talcott Resolution and the principal underwriters, transfer agents, investment advisers and/or other entities related to the Funds may be in amounts up to 0.80% of assets invested in a Underlying Fund. The fees and payments may include asset based sales compensation and service fees under distribution and/or servicing plans adopted by funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. They may also include administrative service fees and additional payments, expense reimbursements and other compensation. The fees may result in a profit to the extent they exceed expenses, including the expenses of paying compensation to broker-dealers, financial institutions and other persons for selling the Contracts.

Not all fund families pay the same amount of fees and compensation to Us and not all Funds pay according to the same formula. Because of this, the amount of the fees and payments received by Talcott Resolution varies by Fund and Talcott Resolution may receive greater or less fees and payments depending on which variable investment options your Plan selects.
For information on which Underlying Funds pay Talcott Resolution such fees and at what level, please visit https://plan.empower-retirement.com/plancloudws/fundprospectus or call 1-844-804-8989. Written information will be provided upon request.
Endorsement/Sponsorship Fees Paid By Talcott Resolution
Empower, as sub-administrator for the Talcott Resolution Contracts, has entered into endorsement/sponsorship arrangements with the National Association of Police Organizations (NAPO), Fraternal Order of Police (FOP), and National Association of Government Defined Contribution Administrators (NAGDCA). Under the arrangements, Great West pays endorsement/sponsorship fees to NAPO, FOP and NAGDCA, which allows Great West to advertise its retirement products and services to their member organizations and individuals.
For additional information on the amount of fees and payments made by Empower, as sub-administrator for the Talcott Resolution Contracts, please call 1-844-804-8989. Written information will be provided upon request.
Voting Rights
Talcott Resolution is the legal owner of all Underlying Fund shares held in the Separate Account and has the right to vote at the Fund’s shareholder meetings.
As Sub-administrator of the Separate Account, Empower has assumed responsibility of voting the shares of the Underlying Funds on behalf of Talcott Resolution. To the extent required by federal securities laws or regulations, we will:
• Notify the Contract Owner or Participant of any Fund shareholders’ meeting if the shares held for the Contract may be voted;
•Send proxy materials and a form of instructions to the Contract Owner or Participant that may be used to provide instructions on how to vote the Fund shares held for the Contract;
•Arrange for the handling and tallying of proxies received from Contract Owners or Participants;
•Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner or Participant; and
•Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.
All Fund shares for which no voting instructions are received will be voted in the same proportion as shares for which voting instructions have been received may result in a small number of Contract Owners or Participants determining the outcome of a proposal subject to a shareholder vote.
If any federal securities laws or regulations, or their present interpretation, change to permit voting shares without obtaining Contract Owner or Participant instructions, , Empower may decide to do so. Contract Owners or Participants may attend any shareholder meeting at which shares held for their Contract may be voted.
During the Annuity Period under a Contract, the number of votes will decrease as the number of shares in the Underlying Funds held to fund the Annuity benefits decrease.
Changes to the Funds and Separate Account
We reserve the right, subject to any applicable law, to substitute the shares of any other registered investment company for the shares of any Fund held by the Separate Account. Substitution may occur if shares of the Fund(s) become unavailable or due to changes in applicable law or interpretations of law or as we deem appropriate. Current law requires notification to you of any such substitution and approval of the Securities and Exchange Commission. We also reserve the right, subject to any applicable law, to offer additional Sub-Accounts with differing investment objectives, and to make existing Sub-Account options unavailable under the Contracts in the future.
We may offer additional separate account options from time to time under these Contracts. Such new options will be subject to the then in effect charges, fees, and or transfer restrictions for the Contracts for such additional separate accounts.

General Account Option
Important information you should know: The portion of the Contract relating to the General Account option is not registered under the Securities Act of 1933 (“1933 Act”) and the General Account option is not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Neither the General Account option nor any interest in the General Account option is subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the General Account option.
The General Account option is part of our General Account that includes our company assets. Contributions and Contract values allocated to the General Account option are available to our general creditors.
Declared Rate of Interest: We credit interest on Contributions made to the General Account at a rate we declare for any period of time that we determine. We may change the declared interest rate from time to time at our discretion.
Guaranteed Rate of Interest: Talcott Resolution guarantees a minimum rate of interest. The declared interest rate will not be less than the minimum guaranteed rate of interest.
Distributions and Transfers: We generally process distributions and transfers from the General Account within a reasonable period of time after we receive a Participant request at our Administrative Office. However, under certain conditions, transfers from the General Account may be limited or deferred. Distributions may be subject to a contingent deferred Sales Charge and may be deferred.
The General Account is subject to the Company’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.
Contract Charges
Sales Charge
Effective August 1, 2011, the Sales Charge was removed from the Contracts and ceased to apply to all Surrenders after August 1, 2011. Prior to August 1, 2011, the Sales Charge that was applicable to you depended on whether your Contract was issued (a) on or after May 2, 1983, or (b) on or after December 7, 1981 and prior to May 2, 1983.
Sales Charge: Contracts issued on or after May 2, 1983
The Sales Charge covers some of the expenses relating to the sale and distribution of the Contracts, including:
•the cost of preparing sales literature,
•commissions and other compensation paid to broker dealers and their registered representatives, and
•other promotional and distribution related activities.
If the Sales Charge is not sufficient to cover sales and distribution expenses, we pay those expenses from our general assets, including surplus. Surplus might include profits resulting from unused mortality and expense risk charges.
We do not deduct a sales charge at the time Contributions are made to the Contract. We may assess a Sales Charge when you partially or fully Surrender amounts held in your Participant Account under the Contract. The Sales Charge is based on the amount you choose to Surrender from your Participant Account and the number of Participant Contract Years completed with respect to your Participant Account before the Surrender.
The percentage used to calculate the contingent deferred Sales Charge is equal to:
Participant’s Contract Years	Sales Charge as a percentage of Participant Account value Surrendered
During the First through the Sixth Year	7%
During the Seventh through the Twelfth Year	5%
During the Thirteenth Year and thereafter	0%
We will not assess any Sales Charge when you partially or fully Surrender the Contract.

We may reduce the amount or term of the Sales Charge (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
When you request a full Surrender, the Sales Charge is deducted from the amount Surrendered and the balance is paid to you.
➢Example: You request a full Surrender when the value of your Participant Account is $1,000 and the applicable Sales Charge is 5%: Your Sub-Account(s) will be surrendered by $1,000 and you will receive $950 (i.e., the $1,000 Surrender less the 5% Sales Charge).
If you request a partial Surrender and ask for a specific dollar amount, the Sales Charge will be calculated on the total amount that must be withdrawn from your Sub-Account(s) to provide you with the amount requested.
➢Example: You ask for $1,000 when the applicable Sales Charge is 5%: Your Sub-Account(s) will be reduced by $1,052.63 (i.e., a total withdrawal of $1,052.63 made up of $52.63 in Sales Charge plus the $1,000 you requested). The net amount of $1,000 is paid to you.
Sales Charge: Contracts issued on or after December 7, 1981 and prior to May 2, 1983
Contributions made to a Participant’s Individual Account pursuant to the terms of contracts issued on or after December 7, 1981 and prior to May 2, 1983 are subject to the following:
No deduction for sales expenses is made at the time of allocation of Contributions to the Contracts. Talcott Resolution charges a contingent deferred sales charge that begins to phase out after the 12th Participation Contract Year. During the first 10 Participation Contract Years, a maximum deduction of 6% will be made against the full amount of any such surrender. Thereafter, if a surrender occurs between the 10th and 12th Participant Contract Years, a 5% contingent deferred sales charge will be made against the full amount of such surrender. Effective October 1, 1997, after the 12th Participant Contract Year, the 5% charge will be reduced by 1% each subsequent year until the charge is eliminated.
In some states, the contingent deferred sales charge structure noted above may not yet be available. In these states, Talcott Resolution will deduct 6% from the amount surrendered from any Participant’s Individual Account under a Master Contract during the first ten Participant’s Contract Years and 5% thereafter prior to the Annuity Commencement Date.
The full value of a surrender is subject to such charges when applied as a percentage against the sum of all Contributions to a Participant’s Individual Account.
No deduction for contingent deferred sales charges will be made: (1) in the event of death of a Participant; or (2) if the value of a Participant’s Individual Account is paid out under one of the available annuity options under the contracts; or, (3) if, on Public Employee Deferred Compensation Plans only, a Participant in a Plan makes a financial hardship withdrawal as defined in the Regulations issued by the IRS with respect to the IRC Section 457 governmental deferred compensation plans. The Plan of the Employer must also provide for such hardship withdrawals.
Talcott Resolution reserves the right to limit any increase in the Contributions made to a Participant’s Individual Account to not more than three times the total Contributions made on behalf of such Participant during the initial 12 consecutive months of the Account’s existence under the contract of the present guaranteed deduction rates. Increases in excess of those described will be accepted only with the consent of Talcott Resolution and subject to the then current deductions being made for Sales Charges, the Minimum Death Benefit guarantee and mortality and expense undertaking.
Each contract provides for experience rating of the deduction for sales expenses and/or the Annual Maintenance Fee. In order to experience rate a contract, actual sales costs applicable to a particular contract are determined. If the costs exceed the amounts deducted for such expenses, no additional deduction will be made. If however, the amounts deducted for such expenses exceed actual costs, Talcott Resolution, in its discretion, may allocate all, a portion, or none of such excess as an experience rating credit. If such an allocation is made, the experience credit will be made appropriate: (1) by a reduction in the amount deducted from subsequent contributions for sales expenses; (2) by the crediting of a number of additional Accumulation Units or by Annuity Units, as applicable, without deduction of any sales or other expenses therefrom; (3) or by waiver of the Annual Maintenance Fees or by a combination of the above. To date experience rating credits have been provided on certain cases.
Is there ever a time when the Sales Charge does not apply?
We do not deduct the Sales Charge from a Surrender from Participant’s Account under a Contract in the event of the Participant’s:
•death,
•disability, within the meaning of Code section 72(m)(7) (provided that any such disability would entitle the Participant to receive social security disability benefits),

•confinement in a nursing home, provided the Participant is confined immediately following at least 90 days of continuous confinement in a hospital or long term care facility,
•financial hardship (e.g., an immediate and heavy financial need of the Participant other than purchase of a principal residence or payment for post-secondary education), or
•in the event that a Participant Account is paid out under one of the available Annuity payout options under the Contracts or under the Systematic Withdrawal Option (except that a Surrender out of Annuity payout option 5 is subject to Sales Charges, if applicable).
•See Appendix II for the percentage used to calculate the Sales Charge for prior group contracts.
Participants with a Date of Coverage prior to October 15, 1986 may withdraw up to 10% of the value of their Participant Account on a non-cumulative basis each Participant’s Contract Year, after the first, without application of Sales Charges. Participants with a Date of Coverage on or after October 15, 1986 do not have this 10% withdrawal privilege.
Annual Maintenance Fee: The Annual Maintenance Fee is applicable to you depends on whether your Contract was issued (a) on or after May 2, 1983, or (b) on or after December 7, 1981 and prior to May 2, 1983.
Annual Maintenance Fee (Contracts issued on or after May 2, 1983): The Annual Maintenance Fee is an annual $18 fee that we deduct from each Participant Account on a quarterly basis. The fee compensates us for our administrative services related to maintaining the Contract and the Participant Accounts. We deduct 25 percent of the annual fee on the last Valuation Day of each quarter, or from the proceeds of a full surrender of a Participant Account. We deduct the fee proportionately from the Sub-Accounts and any General Account value in a Participant Account.
Annual Maintenance Fee (Contracts issued on or after December 7, 1981 and prior to May 2, 1983): There will be an Annual Maintenance Fee deduction in the amount of $18 from the value of each such Participant’s Individual Account under the contracts, except as set forth below.
This fee will be deducted from the value of each such account on the last business day of each calendar year; provided, however, that if the value of a Participant’s Individual Account is redeemed in full at any time before the last business day of the each Participant’s Contract year, then the Annual Maintenance Fee charge will be deducted from the proceeds of such redemption. No contract fee deduction will be made during the Annuity Payment period under the contracts.
In the event that the Contributions made on behalf of a Participant are allocated partially to the fixed annuity portion of the Participant’s Individual Account and partially to the variable annuity portion of the Participant’s Individual Account, then the Annual Maintenance Fee will be deducted first from the value of the fixed annuity portion of the Participant’s Individual Account. If the value of the fixed annuity portion of the Participant’s Individual Account is insufficient to pay the fee, then any deficit will be deducted from the value of the variable annuity portion of the Participant’s Individual Account in the following manner: if there are no accumulation units in the General Account or if their value is less than $10, the General Account portion of an account will be made against values held in the Hartford Stock HLS Fund Sub-Account of DC-I. If the Hartford Stock HLS Fund Sub-Account values are insufficient to cover the fee, the fee shall be deducted from the account values held in the Hartford Total Return Bond HLS Fund Sub-Account of DC-I. In the event that the Contributions made on behalf of a Participant are allocated partially to the General Account and partially to the Separate Account, the Annual Maintenance Fee will be charged against the Separate Account and General Account on a pro rata basis.
Mortality and Expense Risk and Administrative Charge:
The Mortality and Expense Risk and Administrative Charge applicable to you depends on whether your Contract was issued (a) on or after May 2, 1983, or (b) on or after December 7, 1981 and prior to May 2, 1983.
Mortality and Expense Risk and Administrative Charge (Contracts issued on or after May 2, 1983):
For providing administrative services, and for assuming mortality and expense risks under the Contract, we deduct a daily charge at an annual rate against all Contract values in the Sub-Accounts. The amount of the charge differs between DC-I and DC-II:
Mortality and Expense Risk and Administrative Charge	DC-I	DC-II
Annual rate	0.90%	1.25%
Mortality Risk During The Accumulation Period
During the period your Contributions are accumulating, we are required to cover any difference between the Minimum Death Benefit paid and the Participant Account value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Mortality Risk During The Annuity Period
Once Annuity payouts have begun, we may be required to make Annuity payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.
Expense Risk
We also bear an expense risk that the Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity payouts will fluctuate with the performance of the underlying Fund selected, your Annuity payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. This charge enables us to keep our commitments and to pay you as planned.
We also provide various administrative support services for plans. These services include recordkeeping, statements of account, internet and automated voice response account access, and participant educational materials.
If the mortality and expense risk and administrative charge under a Contract is insufficient to cover actual costs incurred by us, we will bear the loss. If the mortality and expense risk and administrative charge exceeds these costs, we will keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk and administrative charge.
We may reduce the mortality and expense risk and administrative charge under the Contracts (See “Experience Rating under the Contracts” and “Negotiated Charges and Fees”).
Mortality and Expense Risk and Administrative Charge (Contracts issued on or after December 7, 1981 and prior to May 2, 1983)
Although Variable Annuity payments made under the contracts will vary in accordance with the investment performance of the Fund shares, the payments will not be affected by (a) Talcott Resolution’s actual expenses, if greater than the deductions provided for in the contracts, or (b) Talcott Resolution’s actual mortality experience among Annuitants after retirement because of the expense and mortality undertakings by Talcott Resolution.
In providing an expense undertaking, Talcott Resolution assumes the risk that the deductions for sales expenses, the Annual Maintenance Fee and the Minimum Death Benefit during the Accumulation Period may be insufficient to cover the actual costs of providing such items.
The mortality undertaking provided by Talcott Resolution under the contracts, assuming the selection of one of the forms of life annuities, is to make monthly annuity payments (determined in accordance with the annuity tables and other provisions contained in the contract) to Contract Owners or Annuitant’s Accounts regardless of how long an Annuitant may live and regardless of how long all Annuitants as a group may live. This undertaking assures a Contract Owner that neither the longevity of an Annuitant nor an improvement in life expectancy will have any adverse effect on the monthly annuity payments the Employees will receive under the contract. It thus relieves the Contract Owner from the risk that Participants in the Plan will outlive the funds accumulated.
The mortality undertaking is based on Talcott Resolution’s actuarial determination of expected mortality rates among all Annuitants. If actual experience among Annuitants deviates from Talcott Resolution’s actuarial determination of expected mortality rates among Annuitants because, as a group, their longevity is longer than anticipated, Talcott Resolution must provide amounts from its general funds to fulfill its contract obligations. In that event, a loss will fall on Talcott Resolution. Conversely, if longevity among Annuitants is lower than anticipated, a gain will result to Talcott Resolution.
For assuming these risks Talcott Resolution makes a minimum daily charge against the value of the average daily assets held under DC-I and DC-II, as appropriate, of 1.25% with respect to the Hartford Total Return Bond HLS Fund, Hartford Stock HLS Fund and Hartford Ultrashort Bond HLS Fund Sub-Accounts where available, on an annual basis. This rate may be periodically increased by Talcott Resolution subject to a maximum annual rate of 2.00%. However, no increase will occur unless the Securities and Exchange Commission first approves the increase.
Transfer Fee
The Contracts provide for a Transfer Fee of $5 that applies to each transfer in excess of 12 made in a Participant Contract Year. We do not currently charge the $5 Transfer Fee.

Premium Taxes
We reserve the right to deduct a charge for Premium Tax imposed on Us by a state or other governmental entity. Certain states and municipalities impose a Premium Tax. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed on the Annuity Commencement Date. We will pay Premium Taxes at the time imposed under applicable law. At Our sole discretion, We may deduct Premium Taxes at the time We pay such taxes to the applicable taxing authorities, at the time the Contract is surrendered, at the time a death benefit is paid, or at the time a Participant annuitizes.
Loan Fees
Loans may be subject to a one-time set-up fee of $50. In addition, loans may also be subject to an annual loan administration fee of $50. We do not currently charge the annual loan administration fee.
Experience Rating under the Contracts
We may apply experience credits under a Contract based on investment, administrative or other factors, including, but not limited to: (1) the total number of Participants, (2) the sum of all Participants’ Account values, (3) the allocation of Contract values between the General Account and the Separate Accounts under the Contract, (4) present or anticipated levels of Contributions, distributions, transfers, administrative expenses or commissions, and (5) whether We are the exclusive annuity contract provider. Experience credits can take the form of a reduction in the deduction for Program and Administrative Charges, a reduction in the term or amount of any applicable Contingent Deferred Sales Charges, an increase in the rate of interest credited under the Contract, a reduction in the amount of the Annual Maintenance Fee or any combination of the foregoing. We may apply experience credits either prospectively or retrospectively. We may apply and allocate experience credits in such manner as We deem appropriate. Any such credit will not be unfairly discriminatory against any person, including the affected Contract Owners or Participants. Experience credits have been given in certain cases. Owners of Contracts receiving experience credits will receive notification regarding such credits. Experience credits may be discontinued at Our sole discretion in the event of a change in applicable factors. For Contracts issued in New York, We may only apply experience credits prospectively.
Negotiated Charges and Fees
The charges and fees described in this section vary from Contract to Contract, depending on plan characteristics. The Contract Owner can negotiate charges and fees. This flexibility allows Us and the Contract Owner to custom design a charge and fee structure that meets the financial goals of both the Contract Owner and Talcott Resolution.
Charges of the Funds
The Separate Account purchases shares of the Funds at net asset value. The net asset value of the fund reflects investment advisory fees, distribution fees and operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Underlying Fund’s prospectuses.
Plan Related Expenses: We can agree with the Contract Owner may direct us to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan Related Expenses including, but not limited to, fees to consultants, auditors, counsel, Talcott Resolution and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner. We may agree to include these amounts as an adjustment to the charge for administrative undertakings for the Separate Account.
You should consult a tax advisor regarding the tax treatment of adviser fee payments. Please consult with your investment adviser before requesting us to pay financial adviser fees from this Contract compared to other assets you may have.
Any financial adviser fee you pay is in addition to this Contract’s fees and expenses.
You should ask your financial adviser about compensation they receive for this Contract. We are not an investment adviser, and we do not provide investment advice in connection with sales of the Contract. We are not a fiduciary to you, and do not make recommendations or assess suitability.
THE CONTRACTS
The Contracts are group variable annuity contracts. We can offer the Contracts for use in connection with Deferred Compensation Plans and Qualified Plans, including annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to section 403(b) of the Code. In addition, we can offer the Contracts in connection with Individual Retirement Annuity Plans under section 408 of the Code.

Contract Owners who purchased a prior series of Contracts can make Contributions, subject to the terms and provisions of such Contracts. New Participants may be added to such existing Contracts, but no new Contracts under that prior series will be issued.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the U.S. Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your Participant Account being considered abandoned property under state law (unless preempted by ERISA), and remitted to the applicable state.
Assignments
The Contract belongs to the Contract Owner. However, under certain Deferred Compensation Plans, the Contract Owner must hold the Contract for the exclusive benefit of the Plan’s Participants and Beneficiaries. The Contract Owner’s rights and privileges may only be exercised in a manner that is consistent with the written Plan adopted by the Contract Owner. Under certain circumstances, the Contract Owner’s interest in the Contract may be assigned. However, amounts held under a Contract on behalf of a Participant are nontransferable and cannot be assigned.
Pricing and Crediting of Contributions
We credit initial Contributions to your Participant Account within two Valuation Days of our receipt of a properly completed application and the initial Contribution at our Administrative Office.
If your application or other necessary information is incomplete when received, your initial Contribution will be credited to your Participant Account not later than two Valuation Days after the application is made complete. However, if an incomplete application is not made complete within five Valuation Days of its initial receipt, the Contribution will be immediately returned unless we inform the Contract Owner of the delay and the Contract Owner tells us not to return it.
Subsequent Contributions properly designated for your Participant Account that are received prior to the close of the New York Stock Exchange will be invested on the same Valuation Day. Subsequent Contributions properly designated for your Participant Account that are received on a Non-Valuation Day or after the close of the New York Stock Exchange will be invested on the next Valuation Day.
Canceling your Individual Contract
For individual annuity contracts, if for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee before we can cancel your Contract.
Unless otherwise required by state law, We will pay you your Participant Account value as of the Valuation Day We receive your request to cancel and will refund any sales or Contract charges incurred during the period you participated in the Contract. The Participant Account value may be more or less than your Contributions depending upon the investment performance of your Participant Account. This means that you bear the risk of any decline in your Participant Account value until We receive your notice of cancellation. In certain states, however, We are required to return your Contributions without deduction for any fees or charges.
Transfers between Sub-Accounts
During phases of your Contract when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Participant Account value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when We process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to Us and your Registered Representative. Any oral communication should be re-confirmed in writing.
You may request a transfer into (purchases) a particular Sub-Account or transfers out of (redemptions) a particular Sub-Account. In addition, you may allocate Contributions to or request Surrenders from Sub-Accounts. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund We would need to sell to satisfy all Participants’ “transfer-out” requests. At the same time, We also combine all the daily requests to transfer into a particular Sub-Account or Contributions allocated to that Sub-Account and determine how many shares of that Underlying Fund We would need to buy to satisfy all Participants’ “transfer-in” requests.

In addition, many of the Underlying Funds that are available as investment options in Our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by Us or Our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of Our size and available technology to combine sales of a particular Underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by Us or Our affiliates. We also combine many of the purchases of that particular Underlying Fund for many of the products We offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that We sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if We combine all transfer-out (redemption) requests and Surrenders of a Sub-Account with all other sales of that Underlying Fund from all Our other products, We may have to sell $1 million dollars of that Fund on any particular day. However, if other Participants and the owners of other products offered by Us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then We would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
Restrictions on Sub-Account Transfers
First, you may make only one Sub-Account transfer request each day. We limit each Participants to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer,” however, you cannot transfer the same Participant Account value more than once a Valuation Day.
For Example:
•If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.
•If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Conversely, if you have $10,000 in Participant Account value distribution among 10 different Sub-Accounts and you request to transfer the Participant Account value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.
•However, you cannot transfer the same Participant Account value more than once in one day. That means if you have $10,000 in a money market fund Sub-Account and you transfer all $10,000 into a stock fund Sub-Account, on that same day you could not then transfer the $10,000 out of the stock fund Sub-Account into another Sub-Account.
Second, you are allowed to submit a total of 20 Sub-Account transfers each Calendar Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, internet, or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, We will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, Our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We may aggregate a Contract Owner’s Contracts or a Participant’s Participant Accounts for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation program. Reallocations made based on a Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
The Contracts provide for a Transfer Fee of $5 that applies to each transfer in excess of 12 made in a Participant Contract Year. We do not currently charge the $5 Transfer Fee.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase or become a Participant under this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:
Fund Trading Policies
Generally, you are subject to an Underlying Fund’s trading policies, if any. We are obligated to provide, at the Underlying Fund’s request, tax identification numbers and other shareholder identifying information contained in Our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, We have agreed to serve as a Fund’s agent to help monitor compliance with that Underlying Fund’s trading policy.
We are obligated to follow each Underlying Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning Sub-Account transfers into an Underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an Fund’s trading policy. Please refer to each Underlying Fund’s prospectus for more information. Transactions that cannot be processed because of the Underlying Fund’s trading policies will be considered not in good order.
In certain circumstances, the Underlying Fund’s trading policies do not apply or may be limited. For instance:
•Certain types of financial intermediaries may not be required to provide Us with shareholder information.
•“Excepted funds” such as money market funds and any Underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that an Underlying Fund treats as a single investor.
•An Underlying Fund can decide to exempt categories of Contract Owners whose contracts are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of asset allocation programs, automatic rebalancing programs, Annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals, surrenders, or retirement plan contributions.
Possibility of Undetected Abusive Trading or Market Timing. We may not be able to detect or prevent all abusive trading activities. For instance,
•Since We net all the purchases and redemptions for a particular Underlying Fund for this and many of Our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable annuities and types of Underlying Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.
•These policies apply only to individuals and entities that own or are Participants under this Contract. However, the Underlying Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different or less restrictive transfer rules or no transfer restrictions at all.
•In some cases, We are unable to count the number of Sub-Account transfers requested by Participants or enforce the Transfer Rule because We do not keep Participant Account records for a Contract. In those cases, the Participant Account records and Participant Sub-Account transfer information are kept by the Contract Owner or its third party service provider. These Contract Owners and third party service providers may provide Us with limited information or no information at all regarding Participant Sub-Account transfers.
Impact of Frequent Transfers
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Participant Account. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity payouts for your payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if We reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all Our variable product investors if the Fund and We cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, We do not have the tax identification number or other identifying information requested by a Fund in Our records. In those cases, We rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, We may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all Participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
General Account Option Transfers
You may make transfers out of the General Account Option to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). For Contracts issued or amended on or after May 1, 1992:
• Transfers of assets presently held in the General Account option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, are prohibited.
• Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account option, are prohibited.
In addition, we may limit the maximum amount transferred or Surrendered from the General Account option under a Participant Account to 20% of such portion of the Participant Account held in the General Account option in any one Participant Contract Year.
These restrictions apply to all transfers from the General Account Option, including all systematic transfers. As a result of these limitations, it may take a longer period of time (i.e., several years) to move Participant Account values in the General Account Option to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.
Telephone and Internet Transfers
Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by Us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact Us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
Telephone or internet transfer requests may be cancelled via the internet or by calling Us before the end of the Valuation Day you made the transfer request.
We, Our agents or Our affiliates are not responsible for losses resulting from telephone or electronic requests that We believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through Our website are genuine, including a requirement that Contract Owners and Participants provide certain identifying information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Contract Value
Your Participant Account value reflects the sum of the amounts under your Participant Account allocated to the General Account option and the Sub-Accounts.
There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of your Participant Account allocated to the Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the Underlying Funds.
Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under your Participant Account, the more Accumulation Units will be reflected under your Participant Account. You decrease the number of Accumulation Units in a Sub-Account under your Participant Account by requesting Surrenders, transferring money out of a Sub-Account, submitting a Death Benefit claim or by electing an Annuity payout from your Participant Account.
To determine the current Accumulation Unit value, We take the prior Valuation Day’s Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account is calculated by dividing (a) by (b) and multiplying (c) where:
(a) is the net asset value per share plus applicable distributions per share of each Fund held in the Sub-Account at the end of the current Valuation Day.
(b) is the net asset value per share of each Fund held in the Sub-Account at the end of the prior Valuation Day.
(c) is the daily factor representing the mortality and expense risk charge and any applicable administration charge deducted from the Sub-Account, adjusted for the number of days in the Valuation Period, and any other applicable charge.
We will send you a statement for each calendar quarter, that tells you how many Accumulation Units you have, their value and your total Participant Account value. You can also call 1-844-804-8989 to obtain your Participant Account value or, where available, you may access your account information through our website at www.massmutual.com/govnp.
Shares of the Underlying Funds are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the Underlying Funds’ prospectus.
Surrenders and Withdrawals
IMPORTANT TAX INFORMATION: There are certain restrictions on section 403(b) tax-sheltered annuities. As of December 31, 1988, all section 403(b) annuities have limits on full and partial surrenders. Contributions to the Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless the Contract Owner/employee has a) attained age 59 1∕2, b) a severance from employment, c) died, d) become disabled or e) experienced financial hardship (cash value increases may not be distributed for hardships prior to age 59 1∕2). Distributions prior to age 59 1∕2 due to financial hardship or separation from service may still be subject to a penalty tax of 10%. We will not assume any responsibility for determining whether a withdrawal is permissible, with or without tax penalty, in any particular situation; or in monitoring withdrawal requests regarding pre or post January 1, 1989 Contract Values. Any full or partial Surrender described above may affect the continuing tax-qualified status of some Contracts or plans and may result in adverse tax consequences to the Contract Owner. The Contract Owner, therefore, should consult with a tax adviser before undertaking any such Surrender (See “ Federal Tax Considerations”).
After termination of Contributions on your behalf and prior to your Annuity Commencement Date, you will have the following options:

1.
Continue your Participant’s Account under the Contract. Under this option, when the selected Annuity Commencement Date arrives, payments will begin under the selected Annuity payout option (See “Annuity Payout Options”). At any time before the Annuity Commencement Date, you may your Participant Account for a lump sum cash settlement in accordance with 3. below.
2.
To provide Annuity payouts immediately. The values in your Participant’s Account may be applied, subject to contractual provisions, to provide for Fixed or Variable Annuity payouts, or a combination thereof, commencing immediately, under the selected Annuity payout option under the Contract (See “Annuity Payout Options”).
3.
To Surrender your Account in a single sum. The amount received will be the value next computed after receipt of a written Surrender request for complete Surrender at the Empower Administrative Office, less any applicable Contingent Deferred Sales Charge, Annual Maintenance Fee and Premium Taxes. Payment will normally be made within seven days after We receive the written request.
4.
To request a partial Surrender of your Participant’s Account. Partial Surrenders are taken from the Sub-Account(s) that you specify. If you do not specify the Sub-Account(s), We will take the amount out of all applicable Sub-Account(s) on a pro rata basis. We will deduct any applicable Sales Charges from the partial Surrender (See “Contract Charges”).
5.
To begin making monthly, quarterly, semi-annual or annual withdrawals while allowing your Participant Account to remain in the Accumulation Period. Your Participant Account remains subject to the Annual

Maintenance Fee and any fluctuations in the investment results of the Sub-Accounts or any of the underlying investments. You may transfer the values of your Participant Account from one or more Sub-Accounts or the General Account option to any other Sub-Account, the General Account option or to any combination thereof, subject to Contract restrictions (See “Systematic Withdrawal Option”).
Systematic Withdrawal Option
If permitted by IRS regulations and the terms of the Plan, a Participant can make withdrawals while allowing his or her Participant Account to remain in the Accumulation Period under the Contract. Eligibility under this provision is limited to Participants who have terminated their employment with the Employer at the time they elect the Systematic Withdrawal Option (“SWO”). Payments are limited to 18.0% of the Participant’s Account annually. The minimum payment amount is $100. SWO payments generally are taxable as ordinary income and, if made prior to age 59 1∕2 , an IRS tax penalty may apply. Any Contingent Deferred Sales Charge otherwise applicable is waived on SWO payments.
Participants elect the specific dollar amount to be withdrawn, the frequency of payments (monthly, quarterly, semi-annually or annually) and the duration of payments (either a fixed number of payments or until the Participant’s Account is depleted). The duration of payments may not extend beyond the Participant’s life expectancy as of the beginning date of SWO payments or the joint and last survivor life expectancy of the Participant and the Participant’s Beneficiary. Participants may not elect the SWO if there is an outstanding loan amount.
A Participant can change the terms of a SWO as often as four times in each calendar year, can terminate the SWO at any time, and can elect one of the five available Annuity options or a partial or full lump sum withdrawal. If a partial or full lump sum withdrawal is elected within 12 months of a SWO payment, the Contingent Deferred Sales Charge that was previously waived, if any, will be deducted from the Participant’s Account upon withdrawal. Unless you direct otherwise, SWO payments will be deducted on a pro rata basis from the General Account option and each Sub-Account to which the Participant’s Account is allocated.
The SWO may only be elected pursuant to an election on a form provided by Us. Election of the SWO does not affect Participants’ other rights under the Contracts.
Payment of Surrender Value
Payments from the Sub-Accounts may be delayed beyond seven days only for periods (1) during which the New York Stock Exchange is closed other than customary weekend or holidays closings, or during which trading on the New York Stock Exchange is restricted; (2) during which an emergency exists that makes the valuation and disposal of the securities not reasonably practical; and (3) such other periods that the SEC may by order permit for the protection of investors.
Annuity Options
You are not required to annuitize this Contract. A Participant selects an Annuity Commencement Date (usually between the Participant’s 50th birthday and the date on which the Participant attains age 70 1∕2) and an Annuity payout option. The Annuity Commencement Date may be any day of any month before or including the month of a Participant’s 75th birthday, or an earlier date if prescribed by applicable law.
The Annuity Commencement Date and/or the Annuity payment option may be changed from time to time, but any such change must be made at least 30 days prior to the date on which Annuity payouts are scheduled to begin. Annuity payouts will normally be made on the first business day of each month, or another mutually agreed upon business day.
The Contract contains five Annuity payout options that may be selected on either a Fixed or Variable Annuity basis, or a combination thereof. If a Participant does not elect otherwise, We reserve the right to begin Annuity payouts at age 75 under Option 2 with 120 monthly payments certain. However, unless required by applicable law, We will not assume responsibility in determining or monitoring any required minimum distributions (See “Federal Tax Considerations”). Generally, depending on the terms of your retirement plan, you may select from the following payment frequencies: monthly, quarterly, semi-annually, and annually.
Annuity Payout Options
Option 1: Life Annuity where We make monthly Annuity payouts for as long as the Annuitant lives.

❖❖ Payments under this option stop with the last monthly payment preceding the death of the Annuitant, even if the Annuitant dies after one payment. This option offers the maximum level of monthly payments of any of the other life annuity options (Options 2-4) since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.
Option 2: Life Annuity with 120, 180 or 240 Monthly Payments Certain where We make monthly payments for the life of the Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then any remaining guaranteed monthly payments will be paid to the Beneficiary unless other provisions have been made and approved by Us.
Option 3: Unit Refund Life Annuity where We make monthly payments during the life of the Annuitant terminating with the last payment due prior to the death of the Annuitant, except that an additional payment will be made to the Beneficiary if (a) below exceeds (b) below:
(a)	=	total amount applied under the option at the Annuity Commencement Date
Annuity Unit value at the Annuity Commencement Date
(b)	=	number of Annuity Units represented by each monthly Annuity payout made	×	number of monthly Annuity payouts made
The amount of the additional payments is determined by multiplying the excess, if any, by the Annuity Unit value as of the date We receive Due Proof of Death.
Option 4: Joint and Last Survivor Annuity where We make monthly payments during the joint lifetime of the Annuitant and a designated individual (called the joint Annuitant) and then throughout the remaining lifetime of the survivor, ending with the last payment prior to the death of the survivor.
❖When the Annuity is purchased, the Annuitant elects what percentage (50%, 662/3%, 75% or 100%) of the monthly Annuity payout will continue to be paid to the survivor.
❖Under this Option 4, it would be possible for an Annuitant and joint Annuitant to receive only one payment in the event of the common or simultaneous death of the Annuitant and joint Annuitant prior to the due date for the second payment.
Option 5: Payments for a Designated Period where We agree to make monthly payments for the number of years selected. Under the Contracts, the minimum number of years is five. In the event of the Annuitant’s death prior to the end of the designated period, the present value of any then remaining payments will be paid in one lump sum to the Beneficiary unless other provisions have been made and approved by Us.
❖Option 5 does not involve life contingencies and does not provide any mortality guarantee.
❖Surrenders are subject to the limitations set forth in the Contract and any applicable Contingent Deferred Sales Charges (See “Contract Charges”).
For Contracts issued in New York, no surrenders are permitted by the Annuitant after Annuity payments commence under Option 5.
Once Annuity payouts have started, no Surrenders are permitted except from an annuity under Annuity Payout Option 5 - Payments for a Designated Period – that are paid on a variable basis. Such surrenders may be subject to a Contingent Deferred Sales Charge.
Options 2 and 5 are available only if the guaranteed Annuity payout period is less than the life expectancy of the Annuitant or the joint life expectancy of the Annuitant and their Joint Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS or, if none is prescribed, the mortality table then in use by Us.
We may offer other Annuity payout options from time to time. Not all Annuity payout options will be available in all states or in all Contracts.
Calculation of Annuity Payment
During the Annuity Period, your Participant Account Value will be applied to the Annuity Payout Option on either a fixed or variable basis, as you select. The minimum Annuity payout is $20. No election may be made which results in a first payment of less than $20. If at any time Annuity payouts are or become less than $20 We have the right to change the frequency of payment to intervals that will result in payments of at least $20.

Variable Annuity Payments
The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the Net Investment Factor (see “Contract Value”) for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed net investment rate discussed below.
The value of the Contract is determined as the product of the value of the Accumulation Unit credited to each Sub-Account no earlier than the close of business on the fifth business day preceding the date the first Annuity payout is due and the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.
The first monthly payment varies according to the Annuity payout option selected. The Contract cites Annuity tables derived from the 1983a Individual Annuitant Mortality Table with an assumed interest rate (“A.I.R.”) of 4.00% per annum. The total first monthly Annuity payout is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts. With respect to Fixed Annuities only, the current rate will be applied if it is higher than the rate under the tables in the Contract.
Level Annuity payouts would be provided if the net investment rate remained constant and equal to the A.I.R. In fact, payments will vary up or down in the proportion that the net investment rate varies up or down from the A.I.R. A higher A.I.R. may produce a higher initial payment but more slowly rising and more rapidly falling subsequent payments than would a lower interest rate assumption.
The amount of the first monthly Annuity payout, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account not later than the fifth business day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of
Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the Annuity payout is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.
The Annuity payouts will be made on the date selected. The Annuity Unit value used in calculating the amount of the Annuity payouts will be based on an Annuity Unit value determined as of the close of business on a day not more than the fifth business day preceding the date of the Annuity payout.
Here is an example of how a Variable Annuity is determined:
ILLUSTRATION OF ANNUITY PAYOUTS: (UNISEX) AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN
A.	Net amount applied	$139,782.50
B.	Initial monthly income per $1,000 of payment applied	6.13
C.	Initial monthly payment (A × B ÷ 1,000)	$856.87
D.	Annuity Unit Value	3.125
E.	Number of monthly annuity units (C ÷ D)	274.198
F.	Assume annuity unit value for second month equal to	2.897
G.	Second monthly payment (F × E)	$794.35
H.	Assume annuity unit value for third month equal to	3.415
I.	Third month payment (H × E)	$936.39
The above figures are simply to illustrate the calculation of a Variable Annuity and have no bearing on the actual historical record of any Separate Account.

Benefits Available Under the Contract
The following table summarizes information about the benefits under the Contract.
Benefit	Purpose	Whether Benefit Is Standard or Optional	Maximum Fee	Restrictions/ Limitations
Death Benefit
If the participant dies during
the Accumulation Period,
then the type of death benefit
paid depends on whether the
participant died (a) before
age 65, or (b) on or after
age 65. If the participant died
before age 65, a Minimum
Death Benefit is payable to
the Beneficiary, which is
generally the greater of the
greater of (a) the value of the
Participant Account and
(b) 100% of the
Contributions to the
Participant Account less prior
Surrenders and outstanding
Participant loans. If the
participant dies on or after
age 65, then the Contract
pays a death benefit equal to
the Participant Account
Value, less any outstanding
charges and loan balances.
		Standard	None	• For Minimum Death Benefit, value of Participant account measured on date that all completed paperwork received. • The deduction of advisory fees will reduce your death benefit.
Systemic Withdrawal Option	The Participant may be able request a loan from his or her Participant Account Value during the Accumulation Phase if permitted by the Code and the terms of the Plan.	Standard	None
• Limited to
Participants who
have terminated
their
employment
with the
Employer;
• Duration of
payments may
not extend
beyond the
Participant’s life
expectancy;
• A Participant
may not elect
the Systemic
Withdrawal
Option if there is
an outstanding
Loan.

Benefit	Purpose	Whether Benefit Is Standard or Optional	Maximum Fee	Restrictions/ Limitations
Participant Loan	The Participant may be able request a loan from his or her Participant Account Value during the Accumulation Phase if permitted by the Code and the terms of the Plan.	Standard	$50 loan set-up fee and $50 annual loan administration fee	Must be permitted by the Code and the terms of the Plan.
Death Benefits
Determination of the Beneficiary: The Beneficiary is the person or persons designated to receive payment of the death benefit upon the death of the Participant. If no designated Beneficiary remains living at the death of the Participant, the Participant’s estate is the Beneficiary.
Death before the Annuity Commencement Date:
Death Prior to age 65: If the Participant dies before the Annuity Commencement Date or the Participant’s attainment of age 65 (whichever comes first) the Minimum Death Benefit is payable to the Beneficiary. The Minimum Death Benefit is the greater of (a) the Termination Value of your Participant Account determined as of the day we receive Due Proof of Death or (b) 100% of the total Contributions made to your Participant Account, reduced by any prior partial Surrenders. “Termination Value” means the value of a Participant’s Account on any Valuation Day before the Annuity Commencement Date less any applicable Premium Taxes not already deducted and any applicable contingent deferred Sales Charge.
Death on or after age 65: If the Participant dies before the Annuity Commencement Date but on or after the Participant’s 65th birthday, the Beneficiary will receive the Termination Value of your Participant Account as of the date we receive Due Proof of Death at our Administrative Offices.
Calculation of the death benefit: If the Participant dies before the Annuity Commencement Date, the death benefit will be calculated as of the date we receive Due Proof of Death. The death benefit remains invested in the Separate Account and/or General Account option according to your last instructions until the proceeds are paid or We receive new settlement instructions from the Beneficiary(ies). During the time period between our receipt of Due Proof of Death and our receipt of the completed settlement instructions, the calculated death benefit will be subject to market fluctuations.
If the proceeds are taken in a single sum, payment will normally be made within seven days of our receipt of completed settlement instructions.
You may apply the death benefit payment to any one of the Annuity payout options under the Separate Account (See “Annuity Payout Options”) instead of receiving the death benefit payment in a single sum. An election to receive payment of death benefits under an Annuity payout option must be made before a lump sum settlement and within one year after the death by written notice to us at our Administrative Offices. Proceeds due on death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. No election to provide Annuity payouts will become operative unless the initial Annuity payout is at least $20 on either a variable or fixed basis, or $20 on each basis when a combination benefit is elected. The manner in which the Annuity payouts are determined and in which they may vary from month to month are the same as applicable to a Participant’s Account after retirement.
Death on or after the Annuity Commencement Date: If the Annuitant dies on or after the Annuity Commencement Date, there may be no payout at death unless the Annuitant has elected an Annuity payout option that permits the Beneficiary to elect to continue Annuity payouts or to receive the computed value.
Participant Loans
During the Accumulation Period, a Participant under a Tax Sheltered Annuity plan may request a loan from his or her Participant Account. Loans from a Participant’s Account may not be available in all states or may be subject to restrictions. When you initiate a loan from your Participant Account, we deduct a loan set-up fee of $50. In addition, while your loan is outstanding, we deduct a $50 annual loan administration fee from your Participant Account on a quarterly basis. We currently waive the annual loan administration fee.
When you take a loan from your Participant Account, for record-keeping purposes, an amount equal to your loan, plus interest, is placed into a loan account. When you make loan repayments, the amount of the loan account decreases until your loan account is re-paid in full. You must pay back your loan according to the payment schedule set by the terms of your loan agreement. The loan agreement describes the terms, conditions, and any fees or charges of your loan.
Loans will have a permanent effect on the Participant’s Account because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Account. The longer a loan is outstanding, the greater the impact on the Participant’s Account is likely to be. Also, if not repaid, the outstanding loan balance will reduce the death benefit otherwise payable to the Beneficiary.

Federal Tax Considerations
General
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on Our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.
This summary has been prepared by Us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
Civil Unions & Domestic Partnerships
Upon your death, a surviving spouse may have certain continuation rights under the Contract that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as change of ownership or continuation of the contract after death, may be taxable to those individuals. You should consult a tax and/or legal advisor for more information on this subject if it applies to you.
Tax Reporting
The federal, as well as state and local, tax laws and regulations require Us to report certain transactions with respect to the Contract (such as an exchange of or a distribution from the Contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by Us against your own records, and in consultation with your own tax advisor, and should notify Us if you find any discrepancies in case corrections have to be made.
Taxation of Talcott Resolution and the Separate Account
The Separate Account is taxed as part of Talcott Resolution which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. (See “Contract Value”). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. Talcott Resolution is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Talcott Resolution is the owner of the assets from which the tax benefits are derived.
Diversification of the Separate Account
For certain types of Contracts, the Internal Revenue Code (“Code”) requires that investments supporting these Contracts be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Underlying Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•no more than 70% is represented by any two investments,
•no more than 80% is represented by any three investments and
•no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.
Tax Ownership of the Assets in the Separate Account
In order for certain variable annuity contracts to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The U.S. Tax Court followed the IRS position and held that a variable contract owner would be treated for federal tax purposes as the owner of the separate account assets (Webber v. Commissioner, 14 Tax Court No. 17, June 30, 2015). The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular sub-accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and variable life insurance contracts. The distinction between when a variable contract owner will be determined to own the separate account under the analysis of the IRS and the Tax Court can best be illustrated by the following IRS rulings.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in Our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Underlying Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment.

As a result, We believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, We reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:
•A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),
•A contract acquired by the estate of a decedent by reason of such decedent’s death,
•Certain contracts acquired with respect to tax-qualified retirement arrangements,
•Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.
A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
Annuity Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to Talcott Resolution. If withholding applies, We are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
Generation Skipping Transfer Tax
Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require Talcott Resolution to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not Us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on Our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into Our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
Individual Retirement Annuities (“IRAs”)
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (“RMDs”) when the Owner reaches their Required Beginning Date or dies (or the distribution qualifies for one of the other exceptions to the penalty on early distributions), as described below, may result in imposition of a 25% penalty tax on any excess of the RMD amount over the amount actually distributed. This excise tax is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is assessed or imposed by the IRS. In addition, any amount received before the Owner reaches age 59 1∕2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. Effective January 1, 2020, non-spouse “designated beneficiaries” of a deceased Owner must generally receive distributions within 10 years of the death of the Owner. However, the life expectancy payout option (a/k/a “IRA stretch”) is still available for non-spouse beneficiaries who are “Eligible Designated Beneficiaries” enabling them to make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). “Eligible Designated Beneficiaries” include beneficiaries who are not more than 10 years younger, disabled, chronically ill, and minors until age of majority, at which time the 10-year rule applies. In addition, such a Plan is not required to permit such a rollover.
b.SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c.SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 25% penalty tax for failure to make a full RMD (or reduced amount), and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If We do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of Our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with Us.
d.Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the tenth year after such death for non-spouse designated beneficiaries or distributed over the life or life expectancy of an Eligible Designated Beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. There are annual limits on contributions to 401(a) defined contribution plans generally, and to 401(k) plans specifically. Salary reduction contributions to a 401(k) option cannot exceed the lesser of a dollar limit ($22,500 in 2023) or 100% of the employee’s “includible compensation.” For participants over age 50, a special additional catch-up provision may be available ($7,500 in 2023). In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. In addition, elective deferrals made by participants under a 401(k) arrangement are subject to specific distribution limitations similar to those outlined below for 403(b) plans. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit ($22,500 in 2023) or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments. There are also legal limits on the annual elective deferrals a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased ($7,500 in 2023). A TSA participant should contact the Plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.after the employee reaches age 59 1∕2;
b.upon the employee’s separation from service;
c.upon the employee’s death or disability;
d.in the case of hardship as defined in applicable regulations (and in the case of hardship, any income attributable to such contributions may not be distributed);
e.as a qualified reservist distribution upon certain calls to active duty; or
f.with respect to amounts invested in a lifetime income investment, the date that is 90 days prior to the day that such lifetime income investment may no longer be held as an investment option under the plan.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its Plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA.
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007,

Reg. 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information.
Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount, ($22,500 in 2023). The Plan may provide for additional “catch-up” contributions. One catch-up contribution allows participants over age 50 to make additional contributions each year ($7,500 in 2023); while another permits 457(b) pre-retirement contributions in the three prior years to, but not including, the year the participant reaches normal retirement age. A participant cannot use both catch-up provisions concurrently. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 59 1∕2, (2) the participant has a severance from employment (including death), (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations), or (4) with respect to amounts invested in a lifetime income investment, the date that is 90 days prior to the date that such lifetime income investment may no longer be held as an investment option under the Plan.
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts, certain other insurance contracts, and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (nongovernmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in a Qualified Plan, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, Code Section 72 provides the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract”.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible

Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
Penalty Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (“RMDs”). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform and are described in more detail below.
a.Penalty Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1∕2. However, this 10% penalty tax does not apply to a distribution that is either:
(i)made to a beneficiary (or to the employee’s estate) on or after the employee’s death;
(ii)attributable to the employee’s becoming disabled under Code Section 72(m)(7);
(iii)part of a series of substantially equal periodic payments (not less frequently than annually  —  “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;
(iv)(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
(v)(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
(vi)not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year which are not reimbursed by health insurance (without regard to whether the taxpayer deducts the unreimbursed medical expenses);
(vii)certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;
(viii) distributions of up to $5,000 from a retirement plan in the case of a birth or adoption of a child under Code Section 72(t)(2)(H); or
(ix) certain designated qualified disaster distributions.
In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:
(i)made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;
(ii)not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7);
(iii)for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8); or
(iv)certain other exceptions to the 10% penalty tax.
If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1∕2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.
b.RMDs and 25% Penalty Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 25% penalty tax on the amount that has not been timely distributed. This excise tax is reduced to 10% if a distribution of the shortfall is made within two years and to the date the excise tax is assessed or imposed by the IRS.

An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of  —
(i)the calendar year in which the individual attains their applicable age, or
(ii)(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
If the individual attains (1) age 70 1∕2 before 2020, the applicable age is 70 1∕2; (2) age 72 during or after 2020 but before 2023, the applicable age is 72; (3) age 72 during or after 2023 and age 73 before 2033, the applicable age is 73; or (4) age 74 after 2032, the applicable age is 75.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over  —
(a)the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or
(b)over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
Effective January 1, 2020, non-spouse “designated beneficiaries” of a deceased plan participant Owner must generally receive distributions within 10 years of the death of the participant. However, the life expectancy payout option (a/k/a “stretch payout”) is still available for non-spouse beneficiaries who are “Eligible Designated Beneficiaries” enabling them to make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). “Eligible Designated Beneficiaries” include beneficiaries who are not more than 10 years younger, disabled, chronically ill, and minors until age of majority, at which time the 10-year rule applies
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of Annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 25% penalty tax for RMDs (or reduced amount) if such additional RMD amount is not timely distributed. There is a recent exception to the RMD rules for certain lifetime income annuity benefits (Qualified Longevity Annuity Contracts, or “QLAC”), provided by Revenue Ruling 2012-3 and proposed Treasury regulations.
Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. The federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies are different for periodic and non-periodic distributions. Special rules apply when the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.

Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plans (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, We advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan and if other applicable conditions are met. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the amount that is not rolled over remains subject to normal income tax plus any applicable penalty.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either  —
a.an RMD amount;
b.one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “Non-Roth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from Non-Roth IRA to a Roth IRA, or a “conversion” of a Non-Roth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (Non-Roth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no l-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS and to qualified Coronavirus Related Distributions.
Distribution
The Contracts are no longer offered for sale. MML Distributors, LLC (“MMLD”), a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), is the principal underwriter of the Contracts, which are sold by affiliated and unaffiliated broker-dealer, and financial institutions.
MMLD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
Financial Intermediaries receive commissions (described below under “Commissions”). Certain selected Financial Intermediaries also receive additional compensation (described below under “Additional Payments”). All or a portion of the payments made to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employ individuals called “wholesalers” in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract value.
Commissions
Up front commissions paid to Financial Intermediaries generally range from 0% to up to 7% of each Contribution you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract value. MMLD pays different commissions based on the Contract variation that you buy.
Commission arrangements vary from one Financial Intermediary to another. We and MMLD are not involved in determining your Registered Representative’s compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.
Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from Ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and MMLD and its affiliates based on what you buy. Therefore, profits, and your Registered Representative’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA and Financial Intermediary rules, MMLD and its affiliates also make additional payments to Financial Intermediaries (who may or may not be affiliated with Us) to encourage the sale of this Contract and other contracts that We issue to retirement programs that We or Our affiliates offer (“Additional Payments”). Additional Payments are generally based on average net assets (or aged assets) of the contracts or programs attributable to a particular Financial Intermediary, on sales of the contracts or programs attributable to a particular Financial Intermediary, and/or sales expenses. Additional Payments may be used for various purposes, and may take various forms, such as:
•Payments for access to Registered Representatives and/or Financial Intermediaries, such as through one-on-one wholesaler visits or attendance at national sales meetings or similar events.
•Payments for inclusion of Our products on a Financial Intermediary’s “preferred list”; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting Our products and services.

•Payments for various marketing expenses such as joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; and expenses of generating clients.
•Payment and support to Underlying Fund companies including Fund related wholesaler support, training and marketing activities for certain Funds, and providing sales activity reports.
•Sales support through such things as providing hardware and software, operational and systems integration, links to Our website from a Financial Intermediary’s websites; shareholder services (including sub-accounting) sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.
•“Due diligence” payments for a Financial Intermediary’s examination of a product; payments for educational training, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
•Occasional meals and entertainment, tickets to sporting events and other gifts.
More Information
Modification of the Contracts
Subject to any federal and state regulatory restrictions, we may modify the Contracts at any time by written agreement between the Contract Owner and us. No modification will affect the amount or term of any Annuities begun prior to the effective date of the modification, unless it is required to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statutes or any rule or regulation of the U.S. Treasury Department or the Internal Revenue Service.
On or after the fifth anniversary of any contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the Annuity tables, guaranteed interest rates and the contingent deferred Sales Charges which are applicable at the time a Participant’s Account is established under a contract, will continue to be applicable.
We may modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which we are subject; or (ii) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification we will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Talcott Resolution may also make appropriate endorsement in the Contract to reflect such modification.
A contract may be suspended by the Contract Owner by giving us written notice at least 90 days before the effective date of the suspension at our Administrative Office. A contract will be suspended automatically on its anniversary if the Contract Owner fails to assent to any modification of a contract. In this context, such modifications would have become effective on or before that anniversary.
Upon suspension, we will continue to accept Contributions, subject to the terms of the Contract, as such terms are applicable to Participant’s Accounts under the Contracts prior to such suspension. However, no Contributions will be accepted on behalf of any new Participant Accounts. Annuitants at the time of any suspension will continue to receive their Annuity payouts. The suspension of a contract will not preclude a Contract Owner from applying existing Participant’s Accounts to the purchase of Fixed or Variable Annuity benefits.
Reservation of Rights Under the Contract
We may, at Our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, We are not waiving it. We may decide to exercise a right or a reservation that We previously did not exercise.
Legal Proceeding
Like other insurance companies, We are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, We do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts.

Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.

Appendix A – Underlying Funds
The following is a list of the Underlying Funds currently available under the Contract. In the event more than one Underlying Funds were offered under the Contract, the Underlying Funds available to you may vary by Employer. In such an event, you should refer to your retirement plan documents for a list of Underlying Funds available to you. More information about the Underlying Fund is available in the prospectuses for the Fund, which may be amended from time to time and can be found online at https://plan.empower-retirement.com/plancloudws/fundprospectus. You can also request this information at no cost by calling (844) 804-8989 or sending an email request to participantservices@empower.com.
The current expenses and performance information below reflect fees and expenses of the Underlying Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. The past performance of a Fund is not necessarily an indication of future performance.
UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Insurance Foreign Large Value	AB VPS International Value Portfolio - Class B Adviser: AllianceBernstein L.P. Subadviser: N/A	1.15%	-13.79%	-2.55%	2.51%
US Insurance Mid-Cap Growth	American Century VP Capital Appreciation Fund - Class I* Adviser: American Century Investment Management Inc Subadviser: N/A	0.91%	-28.11%	7.91%	10.25%
US Insurance Large Growth	American Funds IS® Growth Fund - Class 2 Adviser: Capital Research and Management Company Subadviser: N/A	0.60%	-29.94%	11.14%	13.64%
US Insurance Large Blend	BlackRock S&P 500 Index V.I. Fund - Class I Adviser: BlackRock Advisors LLC Subadviser: N/A	0.14%	-18.23%	9.26%	12.29%
US Insurance Allocation--50% to 70% Equity	Calvert VP SRI Balanced Portfolio - Class I Adviser: Calvert Research and Management Subadviser: N/A	0.63%	-15.41%	6.33%	7.58%
APP A-1

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Insurance Allocation--50% to 70% Equity	Fidelity® VIP Asset Manager Portfolio - Initial Class Adviser: Fidelity Management & Research Company LLC Subadviser: FMR Investment Management (U.K.) Limited;Fidelity Management & Research (Japan) Limited;Fidelity Management & Research (HK) Ltd;	0.60%	-14.94%	3.75%	5.66%
US Insurance Large Growth	Fidelity® VIP Contrafund® Portfolio - Initial Class Adviser: Fidelity Management & Research Company LLC Subadviser: FMR Investment Management (U.K.) Limited;Fidelity Management & Research (Japan) Limited;Fidelity Management & Research (HK) Ltd;	0.60%	-26.31%	8.66%	11.43%
US Insurance Target- Date 2015	Fidelity® VIP Freedom 2015 Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company LLC Subadviser: N/A	0.69%	-14.79%	3.04%	5.26%
US Insurance Target- Date 2020	Fidelity® VIP Freedom 2020 Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company LLC Subadviser: N/A	0.73%	-15.97%	3.47%	5.79%
US Insurance Target- Date 2025	Fidelity® VIP Freedom 2025 Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company LLC Subadviser: N/A	0.76%	-16.64%	3.84%	6.51%
APP A-2

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Insurance Target- Date 2030	Fidelity® VIP Freedom 2030 Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company LLC Subadviser: N/A	0.79%	-17.09%	4.34%	7.22%
US Insurance Target- Date 2035	Fidelity® VIP Freedom 2035 Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company LLC Subadviser: N/A	0.84%	-17.89%	5.12%	8.11%
US Insurance Target- Date 2040	Fidelity® VIP Freedom 2040 Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company LLC Subadviser: N/A	0.88%	-18.41%	5.62%	8.44%
US Insurance Target- Date 2045	Fidelity® VIP Freedom 2045 Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company LLC Subadviser: N/A	0.88%	-18.42%	5.63%	8.51%
US Insurance Target- Date 2050	Fidelity® VIP Freedom 2050 Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company LLC Subadviser: N/A	0.88%	-18.47%	5.61%	8.53%
US Insurance Target- Date Retirement	Fidelity® VIP Freedom Income Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company LLC Subadviser: N/A	0.60%	-12.26%	1.69%	2.89%
US Insurance Allocation--15% to 30% Equity	Fidelity® VIP FundsManager 20% Portfolio - Service Class 2* Adviser: Fidelity Management & Research Company LLC Subadviser: N/A	0.69%	-9.67%	1.79%	2.79%
APP A-3

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Insurance Allocation--50% to 70% Equity	Fidelity® VIP FundsManager 50% Portfolio - Service Class 2* Adviser: Fidelity Management & Research Company LLC Subadviser: N/A	0.85%	-14.04%	3.68%	5.53%
US Insurance Allocation--50% to 70% Equity	Fidelity® VIP FundsManager 60% Portfolio - Service Class 2* Adviser: Fidelity Management & Research Company LLC Subadviser: N/A	0.90%	-15.25%	4.20%	6.49%
US Insurance Allocation--70% to 85% Equity	Fidelity® VIP FundsManager 70% Portfolio - Service Class 2* Adviser: Fidelity Management & Research Company LLC Subadviser: N/A	0.93%	-15.79%	4.79%	7.28%
US Insurance Allocation--85%+ Equity	Fidelity® VIP FundsManager 85% Portfolio - Service Class 2* Adviser: Fidelity Management & Research Company LLC Subadviser: N/A	0.97%	-17.19%	5.55%	8.61%
US Insurance Large Growth	Fidelity® VIP Growth Portfolio - Initial Class Adviser: Fidelity Management & Research Company LLC Subadviser: FMR Investment Management (U.K.) Limited;Fidelity Management & Research (Japan) Limited;Fidelity Management & Research (HK) Ltd;	0.61%	-24.46%	12.42%	14.81%
APP A-4

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Insurance Foreign Large Growth	Fidelity® VIP Overseas Portfolio - Initial Class Adviser: Fidelity Management & Research Company LLC Subadviser: FMR Investment Management (U.K.) Limited;Fidelity Management & Research (Japan) Limited;FIL Investments (Japan) Limited;Fil Investment Advisors;Fidelity Management & Research (Hong Kong) Ltd;FIL Investment Advisors (UK) Ltd;	0.77%	-24.48%	2.61%	5.74%
US Insurance Allocation--30% to 50% Equity	Franklin Income VIP Fund - Class 2 Adviser: Franklin Advisers, Inc. Subadviser: N/A	0.72%	-5.47%	4.30%	5.51%
US Fund Allocation-- 50% to 70% Equity	Hartford Balanced HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts.) Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.66%	-13.42%	6.11%	8.19%
US Fund Large Blend	Hartford Capital Appreciation HLS Fund - Class IA (Closed to Contracts issued on or about 1/3/2005) Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.67%	-15.30%	7.68%	10.89%
APP A-5

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Blend	Hartford Disciplined Equity HLS Fund - Class IA (Closed to Contracts issued on or about 6/13/2008) Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.59%	-18.96%	9.56%	13.12%
US Fund Large Value	Hartford Dividend and Growth HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub- Account for existing Contracts) Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.65%	-8.93%	9.54%	12.19%
US Fund Foreign Large Blend	Hartford International Opportunities HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts.) Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.75%	-18.14%	1.78%	5.13%
US Fund Small Growth	Hartford Small Cap Growth HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub- Account for existing Contracts.) Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.64%	-28%	3.52%	9.36%
APP A-6

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Large Blend	Hartford Stock HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub-Account for existing Contracts.) Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.51%	-5.14%	11.73%	12.98%
US Fund Intermediate Core-Plus Bond	Hartford Total Return Bond HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub- Account for existing Contracts.) Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.50%	-14.21%	0.34%	1.50%
US Fund Ultrashort Bond	Hartford Ultrashort Bond HLS Fund - Class IA (Effective 7/13/2018, the underlying Fund is not available as a new Sub- Account for existing Contracts.) Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.43%	-0.17%	1.09%	0.76%
US Insurance Large Value	Invesco V.I. Comstock Fund - Series II Adviser: Invesco Advisers, Inc. Subadviser: N/A	1.00%	0.85%	7.76%	10.74%
US Insurance Allocation--50% to 70% Equity	Invesco V.I. Equity and Income Fund - Series II Adviser: Invesco Advisers, Inc. Subadviser: N/A	0.82%	-7.71%	5.35%	8.12%
APP A-7

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/ SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Insurance Global Large-Stock Growth	Invesco V.I. Global Fund - Series II Adviser: Invesco Advisers, Inc. Subadviser: N/A	1.06%	-31.94%	2.59%	7.59%
US Insurance Mid-Cap Growth	MSVI Fund, Inc. Discovery Portfolio - Class II* Adviser: Morgan Stanley Investment Management, Inc. Subadviser: N/A	1.05%	-62.97%	5.10%	7.87%
US Insurance Real Estate	MSVI Fund, Inc. U.S. Real Estate Portfolio - Class II* Adviser: Morgan Stanley Investment Management, Inc. Subadviser: N/A	1.07%	-27.22%	-1.68%	3.06%
US Insurance Inflation- Protected Bond	PIMCO VIT Real Return Portfolio - Administrative Class Adviser: Pacific Investment Management Company, LLC Subadviser: N/A	0.67%	-11.90%	1.96%	0.90%
US Insurance Mid-Cap Value	Pioneer Mid Cap Value VCT Portfolio - Class II Adviser: Amundi Asset Management US, Inc. Subadviser: N/A	1.03%	-5.89%	5.04%	9.12%
US Insurance Small Value	Putnam VT Small Cap Value Fund - Class IB Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited	1.03%	-12.98%	4.72%	9.12%
US Insurance Small Value	Royce Small-Cap Portfolio - Investment Class* Adviser: Royce & Associates, LP Subadviser: N/A	1.08%	-9.20%	3.39%	6.33%
*
 Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.

HV-1524
APP A-8

The Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus, includes additional information about the Separate Account and the Contract. The SAI is available without charge, upon request. To request copies of the SAI and make other inquiries about your Contracts, call us at 1-844-804-8989. Copies of the SAI and other information are also available on the following website https://plan.empower.com/plancloudws/fundprospectus and by e-mail request to participantservices@empower.com. Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
C000007835

Statement of Additional Information
DC Variable Account-I and Separate Account Two
(DC-II)
Group Variable Annuity Contracts
HV-1524
Issued by
Talcott Resolution Life Insurance Company
1 Griffin Road North, Windsor, CT 06095
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus. The SAI is available without charge, upon request. To request copies of the SAI and make other inquiries about your Contracts, call us at 1-844-804-8989. Copies of the SAI and other information are also available on the following following website https://plan.empower-retirement.com/plancloudws/fundprospectus and by e-mail request to participantservices@empower.com. Reports and other information about the Separate Account and the Contract are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Date of Prospectus: May 1, 2023
Date of Statement of Additional Information: May 1, 2023

2

General Information
In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading “Definitions.”

Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company (formerly named Hartford Life Insurance Company) is a stock life insurance company. It is authorized to do business in all states of the United States and the District of Columbia. Talcott Resolution was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Its executive offices are located at 1 Griffin Road North, Windsor, CT 06095. Effective September 1, 2023, Talcott’s executive offices will be located at 1 American Row, Hartford, CT 06103.
On January 1, 2013, Talcott Resolution entered into a reinsurance agreement and administrative services agreement with Massachusetts Mutual Life Insurance Company (“MassMutual”) to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts.
On December 20, 2020, MassMutual entered into a reinsurance agreement and subcontractor administrative services agreement with Great-West Life & Annuity Insurance (“Great-West”) further to re-insure the obligations of Talcott Resolution under the Contracts and to provide administration of the Contracts. On September 2, 2022, Great-West Life & Annuity Insurance Company was re-named Empower Annuity and Insurance Company of America (“Empower”).
Empower has primary responsibility for administration of the Contract and the Separate Account. Empower or its affiliates may also provide recordkeeping and other service to the Plan for which they receive compensation from Plan assets.
On June 30, 2021, pursuant to the Agreement and Plan of Merger dated as of January 18, 2021, by and among Sutton Holdings Investments, Ltd. (“Buyer”), Sutton Holdings Merger Sub, L.P., Hopmeadow Holdings, LP (“HHLP”) and Hopmeadow Holdings GP LLC, the owners of HHLP sold all of the issued and outstanding equity interests in HHLP, a parent of Talcott Resolution Life Insurance Company, to Buyer, an affiliate of Sixth Street, a global investment firm. Talcott Resolution is ultimately controlled by A. Michael Muscolino and Alan Waxman.
Financial Condition of Talcott Resolution
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com [talcottresolution.com] or visiting the SEC’s website at www.sec.gov [sec.gov]. You may also obtain reports and other financial information about us by contacting your state insurance department.

Legal Matters
All matters of applicable state law pertaining to the Contracts, including the Company’s right to issue the Contracts, have been passed upon by the Company’s Chief Compliance Officer. Eversheds Sutherland (USA) LLP of Washington, DC has provided advice on certain matters relating to the federal securities laws.

Services
A. Safekeeping of Separate Account Assets
Talcott Resolution holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Talcott Resolution’s general corporate assets. Records are maintained of all purchases and redemptions of the underlying Fund shares held in each of the Sub-Accounts.
3

B. Independent Registered Public Accounting Firm
The consolidated financial statements and the related financial statement schedules of Talcott Resolution Life Insurance Company as of December 31, 2022 and 2021 (Successor Company), and for the year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company) and the six months ended June 30, 2021 (Predecessor Company), and for the year ended December 31, 2020 (Predecessor Company), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. The financial statements of each of the individual Sub-Accounts which comprise Talcott Resolution Life Insurance Company Separate Account Two as of December 31, 2022, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements and financial statement schedules are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
The financial statements and financial highlights for the year ended December 31, 2022 of each of the Sub-accounts of Talcott Resolution Life Insurance Company DC Variable Account – I have been included in this Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, an independent registered public accounting firm, and in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the Talcott Resolution Life Insurance Company DC Variable Account – I’s independent registered public accounting firm.
The financial statements of Talcott Resolution Life Insurance Company DC Variable Account — I as of December 31, 2021 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended have been incorporated herein by reference in this Statement of Additional Information in reliance upon the report of KPMG LLP, an independent registered public accounting firm, also incorporated herein by reference, and upon the authority of said firm as experts in accounting and auditing. The principal business address of KPMG LLP is Two Financial Center, 60 South Street, Boston, MA 02111.
C. Principal Underwriter
Effective January 31, 2013, we have entered into a distribution agreement with MML Distributors, LLC (“MMLD”) under which MMLD serves as Principal Underwriter for the Contracts, which are offered on a continuous basis. MMLD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). MMLD is an affiliate of Massachusetts Mutual Life Insurance Company (“MassMutual”), the administrator of the Contracts. The principal business address of MMLD is 1295 State Street, Springfield, MA 01111.
MMLD may, by written notice to us, require that we pay MMLD, underwriting commissions for its services. Currently, we do not pay MMLD underwriting commissions for the Contracts offered through the Separate Account. For 2022, 2021, and 2020, the aggregate dollar amount of underwriting commissions paid to MMLD in its role as principal underwriter was $0.

Withholding
Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.
Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special “backup withholding” rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.
4

We may be required to withhold at a rate of 30% under the Foreign Account Tax Compliance Act (“FATCA”) on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide us with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective purchasers with accounts in foreign financial institutions or non-financial foreign entities are advised to consult with a competent tax advisor regarding the application of FATCA to their purchase situation.

5

Financial Statements
The financial statements for Talcott Resolution Life Insurance Company DC Variable Account-I and Talcott Resolution Life Insurance Company Separate Account Two and the statutory financial statements and supplemental information of Talcott Resolution Life Insurance Company as of December 31, 2022 and for the period then ended, are included herein.
The financial statements of Talcott Resolution Life Insurance Company DC Variable Account-I and Talcott Resolution Life Insurance Company Separate Account Two as of December 31, 2021 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended is incorporated by reference to Post-Effective Amendment No. 45 to Registration Statement File No. 033-19946 as filed on April 27, 2022.
6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Talcott Resolution Life Insurance Company DC Variable Account – I and the Board of Directors of Empower Life & Annuity Insurance Company of New York

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the sub-accounts listed in Appendix A of Talcott Resolution Life Insurance Company DC Variable Account – I (the “Separate Account”) as of December 31, 2022, the related statements of operations and changes in net assets for the periods indicated in Appendix A, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts constituting the Separate Account as of December 31, 2022, and the results of their operations and the changes in their net assets for each of the periods indicated in Appendix A, in conformity with accounting principles generally accepted in the United States of America. The statements of changes in net assets for the year or period ended December 31, 2021 and financial highlights for each of the years in the four-year period ended December 31, 2021 were audited by other auditors, whose report, dated April 21, 2022, expressed an unqualified opinion on such financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with mutual fund companies; when replies wer not received from mutual fund companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Denver, Colorado

April 28, 2023

We have served as the auditor of one or more separate accounts sponsored by Talcott Resolution Life Insurance Company since 2022.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY DC VARIABLE SEPARATE ACCOUNT—I

APPENDIX A

Sub-account	Statement of assets and liabilities	Statement of operations	Statement of changes in net assets
AB Variable Products Series AB International Value Portfolio	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022

American Funds® IS Growth Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022

Calvert VP SRI Balanced Portfolio	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022

Fidelity® VIP Contrafund® Portfolio	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022

Fidelity ® VIP FundsManager 60% Portfolio	N/A	For the period January 1, 2022 to December 7, 2022	For the period January 1, 2022 to December 7, 2022

Franklin Income VIP Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022

Hartford Balanced HLS Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022

Hartford Total Return Bond HLS Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022

Hartford Capital Appreciation HLS Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022

Hartford Dividend and Growth HLS Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022

Hartford Disciplined Equity HLS Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022

Hartford International Opportunities HLS Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022

Hartford Ultrashort Bond HLS Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022

Hartford Small Cap Growth HLS Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022

Hartford Stock HLS Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022

Morgan Stanley VIF, Inc. U.S. Real Estate Portfolio	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022

Morgan Stanley VIF Discovery Portfolio	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022

Invesco Global Fund/VA	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022

Putnam VT Small Cap Value Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022

PIMCO VIT Real Return Portfolio	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022

Pioneer Mid Cap Value VCT Portfolio	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022

Royce Small-Cap Portfolio	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022

Invesco V.I. Comstock Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022

BlackRock S&P 500 Index V.I. Fund	December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statement of Assets and Liabilities

December 31, 2022

	AB Variable Products Series AB International Value Portfolio	American Funds® IS Growth Fund	Calvert VP SRI Balanced Portfolio	Fidelity® VIP Contrafund® Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	1,613	581	18,726	1,653	1,167	51,610

Cost	$23,410	$48,163	$36,193	$65,883	$18,338	$1,098,413

Market Value	$20,806	$43,798	$38,763	$62,622	$17,195	$1,355,790

Due from Sponsor Company	2	—	1	1	—	—
Receivable from fund shares sold	—	—	—	—	—	—
Other assets	—	—	—	—	—	—

Total assets	20,808	43,798	38,764	62,623	17,195	1,355,790

Liabilities:
Due to Sponsor Company	—	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—

Net assets:
For contract liabilities	$20,808	$43,798	$38,764	$62,623	$17,195	$1,355,790

Deferred contracts in the accumulation period:
Units owned by participants #	2,499	1,140	5,202	1,905	798	74,565
Minimum unit fair value #*	8.327063	38.420443	7.452123	32.879228	21.556091	18.182767
Maximum unit fair value #*	8.327063	38.420443	7.452123	32.879228	21.556091	18.182767
Contract liability	$20,808	$43,798	$38,764	$62,623	$17,195	$1,355,790

#	Rounded units/unit fair values

*	For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statement of Assets and Liabilities

December 31, 2022

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	11,618	40,416	24,226	11,638	9,841

Cost	$130,753	$1,815,541	$530,044	$182,091	$133,804

Market Value	$107,703	$1,590,773	$533,944	$183,651	$134,916

Due from Sponsor Company	1	—	1	—	1
Receivable from fund shares sold	—	—	—	—	—
Other assets	—	—	—	—	—

Total assets	107,704	1,590,773	533,945	183,651	134,917

Liabilities:
Due to Sponsor Company	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—
Other liabilities	—	—	—	—	—

Total liabilities	—	—	—	—	—

Net assets:
For contract liabilities	$107,704	$1,590,773	$533,945	$183,651	$134,917

Deferred contracts in the accumulation period:
Units owned by participants #	10,606	25,654	44,984	17,285	30,395
Minimum unit fair value #*	10.154999	62.007828	11.869768	10.625140	4.438789
Maximum unit fair value #*	10.154999	62.007828	11.869768	10.625140	4.438789
Contract liability	$107,704	$1,590,773	$533,945	$183,651	$134,917

#	Rounded units/unit fair values

*	For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statement of Assets and Liabilities

December 31, 2022

	Hartford Ultrashort Bond HLS Fund	Hartford Small Cap Growth HLS Fund	Hartford Stock HLS Fund	Morgan Stanley VIF, Inc. U.S. Real Estate Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco Global Fund/VA
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	4,978	4,424	6,257	118	25,195	1,281

Cost	$49,950	$128,023	$373,599	$2,374	$242,805	$50,679

Market Value	$49,581	$96,051	$598,305	$1,517	$70,799	$38,802

Due from Sponsor Company	—	—	1	2	3	2
Receivable from fund shares sold	—	—	—	—	—	—
Other assets	—	—	—	—	—	—

Total assets	49,581	96,051	598,306	1,519	70,802	38,804

Liabilities:
Due to Sponsor Company	—	—	—	—	—	—
Payable for fund shares purchased	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—

Net assets:
For contract liabilities	$49,581	$96,051	$598,306	$1,519	$70,802	$38,804

Deferred contracts in the accumulation period:
Units owned by participants #	13,892	3,405	8,483	98	2,815	1,760
Minimum unit fair value #*	3.569044	28.209095	70.533931	15.463675	25.154337	22.051519
Maximum unit fair value #*	3.569044	28.209095	70.533931	15.463675	25.154337	22.051519
Contract liability	$49,581	$96,051	$598,306	$1,519	$70,802	$38,804

#	Rounded units/unit fair values

*	For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statement of Assets and Liabilities

December 31, 2022

	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio	Pioneer Mid Cap Value VCT Portfolio	Royce Small-Cap Portfolio	Invesco V.I. Comstock Fund	BlackRock S&P 500 Index V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	1,946	1,765	1,061	3,682	215	20,369

Cost	$24,322	$24,497	$16,675	$36,508	$4,122	$501,923

Market Value	$20,628	$20,301	$12,013	$30,781	$4,347	$502,701

Due from Sponsor Company	—	—	1	—	—	—
Receivable from fund shares sold	—	—	—	—	—	—
Other assets	—	—	—	—	—	—

Total assets	20,628	20,301	12,014	30,781	4,347	502,701

Liabilities:
Due to Sponsor Company	—	—	—	1	—	—
Payable for fund shares purchased	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—

Total liabilities	—	—	—	1	—	—

Net assets:
For contract liabilities	$20,628	$20,301	$12,014	$30,780	$4,347	$502,701

Deferred contracts in the accumulation period:
Units owned by participants #	956	1,302	503	1,468	148	34,311
Minimum unit fair value #*	21.574826	15.591913	23.895813	20.974834	29.343650	14.651454
Maximum unit fair value #*	21.574826	15.591913	23.895813	20.974834	29.343650	14.651454
Contract liability	$20,628	$20,301	$12,014	$30,780	$4,347	$502,701

#	Rounded units/unit fair values

*	For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statement of Operations

For the Year Ended December 31, 2022

	AB Variable Products Series AB International Value Portfolio	American Funds® IS Growth Fund	Calvert VP SRI Balanced Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity ® VIP FundsManager 60% Portfolio	Franklin Income VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account
Investment income:
Dividends	$900	$160	$500	$353	$580	$850

Expenses:
Mortality and expense risk charges	(198)	(444)	(369)	(567)	(1,832)	(157)

Net Investment income (loss)	702	(284)	131	(214)	(1,252)	693

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(558)	24	222	36	(36,525)	(3)
Net realized gain distributions	—	7,144	3,966	3,075	37,597	345
Net unrealized appreciation (depreciation) of Investments	(4,016)	(26,229)	(11,855)	(23,101)	(35,485)	(2,192)

Net gain (loss) on investments	(4,574)	(19,061)	(7,667)	(19,990)	(34,413)	(1,850)

Net increase (decrease) in net assets resulting from operations	(3,872)	(19,345)	(7,536)	(20,204)	(35,665)	(1,157)

1)	The Sub-Account ceased operations on December 7, 2022.

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statement of Operations

For the Year Ended December 31, 2022

	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Investment income:
Dividends	$26,397	$3,492	$16,144	$9,580	$2,071

Expenses:
Mortality and expense risk charges	(13,592)	(997)	(16,476)	(5,948)	(2,186)

Net Investment income (loss)	12,805	2,495	(332)	3,632	(115)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	24,198	(792)	(22,927)	12,379	2,210
Net realized gain distributions	191,996	1,397	244,135	70,764	14,310
Net unrealized appreciation (depreciation) of Investments	(470,997)	(21,139)	(569,763)	(156,415)	(75,113)

Net gain (loss) on investments	(254,803)	(20,534)	(348,555)	(73,272)	(58,593)

Net increase (decrease) in net assets resulting from operations	(241,998)	(18,039)	(348,887)	(69,640)	(58,708)

1)	The Sub-Account ceased operations on December 7, 2022.

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statement of Operations

For the Year Ended December 31, 2022

	Hartford International Opportunities HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Cap Growth HLS Fund	Hartford Stock HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Investment income:
Dividends	$2,280	$347	$—	$10,161

Expenses:
Mortality and expense risk charges	(1,242)	(1,246)	(1,062)	(6,317)

Net Investment income (loss)	1,038	(899)	(1,062)	3,844

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	2,691	(1,526)	(5,297)	54,485
Net realized gain distributions	23,936	—	20,710	71,431
Net unrealized appreciation (depreciation) of Investments	(59,062)	181	(60,207)	(180,313)

Net gain (loss) on investments	(32,435)	(1,345)	(44,794)	(54,397)

Net increase (decrease) in net assets resulting from operations	(31,397)	(2,244)	(45,856)	(50,553)

1)	The Sub-Account ceased operations on December 7, 2022.

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statement of Operations

For the Year Ended December 31, 2022

	Morgan Stanley VIF, Inc. U.S. Real Estate Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco Global Fund/VA	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Investment income:
Dividends	$17	$—	$—	$36	$1,498

Expenses:
Mortality and expense risk charges	(16)	(914)	(489)	(198)	(193)

Net Investment income (loss)	1	(914)	(489)	(162)	1,305

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(8)	(4,519)	(1,715)	(36)	(24)
Net realized gain distributions	384	47,525	7,599	2,975	—
Net unrealized appreciation (depreciation) of Investments	(964)	(157,293)	(30,957)	(6,085)	(4,231)

Net gain (loss) on investments	(588)	(114,287)	(25,073)	(3,146)	(4,255)

Net increase (decrease) in net assets resulting from operations	(587)	(115,201)	(25,562)	(3,308)	(2,950)

1)	The Sub-Account ceased operations on December 7, 2022.

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statement of Operations

For the Year Ended December 31, 2022

	Pioneer Mid Cap Value VCT Portfolio	Royce Small-Cap Portfolio	Invesco V.I. Comstock Fund	BlackRock S&P 500 Index V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Investment income:
Dividends	$174	$123	$62	$7,990

Expenses:
Mortality and expense risk charges	(113)	(324)	(40)	(5,573)

Net Investment income (loss)	61	(201)	22	2,417

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(243)	(1,809)	11	11,332
Net realized gain distributions	5,150	552	142	25,136
Net unrealized appreciation (depreciation) of Investments	(5,883)	(3,227)	(179)	(172,839)

Net gain (loss) on investments	(976)	(4,484)	(26)	(136,371)

Net increase (decrease) in net assets resulting from operations	(915)	(4,685)	(4)	(133,954)

1)	The Sub-Account ceased operations on December 7, 2022.

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statements of Changes in Net Assets

For the Year Ended December 31, 2022

	AB Variable Products Series AB International Value Portfolio	American Funds® IS Growth Fund	Calvert VP SRI Balanced Portfolio	Fidelity® VIP Contrafund® Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$702	$(284)	$131	$(214)
Net realized gain (loss) on security transactions	(558)	24	222	36
Net realized gain distributions	—	7,144	3,966	3,075
Net unrealized appreciation (depreciation) of investments	(4,016)	(26,229)	(11,855)	(23,101)

Net increase (decrease) in net assets resulting from operations	(3,872)	(19,345)	(7,536)	(20,204)

Unit transactions:
Purchases	—	8	309	9
Net transfers	1,271	—	(94)	24,729
Surrenders for benefit payments and fees	(2,287)	(165)	(610)	(153)
Other transactions

Net increase (decrease) in net assets resulting from unit transactions	(1,016)	(157)	(395)	24,585

Net increase (decrease) in net assets	(4,888)	(19,502)	(7,931)	4,381
Net Assets:
Beginning of year	25,696	63,300	46,695	58,242

End of Year	$20,808	$43,798	$38,764	$62,623

1)	The Sub-Account ceased operations on December 7, 2022.

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statements of Changes in Net Assets

For the Year Ended December 31, 2022

	Fidelity ® VIP FundsManager 60% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$(1,252)	$693	$12,805	$2,495
Net realized gain (loss) on security transactions	(36,525)	(3)	24,198	(792)
Net realized gain distributions	37,597	345	191,996	1,397
Net unrealized appreciation (depreciation) of investments	(35,485)	(2,192)	(470,997)	(21,139)

Net increase (decrease) in net assets resulting from operations	(35,665)	(1,157)	(241,998)	(18,039)

Unit transactions:
Purchases	—	—	1,580	1,784
Net transfers	—	—	(108)	16,538
Surrenders for benefit payments and fees	(211,583)	(6)	(127,300)	(3,585)
Other transactions

Net increase (decrease) in net assets resulting from unit transactions	(211,583)	(6)	(125,828)	14,737

Net increase (decrease) in net assets	(247,248)	(1,163)	(367,826)	(3,302)
Net Assets:
Beginning of year	247,248	18,358	1,723,616	111,006

End of Year	$—	$17,195	$1,355,790	$107,704

1)	The Sub-Account ceased operations on December 7, 2022.

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statements of Changes in Net Assets

For the Year Ended December 31, 2022

	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$(332)	$3,632	$(115)	$1,038
Net realized gain (loss) on security transactions	(22,927)	12,379	2,210	2,691
Net realized gain distributions	244,135	70,764	14,310	23,936
Net unrealized appreciation (depreciation) of investments	(569,763)	(156,415)	(75,113)	(59,062)

Net increase (decrease) in net assets resulting from operations	(348,887)	(69,640)	(58,708)	(31,397)

Unit transactions:
Purchases	4,139	5,761	22	3,157
Net transfers	(89,351)	(27,819)	—	(4,368)
Surrenders for benefit payments and fees	(204,233)	(129,660)	(61,006)	(1,788)
Other transactions

Net increase (decrease) in net assets resulting from unit transactions	(289,445)	(151,718)	(60,984)	(2,999)

Net increase (decrease) in net assets	(638,332)	(221,358)	(119,692)	(34,396)
Net Assets:
Beginning of year	2,229,105	755,303	303,343	169,313

End of Year	$1,590,773	$533,945	$183,651	$134,917

1)	The Sub-Account ceased operations on December 7, 2022.

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statements of Changes in Net Assets

For the Year Ended December 31, 2022

	Hartford Ultrashort Bond HLS Fund	Hartford Small Cap Growth HLS Fund	Hartford Stock HLS Fund	Morgan Stanley VIF, Inc. U.S. Real Estate Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$(899)	$(1,062)	$3,844	$1
Net realized gain (loss) on security transactions	(1,526)	(5,297)	54,485	(8)
Net realized gain distributions	—	20,710	71,431	384
Net unrealized appreciation (depreciation) of investments	181	(60,207)	(180,313)	(964)

Net increase (decrease) in net assets resulting from operations	(2,244)	(45,856)	(50,553)	(587)

Unit transactions:
Purchases	1,280	5	348	—
Net transfers	(113)	—	(123)	—
Surrenders for benefit payments and fees	(103,432)	(17,538)	(139,222)	(1)
Other transactions

Net increase (decrease) in net assets resulting from unit transactions	(102,265)	(17,533)	(138,997)	(1)

Net increase (decrease) in net assets	(104,509)	(63,389)	(189,550)	(588)
Net Assets:
Beginning of year	154,090	159,440	787,856	2,107

End of Year	$49,581	$96,051	$598,306	$1,519

1)	The Sub-Account ceased operations on December 7, 2022.

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statements of Changes in Net Assets

For the Year Ended December 31, 2022

	Morgan Stanley VIF Discovery Portfolio	Invesco Global Fund/VA	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$(914)	$(489)	$(162)	$1,305
Net realized gain (loss) on security transactions	(4,519)	(1,715)	(36)	(24)
Net realized gain distributions	47,525	7,599	2,975	—
Net unrealized appreciation (depreciation) of investments	(157,293)	(30,957)	(6,085)	(4,231)

Net increase (decrease) in net assets resulting from operations	(115,201)	(25,562)	(3,308)	(2,950)

Unit transactions:
Purchases	17	5	6	—
Net transfers	6,295	—	—	—
Surrenders for benefit payments and fees	(263)	(13,874)	(118)	(1)
Other transactions

Net increase (decrease) in net assets resulting from unit transactions	6,049	(13,869)	(112)	(1)

Net increase (decrease) in net assets	(109,152)	(39,431)	(3,420)	(2,951)
Net Assets:
Beginning of year	179,954	78,235	24,048	23,252

End of Year	$70,802	$38,804	$20,628	$20,301

1)	The Sub-Account ceased operations on December 7, 2022.

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statements of Changes in Net Assets

For the Year Ended December 31, 2022

	Pioneer Mid Cap Value VCT Portfolio	Royce Small-Cap Portfolio	Invesco V.I. Comstock Fund	BlackRock S&P 500 Index V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$61	$(201)	$22	$2,417
Net realized gain (loss) on security transactions	(243)	(1,809)	11	11,332
Net realized gain distributions	5,150	552	142	25,136
Net unrealized appreciation (depreciation) of investments	(5,883)	(3,227)	(179)	(172,839)

Net increase (decrease) in net assets resulting from operations	(915)	(4,685)	(4)	(133,954)

Unit transactions:
Purchases	21	5	8	2,029
Net transfers	—	—	—	68,569
Surrenders for benefit payments and fees	(546)	(8,223)	(231)	(113,835)
Other transactions

Net increase (decrease) in net assets resulting from unit transactions	(525)	(8,218)	(223)	(43,237)

Net increase (decrease) in net assets	(1,440)	(12,903)	(227)	(177,191)
Net Assets:
Beginning of year	13,454	43,683	4,574	679,892

End of Year	$12,014	$30,780	$4,347	$502,701

1)	The Sub-Account ceased operations on December 7, 2022.

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statements of Changes in Net Assets

For the Year Ended December 31, 2021

	AB Variable Products Series AB International Value Portfolio	American Funds® IS Growth Fund	Calvert VP SRI Balanced Portfolio	Fidelity® VIP Contrafund® Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$200	$(762)	$106	$(449)
Net realized gain (loss) on security transactions	167	21,107	3,009	1,898
Net realized gain distributions	—	14,324	1,357	6,794
Net unrealized appreciation (depreciation) of investments during the year	1,827	(15,033)	1,623	4,561

Net increase (decrease) in net assets resulting from operations	2,194	19,636	6,095	12,804

Unit transactions:
Purchases	—	1,080	313	—
Net transfers	1,548	(4,941)	—	(4,315)
Surrenders for benefit payments and fees	(7)	(58,501)	(11,654)	(891)
Other transactions	—	—	—	—

Net increase (decrease) in net assets resulting from unit transactions	1,541	(62,362)	(11,341)	(5,206)

Net increase (decrease) in net assets	3,735	(42,726)	(5,246)	7,598
Net Assets:
Beginning of year	21,961	106,026	51,941	50,644

End of Year	$25,696	$63,300	$46,695	$58,242

1)	Formerly Invesco Global Fund , Name changed to Invesco Global Fund/VA , effective April 30, 2021

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statements of Changes in Net Assets

For the Year Ended December 31, 2021

	Fidelity ® VIP FundsManager 60% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$142	$649	$1,427	$1,689
Net realized gain (loss) on security transactions	243	3	63,326	(3)
Net realized gain distributions	3,855	—	90,766	2,800
Net unrealized appreciation (depreciation) of investments during the year	20,667	1,842	130,231	(6,726)

Net increase (decrease) in net assets resulting from operations	24,907	2,494	285,750	(2,240)

Unit transactions:
Purchases	—	—	1,577	1,788
Net transfers	—	—	—	1,914
Surrenders for benefit payments and fees	(18)	(3)	(144,702)	(13,868)
Other transactions	—	—	—	—

Net increase (decrease) in net assets resulting from unit transactions	(18)	(3)	(143,125)	(10,166)

Net increase (decrease) in net assets	24,889	2,491	142,625	(12,406)
Net Assets:
Beginning of year	222,359	15,867	1,580,991	123,412

End of Year	$247,248	$18,358	$1,723,616	$111,006

1)	Formerly Invesco Global Fund, Name changed to Invesco Global Fund/VA, effective April 30, 2021.

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statements of Changes in Net Assets

For the Year Ended December 31, 2021

	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$(10,395)	$1,918	$(931)	$201
Net realized gain (loss) on security transactions	97,709	58,587	3,628	2,464
Net realized gain distributions	195,109	36,099	12,094	—
Net unrealized appreciation (depreciation) of investments during the year	17,826	122,336	46,731	8,197

Net increase (decrease) in net assets resulting from operations	300,249	218,940	61,522	10,862

Unit transactions:
Purchases	4,057	5,228	—	3,151
Net transfers	(3,868)	14,306	30	1,117
Surrenders for benefit payments and fees	(515,405)	(383,165)	(11,746)	(4,616)
Other transactions	—	—	—	—

Net increase (decrease) in net assets resulting from unit transactions	(515,216)	(363,631)	(11,716)	(348)

Net increase (decrease) in net assets	(214,967)	(144,691)	49,806	10,514
Net Assets:
Beginning of year	2,444,072	899,994	253,537	158,799

End of Year	$2,229,105	$755,303	$303,343	$169,313

1)	Formerly Invesco Global Fund, Name changed to Invesco Global Fund/VA, effective April 30, 2021.

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statements of Changes in Net Assets

For the Year Ended December 31, 2021

	Hartford Ultrashort Bond HLS Fund	Hartford Small Cap Growth HLS Fund	Hartford Stock HLS Fund	Morgan Stanley VIF, Inc. U.S. Real Estate Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$(323)	$(1,869)	$1,566	$(2)
Net realized gain (loss) on security transactions	(147)	8,441	164,159	—
Net realized gain distributions	—	16,629	27,304	—
Net unrealized appreciation (depreciation) of investments during the year	(1,418)	(18,674)	(24,274)	109

Net increase (decrease) in net assets resulting from operations	(1,888)	4,527	168,755	107

Unit transactions:
Purchases	1,303	1,080	737	—
Net transfers	(4,469)	(5,964)	(717)	2,000
Surrenders for benefit payments and fees	(21,580)	(45,132)	(354,308)	—
Other transactions	—	—	—	—

Net increase (decrease) in net assets resulting from unit transactions	(24,746)	(50,016)	(354,288)	2,000

Net increase (decrease) in net assets	(26,634)	(45,489)	(185,533)	2,107
Net Assets:
Beginning of year	180,724	204,929	973,389	—

End of Year	$154,090	$159,440	$787,856	$2,107

1)	Formerly Invesco Global Fund, Name changed to Invesco Global Fund/VA, effective April 30, 2021.

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statements of Changes in Net Assets

For the Year Ended December 31, 2021

	Morgan Stanley VIF Discovery Portfolio	Invesco Global Fund/VA	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio
	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$(2,746)	$(690)	$(55)	$904
Net realized gain (loss) on security transactions	16,735	3,475	49	19
Net realized gain distributions	113,422	3,991	—	—
Net unrealized appreciation (depreciation) of investments during the year	(161,626)	3,047	5,385	138

Net increase (decrease) in net assets resulting from operations	(34,215)	9,823	5,379	1,061

Unit transactions:
Purchases	1,080	—	—	—
Net transfers	(9,939)	13	5,700	229
Surrenders for benefit payments and fees	(119,550)	(17,110)	(582)	(7,017)
Other transactions	—	—	—	—

Net increase (decrease) in net assets resulting from unit transactions	(128,409)	(17,097)	5,118	(6,788)

Net increase (decrease) in net assets	(162,624)	(7,274)	10,497	(5,727)
Net Assets:
Beginning of year	342,578	85,509	13,551	28,979

End of Year	$179,954	$78,235	$24,048	$23,252

1)	Formerly Invesco Global Fund, Name changed to Invesco Global Fund/VA, effective April 30, 2021.

The accompanying notes are an integral part of these financial statements.

DC Variable Account - One

Talcott Resolution Life Insurance Company Separate Account DC Variable Account I

Statements of Changes in Net Assets

For the Year Ended December 31, 2021

	Pioneer Mid Cap Value VCT Portfolio	Royce Small-Cap Portfolio	Invesco V.I. Comstock Fund	BlackRock S&P 500 Index V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$11	$220	$42	$2,244
Net realized gain (loss) on security transactions	159	(2,972)	(412)	48,626
Net realized gain distributions	—	—	—	45,510
Net unrealized appreciation (depreciation) of investments during the year	1,316	12,164	1,119	62,638

Net increase (decrease) in net assets resulting from operations	1,486	9,412	749	159,018

Unit transactions:
Purchases	—	—	—	1,033
Net transfers	13,399	3,024	5,013	12,656
Surrenders for benefit payments and fees	(2,518)	(10,448)	(14,110)	(230,268)
Other transactions	—	—	—	—

Net increase (decrease) in net assets resulting from unit transactions	10,881	(7,424)	(9,097)	(216,579)

Net increase (decrease) in net assets	12,367	1,988	(8,348)	(57,561)
Net Assets:
Beginning of year	1,087	41,695	12,922	737,453

End of Year	$13,454	$43,683	$4,574	$679,892

1)	Formerly Invesco Global Fund, Name changed to Invesco Global Fund/VA, effective April 30, 2021.

The accompanying notes are an integral part of these financial statements.

I. Organization:

Separate Account DC Variable Account 1 (the “Account”) is a separate investment account established by Talcott Resolution Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

On May 31, 2018, a Stock and Asset Purchase Agreement was completed by and among Hartford Holdings, Inc. (“HHI”) and its parent company, The Hartford Financial Services Group, Inc. (“HFSG”), Hopmeadow Acquisition, Inc. (“Buyer”), Hopmeadow Holdings, LP (“Buyer Parent”) and Hopmeadow Holdings GP LLC (“Buyer Parent GP”), pursuant to which HHI agreed to sell all of the issued and outstanding equity of Hartford Life, Inc. (“HLI”), the parent of the Sponsor Company and its indirect wholly owned subsidiary, Hartford Life and Annuity Insurance Company, to Buyer (the “Talcott Resolution Sale Transaction”). Buyer, Buyer Parent and Buyer Parent GP are funded by a group of investors (the “Investor Group”) led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. HHI will also be a member of the Investor Group. The administration, terms, features and benefits of the contracts did not change as a result of the sale.

The Account is comprised of the following Sub-Accounts:

AB Variable Products Series AB International Value Portfolio

American Funds® IS Growth Fund

BlackRock S&P 500 Index V.I. Fund

Calvert VP SRI Balanced Portfolio

Fidelity ® VIP FundsManager 60% Portfolio

Fidelity® VIP Contrafund® Portfolio

Fidelity® VIP FundsManager 50% Portfolio

Franklin Income VIP Fund

Hartford Balanced HLS Fund

Hartford Capital Appreciation HLS Fund

Hartford Disciplined Equity HLS Fund

Hartford Dividend and Growth HLS Fund

Hartford Growth Opportunities HLS Fund

Hartford International Opportunities HLS Fund

Hartford Small Cap Growth HLS Fund

Hartford Stock HLS Fund

Hartford Total Return Bond HLS Fund

Hartford U.S. Government Securities HLS Fund

Hartford UltraShort Bond HLS Fund

Invesco Global Fund/VA

Invesco V.I. Comstock Fund

Morgan Stanley VIF Discovery Portfolio

Morgan Stanley VIF, Inc. U.S. Real Estate Portfolio

PIMCO VIT Real Return Portfolio

Pioneer Mid Cap Value VCT Portfolio

Putnam VT Small Cap Value Fund

Royce Small-Cap Portfolio

Victory Variable Insurance Diversified Stock Fund

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name.

If a Fund is subject to a merger by the fund manager, the Sub-account invested in the surviving Fund acquires the net assets of the Sub-Account associated with the merging fund on the date disclosed. These amounts are reflected in the statements of changes in net assets as a net transfer. There are no funds subject to a merger in 2022. For financial statement purposes, assets received by the Sub-Account were recorded at fair value as follows:

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP):

a) Security Transactions — Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the fund. Net realized gain distributions income is accrued as of the ex-dividend date. Net realized gain distributions income represents those dividends from the Funds, which are characterized as capital gains under tax regulations.

b) Unit Transactions — Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes — The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimate contained within the financial statements are the fair value measurements.

e) Mortality Risk — The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company.

f) Fair Value Measurements — The Sub-Accounts’ investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2022 closing net asset value as determined by the appropriate Fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open-ended management investment companies (“mutual funds”).

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2022, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges — The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.25% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges — If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Annual Maintenance Fees — An annual maintenance fee up to $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2022 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
AB Variable Products Series AB International Value Portfolio	3,000	3,325
American Funds® IS Growth Fund	7,303	605
Calvert VP SRI Balanced Portfolio	4,764	1,075
Fidelity® VIP Contrafund® Portfolio	28,159	715
Fidelity ® VIP FundsManager 60% Portfolio	38,176	213,415
Franklin Income VIP Fund	1,193	164
Hartford Balanced HLS Fund	218,968	139,995
Hartford Total Return Bond HLS Fund	23,498	4,879
Hartford Capital Appreciation HLS Fund	268,503	314,144
Hartford Dividend and Growth HLS Fund	85,434	162,760

Sub-Account	Purchases at Cost	Proceeds from Sales
Hartford Disciplined Equity HLS Fund	16,380	63,168
Hartford International Opportunities HLS Fund	32,103	10,140
Hartford Ultrashort Bond HLS Fund	1,489	104,658
Hartford Small Cap Growth HLS Fund	20,712	18,600
Hartford Stock HLS Fund	81,837	145,573
Morgan Stanley VIF, Inc. U.S. Real Estate Portfolio	398	23
Morgan Stanley VIF Discovery Portfolio	57,793	5,140
Invesco Global Fund/VA	7,597	14,365
Putnam VT Small Cap Value Fund	3,009	315
PIMCO VIT Real Return Portfolio	1,534	229
Pioneer Mid Cap Value VCT Portfolio	5,323	645
Royce Small-Cap Portfolio	672	8,548
Invesco V.I. Comstock Fund	202	266
BlackRock S&P 500 Index V.I. Fund	102,846	118,531

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2021 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
AB Variable Products Series AB International Value Portfolio	3,876	2,131
American Funds® IS Growth Fund	15,492	64,294
Calvert VP SRI Balanced Portfolio	2,152	12,024
Fidelity® VIP Contrafund® Portfolio	6,829	5,697
Fidelity ® VIP FundsManager 60% Portfolio	6,130	2,155
Franklin Income VIP Fund	803	160
Hartford Balanced HLS Fund	107,711	158,643
Hartford Total Return Bond HLS Fund	9,004	14,678
Hartford Capital Appreciation HLS Fund	209,594	540,106
Hartford Dividend and Growth HLS Fund	66,684	392,294
Hartford Disciplined Equity HLS Fund	13,718	14,277
Hartford International Opportunities HLS Fund	6,751	6,900
Hartford Ultrashort Bond HLS Fund	2,418	27,481
Hartford Small Cap Growth HLS Fund	17,670	52,929
Hartford Stock HLS Fund	36,472	361,886
Morgan Stanley VIF, Inc. U.S. Real Estate Portfolio	2,001	—
Morgan Stanley VIF Discovery Portfolio	118,422	136,159
Invesco Global Fund/VA +	3,990	17,786
Putnam VT Small Cap Value Fund	5,792	731
PIMCO VIT Real Return Portfolio	1,339	7,222
Pioneer Mid Cap Value VCT Portfolio	13,449	2,554
Royce Small-Cap Portfolio	3,584	10,779
Invesco V.I. Comstock Fund	5,070	14,126
BlackRock S&P 500 Index V.I. Fund	66,425	235,250

5. Changes in Units Outstanding:

The changes in units outstanding for the year ended December 31, 2022 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
AB Variable Products Series AB International Value Portfolio	762	899	(137)
American Funds® IS Growth Fund	—	4	(4)
Calvert VP SRI Balanced Portfolio	2,393	2,443	(50)
Fidelity® VIP Contrafund® Portfolio	762	151	611
Fidelity ® VIP FundsManager 60% Portfolio	—	7,274	(7,274)
Franklin Income VIP Fund	598	598	—
Hartford Balanced HLS Fund	72,696	79,464	(6,768)
Hartford Total Return Bond HLS Fund	9,229	7,917	1,312
Hartford Capital Appreciation HLS Fund	21,893	26,416	(4,523)
Hartford Dividend and Growth HLS Fund	34,184	46,628	(12,444)
Hartford Disciplined Equity HLS Fund	4,744	10,389	(5,645)
Hartford International Opportunities HLS Fund	14,946	15,494	(548)
Hartford Ultrashort Bond HLS Fund	7,394	36,217	(28,823)
Hartford Small Cap Growth HLS Fund	995	1,598	(603)
Hartford Stock HLS Fund	7,587	9,606	(2,019)
Morgan Stanley VIF, Inc. U.S. Real Estate Portfolio	98	98	—
Morgan Stanley VIF Discovery Portfolio	2,486	2,296	190
Invesco Global Fund/VA +	2,228	2,861	(633)
Putnam VT Small Cap Value Fund	103	108	(5)
PIMCO VIT Real Return Portfolio	1,109	1,109	—
Pioneer Mid Cap Value VCT Portfolio	—	22	(22)
Royce Small-Cap Portfolio	401	808	(407)
Invesco V.I. Comstock Fund	—	7	(7)
BlackRock S&P 500 Index V.I. Fund	29,837	33,132	(3,295)

The changes in units outstanding for the year ended December 31, 2021 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
AB Variable Products Series AB International Value Portfolio	2,417	2,256	161
American Funds® IS Growth Fund	1,182	2,355	(1,173)
Calvert VP SRI Balanced Portfolio	2,970	4,384	(1,413)
Fidelity® VIP Contrafund® Portfolio	1,167	1,298	(132)
Fidelity ® VIP FundsManager 60% Portfolio	7,274	7,274	(1)
Franklin Income VIP Fund	199	199	(0)
Hartford Balanced HLS Fund	8,734	15,860	(7,125)
Hartford Total Return Bond HLS Fund	2,062	2,911	(849)
Hartford Capital Appreciation HLS Fund	8,489	15,943	(7,454)
Hartford Dividend and Growth HLS Fund	25,571	57,659	(32,088)
Hartford Disciplined Equity HLS Fund	18,380	19,290	(910)
Hartford International Opportunities HLS Fund	18,178	18,245	(67)
Hartford Ultrashort Bond HLS Fund	36,001	42,843	(6,841)
Hartford Small Cap Growth HLS Fund	3,050	4,352	(1,302)
Hartford Stock HLS Fund	2,914	8,483	(5,569)
Morgan Stanley VIF, Inc. U.S. Real Estate Portfolio	98	—	98
Morgan Stanley VIF Discovery Portfolio	485	2,258	(1,773)
Invesco Global Fund/VA +	178	771	(592)

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Putnam VT Small Cap Value Fund	1,113	903	210
PIMCO VIT Real Return Portfolio	206	602	(396)
Pioneer Mid Cap Value VCT Portfolio	1,194	723	471
Royce Small-Cap Portfolio	1,628	2,038	(410)
Invesco V.I. Comstock Fund	376	801	(425)
BlackRock S&P 500 Index V.I. Fund	12,736	27,089	(14,354)

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios representing the lowest and highest contract charges for each of the periods presented within each Sub-Account that had outstanding unit as of or during the five year period ended December 31, 2022. The unit value range presented below represents the unit values of the highest and lowest contract charges, therefore a specific Sub-Account unit value may be outside of the range presented in this table. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the funds merged into the surviving fund.

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
AB Variable Products Series AB International Value Portfolio
2022	2,499	8.327063	to	8.327063	20,808	0.90%	to	0.90%		4.08%		(14.57)%	to	(14.57)%
2021	2,636	9.746832	to	9.746832	25,696	0.90%	to	0.90%	1.76%	to	1.76%	9.86%	to	9.86%
2020	2,475	8.871945	to	8.871945	21,961	0.90%	to	0.90%	1.60%	to	1.60%	1.30%	to	1.30%
2019	2,271	8.758508	to	8.758508	19,893	0.90%	to	0.90%	0.82%	to	0.82%	15.74%	to	15.74%
2018	2,215	7.567192	to	7.567192	16,762	0.90%	to	0.90%	1.17%	to	1.17%	(23.67)%	to	(23.67)%

American Funds® IS Growth Fund
2022	1,140	38.420443	to	38.420443	43,798	0.90%	to	0.90%		0.32%		(30.56)%	to	(30.56)%
2021	1,144	55.332240	to	55.332240	63,300	0.90%	to	0.90%	0.22%	to	0.22%	20.90%	to	20.90%
2020	2,316	45.768245	to	45.768245	106,026	0.90%	to	0.90%	0.32%	to	0.32%	50.72%	to	50.72%
2019	2,084	30.366664	to	30.366664	63,285	0.90%	to	0.90%	0.77%	to	0.77%	29.60%	to	29.60%
2018	2,046	23.430707	to	23.430707	47,952	0.90%	to	0.90%	0.48%	to	0.48%	(1.15)%	to	(1.15)%

Calvert VP SRI Balanced Portfolio
2022	5,202	7.452123	to	7.452123	38,764	0.90%	to	0.90%		1.22%		(16.17)%	to	(16.17)%
2021	5,252	8.889608	to	8.889608	46,695	0.90%	to	0.90%	1.12%	to	1.12%	14.09%	to	14.09%
2020	6,666	7.792008	to	7.792008	51,941	0.90%	to	0.90%	0.99%	to	0.99%	14.23%	to	14.23%
2019	13,521	6.821532	to	6.821532	92,241	0.90%	to	0.90%	1.57%	to	1.57%	23.29%	to	23.29%
2018	13,517	5.532901	to	5.532901	74,794	0.90%	to	0.90%	1.79%	to	1.79%	(3.55)%	to	(3.55)%

Fidelity® VIP Contrafund® Portfolio
2022	1,905	32.879228	to	32.879228	62,623	0.90%	to	0.90%		0.56%		(26.97)%	to	(26.97)%
2021	1,294	45.022920	to	45.022920	58,242	0.90%	to	0.90%	0.06%	to	0.06%	26.69%	to	26.69%
2020	1,425	35.537851	to	35.537851	50,644	0.90%	to	0.90%	0.27%	to	0.27%	29.40%	to	29.40%
2019	1,202	27.464169	to	27.464169	33,002	0.90%	to	0.90%	0.37%	to	0.37%	30.40%	to	30.40%
2018	2,522	21.061551	to	21.061551	53,122	0.90%	to	0.90%	0.71%	to	0.71%	(7.22)%	to	(7.22)%

Fidelity® VIP FundsManager 50% Portfolio ##
2022	—	—	to	—	—	—	to	—		—		—	to	—
2021	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2020	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2019	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2018	1,116	20.091851	to	20.091851	22,418	0.90%	to	0.90%	1.29%	to	1.29%	(6.23)%	to	(6.23)%

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Fidelity ® VIP FundsManager 60% Portfolio ##
2022	—	28.550159	to	28.550159	—	0.90%	to	0.90%		0.28%		(16.01)%	to	(16.01)%
2021	7,274	33.992210	to	33.992210	247,248	0.90%	to	0.90%	0.96%	to	0.96%	11.20%	to	11.20%
2020	7,274	30.567991	to	30.567991	222,359	0.90%	to	0.90%	0.93%	to	0.93%	13.89%	to	13.89%
2019	7,275	26.839796	to	26.839796	195,258	0.90%	to	0.90%	1.39%	to	1.39%	19.17%	to	19.17%
2018	7,276	22.521755	to	22.521755	163,860	0.90%	to	0.90%	1.12%	to	1.12%	(7.35)%	to	(7.35)%

Franklin Income VIP Fund
2022	798	21.556091	to	21.556091	17,195	0.90%	to	0.90%		4.85%		(6.32)%	to	(6.32)%
2021	798	23.010130	to	23.010130	18,358	0.90%	to	0.90%	4.65%	to	4.65%	15.71%	to	15.71%
2020	798	19.886216	to	19.886216	15,867	0.90%	to	0.90%	5.86%	to	5.86%	(0.21)%	to	(0.21)%
2019	798	19.927746	to	19.927746	15,904	0.90%	to	0.90%	5.35%	to	5.35%	15.02%	to	15.02%
2018	798	17.325632	to	17.325632	13,829	0.90%	to	0.90%	4.81%	to	4.81%	(5.17)%	to	(5.17)%

Hartford Balanced HLS Fund
2022	74,565	18.182767	to	18.182767	1,355,790	0.90%	to	0.90%		1.74%		(14.20)%	to	(14.20)%
2021	81,334	21.191859	to	21.191859	1,723,616	0.90%	to	0.90%	0.98%	to	0.98%	18.57%	to	18.57%
2020	88,459	17.872539	to	17.872539	1,580,991	0.90%	to	0.90%	1.66%	to	1.66%	10.62%	to	10.62%
2019	94,315	16.157282	to	16.157282	1,523,878	0.90%	to	0.90%	1.86%	to	1.86%	21.70%	to	21.70%
2018	100,871	13.276646	to	13.276646	1,339,223	0.90%	to	0.90%	1.97%	to	1.97%	(6.09)%	to	(6.09)%

Hartford Total Return Bond HLS Fund
2022	10,606	10.154999	to	10.154999	107,704	0.90%	to	0.90%		3.14%		(14.98)%	to	(14.98)%
2021	9,294	11.944237	to	11.944237	111,006	0.90%	to	0.90%	2.24%	to	2.24%	(1.83)%	to	(1.83)%
2020	10,143	12.167287	to	12.167287	123,412	0.90%	to	0.90%	2.49%	to	2.49%	8.05%	to	8.05%
2019	16,786	11.260737	to	11.260737	189,018	0.90%	to	0.90%	3.90%	to	3.90%	9.66%	to	9.66%
2018	17,117	10.268787	to	10.268787	175,769	0.90%	to	0.90%	3.55%	to	3.55%	(1.70)%	to	(1.70)%

Hartford Capital Appreciation HLS Fund
2022	25,654	62.007828	to	62.007828	1,590,773	0.90%	to	0.90%		0.88%		(16.06)%	to	(16.06)%
2021	30,177	73.868200	to	73.868200	2,229,105	0.90%	to	0.90%	0.46%	to	0.46%	13.73%	to	13.73%
2020	37,631	64.948596	to	64.948596	2,444,072	0.90%	to	0.90%	0.87%	to	0.87%	20.82%	to	20.82%
2019	49,645	53.755210	to	53.755210	2,668,650	0.90%	to	0.90%	1.04%	to	1.04%	30.10%	to	30.10%
2018	69,866	41.316853	to	41.316853	2,886,639	0.90%	to	0.90%	0.90%	to	0.90%	(7.80)%	to	(7.80)%

Hartford Dividend and Growth HLS Fund
2022	44,984	11.869768	to	11.869768	533,945	0.90%	to	0.90%		1.45%		(9.75)%	to	(9.75)%
2021	57,428	13.151887	to	13.151887	755,303	0.90%	to	0.90%	1.11%	to	1.11%	30.81%	to	30.81%
2020	89,516	10.053861	to	10.053861	899,994	0.90%	to	0.90%	2.00%	to	2.00%	6.80%	to	6.80%
2019	91,758	9.413433	to	9.413433	863,764	0.90%	to	0.90%	1.71%	to	1.71%	27.45%	to	27.45%
2018	115,525	7.385858	to	7.385858	853,254	0.90%	to	0.90%	1.91%	to	1.91%	(6.17)%	to	(6.17)%

Hartford Growth Opportunities HLS Fund ##
2022	—	—	to	—	—	—	to	—		—		—	to	—
2021	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2020	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2019	7,800	20.778819	to	20.778819	162,079	0.90%	to	0.90%	—	to	—	29.51%	to	29.51%
2018	19,225	16.043666	to	16.043666	308,435	0.90%	to	0.90%	—	to	—	(0.38)%	to	(0.38)%

Hartford International Opportunities HLS Fund
2022	30,395	4.438789	to	4.438789	134,917	0.90%	to	0.90%		1.65%		(18.88)%	to	(18.88)%
2021	30,943	5.471709	to	5.471709	169,313	0.90%	to	0.90%	1.01%	to	1.01%	6.85%	to	6.85%
2020	31,010	5.120845	to	5.120845	158,799	0.90%	to	0.90%	1.46%	to	1.46%	19.37%	to	19.37%
2019	50,986	4.289906	to	4.289906	218,723	0.90%	to	0.90%	1.82%	to	1.82%	25.29%	to	25.29%
2018	56,228	3.423879	to	3.423879	192,516	0.90%	to	0.90%	1.92%	to	1.92%	(19.48)%	to	(19.48)%

Hartford UltraShort Bond HLS Fund
2022	13,892	3.569044	to	3.569044	49,581	0.90%	to	0.90%		0.25%		(1.06)%	to	(1.06)%
2021	42,714	3.607454	to	3.607454	154,090	0.90%	to	0.90%	0.71%	to	0.71%	(1.08)%	to	(1.08)%
2020	49,555	3.646872	to	3.646872	180,724	0.90%	to	0.90%	2.23%	to	2.23%	0.53%	to	0.53%
2019	34,340	3.627683	to	3.627683	124,574	0.90%	to	0.90%	1.87%	to	1.87%	1.89%	to	1.89%
2018	35,342	3.560312	to	3.560312	125,829	0.90%	to	0.90%	1.05%	to	1.05%	0.65%	to	0.65%

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***

Hartford Small Cap Growth HLS Fund
2022	3,405	28.209095	to	28.209095	96,051	0.90%	to	0.90%		0.00%		(29.10)%	to	(29.10)%
2021	4,007	39.786171	to	39.786171	159,440	0.90%	to	0.90%	—	to	—	3.09%	to	3.09%
2020	5,310	38.595233	to	38.595233	204,929	0.90%	to	0.90%	—	to	—	32.00%	to	32.00%
2019	6,079	29.237995	to	29.237995	177,728	0.90%	to	0.90%	—	to	—	34.60%	to	34.60%
2018	6,385	21.722475	to	21.722475	138,707	0.90%	to	0.90%	—	to	—	(12.49)%	to	(12.49)%

Hartford Stock HLS Fund
2022	8,483	70.533931	to	70.533931	598,306	0.90%	to	0.90%		1.44%		(5.99)%	to	(5.99)%
2021	10,501	75.024420	to	75.024420	787,856	0.90%	to	0.90%	1.08%	to	1.08%	23.86%	to	23.86%
2020	16,070	60.571510	to	60.571510	973,389	0.90%	to	0.90%	1.37%	to	1.37%	11.07%	to	11.07%
2019	23,715	54.533131	to	54.533131	1,293,234	0.90%	to	0.90%	1.55%	to	1.55%	30.05%	to	30.05%
2018	30,708	41.933994	to	41.933994	1,287,717	0.90%	to	0.90%	1.53%	to	1.53%	(1.04)%	to	(1.04)%

Hartford U.S. Government Securities HLS Fund ##
2022	—	—	to	—	—	—	to	—		—		—	to	—
2021	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2020	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2019	7,429	11.945636	to	11.742366	87,233	0.75%	to	0.90%	—	to	2.54%	4.43%	to	4.27%
2018	7,695	11.438867	to	11.261096	86,648	0.75%	to	0.90%	—	to	2.30%	1.52%	to	(0.06)%

Morgan Stanley VIF, Inc. U.S. Real Estate Portfolio
2022	98	15.463675	to	15.463675	1,519	0.90%	to	0.90%		0.96%		(27.87)%	to	(27.87)%
2021	98	21.437893	to	21.437893	2,107	0.90%	to	0.90%	—	to	—	38.19%	to	38.19%
2020	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2019	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2018	—	—	to	—	—	—	to	—	—	to	—	—	to	—

Morgan Stanley VIF Discovery Portfolio
2022	2,815	25.154337	to	25.154337	70,802	0.90%	to	0.90%		—		(63.30)%	to	(63.30)%
2021	2,625	68.540304	to	68.540304	179,954	0.90%	to	0.90%	—	to	—	(11.99)%	to	(11.99)%
2020	4,399	77.879142	to	77.879142	342,578	0.90%	to	0.90%	—	to	—	149.79%	to	149.79%
2019	2,918	31.177847	to	31.177847	90,987	0.90%	to	0.90%	—	to	—	38.71%	to	38.71%
2018	3,414	22.476705	to	22.476705	76,741	0.90%	to	0.90%	—	to	—	9.53%	to	9.53%

Invesco Global Fund/VA
2022	1,760	22.051519	to	22.051519	38,804	0.90%	to	0.90%		—		(32.55)%	to	(32.55)%
2021	2,393	32.691209	to	32.691209	78,235	0.90%	to	0.90%	—	to	—	14.14%	to	14.14%
2020	2,986	28.641590	to	28.641590	85,510	0.90%	to	0.90%	0.46%	to	0.46%	26.20%	to	26.20%
2019	3,222	22.696051	to	22.696051	73,130	0.90%	to	0.90%	0.64%	to	0.64%	30.28%	to	30.28%
2018	3,298	17.421477	to	17.421477	57,460	0.90%	to	0.90%	0.67%	to	0.67%	(14.17)%	to	(14.17)%

Putnam VT Small Cap Value Fund
2022	956	21.574826	to	21.574826	20,628	0.90%	to	0.90%		0.16%		(13.76)%	to	(13.76)%
2021	961	25.017005	to	25.017005	24,048	0.90%	to	0.90%	0.62%	to	0.62%	38.65%	to	38.65%
2020	751	18.043316	to	18.043316	13,551	0.90%	to	0.90%	1.08%	to	1.08%	3.03%	to	3.03%
2019	764	17.512436	to	17.512436	13,375	0.90%	to	0.90%	0.92%	to	0.92%	23.13%	to	23.13%
2018	1,369	14.222997	to	14.222997	19,465	0.90%	to	0.90%	0.38%	to	0.38%	(20.65)%	to	(20.65)%

PIMCO VIT Real Return Portfolio
2022	1,302	15.591913	to	15.591913	20,301	0.90%	to	0.90%		6.98%		(12.70)%	to	(12.70)%
2021	1,302	17.859486	to	17.859486	23,252	0.90%	to	0.90%	4.85%	to	4.85%	4.66%	to	4.66%
2020	1,698	17.063875	to	17.063875	28,979	0.90%	to	0.90%	1.43%	to	1.43%	10.72%	to	10.72%
2019	1,698	15.412152	to	15.412152	26,176	0.90%	to	0.90%	1.78%	to	1.78%	7.47%	to	7.47%
2018	2,782	14.340342	to	14.340342	39,892	0.90%	to	0.90%	2.47%	to	2.47%	(3.09)%	to	(3.09)%

Pioneer Mid Cap Value VCT Portfolio
2022	503	23.895813	to	23.895813	12,014	0.90%	to	0.90%		1.39%		(6.73)%	to	(6.73)%
2021	525	25.619411	to	25.619411	13,454	0.90%	to	0.90%	0.99%	to	0.99%	28.21%	to	28.21%
2020	54	19.981665	to	19.981665	1,087	0.90%	to	0.90%	1.24%	to	1.24%	0.96%	to	0.96%
2019	246	19.791918	to	19.791918	4,866	0.90%	to	0.90%	1.16%	to	1.16%	26.94%	to	26.94%
2018	315	15.591963	to	15.591963	4,905	0.90%	to	0.90%	0.38%	to	0.38%	(20.22)%	to	(20.22)%

Sub-Account	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Royce Small-Cap Portfolio
2022	1,468	20.974834	to	20.974834	30,780	0.90%	to	0.90%		0.34%		(10.01)%	to	(10.01)%
2021	1,874	23.307253	to	23.307253	43,683	0.90%	to	0.90%	1.43%	to	1.43%	27.66%	to	27.66%
2020	2,284	18.256748	to	18.256748	41,695	0.90%	to	0.90%	1.06%	to	1.06%	(7.98)%	to	(7.98)%
2019	2,285	19.840745	to	19.840745	45,326	0.90%	to	0.90%	0.68%	to	0.68%	17.60%	to	17.60%
2018	2,318	16.870935	to	16.870935	39,103	0.90%	to	0.90%	0.76%	to	0.76%	(9.17)%	to	(9.17)%

Victory Variable Insurance Diversified Stock Fund ##
2022	—	—	to	—	—	—	to	—		—		—	to	—
2021	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2020	—	—	to	—	—	—	to	—	—	to	—	—	to	—
2019	446	21.255735	to	21.255735	9,490	0.90%	to	0.90%	0.53%	to	0.53%	27.24%	to	27.24%
2018	447	16.705874	to	16.705874	7,461	0.90%	to	0.90%	0.43%	to	0.43%	(14.08)%	to	(14.08)%

Invesco V.I. Comstock Fund
2022	148	29.343650	to	29.343650	4,347	0.90%	to	0.90%		1.38%		(0.06)%	to	(0.06)%
2021	156	29.360000	to	29.360000	4,574	0.90%	to	0.90%	1.78%	to	1.78%	31.85%	to	31.85%
2020	580	22.267471	to	22.267471	12,922	0.90%	to	0.90%	2.22%	to	2.22%	(1.97)%	to	(1.97)%
2019	580	22.716017	to	22.716017	13,187	0.90%	to	0.90%	1.72%	to	1.72%	23.82%	to	23.82%
2018	581	18.345838	to	18.345838	10,652	0.90%	to	0.90%	1.45%	to	1.45%	(13.16)%	to	(13.16)%

BlackRock S&P 500 Index V.I. Fund
2022	34,311	14.651454	to	14.651454	502,701	0.90%	to	0.90%		1.27%		(18.96)%	to	(18.96)%
2021	37,606	18.079562	to	18.079562	679,892	0.90%	to	0.90%	1.25%	to	1.25%	27.38%	to	27.38%
2020	51,959	14.192959	to	14.192959	737,453	0.90%	to	0.90%	1.70%	to	1.70%	17.18%	to	17.18%
2019	63,419	12.111988	to	12.111988	768,126	0.90%	to	0.90%	1.70%	to	1.70%	30.17%	to	30.17%
2018	98,824	9.304986	to	9.304986	919,557	0.90%	to	0.90%	1.03%	to	1.03%	(6.95)%	to	(6.95)%

Hartford Disciplined Equity HLS Fund
2022	17,285	10.625140	to	10.625140	183,651	0.90%	to	0.90%		0.85%		(19.68)%	to	(19.68)%
2021	22,930	13.228988	to	13.228988	303,343	0.90%	to	0.90%	0.57%	to	0.57%	24.39%	to	24.39%
2020	23,840	10.634855	to	10.634855	253,537	0.90%	to	0.90%	0.30%	to	0.30%	13.47%	to	13.47%

*

This represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**

These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, divided by average net assets during the period. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. As of December 31, 2022, the investment income ratio is no longer being shown as a range.

***

This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total returns are calculated for each 12-month period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year.

##	Sub-Account is currently offered, however, there are currently zero units outstanding.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2022 and through the financial statement issuance date of April 28, 2023, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Talcott Resolution Life Insurance Company Separate Account Two and the Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Talcott Resolution Life Insurance Company Separate Account Two (the “Account”), as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

American Century VP Capital Appreciation Fund	Hartford SmallCap Growth HLS Fund

AB VPS International Value Portfolio	Hartford Stock HLS Fund

Invesco V.I. Core Equity Fund	BlackRock Large Cap Focus Growth V.I. Fund

Invesco V.I. High Yield Fund	Morgan Stanley VIF U.S. Real Estate Portfolio

Invesco V.I. Government Money Market Fund	Invesco V.I. Equity and Income Fund

AB VPS Growth and Income Portfolio	Morgan Stanley VIF Discovery Portfolio

American Funds Insurance Series® Growth Fund	Columbia Variable Portfolio - Dividend Opportunity Fund

Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio - Income Opportunities Fund

Columbia Variable Portfolio - Small Company Growth fund	Columbia Variable Portfolio – Select Mid Cap Growth Fund

Allspring VT Omega Growth Fund	(Formerly Columbia Variable Portfolio - Mid Cap Growth Fund)

Fidelity® VIP Asset Manager Portfolio	Invesco V.I. Global Fund

Fidelity® VIP Growth Portfolio	Putnam VT Small Cap Value Fund

Fidelity® VIP Contrafund® Portfolio	PIMCO VIT Real Return Portfolio

Fidelity® VIP Overseas Portfolio	Pioneer Fund VCT Portfolio

Fidelity® VIP Freedom 2020 Portfolio	Pioneer Mid Cap Value VCT Portfolio

Fidelity® VIP Freedom 2030 Portfolio	PSF PGIM Jennison Focused Blend Portfolio

Fidelity® VIP Freedom 2015 Portfolio	PSF PGIM Jennison Growth Portfolio

Fidelity® VIP Freedom 2025 Portfolio	PSF PGIM Jennison Value Portfolio

Fidelity® VIP Freedom Income Portfolio	PSF International Growth Portfolio

Fidelity® VIP FundsManager 70% Portfolio	Royce Capital Fund–Small-Cap Portfolio

Franklin Income VIP Fund	Invesco V.I. Comstock Fund

Hartford Balanced HLS Fund	Invesco V.I. American Franchise Fund

Hartford Total Return Bond HLS Fund	Allspring VT Index Asset Allocation Fund

Hartford Capital Appreciation HLS Fund	Allspring VT International Equity Fund

Hartford Dividend and Growth HLS Fund	Allspring VT Small Cap Growth Fund

Hartford Healthcare HLS Fund	Allspring VT Opportunity Fund

Hartford Disciplined Equity HLS Fund	Columbia Variable Portfolio - Large Cap Growth Fund

Hartford International Opportunities HLS Fund	Columbia Variable Portfolio - Overseas Core Fund

Hartford MidCap HLS Fund	CTIVP® - Principal Blue Chip Growth Fund

Hartford Ultrashort Bond HLS Fund	(Formerly CTIVP® - Loomis Sayles Growth Fund)

Hartford Small Company HLS Fund

We have also audited the accompanying statements of assets and liabilities of BlackRock S&P 500 Index V.I. Fund, Fidelity ® VIP FundsManager 50% Portfolio, Invesco V.I. Government Securities, and the related statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes.

We have also audited AB VPS Intermediate Bond Portfolio, Fidelity ® VIP FundsManager 60% Portfolio, and Fidelity ® VIP FundsManager 85% Portfolio statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
BlackRock S&P 500 Index V.I. Fund	December 31, 2022	Year ended December 31, 2022	Two years in the period ended December 31, 2022	Four years in the period ended December 31, 2022 and the period from April 30, 2018 to December 31, 2018
Fidelity® VIP FundsManager 50% Portfolio	December 31, 2022	Year ended December 31, 2022	Two years in the period ended December 31, 2022	Three years in the period ended December 31, 2022 and the period from September 11, 2019 to December 31, 2019
Invesco V.I. Government Securities Fund	December 31, 2022	Period from May 9, 2022 through December 31, 2022	For the period from May 9, 2022 through December 31, 2022	For the period from May 9, 2022 through December 31, 2022
AB VPS Intermediate Bond Portfolio	Not Applicable	Period From January 1, 2022 to March 3, 2022	Period from January 1, 2022 to March 3, 2022 and the year ended December 31, 2021	Period from January 1, 2022 to March 3, 2022 and four years in the period ended December 31, 2018
Fidelity® VIP FundsManager 60% Portfolio	Not Applicable	Period From January 1, 2022 to June 28, 2022	Period from January 1, 2022 to June 28, 2022 and the year ended December 31, 2021	Period from January 1, 2022 to June 18, 2022, three years in the period ended December 31, 2021 and for the day ended December 31, 2018
Fidelity® VIP FundsManager 85% Portfolio	Not Applicable	Period From January 1, 2022 to June 23 2022	Period from January 1, 2022 to June 23, 2022 and the year ended December 31, 2021	Period from January 1, 2022 to June 23, 2022 and four years in the period ended December 31, 2021

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Talcott Resolution Life Insurance Company Separate Account Two as of December 31, 2022, and the results of their operations for the year then ended (or for the period listed in the table above), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table above), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut

April 21. 2023

We have served as the auditor of the Sub-Accounts that comprise Talcott Resolution Life Insurance Company Separate Account Two since 2002.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company

Statements of Assets and Liabilities

December 31, 2022

	American Century VP Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Growth and Income Portfolio	American Funds Insurance Series® Growth Fund	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio - Small Company Growth Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:

Investments, at fair value

class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,731,758

class 2	—	—	—	—	—	—	—	356,513	—	—

class ADM	—	—	—	—	—	—	—	—	—	—

class B	—	53,356	—	—	—	—	1,147,378	—	—	—

class I	2,258,855	—	—	—	—	—	—	—	865,347	—

class IA	—	—	—	—	—	—	—	—	—	—

class IB	—	—	—	—	—	—	—	—	—	—

class II	—	—	—	—	—	—	—	—	—	—

class III	—	—	—	—	—	—	—	—	—	—

class INIT	—	—	—	—	—	—	—	—	—	—

class INV	—	—	—	—	—	—	—	—	—	—

class S1	—	—	1,770,408	383,286	913,470	46,035,157	—	—	—	—

class S2	—	—	—	30,138	—	7,946,083	—	—	—	—

class SRV2	—	—	—	—	—	—	—	—	—	—

Total investments	2,258,855	53,356	1,770,408	413,424	913,470	53,981,240	1,147,378	356,513	865,347	2,731,758

Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—

Receivable for fund shares sold	—	—	203	29	71	14,203	2,590	—	—	657

Other assets	—	3	—	—	1	58	1	4	—	—

Total assets	2,258,855	53,359	1,770,611	413,453	913,542	53,995,501	1,149,969	356,517	865,347	2,732,415

Liabilities:

Due to Sponsor Company	—	—	203	29	71	14,203	2,590	—	—	657

Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—

Other liabilities	—	—	2	—	—	—	—	—	6	—

Total liabilities	—	—	205	29	71	14,203	2,590	—	6	657

Net assets:

For contract liabilities	$2,258,855	$53,359	$1,770,406	$413,424	$913,471	$53,981,298	$1,147,379	$356,517	$865,341	$2,731,758

Contract Liabilities:

class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,731,758

class 2	—	—	—	—	—	—	—	356,517	—	—

class ADM	—	—	—	—	—	—	—	—	—	—

class B	—	53,359	—	—	—	—	1,147,379	—	—	—

class I	2,258,855	—	—	—	—	—	—	—	865,341	—

class IA	—	—	—	—	—	—	—	—	—	—

class IB	—	—	—	—	—	—	—	—	—	—

class II	—	—	—	—	—	—	—	—	—	—

class III	—	—	—	—	—	—	—	—	—	—

class INIT	—	—	—	—	—	—	—	—	—	—

class INV	—	—	—	—	—	—	—	—	—	—

class S1	—	—	1,770,406	383,286	913,471	46,035,205	—	—	—	—

class S2	—	—	—	30,138	—	7,946,093	—	—	—	—

class SRV2	—	—	—	—	—	—	—	—	—	—

Total contract liabilities	$2,258,855	$53,359	$1,770,406	$413,424	$913,471	$53,981,298	$1,147,379	$356,517	$865,341	$2,731,758

Shares:

class 1	—	—	—	—	—	—	—	—	—	296,930

class 2	—	—	—	—	—	—	—	4,728	—	—

class ADM	—	—	—	—	—	—	—	—	—	—

class B	—	4,136	—	—	—	—	40,458	—	—	—

class I	191,428	—	—	—	—	—	—	—	418,042	—

class IA	—	—	—	—	—	—	—	—	—	—

class IB	—	—	—	—	—	—	—	—	—	—

class II	—	—	—	—	—	—	—	—	—	—

class III	—	—	—	—	—	—	—	—	—	—

class INIT	—	—	—	—	—	—	—	—	—	—

class INV	—	—	—	—	—	—	—	—	—	—

class S1	—	—	72,114	38,024	202,993	46,035,157	—	—	—	—

class S2	—	—	—	3,020	—	7,946,083	—	—	—	—

class SRV2	—	—	—	—	—	—	—	—	—	—

Total shares	191,428	4,136	72,114	41,044	202,993	53,981,240	40,458	4,728	418,042	296,930

Cost	$2,649,174	$74,098	$2,034,458	$430,693	$1,155,309	$53,981,240	$1,170,841	$443,863	$799,430	$4,376,016

Deferred contracts in the accumulation period:

Units owned by participants #	360,490	6,794	790,730	45,585	519,293	5,797,164	344,889	9,838	127,738	803,094

Minimum unit fair value #*	$5.354070	$7.854008	$1.884883	$9.017886	$1.479508	$8.253098	$2.772824	$36.237092	$6.395982	$2.821290

Maximum unit fair value #*	$54.733215	$7.854008	$2.260725	$9.082416	$1.791401	$9.634467	$3.581039	$36.237092	$19.421756	$39.503770

Contract liability	$2,258,804	$53,359	$1,752,336	$413,424	$894,677	$53,468,123	$1,134,156	$356,517	$837,193	$2,685,853

Contracts in payout (annuitization) period:

Units owned by participants #	10	—	7,993	—	10,491	54,383	3,766	—	4,401	13,161

Minimum unit fair value #*	$5.354070	$—	$2.260725	$—	$1.791401	$9.127413	$3.511306	$—	$6.395982	$3.453912

Maximum unit fair value #*	$5.354070	$—	$2.260725	$—	$1.791401	$9.496831	$3.511306	$—	$6.395982	$3.578845

Contract liability	$51	$—	$18,070.00	$—	$18,794.00	$513,175.00	$13,223.00	$—	$28,148.00	$45,905.00

# Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company

Statements of Assets and Liabilities (continued)

December 31, 2022

	Allspring VT Omega Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio	Fidelity® VIP Freedom Income Portfolio

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value

class 1	$1,756,145	$—	$—	$—	$—	$—	$—	$—	$—	$—

class 2	—	—	—	—	—	—	—	—	—	—

class ADM	—	—	—	—	—	—	—	—	—	—

class B	—	—	—	—	—	—	—	—	—	—

class I	—	—	—	—	—	—	—	—	—	—

class IA	—	—	—	—	—	—	—	—	—	—

class IB	—	—	—	—	—	—	—	—	—	—

class II	—	—	—	—	—	—	—	—	—	—

class III	—	—	—	—	—	—	—	—	—	—

class INIT	—	723,339	6,204,734	7,187,747	594,869	—	—	—	—	—

class INV	—	—	—	—	—	—	—	—	—	—

class S1	—	—	—	—	—	—	—	—	—	—

class S2	—	—	—	—	—	—	—	—	—	—

class SRV2	—	—	—	—	—	149,836	211,723	284,026	362,643	6,950

Total investments	1,756,145	723,339	6,204,734	7,187,747	594,869	149,836	211,723	284,026	362,643	6,950

Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—

Receivable for fund shares sold	163	—	—	—	—	—	—	—	—	—

Other assets	—	4	—	1	—	—	1	—	—	3

Total assets	1,756,308	723,343	6,204,734	7,187,748	594,869	149,836	211,724	284,026	362,643	6,953

Liabilities:

Due to Sponsor Company	163	—	—	—	—	—	—	—	—	—

Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—

Other liabilities	—	—	4	—	2	—	—	2	2	—

Total liabilities	163	—	4	—	2	—	—	2	2	—

Net assets:

For contract liabilities	$1,756,145	$723,343	$6,204,730	$7,187,748	$594,867	$149,836	$211,724	$284,024	$362,641	$6,953

Contract Liabilities:

class 1	$1,756,145	$—	$—	$—	$—	$—	$—	$—	$—	$—

class 2	—	—	—	—	—	—	—	—	—	—

class ADM	—	—	—	—	—	—	—	—	—	—

class B	—	—	—	—	—	—	—	—	—	—

class I	—	—	—	—	—	—	—	—	—	—

class IA	—	—	—	—	—	—	—	—	—	—

class IB	—	—	—	—	—	—	—	—	—	—

class II	—	—	—	—	—	—	—	—	—	—

class III	—	—	—	—	—	—	—	—	—	—

class INIT	—	723,343	6,204,730	7,187,748	594,867	—	—	—	—	—

class INV	—	—	—	—	—	—	—	—	—	—

class S1	—	—	—	—	—	—	—	—	—	—

class S2	—	—	—	—	—	—	—	—	—	—

class SRV2	—	—	—	—	—	149,836	211,724	284,024	362,641	6,953

Total contract liabilities	$1,756,145	$723,343	$6,204,730	$7,187,748	$594,867	$149,836	$211,724	$284,024	$362,641	$6,953

Shares:

class 1	84,107	—	—	—	—	—	—	—	—	—

class 2	—	—	—	—	—	—	—	—	—	—

class ADM	—	—	—	—	—	—	—	—	—	—

class B	—	—	—	—	—	—	—	—	—	—

class I	—	—	—	—	—	—	—	—	—	—

class IA	—	—	—	—	—	—	—	—	—	—

class IB	—	—	—	—	—	—	—	—	—	—

class II	—	—	—	—	—	—	—	—	—	—

class III	—	—	—	—	—	—	—	—	—	—

class INIT	—	50,513	86,767	189,750	27,413	—	—	—	—	—

class INV	—	—	—	—	—	—	—	—	—	—

class S1	—	—	—	—	—	—	—	—	—	—

class S2	—	—	—	—	—	—	—	—	—	—

class SRV2	—	—	—	—	—	13,075	15,545	26,105	26,685	658

Total shares	84,107	50,513	86,767	189,750	27,413	13,075	15,545	26,105	26,685	658

Cost	$2,346,070	$775,672	$5,698,494	$5,733,709	$560,011	$177,551	$243,736	$350,687	$378,094	$7,310

Deferred contracts in the accumulation period:

Units owned by participants #	668,998	185,888	726,833	685,153	177,563	5,341	6,201	11,411	11,705	445

Minimum unit fair value #*	$2.058154	$3.616619	$8.078376	$9.882287	$2.867384	$28.053983	$34.145559	$24.891168	$30.982548	$15.629729

Maximum unit fair value #*	$42.816554	$22.691329	$50.153531	$46.251734	$22.046788	$28.053983	$34.145559	$24.891168	$30.982548	$15.629729

Contract liability	$1,737,403	$723,343	$6,201,152	$7,187,370	$594,867	$149,836	$211,724	$284,024	$362,641	$6,953

Contracts in payout (annuitization) period:

Units owned by participants #	7,496	—	443	38	—	—	—	—	—	—

Minimum unit fair value #*	$2.436112	$—	$8.078376	$9.882287	$—	$—	$—	$—	$—	$—

Maximum unit fair value #*	$3.251189	$—	$8.078376	$9.882287	$—	$—	$—	$—	$—	$—

Contract liability	$18,742	$—	$3,578	$378	$—	$—	$—	$—	$—	$—

# Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company

Statements of Assets and Liabilities (continued)

December 31, 2022

	Fidelity® VIP Funds Manager 50% Portfolio	Fidelity® VIP Funds Manager 70% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value

class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

class 2	—	—	627,446	—	—	—	—	—	—	—

class ADM	—	—	—	—	—	—	—	—	—	—

class B	—	—	—	—	—	—	—	—	—	—

class I	—	—	—	—	—	—	—	—	—	—

class IA	—	—	—	477,996,120	143,688,629	839,014,670	428,487,612	25,036,461	210,040,663	93,690,160

class IB	—	—	—	46,182,042	35,023,439	77,839,067	74,085,648	3,186,958	45,979,724	14,918,457

class II	—	—	—	—	—	—	—	—	—	—

class III	—	—	—	—	—	—	—	—	—	—

class INIT	—	—	—	—	—	—	—	—	—	—

class INV	—	—	—	—	—	—	—	—	—	—

class S1	—	—	—	—	—	—	—	—	—	—

class S2	—	—	—	—	—	—	—	—	—	—

class SRV2	115,830	20,369	—	—	—	—	—	—	—	—

Total investments	115,830	20,369	627,446	524,178,162	178,712,068	916,853,737	502,573,260	28,223,419	256,020,387	108,608,617

Due from Sponsor Company	—	—	—	—	8,861	—	—	—	—	—

Receivable for fund shares sold	—	—	—	166,664	—	468,593	174,437	6,009	34,450	42,939

Other assets	1	—	2	—	12	419	15	—	2	5

Total assets	115,831	20,369	627,448	524,344,826	178,720,941	917,322,749	502,747,712	28,229,428	256,054,839	108,651,561

Liabilities:

Due to Sponsor Company	—	—	—	166,664	—	468,593	174,437	6,009	34,450	42,939

Payable for fund shares purchased	—	—	—	—	8,861	—	—	—	—	—

Other liabilities	—	3	—	67	—	5	—	—	3	—

Total liabilities	—	3	—	166,731	8,861	468,598	174,437	6,009	34,453	42,939

Net assets:

For contract liabilities	$115,831	$20,366	$627,448	$524,178,095	$178,712,080	$916,854,151	$502,573,275	$28,223,419	$256,020,386	$108,608,622

Contract Liabilities:

class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

class 2	—	—	627,448	—	—	—	—	—	—	—

class ADM	—	—	—	—	—	—	—	—	—	—

class B	—	—	—	—	—	—	—	—	—	—

class I	—	—	—	—	—	—	—	—	—	—

class IA	—	—	—	477,996,047	143,688,635	839,015,081	428,487,632	25,036,462	210,040,663	93,690,163

class IB	—	—	—	46,182,048	35,023,445	77,839,070	74,085,643	3,186,957	45,979,723	14,918,459

class II	—	—	—	—	—	—	—	—	—	—

class III	—	—	—	—	—	—	—	—	—	—

class INIT	—	—	—	—	—	—	—	—	—	—

class INV	—	—	—	—	—	—	—	—	—	—

class S1	—	—	—	—	—	—	—	—	—	—

class S2	—	—	—	—	—	—	—	—	—	—

class SRV2	115,831	20,366	—	—	—	—	—	—	—	—

Total contract liabilities	$115,831	$20,366	$627,448	$524,178,095	$178,712,080	$916,854,151	$502,573,275	$28,223,419	$256,020,386	$108,608,622

Shares:

class 1	—	—	—	—	—	—	—	—	—	—

class 2	—	—	42,597	—	—	—	—	—	—	—

class ADM	—	—	—	—	—	—	—	—	—	—

class B	—	—	—	—	—	—	—	—	—	—

class I	—	—	—	—	—	—	—	—	—	—

class IA	—	—	—	18,195,470	15,500,391	21,316,430	19,441,361	1,559,904	13,310,561	6,833,710

class IB	—	—	—	1,718,082	3,798,638	2,028,115	3,389,097	225,386	2,966,434	1,066,366

class II	—	—	—	—	—	—	—	—	—	—

class III	—	—	—	—	—	—	—	—	—	—

class INIT	—	—	—	—	—	—	—	—	—	—

class INV	—	—	—	—	—	—	—	—	—	—

class S1	—	—	—	—	—	—	—	—	—	—

class S2	—	—	—	—	—	—	—	—	—	—

class SRV2	11,268	1,909	—	—	—	—	—	—	—	—

Total shares	11,268	1,909	42,597	19,913,552	19,299,029	23,344,545	22,830,458	1,785,290	16,276,995	7,900,076

Cost	$142,505	$23,452	$651,653	$456,120,750	$214,817,639	$973,422,174	$469,056,851	$33,565,543	$253,110,011	$104,403,719

Deferred contracts in the accumulation period:

Units owned by participants #	4,960.00	668	30,861	72,892,961	60,030,374	57,800,332	64,543,785	3,095,811	56,666,783	36,346,301

Minimum unit fair value #*	$22.963434	$30.113126	$20.331297	$1.870879	$1.295460	$3.014034	$3.240274	$6.977708	$2.559273	$1.343882

Maximum unit fair value #*	$22.963434	$30.113126	$20.331297	$26.929011	$15.832551	$86.338894	$38.641077	$51.530935	$44.506421	$20.333509

Contract liability	$115,831	$20,366	$627,448	$507,372,317	$175,078,732	$897,285,138	$491,079,140	$27,736,942	$252,649,300	$106,629,683

Contracts in payout (annuitization) period:

Units owned by participants #	—	—	—	1,867,987	1,282,092	906,762	1,287,062	52,664	831,779	611,510

Minimum unit fair value #*	$—	$—	$—	$2.222534	$1.737419	$3.569280	$4.549938	$8.335707	$3.058031	$1.560592

Maximum unit fair value #*	$—	$—	$—	$25.593781	$11.724029	$86.338894	$12.911507	$9.444213	$11.060228	$5.777612

Contract liability	$—	$—	$—	$16,805,778	$3,633,348	$19,569,013	$11,494,135	$486,477	$3,371,086	$1,978,939

# Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company

Statements of Assets and Liabilities (continued)

December 31, 2022

	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	Morgan Stanley VIF U.S. Real Estate Portfolio	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Discovery Portfolio

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:

Investments, at fair value

class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

class 2	—	—	—	—	—	—	—	—	—	—

class ADM	—	—	—	—	—	—	—	—	—	—

class B	—	—	—	—	—	—	—	—	—	—

class I	—	—	—	—	—	146,975,868	1,420	—	—	—

class IA	153,019,241	73,921,550	52,619,297	30,422,655	409,707,029	—	—	—	—	—

class IB	12,967,490	13,380,141	7,854,450	7,748,904	28,028,244	—	—	—	—	—

class II	—	—	—	—	—	—	—	168,076	—	211,597

class III	—	—	—	—	—	7,548,582	—	—	—	—

class INIT	—	—	—	—	—	—	—	—	—	—

class INV	—	—	—	—	—	—	—	—	—	—

class S1	—	—	—	—	—	—	—	—	—	—

class S2	—	—	—	—	—	—	—	—	144,769	—

class SRV2	—	—	—	—	—	—	—	—	—	—

Total investments	165,986,731	87,301,691	60,473,747	38,171,559	437,735,273	154,524,450	1,420	168,076	144,769	211,597

Due from Sponsor Company	—	—	7,938	—	—	—	—	—	—	—

Receivable for fund shares sold	15,870	49,176	—	4,293	315,629	72,062	—	—	—	—

Other assets	5	6	—	2	305	311	1	8	—	1

Total assets	166,002,606	87,350,873	60,481,685	38,175,854	438,051,207	154,596,823	1,421	168,084	144,769	211,598

Liabilities:

Due to Sponsor Company	15,870	49,176	—	4,293	315,629	72,062	—	—	—	—

Payable for fund shares purchased	—	—	7,938	—	—	—	—	—	—	—

Other liabilities	—	1	3	—	10	—	—	—	2	—

Total liabilities	15,870	49,177	7,941	4,293	315,639	72,062	—	—	2	—

Net assets:

For contract liabilities	$165,986,736	$87,301,696	$60,473,744	$38,171,561	$437,735,568	$154,524,761	$1,421	$168,084	$144,767	$211,598

Contract Liabilities:

class 1	—	—	—	—	—	—	—	—	—	—

class 2	—	—	—	—	—	—	—	—	—	—

class ADM	—	—	—	—	—	—	—	—	—	—

class B	—	—	—	—	—	—	—	—	—	—

class I	—	—	—	—	—	146,976,178	1,421	—	—	—

class IA	153,019,245	73,921,554	52,619,296	30,422,653	409,707,323	—	—	—	—	—

class IB	12,967,491	13,380,142	7,854,448	7,748,908	28,028,245	—	—	—	—	—

class II	—	—	—	—	—	—	—	168,084	—	211,598

class III	—	—	—	—	—	7,548,583	—	—	—	—

class INIT	—	—	—	—	—	—	—	—	—	—

class INV	—	—	—	—	—	—	—	—	—	—

class S1	—	—	—	—	—	—	—	—	—	—

class S2	—	—	—	—	—	—	—	—	144,767	—

class SRV2	—	—	—	—	—	—	—	—	—	—

Total contract liabilities	$165,986,736	$87,301,696	$60,473,744	$38,171,561	$437,735,568	$154,524,761	$1,421	$168,084	$144,767	$211,598

Shares:

class 1	—	—	—	—	—	—	—	—	—	—

class 2	—	—	—	—	—	—	—	—	—	—

class ADM	—	—	—	—	—	—	—	—	—	—

class B	—	—	—	—	—	—	—	—	—	—

class I	—	—	—	—	—	5,955,262	112	—	—	—

class IA	5,958,694	7,421,842	3,880,479	1,401,320	4,284,743	—	—	—	—	—

class IB	534,962	1,346,091	698,795	380,969	293,336	—	—	—	—	—

class II	—	—	—	—	—	—	—	13,039	—	75,301

class III	—	—	—	—	—	309,495	—	—	—	—

class INIT	—	—	—	—	—	—	—	—	—	—

class INV	—	—	—	—	—	—	—	—	—	—

class S1	—	—	—	—	—	—	—	—	—	—

class S2	—	—	—	—	—	—	—	—	9,031	—

class SRV2	—	—	—	—	—	—	—	—	—	—

Total shares	6,493,656	8,767,933	4,579,274	1,782,289	4,578,079	6,264,757	112	13,039	9,031	75,301

Cost	$199,282,484	$88,280,536	$83,925,250	$47,408,396	$249,095,996	$152,559,284	$1,613	$244,202	$149,497	$876,487

Deferred contracts in the accumulation period:

Units owned by participants #	15,096,035	60,105,156	10,987,342	9,330,433	36,041,853	10,775,454	489	11,524	6,069	8,919

Minimum unit fair value #*	$3.804172	$0.486196	$1.947124	$2.975672	$2.364662	$13.130081	$2.906390	$14.585385	$23.855211	$23.725388

Maximum unit fair value #*	$42.501114	$9.658166	$35.838634	$39.817030	$73.509371	$15.186040	$2.906390	$14.585385	$23.855211	$23.725388

Contract liability	$163,067,423	$85,274,323	$59,747,107	$37,694,890	$425,025,407	$149,687,071	$1,421	$168,084	$144,767	$211,598

Contracts in payout (annuitization) period:

Units owned by participants #	261,867	1,254,671	117,013	128,332	874,993	346,773	—	—	—	—

Minimum unit fair value #*	$4.545735	$0.541833	$2.261432	$3.535436	$2.746218	$13.859250	$—	$—	$—	$—

Maximum unit fair value #*	$12.516044	$4.247851	$6.716470	$3.943186	$71.032069	$15.186040	$—	$—	$—	$—

Contract liability	$2,919,313	$2,027,373	$726,637	$476,671	$12,710,161	$4,837,690	$—	$—	$—	$—

# Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company

Statements of Assets and Liabilities (continued)

December 31, 2022

	Columbia Variable Portfolio – Dividend Opportunity Fund	Columbia Variable Portfolio – Income Opportunities Fund	Columbia Variable Portfolio –Select Mid Cap Growth Fund	Invesco V.I. Global Fund	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio	Pioneer Mid Cap Value VCT Portfolio	PSF PGIM Jennison Focused Blend Portfolio	PSF PGIM Jennison Growth Portfolio

	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:

Investments, at fair value

class 1	$5,438,029	$2,432,790	$3,773,087	$—	$—	$—	$—	$—	$—	$—

class 2	—	—	—	—	—	—	—	—	—	—

class ADM	—	—	—	—	—	384,683	—	—	—	—

class B	—	—	—	—	—	—	—	—	—	—

class I	—	—	—	—	—	—	—	—	—	—

class IA	—	—	—	—	—	—	—	—	—	—

class IB	—	—	—	—	81,403	—	—	—	—	—

class II	—	—	—	—	—	—	7,881,709	64,448	62,865	451,283

class III	—	—	—	—	—	—	—	—	—	—

class INIT	—	—	—	—	—	—	—	—	—	—

class INV	—	—	—	—	—	—	—	—	—	—

class S1	—	—	—	—	—	—	—	—	—	—

class S2	—	—	—	312,446	—	—	—	—	—	—

class SRV2	—	—	—	—	—	—	—	—	—	—

Total investments	5,438,029	2,432,790	3,773,087	312,446	81,403	384,683	7,881,709	64,448	62,865	451,283

Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—

Receivable for fund shares sold	1,256	1,498	779	—	—	—	1,287	—	6	38

Other assets	2	1	—	3	—	—	—	2	—	—

Total assets	5,439,287	2,434,289	3,773,866	312,449	81,403	384,683	7,882,996	64,450	62,871	451,321

Liabilities:

Due to Sponsor Company	1,256	1,498	779	—	—	—	1,287	—	6	38

Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—

Other liabilities	—	—	1	—	1	16	2	—	1	—

Total liabilities	1,256	1,498	780	—	1	16	1,289	—	7	38

Net assets:

For contract liabilities	$5,438,031	$2,432,791	$3,773,086	$312,449	$81,402	$384,667	$7,881,707	$64,450	$62,864	$451,283

Contract Liabilities:

class 1	$5,438,031	$2,432,791	$3,773,086	$—	$—	$—	$—	$—	$—	$—

class 2	—	—	—	—	—	—	—	—	—	—

class ADM	—	—	—	—	—	384,667	—	—	—	—

class B	—	—	—	—	—	—	—	—	—	—

class I	—	—	—	—	—	—	—	—	—	—

class IA	—	—	—	—	—	—	—	—	—	—

class IB	—	—	—	—	81,402	—	—	—	—	—

class II	—	—	—	—	—	—	7,881,707	64,450	62,864	451,283

class III	—	—	—	—	—	—	—	—	—	—

class INIT	—	—	—	—	—	—	—	—	—	—

class INV	—	—	—	—	—	—	—	—	—	—

class S1	—	—	—	—	—	—	—	—	—	—

class S2	—	—	—	312,449	—	—	—	—	—	—

class SRV2	—	—	—	—	—	—	—	—	—	—

Total contract liabilities	$5,438,031	$2,432,791	$3,773,086	$312,449	$81,402	$384,667	$7,881,707	$64,450	$62,864	$451,283

Shares:

class 1	145,635	405,465	104,085	—	—	—	—	—	—	—

class 2	—	—	—	—	—	—	—	—	—	—

class ADM	—	—	—	—	—	33,451	—	—	—	—

class B	—	—	—	—	—	—	—	—	—	—

class I	—	—	—	—	—	—	—	—	—	—

class IA	—	—	—	—	—	—	—	—	—	—

class IB	—	—	—	—	7,680	—	—	—	—	—

class II	—	—	—	—	—	—	597,552	5,693	1,549	5,182

class III	—	—	—	—	—	—	—	—	—	—

class INIT	—	—	—	—	—	—	—	—	—	—

class INV	—	—	—	—	—	—	—	—	—	—

class S1	—	—	—	—	—	—	—	—	—	—

class S2	—	—	—	10,312	—	—	—	—	—	—

class SRV2	—	—	—	—	—	—	—	—	—	—

Total shares	145,635	405,465	104,085	10,312	7,680	33,451	597,552	5,693	1,549	5,182

Cost	$2,588,386	$3,236,109	$1,965,267	$389,772	$97,491	$441,238	$9,871,221	$87,312	$26,534	$125,821

Deferred contracts in the accumulation period:

Units owned by participants #	245,096	199,040	176,643	15,022	4,000	26,158	2,551,444	2,860	16,265	196,254

Minimum unit fair value #*	$19.958300	$11.081599	$19.393962	$20.798978	$20.348584	$14.706304	$2.716323	$22.537655	$3.279233	$2.123403

Maximum unit fair value #*	$22.427906	$12.400810	$21.703393	$20.798978	$20.348584	$14.706304	$3.255864	$22.537655	$3.623884	$2.999601

Contract liability	$5,284,007	$2,387,056	$3,689,097	$312,449	$81,402	$384,667	$7,828,440	$64,450	$54,345	$451,283

Contracts in payout (annuitization) period:

Units owned by participants #	6,933	3,728	3,916	—	—	—	17,134	—	2,456	—

Minimum unit fair value #*	$22.038889	$12.220234	$21.387239	$—	$—	$—	$3.091533	$—	$3.468480	$—

Maximum unit fair value #*	$22.427906	$12.400810	$21.703393	$—	$—	$—	$3.200147	$—	$3.468480	$—

Contract liability	$154,024	$45,735	$83,989	$—	$—	$—	$53,267	$—	$8,519	$—

# Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company

Statements of Assets and Liabilities (continued)

December 31, 2022

	PSF PGIM Jennison Value Portfolio	PSF International Growth Portfolio	Royce Capital Fund–Small-Cap Portfolio	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Opportunity Fund	Columbia Variable Portfolio -Large Cap Growth Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:

Investments, at fair value

class 1	$—	$—	$—	$—	$—	$—	$1,730,816	$1,225,873	$2,248,636	$19,249,521

class 2	—	—	—	—	—	19,647	—	2,863	—	—

class ADM	—	—	—	—	—	—	—	—	—	—

class B	—	—	—	—	—	—	—	—	—	—

class I	—	—	—	—	—	—	—	—	—	—

class IA	—	—	—	—	—	—	—	—	—	—

class IB	—	—	—	—	—	—	—	—	—	—

class II	247,484	35,554	—	—	—	—	—	—	—	—

class III	—	—	—	—	—	—	—	—	—	—

class INIT	—	—	—	—	—	—	—	—	—	—

class INV	—	—	99,071	—	—	—	—	—	—	—

class S1	—	—	—	—	851,847	—	—	—	—	—

class S2	—	—	—	155,224	—	—	—	—	—	—

class SRV2	—	—	—	—	—	—	—	—	—	—

Total investments	247,484	35,554	99,071	155,224	851,847	19,647	1,730,816	1,228,736	2,248,636	19,249,521

Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—

Receivable for fund shares sold	26	3	—	—	64	2	170	185	393	9,594

Other assets	—	—	2	—	—	—	—	1	2	1

Total assets	247,510	35,557	99,073	155,224	851,911	19,649	1,730,986	1,228,922	2,249,031	19,259,116

Liabilities:

Due to Sponsor Company	26	3	—	—	64	2	170	185	393	9,594

Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—

Other liabilities	—	—	—	—	—	—	4	—	—	—

Total liabilities	26	3	—	—	64	2	174	185	393	9,594

Net assets:

For contract liabilities	$247,484	$35,554	$99,073	$155,224	$851,847	$19,647	$1,730,812	$1,228,737	$2,248,638	$19,249,522

Contract Liabilities:

class 1	$—	$—	$—	$—	$—	$—	$1,730,812	$1,225,874	$2,248,638	$19,249,522

class 2	—	—	—	—	—	19,647	—	2,863	—	—

class ADM	—	—	—	—	—	—	—	—	—	—

class B	—	—	—	—	—	—	—	—	—	—

class I	—	—	—	—	—	—	—	—	—	—

class IA	—	—	—	—	—	—	—	—	—	—

class IB	—	—	—	—	—	—	—	—	—	—

class II	247,484	35,554	—	—	—	—	—	—	—	—

class III	—	—	—	—	—	—	—	—	—	—

class INIT	—	—	—	—	—	—	—	—	—	—

class INV	—	—	99,073	—	—	—	—	—	—	—

class S1	—	—	—	—	851,847	—	—	—	—	—

class S2	—	—	—	155,224	—	—	—	—	—	—

class SRV2	—	—	—	—	—	—	—	—	—	—

Total contract liabilities	$247,484	$35,554	$99,073	$155,224	$851,847	$19,647	$1,730,812	$1,228,737	$2,248,638	$19,249,522

Shares:

class 1	—	—	—	—	—	—	1,042,660	152,472	101,108	739,229

class 2	—	—	—	—	—	1,179	—	379	—	—

class ADM	—	—	—	—	—	—	—	—	—	—

class B	—	—	—	—	—	—	—	—	—	—

class I	—	—	—	—	—	—	—	—	—	—

class IA	—	—	—	—	—	—	—	—	—	—

class IB	—	—	—	—	—	—	—	—	—	—

class II	5,829	3,811	—	—	—	—	—	—	—	—

class III	—	—	—	—	—	—	—	—	—	—

class INIT	—	—	—	—	—	—	—	—	—	—

class INV	—	—	11,851	—	—	—	—	—	—	—

class S1	—	—	—	—	19,884	—	—	—	—	—

class S2	—	—	—	7,665	—	—	—	—	—	—

class SRV2	—	—	—	—	—	—	—	—	—	—

Total shares	5,829	3,811	11,851	7,665	19,884	1,179	1,042,660	152,851	101,108	739,229

Cost	$120,592	$19,981	$106,837	$146,677	$1,053,653	$18,583	$2,885,440	$1,498,464	$2,429,613	$9,755,601

Deferred contracts in the accumulation period:

Units owned by participants #	52,611	22,369	5,008	5,608	32,790	7,616	1,052,586	39,875	75,650	979,923

Minimum unit fair value #*	$2.434070	$1.478716	$19.782738	$27.677152	$23.641336	$2.579759	$1.071849	$3.866396	$25.979024	$18.309538

Maximum unit fair value #*	$30.359666	$1.665844	$19.782738	$27.677152	$26.204140	$2.579759	$2.172448	$32.306841	$30.276112	$19.593962

Contract liability	$247,484	$35,554	$99,073	$155,224	$848,645	$19,647	$1,673,144	$1,217,706	$2,216,310	$19,065,642

Contracts in payout (annuitization) period:

Units owned by participants #	—	—	—	—	122	—	27,049	351	1,075	9,408

Minimum unit fair value #*	$—	$—	$—	$—	$26.204140	$—	$2.055871	$31.122509	$29.429987	$19.395714

Maximum unit fair value #*	$—	$—	$—	$—	$26.204140	$—	$2.172448	$31.907202	$30.276112	$19.593962

Contract liability	$—	$—	$—	$—	$3,202	$—	$57,668	$11,031	$32,328	$183,880

# Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Assets and Liabilities (concluded)

December 31, 2022

	Columbia Variable Portfolio - Overseas Core Fund Sub-Account	CTIVP® -Principal Blue Chip Growth Fund Sub-Account (3)

Assets:
Investments, at fair value

class 1	$—	$7,676,070

class 2	3,311,478	—

class ADM	—	—

class B	—	—

class I	—	—

class IA	—	—

class IB	—	—

class II	—	—

class III	—	—

class INIT	—	—

class INV	—	—

class S1	—	—

class S2	—	—

class SRV2	—	—

Total investments	3,311,478	7,676,070

Due from Sponsor Company	—	—

Receivable for fund shares sold	5,371	14,465

Other assets	1	3

Total assets	3,316,850	7,690,538

Liabilities:

Due to Sponsor Company	5,371	14,465

Payable for fund shares purchased	—	—

Other liabilities	—	—

Total liabilities	5,371	14,465

Net assets:
For contract liabilities	$3,311,479	$7,676,073

Contract Liabilities:

class 1	$—	$7,676,073

class 2	3,311,479	—

class ADM	—	—

class B	—	—

class I	—	—

class IA	—	—

class IB	—	—

class II	—	—

class III	—	—

class INIT	—	—

class INV	—	—

class S1	—	—

class S2	—	—

class SRV2	—	—

Total contract liabilities	$3,311,479	$7,676,073

Shares:

class 1	—	181,510

class 2	284,003	—

class ADM	—	—

class B	—	—

class I	—	—

class IA	—	—

class IB	—	—

class II	—	—

class III	—	—

class INIT	—	—

class INV	—	—

class S1	—	—

class S2	—	—

class SRV2	—	—

Total shares	284,003	181,510

Cost	$3,639,750	$4,036,797

Deferred contracts in the accumulation period:

Units owned by participants #	268,796	397,483

Minimum unit fair value #*	$11.390652	$17.652079

Maximum unit fair value #*	$12.314470	$19.083456

Contract liability	$3,247,707	$7,504,148

Contracts in payout (annuitization) period:

Units owned by participants #	5,213	9,036

Minimum unit fair value #*	$12.189837	$18.890389

Maximum unit fair value #*	$12.314470	$19.083456

Contract liability	$63,772	$171,925

# Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Funded as of May 9, 2022.

(2) Formerly Columbia Variable Portfolio - Mid Cap Growth Fund. Change effective May 2, 2022.

(3) Formerly CTIVP® - Loomis Sayles Growth Fund. Change effective May 2, 2022.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Operations

For the Periods Ended December 31, 2022

	American Century VP Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Growth and Income Portfolio	AB VPS Intermediate Bond Portfolio	American Funds Insurance Series® Growth Fund	Calvert VP SRI Balanced Portfolio

	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account

Investment income:

Dividends	$—	$2,269	$17,569	$11,028	$43,401	$778,971	$13,427	$—	$1,504	$11,256

Expenses:

Administrative charges	—	—	—	—	(554)	—	—	—	—	—

Mortality and expense risk charges	(30,833)	(699)	(26,844)	(2,445)	(15,107)	(768,277)	(16,913)	(2,354)	(7,340)	(11,460)

Total expenses	(30,833)	(699)	(26,844)	(2,445)	(15,661)	(768,277)	(16,913)	(2,354)	(7,340)	(11,460)

Net investment income (loss)	(30,833)	1,570	(9,275)	8,583	27,740	10,694	(3,486)	(2,354)	(5,836)	(204)

Net realized and unrealized gain (loss) on investments:

Net realized gain (loss) on security transactions	(44,004)	(1,980)	(1,912)	(16,244)	(129,207)	—	105,059	(117,930)	(21,962)	32,277

Net realized gain distributions	382,701	—	298,573	—	—	—	198,943	—	89,618	89,261

Change in unrealized appreciation (depreciation) during the period	(1,367,841)	(9,568)	(808,720)	(17,269)	(34,930)	—	(360,781)	72,422	(312,354)	(305,635)

Net gain (loss) on investments	(1,029,144)	(11,548)	(512,059)	(33,513)	(164,137)	—	(56,779)	(45,508)	(244,698)	(184,097)

Net increase (decrease) in net assets resulting from operations	$(1,059,977)	$(9,978)	$(521,334)	$(24,930)	$(136,397)	$10,694	$(60,265)	$(47,862)	$(250,534)	$(184,301)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Operations (continued)

For the Periods Ended December 31, 2022

	Columbia Variable Portfolio - Small Company Growth Fund	Allspring VT Omega Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:

Dividends	$—	$—	$15,994	$47,898	$40,512	$6,721	$2,950	$3,913	$5,713	$8,416

Expenses:

Administrative charges	—	—	—	—	—	—	—	—	—	—

Mortality and expense risk charges	(49,769)	(32,619)	(9,270)	(91,745)	(101,879)	(7,908)	(2,040)	(2,875)	(3,690)	(6,812)

Total expenses	(49,769)	(32,619)	(9,270)	(91,745)	(101,879)	(7,908)	(2,040)	(2,875)	(3,690)	(6,812)

Net investment income (loss)	(49,769)	(32,619)	6,724	(43,847)	(61,367)	(1,187)	910	1,038	2,023	1,604

Net realized and unrealized gain (loss) on investments:

Net realized gain (loss) on security transactions	(35,551)	(10,940)	175	320,411	566,321	19,768	12,591	5,458	(1,196)	(3,646)

Net realized gain distributions	1,247,441	478,155	56,443	579,539	391,606	6,233	16,294	16,040	30,027	37,275

Change in unrealized appreciation (depreciation) during the period	(2,876,302)	(1,563,169)	(211,729)	(3,263,046)	(3,888,944)	(245,154)	(63,755)	(72,782)	(82,306)	(149,895)

Net gain (loss) on investments	(1,664,412)	(1,095,954)	(155,111)	(2,363,096)	(2,931,017)	(219,153)	(34,870)	(51,284)	(53,475)	(116,266)

Net increase (decrease) in net assets resulting from operations	$(1,714,181)	$(1,128,573)	$(148,387)	$(2,406,943)	$(2,992,384)	$(220,340)	$(33,960)	$(50,246)	$(51,452)	$(114,662)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Operations (continued)

For the Periods Ended December 31, 2022

	Fidelity® VIP Freedom Income Portfolio	Fidelity® VIP FundsManager 50% Portfolio	Fidelity® VIP FundsManager 60% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Fidelity® VIP FundsManager 85% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund

	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account	Sub-Account (4)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:

Dividends	$888	$2,280	$37	$327	$16	$32,125	$10,017,455	$5,846,675	$8,937,337	$8,748,617

Expenses:

Administrative charges	—	—	—	—	—	—	(5,245)	(7,936)	(16,009)	(13,827)

Mortality and expense risk charges	(513)	(1,508)	(88)	(294)	(67)	(8,307)	(7,700,727)	(2,932,953)	(13,208,601)	(7,731,662)

Total expenses	(513)	(1,508)	(88)	(294)	(67)	(8,307)	(7,705,972)	(2,940,889)	(13,224,610)	(7,745,489)

Net investment income (loss)	375	772	(51)	33	(51)	23,818	2,311,483	2,905,786	(4,287,273)	1,003,128

Net realized and unrealized gain (loss) on investments:

Net realized gain (loss) on security transactions	(2,401)	(232)	(2,480)	(612)	(3,799)	(614)	18,129,733	(4,631,368)	6,361,527	12,559,790

Net realized gain distributions	2,854	20,352	2,402	4,723	2,636	13,040	71,649,592	2,390,114	130,696,326	56,185,982

Change in unrealized appreciation (depreciation) during the period	(11,814)	(41,496)	(2,331)	(9,099)	(1,016)	(83,549)	(188,987,770)	(36,753,081)	(327,622,884)	(131,694,084)

Net gain (loss) on investments	(11,361)	(21,376)	(2,409)	(4,988)	(2,179)	(71,123)	(99,208,445)	(38,994,335)	(190,565,031)	(62,948,312)

Net increase (decrease) in net assets resulting from operations	$(10,986)	$(20,604)	$(2,460)	$(4,955)	$(2,230)	$(47,305)	$(96,896,962)	$(36,088,549)	$(194,852,304)	$(61,945,184)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Operations (continued)

For the Periods Ended December 31, 2022

	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:

Dividends	$—	$2,696,828	$1,851,334	$1,618,948	$172,660	$—	$—	$7,196,426	$2,446,923	$—

Expenses:

Administrative charges	—	—	(3,255)	—	(2,168)	(1,400)	—	(4,135)	—	—

Mortality and expense risk charges	(420,269)	(4,331,482)	(1,632,916)	(2,533,454)	(1,330,620)	(953,386)	(676,332)	(5,782,470)	(2,199,947)	(542)

Total expenses	(420,269)	(4,331,482)	(1,636,171)	(2,533,454)	(1,332,788)	(954,786)	(676,332)	(5,786,605)	(2,199,947)	(542)

Net investment income (loss)	(420,269)	(1,634,654)	215,163	(914,506)	(1,160,128)	(954,786)	(676,332)	1,409,821	246,976	(542)

Net realized and unrealized gain (loss) on investments:

Net realized gain (loss) on security transactions	(242,477)	5,312,756	2,496,069	(538,514)	(320,152)	(996,321)	(289,853)	29,091,012	2,599,664	(15,536)

Net realized gain distributions	6,604,629	15,780,263	20,008,180	27,135,635	—	13,749,276	7,408,817	44,360,439	7,585,613	73

Change in unrealized appreciation (depreciation) during the period	(10,432,444)	(90,257,965)	(50,496,270)	(86,302,683)	(135,672)	(41,967,274)	(23,553,302)	(108,181,133)	(49,120,070)	(6,844)

Net gain (loss) on investments	(4,070,292)	(69,164,946)	(27,992,021)	(59,705,562)	(455,824)	(29,214,319)	(16,434,338)	(34,729,682)	(38,934,793)	(22,307)

Net increase (decrease) in net assets resulting from operations	$(4,490,561)	$(70,799,600)	$(27,776,858)	$(60,620,068)	$(1,615,952)	$(30,169,105)	$(17,110,670)	$(33,319,861)	$(38,687,817)	$(22,849)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Operations (continued)

For the Periods Ended December 31, 2022

	Morgan Stanley VIF U.S. Real Estate Portfolio	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Discovery Portfolio	Columbia Variable Portfolio – Dividend Opportunity Fund	Columbia Variable Portfolio – Income Opportunities Fund	Columbia Variable Portfolio – Select Mid Cap Growth Fund	Invesco V.I. Global Fund	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:

Dividends	$1,995	$2,174	$—	$—	$138,185	$—	$—	$261	$28,987	$35,628

Expenses:

Administrative charges	—	—	—	—	(596)	(1,164)	—	—	—	—

Mortality and expense risk charges	(2,602)	(1,881)	(5,772)	(87,916)	(40,658)	(68,914)	(4,725)	(1,809)	(5,181)	(135,320)

Total expenses	(2,602)	(1,881)	(5,772)	(87,916)	(41,254)	(70,078)	(4,725)	(1,809)	(5,181)	(135,320)

Net investment income (loss)	(607)	293	(5,772)	(87,916)	96,931	(70,078)	(4,725)	(1,548)	23,806	(99,692)

Net realized and unrealized gain (loss) on investments:

Net realized gain (loss) on security transactions	(6,524)	780	(383,200)	330,775	(101,031)	389,767	(679)	(10,017)	(1,802)	(88,885)

Net realized gain distributions	45,460	20,063	225,282	—	92,372	—	61,782	21,395	—	1,428,265

Change in unrealized appreciation (depreciation) during the period	(109,487)	(35,563)	(387,646)	(399,285)	(421,248)	(2,207,517)	(230,460)	(33,392)	(82,087)	(3,463,020)

Net gain (loss) on investments	(70,551)	(14,720)	(545,564)	(68,510)	(429,907)	(1,817,750)	(169,357)	(22,014)	(83,889)	(2,123,640)

Net increase (decrease) in net assets resulting from operations	$(71,158)	$(14,427)	$(551,336)	$(156,426)	$(332,976)	$(1,887,828)	$(174,082)	$(23,562)	$(60,083)	$(2,223,332)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Operations (continued)

For the Periods Ended December 31, 2022

	Pioneer Mid Cap Value VCT Portfolio	PSF PGIM Jennison Focused Blend Portfolio	PSF PGIM Jennison Growth Portfolio	PSF PGIM Jennison Value Portfolio	PSF International Growth Portfolio	Royce Capital Fund–Small-Cap Portfolio	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:

Dividends	$1,860	$—	$—	$—	$—	$393	$2,108	$—	$132	$74,268

Expenses:

Administrative charges	—	—	—	—	—	—	—	—	—	—

Mortality and expense risk charges	(1,640)	(1,288)	(10,743)	(4,863)	(621)	(1,312)	(1,780)	(14,475)	(399)	(26,923)

Total expenses	(1,640)	(1,288)	(10,743)	(4,863)	(621)	(1,312)	(1,780)	(14,475)	(399)	(26,923)

Net investment income (loss)	220	(1,288)	(10,743)	(4,863)	(621)	(919)	328	(14,475)	(267)	47,345

Net realized and unrealized gain (loss) on investments:

Net realized gain (loss) on security transactions	(22,954)	8,637	422,628	7,035	(3,495)	(2,121)	1,344	(24,554)	69	(165,940)

Net realized gain distributions	54,964	—	—	—	—	1,770	4,807	263,864	2,423	—

Change in unrealized appreciation (depreciation) during the period	(47,116)	(38,355)	(852,134)	(30,294)	(17,874)	(13,676)	(8,971)	(686,008)	(6,711)	(156,395)

Net gain (loss) on investments	(15,106)	(29,718)	(429,506)	(23,259)	(21,369)	(14,027)	(2,820)	(446,698)	(4,219)	(322,335)

Net increase (decrease) in net assets resulting from operations	$(14,886)	$(31,006)	$(440,249)	$(28,122)	$(21,990)	$(14,946)	$(2,492)	$(461,173)	$(4,486)	$(274,990)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Operations (concluded)

For the Periods Ended December 31, 2022

	Allspring VT Small Cap Growth Fund	Allspring VT Opportunity Fund	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Principal Blue Chip Growth Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)

Investment income:

Dividends	$—	$—	$—	$26,252	$—

Expenses:

Administrative charges	—	—	—	—	—

Mortality and expense risk charges	(21,214)	(36,277)	(314,804)	(52,971)	(126,844)

Total expenses	(21,214)	(36,277)	(314,804)	(52,971)	(126,844)

Net investment income (loss)	(21,214)	(36,277)	(314,804)	(26,719)	(126,844)

Net realized and unrealized gain (loss) on investments:

Net realized gain (loss) on security transactions	(6,377)	13,028	1,397,227	(11,325)	642,062

Net realized gain distributions	229,685	483,894	—	258,290	—

Change in unrealized appreciation (depreciation) during the period	(923,228)	(1,137,043)	(10,888,378)	(888,633)	(3,867,882)

Net gain (loss) on investments	(699,920)	(640,121)	(9,491,151)	(641,668)	(3,225,820)

Net increase (decrease) in net assets resulting from operations	$(721,134)	$(676,398)	$(9,805,955)	$(668,387)	$(3,352,664)

The accompanying notes are an integral part of these financial statements.

(1) Funded as of May 9, 2022.

(2) Liquidated as of March 3, 2022.

(3) Not Funded as of December 31, 2022.

(4) Not Funded as of December 31, 2022.

(5) Formerly Columbia Variable Portfolio - Mid Cap Growth Fund. Change effective May 2, 2022.

(6) Formerly CTIVP® - Loomis Sayles Growth Fund. Change effective May 2, 2022.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets

For the Periods Ended December 31, 2022

	American Century VP Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Growth and Income Portfolio	AB VPS Intermediate Bond Portfolio	American Funds Insurance Series® Growth Fund	Calvert VP SRI Balanced Portfolio

	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account

Operations:

Net investment income (loss)	$(30,833)	$1,570	$(9,275)	$8,583	$27,740	$10,694	$(3,486)	$(2,354)	$(5,836)	$(204)

Net realized gain (loss) on security transactions	(44,004)	(1,980)	(1,912)	(16,244)	(129,207)	—	105,059	(117,930)	(21,962)	32,277

Net realized gain distributions	382,701	—	298,573	—	—	—	198,943	—	89,618	89,261

Change in unrealized appreciation (depreciation) during the period	(1,367,841)	(9,568)	(808,720)	(17,269)	(34,930)	—	(360,781)	72,422	(312,354)	(305,635)

Net increase (decrease) in net assets resulting from operations	(1,059,977)	(9,978)	(521,334)	(24,930)	(136,397)	10,694	(60,265)	(47,862)	(250,534)	(184,301)

Unit transactions:

Purchases	28,620	—	149,352	—	40,005	284,447	113,599	113,541	3,898	2,868

Net transfers	(30,214)	(5,206)	(9,247)	477,188	(193,009)	19,187,270	(434,072)	(1,096,250)	(8,350)	31,917

Surrenders for benefit payments and fees	(387,981)	(795)	(111,703)	(38,857)	(37,174)	(9,671,502)	(40,971)	(19,173)	(299,123)	(128,038)

Other transactions	—	—	(1)	23	1	921	(354)	(90)	—	—

Death benefits	—	—	(165,097)	—	(31,595)	(3,493,216)	(124,767)	(118,876)	—	—

Net annuity transactions	—	—	(4,371)	—	12,454	176,559	(7,930)	(51,902)	—	(8,431)

Net increase (decrease) in net assets resulting from unit transactions	(389,575)	(6,001)	(141,067)	438,354	(209,318)	6,484,479	(494,495)	(1,172,750)	(303,575)	(101,684)

Net increase (decrease) in net assets	(1,449,552)	(15,979)	(662,401)	413,424	(345,715)	6,495,173	(554,760)	(1,220,612)	(554,109)	(285,985)

Net assets:

Beginning of period	3,708,407	69,338	2,432,807	—	1,259,186	47,486,125	1,702,139	1,220,612	910,626	1,151,326

End of period	$2,258,855	$53,359	$1,770,406	$413,424	$913,471	$53,981,298	$1,147,379	$—	$356,517	$865,341

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2022

	Columbia Variable Portfolio - Small Company Growth Fund	Allspring VT Omega Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:

Net investment income (loss)	$(49,769)	$(32,619)	$6,724	$(43,847)	$(61,367)	$(1,187)	$910	$1,038	$2,023	$1,604

Net realized gain (loss) on security transactions	(35,551)	(10,940)	175	320,411	566,321	19,768	12,591	5,458	(1,196)	(3,646)

Net realized gain distributions	1,247,441	478,155	56,443	579,539	391,606	6,233	16,294	16,040	30,027	37,275

Change in unrealized appreciation (depreciation) during the period	(2,876,302)	(1,563,169)	(211,729)	(3,263,046)	(3,888,944)	(245,154)	(63,755)	(72,782)	(82,306)	(149,895)

Net increase (decrease) in net assets resulting from operations	(1,714,181)	(1,128,573)	(148,387)	(2,406,943)	(2,992,384)	(220,340)	(33,960)	(50,246)	(51,452)	(114,662)

Unit transactions:

Purchases	1,406	—	5,735	39,262	62,127	15,369	—	—	—	—

Net transfers	(103,290)	(21,875)	(50,929)	(117,490)	(502,540)	49,198	(143,277)	3,865	143,277	2,362

Surrenders for benefit payments and fees	(201,888)	(84,522)	(68,927)	(1,378,585)	(976,514)	(140,877)	(2,959)	(79,161)	(2,837)	(177,958)

Other transactions	10	(1)	—	—	—	—	—	—	—	—

Death benefits	(11,641)	(13,037)	—	—	—	—	—	—	—	—

Net annuity transactions	(33,799)	(332)	—	(311)	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from unit transactions	(349,202)	(119,767)	(114,121)	(1,457,124)	(1,416,927)	(76,310)	(146,236)	(75,296)	140,440	(175,596)

Net increase (decrease) in net assets	(2,063,383)	(1,248,340)	(262,508)	(3,864,067)	(4,409,311)	(296,650)	(180,196)	(125,542)	88,988	(290,258)

Net assets:

Beginning of period	4,795,141	3,004,485	985,851	10,068,797	11,597,059	891,517	330,032	337,266	195,036	652,899

End of period	$2,731,758	$1,756,145	$723,343	$6,204,730	$7,187,748	$594,867	$149,836	$211,724	$284,024	$362,641

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2022

	Fidelity® VIP Freedom Income Portfolio	Fidelity® VIP FundsManager 50% Portfolio	Fidelity® VIP FundsManager 60% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Fidelity® VIP FundsManager 85% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund

	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account	Sub-Account (4)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:

Net investment income (loss)	$375	$772	$(51)	$33	$(51)	$23,818	$2,311,483	$2,905,786	$(4,287,273)	$1,003,128

Net realized gain (loss) on security transactions	(2,401)	(232)	(2,480)	(612)	(3,799)	(614)	18,129,733	(4,631,368)	6,361,527	12,559,790

Net realized gain distributions	2,854	20,352	2,402	4,723	2,636	13,040	71,649,592	2,390,114	130,696,326	56,185,982

Change in unrealized appreciation (depreciation) during the period	(11,814)	(41,496)	(2,331)	(9,099)	(1,016)	(83,549)	(188,987,770)	(36,753,081)	(327,622,884)	(131,694,084)

Net increase (decrease) in net assets resulting from operations	(10,986)	(20,604)	(2,460)	(4,955)	(2,230)	(47,305)	(96,896,962)	(36,088,549)	(194,852,304)	(61,945,184)

Unit transactions:

Purchases	—	—	—	—	300	327	6,316,894	1,478,510	4,042,937	3,405,259

Net transfers	—	—	—	—	(5,452)	1,235	(548,952)	(973,345)	(10,724,163)	(5,106,280)

Surrenders for benefit payments and fees	(72,269)	(14)	(13,318)	(4,240)	(7,032)	(37,143)	(41,610,947)	(16,813,837)	(65,664,164)	(37,853,285)

Other transactions	—	—	—	—	—	—	18,881	881	79,452	19,594

Death benefits	—	—	—	—	—	—	(21,197,919)	(8,106,728)	(21,174,089)	(15,506,373)

Net annuity transactions	—	—	—	—	—	—	(3,352,561)	(493,021)	(2,566,782)	(1,416,097)

Net increase (decrease) in net assets resulting from unit transactions	(72,269)	(14)	(13,318)	(4,240)	(12,184)	(35,581)	(60,374,604)	(24,907,540)	(96,006,809)	(56,457,182)

Net increase (decrease) in net assets	(83,255)	(20,618)	(15,778)	(9,195)	(14,414)	(82,886)	(157,271,566)	(60,996,089)	(290,859,113)	(118,402,366)

Net assets:

Beginning of period	90,208	136,449	15,778	29,561	14,414	710,334	681,449,661	239,708,169	1,207,713,264	620,975,641

End of period	$6,953	$115,831	$—	$20,366	$—	$627,448	$524,178,095	$178,712,080	$916,854,151	$502,573,275

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2022

	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:

Net investment income (loss)	$(420,269)	$(1,634,654)	$215,163	$(914,506)	$(1,160,128)	$(954,786)	$(676,332)	$1,409,821	$246,976	$(542)

Net realized gain (loss) on security transactions	(242,477)	5,312,756	2,496,069	(538,514)	(320,152)	(996,321)	(289,853)	29,091,012	2,599,664	(15,536)

Net realized gain distributions	6,604,629	15,780,263	20,008,180	27,135,635	—	13,749,276	7,408,817	44,360,439	7,585,613	73

Change in unrealized appreciation (depreciation) during the period	(10,432,444)	(90,257,965)	(50,496,270)	(86,302,683)	(135,672)	(41,967,274)	(23,553,302)	(108,181,133)	(49,120,070)	(6,844)

Net increase (decrease) in net assets resulting from operations	(4,490,561)	(70,799,600)	(27,776,858)	(60,620,068)	(1,615,952)	(30,169,105)	(17,110,670)	(33,319,861)	(38,687,817)	(22,849)

Unit transactions:

Purchases	183,030	2,235,046	707,808	1,275,021	587,517	563,219	195,608	2,479,889	1,154,393	—

Net transfers	(160,628)	(6,640,513)	1,682,271	(2,569,439)	6,522	(519,266)	479,793	(3,941,454)	2,280,474	(60,235)

Surrenders for benefit payments and fees	(2,156,302)	(19,960,490)	(7,583,376)	(12,026,716)	(8,319,185)	(4,476,117)	(2,518,411)	(32,244,744)	(10,996,883)	(2)

Other transactions	76	32,803	5,451	20,298	2,737	4,234	1,493	(10,024)	7,614	—

Death benefits	(666,595)	(9,752,620)	(2,857,504)	(4,508,501)	(3,628,005)	(1,469,956)	(833,389)	(11,312,649)	(3,599,770)	—

Net annuity transactions	(90,422)	(1,278,374)	(376,919)	(365,548)	(148,784)	(183,107)	(118,322)	(1,812,805)	(197,276)	—

Net increase (decrease) in net assets resulting from unit transactions	(2,890,841)	(35,364,148)	(8,422,269)	(18,174,885)	(11,499,198)	(6,080,993)	(2,793,228)	(46,841,787)	(11,351,448)	(60,237)

Net increase (decrease) in net assets	(7,381,402)	(106,163,748)	(36,199,127)	(78,794,953)	(13,115,150)	(36,250,098)	(19,903,898)	(80,161,648)	(50,039,265)	(83,086)

Net assets:

Beginning of period	35,604,821	362,184,134	144,807,749	244,781,689	100,416,846	96,723,842	58,075,459	517,897,216	204,564,026	84,507

End of period	$28,223,419	$256,020,386	$108,608,622	$165,986,736	$87,301,696	$60,473,744	$38,171,561	$437,735,568	$154,524,761	$1,421

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2022

	Morgan Stanley VIF U.S. Real Estate Portfolio	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Discovery Portfolio	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio – Select Mid Cap Growth Fund	Invesco V.I. Global Fund	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:

Net investment income (loss)	$(607)	$293	$(5,772)	$(87,916)	$96,931	$(70,078)	$(4,725)	$(1,548)	$23,806	$(99,692)

Net realized gain (loss) on security transactions	(6,524)	780	(383,200)	330,775	(101,031)	389,767	(679)	(10,017)	(1,802)	(88,885)

Net realized gain distributions	45,460	20,063	225,282	—	92,372	—	61,782	21,395	—	1,428,265

Change in unrealized appreciation (depreciation) during the period	(109,487)	(35,563)	(387,646)	(399,285)	(421,248)	(2,207,517)	(230,460)	(33,392)	(82,087)	(3,463,020)

Net increase (decrease) in net assets resulting from operations	(71,158)	(14,427)	(551,336)	(156,426)	(332,976)	(1,887,828)	(174,082)	(23,562)	(60,083)	(2,223,332)

Unit transactions:

Purchases	2,380	2	1,037	58,871	73,428	51,705	4,172	1,629	7,707	70,574

Net transfers	113	(319)	(81,380)	(128,231)	(52,159)	5,670	(37,037)	(38,769)	19,212	(63,350)

Surrenders for benefit payments and fees	(17,708)	(4,543)	(116,016)	(229,871)	(136,594)	(352,290)	(19,902)	(77,317)	(32,022)	(573,411)

Other transactions	—	—	—	3	3	4	—	—	—	3

Death benefits	—	—	—	(116,271)	(86,066)	(77,764)	—	—	—	(305,767)

Net annuity transactions	—	—	—	(13,402)	(27,445)	(43,298)	—	—	—	(24,140)

Net increase (decrease) in net assets resulting from unit transactions	(15,215)	(4,860)	(196,359)	(428,901)	(228,833)	(415,973)	(52,767)	(114,457)	(5,103)	(896,091)

Net increase (decrease) in net assets	(86,373)	(19,287)	(747,695)	(585,327)	(561,809)	(2,303,801)	(226,849)	(138,019)	(65,186)	(3,119,423)

Net assets:

Beginning of period	254,457	164,054	959,293	6,023,358	2,994,600	6,076,887	539,298	219,421	449,853	11,001,130

End of period	$168,084	$144,767	$211,598	$5,438,031	$2,432,791	$3,773,086	$312,449	$81,402	$384,667	$7,881,707

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2022

	Pioneer Mid Cap Value VCT Portfolio	PSF PGIM Jennison Focused Blend Portfolio	PSF PGIM Jennison Growth Portfolio	PSF PGIM Jennison Value Portfolio	PSF International Growth Portfolio	Royce Capital Fund–Small-Cap Portfolio	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:

Net investment income (loss)	$220	$(1,288)	$(10,743)	$(4,863)	$(621)	$(919)	$328	$(14,475)	$(267)	$47,345

Net realized gain (loss) on security transactions	(22,954)	8,637	422,628	7,035	(3,495)	(2,121)	1,344	(24,554)	69	(165,940)

Net realized gain distributions	54,964	—	—	—	—	1,770	4,807	263,864	2,423	—

Change in unrealized appreciation (depreciation) during the period	(47,116)	(38,355)	(852,134)	(30,294)	(17,874)	(13,676)	(8,971)	(686,008)	(6,711)	(156,395)

Net increase (decrease) in net assets resulting from operations	(14,886)	(31,006)	(440,249)	(28,122)	(21,990)	(14,946)	(2,492)	(461,173)	(4,486)	(274,990)

Unit transactions:

Purchases	581	—	—	—	—	119	1,297	38,131	—	14,868

Net transfers	(7,620)	(23,811)	(132,001)	—	(22,089)	(28,034)	45,782	(274,025)	—	(7,068)

Surrenders for benefit payments and fees	(113,260)	(7,083)	(65,490)	(10,228)	(2)	(3,682)	(4,104)	(36,090)	—	(168,442)

Other transactions	—	(4)	3	(1)	1	—	—	(4)	—	9

Death benefits	—	—	(364,825)	—	—	—	—	(101,490)	—	(34,645)

Net annuity transactions	—	(2,023)	—	—	—	—	—	(745)	—	52,049

Net increase (decrease) in net assets resulting from unit transactions	(120,299)	(32,921)	(562,313)	(10,229)	(22,090)	(31,597)	42,975	(374,223)	—	(143,229)

Net increase (decrease) in net assets	(135,185)	(63,927)	(1,002,562)	(38,351)	(44,080)	(46,543)	40,483	(835,396)	(4,486)	(418,219)

Net assets:

Beginning of period	199,635	126,791	1,453,845	285,835	79,634	145,616	114,741	1,687,243	24,133	2,149,031

End of period	$64,450	$62,864	$451,283	$247,484	$35,554	$99,073	$155,224	$851,847	$19,647	$1,730,812

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (concluded)

For the Periods Ended December 31, 2022

	Allspring VT Small Cap Growth Fund	Allspring VT Opportunity Fund	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Principal Blue Chip Growth Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)

Operations:

Net investment income (loss)	$(21,214)	$(36,277)	$(314,804)	$(26,719)	$(126,844)

Net realized gain (loss) on security transactions	(6,377)	13,028	1,397,227	(11,325)	642,062

Net realized gain distributions	229,685	483,894	—	258,290	—

Change in unrealized appreciation (depreciation) during the period	(923,228)	(1,137,043)	(10,888,378)	(888,633)	(3,867,882)

Net increase (decrease) in net assets resulting from operations	(721,134)	(676,398)	(9,805,955)	(668,387)	(3,352,664)

Unit transactions:

Purchases	—	48	300,022	77,420	1,460

Net transfers	(87,364)	(87,878)	(982,219)	(1,222)	(4,099)

Surrenders for benefit payments and fees	(33,373)	(81,884)	(955,884)	(193,157)	(538,050)

Other transactions	—	12	45	4	8

Death benefits	(19,812)	(52,431)	(466,282)	(73,195)	(310,141)

Net annuity transactions	(2,294)	10,758	(33,262)	(21,326)	(27,775)

Net increase (decrease) in net assets resulting from unit transactions	(142,843)	(211,375)	(2,137,580)	(211,476)	(878,597)

Net increase (decrease) in net assets	(863,977)	(887,773)	(11,943,535)	(879,863)	(4,231,261)

Net assets:

Beginning of period	2,092,714	3,136,411	31,193,057	4,191,342	11,907,334

End of period	$1,228,737	$2,248,638	$19,249,522	$3,311,479	$7,676,073

The accompanying notes are an integral part of these financial statements.

(1) Funded as of May 9, 2022.

(2) Liquidated as of March 3, 2022.

(3) Not Funded as of December 31, 2022.

(4) Not Funded as of December 31, 2022.

(5) Formerly Columbia Variable Portfolio - Mid Cap Growth Fund. Change effective May 2, 2022.

(6) Formerly CTIVP® - Loomis Sayles Growth Fund. Change effective May 2, 2022.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets

For the Periods Ended December 31, 2021

	American Century VP Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Growth and Income Portfolio	AB VPS Intermediate Bond Portfolio	American Funds Insurance Series® Growth Fund	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio - Small Company Growth Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:

Net investment income (loss)	$(48,235)	$323	$(21,488)	$40,156	$(651,394)	$(15,276)	$(532)	$(8,948)	$(411)	$(95,408)

Net realized gain (loss) on security transactions	253,471	(820)	139,325	(15,945)	—	31,149	(5,831)	19,565	27,774	603,485

Net realized gain distributions	472,278	—	53,082	—	—	—	35,232	111,504	33,598	1,000,370

Change in unrealized appreciation (depreciation) during the period	(318,886)	6,061	434,840	9,564	—	335,351	(67,063)	33,350	82,572	(1,692,060)

Net increase (decrease) in net assets resulting from operations	358,628	5,564	605,759	33,775	(651,394)	351,224	(38,194)	155,471	143,533	(183,613)

Unit transactions:

Purchases	32,653	1	4,460	40	205,191	31,587	—	5,119	3,811	8,772

Net transfers	(203,018)	5,782	(364,394)	116,223	13,771,343	6,230	(10,331)	238,823	(48,198)	(1,070,484)

Surrenders for benefit payments and fees	(323,963)	(3,171)	(304,150)	(33,498)	(12,907,163)	(41,619)	(17,727)	(55,674)	(37,807)	(552,112)

Other transactions	432	(5)	5	3	(29)	(23)	—	27	—	(170)

Death benefits	—	—	(57,166)	(9,655)	(2,185,703)	(11,162)	(37,253)	—	—	(51,889)

Net annuity transactions	(446)	—	(84,340)	(5,051)	192,164	(5,830)	(21,202)	—	(10,833)	(4,298)

Net increase (decrease) in net assets resulting from unit transactions	(494,351)	2,607	(805,585)	68,062	(924,197)	(20,817)	(86,513)	188,295	(93,027)	(1,670,181)

Net increase (decrease) in net assets	(135,723)	8,171	(199,826)	101,837	(1,575,591)	330,407	(124,707)	343,766	50,506	(1,853,794)

Net assets:

Beginning of period	3,844,130	61,167	2,632,633	1,157,349	49,061,716	1,371,732	1,345,319	566,860	1,100,820	6,648,935

End of period	$3,708,407	$69,338	$2,432,807	$1,259,186	$47,486,125	$1,702,139	$1,220,612	$910,626	$1,151,326	$4,795,141

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2021

	Allspring VT Omega Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio	Fidelity® VIP Freedom Income Portfolio

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:

Net investment income (loss)	$(51,181)	$4,084	$(120,221)	$(124,635)	$(6,590)	$(321)	$(487)	$(36)	$(4,003)	$(1,237)

Net realized gain (loss) on security transactions	440,653	19,359	837,505	963,154	69,029	430	870	194	43,041	16,857

Net realized gain distributions	351,887	5,371	2,063,849	1,353,732	66,743	12,751	8,143	4,519	25,850	3,369

Change in unrealized appreciation (depreciation) during the period	(286,986)	55,249	(815,764)	335,721	26,887	4,164	14,064	1,317	2,460	(15,450)

Net increase (decrease) in net assets resulting from operations	454,373	84,063	1,965,369	2,527,972	156,069	17,024	22,590	5,994	67,348	3,539

Unit transactions:

Purchases	—	11,406	70,965	70,577	15,001	8	48	—	10,339	3

Net transfers	(537,665)	19,102	(14,832)	(9,416)	11,958	102,075	194,335	110,406	(659)	—

Surrenders for benefit payments and fees	(638,744)	(109,133)	(1,410,348)	(1,328,604)	(178,778)	(22)	(3,587)	(13)	(175,941)	(120,492)

Other transactions	(1)	(14)	1	(20)	(13)	(1)	14	(6)	15	6

Death benefits	—	—	—	—	—	—	—	—	—	—

Net annuity transactions	(4,334)	—	(1,199)	—	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from unit transactions	(1,180,744)	(78,639)	(1,355,413)	(1,267,463)	(151,832)	102,060	190,810	110,387	(166,246)	(120,483)

Net increase (decrease) in net assets	(726,371)	5,424	609,956	1,260,509	4,237	119,084	213,400	116,381	(98,898)	(116,944)

Net assets:

Beginning of period	3,730,856	980,427	9,458,841	10,336,550	887,280	210,948	123,866	78,655	751,797	207,152

End of period	$3,004,485	$985,851	$10,068,797	$11,597,059	$891,517	$330,032	$337,266	$195,036	$652,899	$90,208

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2021

	Fidelity® VIP FundsManager 50% Portfolio	Fidelity® VIP FundsManager 60% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Fidelity® VIP FundsManager 85% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:

Net investment income (loss)	$(791)	$(681)	$(166)	$(16)	$25,049	$(2,428,686)	$2,242,805	$(10,800,265)	$(1,112,219)

Net realized gain (loss) on security transactions	13,308	28,743	1,584	217	2,997	29,614,853	1,116,801	37,395,839	17,519,463

Net realized gain distributions	5,022	2,162	414	188	—	35,326,659	6,193,501	104,960,715	28,638,097

Change in unrealized appreciation (depreciation) during the period	(801)	(18,274)	1,998	726	71,141	47,233,791	(16,022,061)	18,956,046	106,873,951

Net increase (decrease) in net assets resulting from operations	16,738	11,950	3,830	1,115	99,187	109,746,617	(6,468,954)	150,512,335	151,919,292

Unit transactions:

Purchases	—	—	—	6,850	689	3,533,783	1,697,773	5,174,300	2,390,661

Net transfers	(518)	15,460	4,738	4,928	(5,259)	4,168,018	6,918,576	(13,274,205)	(4,343,176)

Surrenders for benefit payments and fees	(182,571)	(153,435)	(8,375)	(2,254)	(45,666)	(46,304,662)	(22,064,869)	(87,955,458)	(44,132,215)

Other transactions	14	(15)	1	(21)	15	148,393	11,612	75,834	16,327

Death benefits	—	—	—	—	—	(20,134,407)	(7,972,432)	(29,670,015)	(15,720,567)

Net annuity transactions	—	—	—	—	—	(4,497,325)	(1,165,490)	(2,577,769)	(1,582,819)

Net increase (decrease) in net assets resulting from unit transactions	(183,075)	(137,990)	(3,636)	9,503	(50,221)	(63,086,200)	(22,574,830)	(128,227,313)	(63,371,798)

Net increase (decrease) in net assets	(166,337)	(126,040)	194	10,618	48,966	46,660,417	(29,043,784)	22,285,022	88,547,494

Net assets:

Beginning of period	302,786	141,818	29,367	3,796	661,368	634,789,244	268,751,953	1,185,428,242	532,428,147

End of period	$136,449	$15,778	$29,561	$14,414	$710,334	$681,449,661	$239,708,169	$1,207,713,264	$620,975,641

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2021

	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:

Net investment income (loss)	$(447,449)	$(3,447,272)	$(643,993)	$(3,390,086)	$(819,790)	$(1,429,317)	$(948,990)	$(497,472)

Net realized gain (loss) on security transactions	760,247	12,256,443	8,337,771	9,057,800	(35,373)	6,529,722	3,774,288	34,442,764

Net realized gain distributions	3,788,153	14,569,740	—	39,854,999	—	12,364,451	4,850,740	17,639,780

Change in unrealized appreciation (depreciation) during the period	(1,181,171)	50,470,626	1,443,923	(25,137,924)	(904,217)	(17,004,313)	(6,202,784)	51,540,582

Net increase (decrease) in net assets resulting from operations	2,919,780	73,849,537	9,137,701	20,384,789	(1,759,380)	460,543	1,473,254	103,125,654

Unit transactions:

Purchases	273,370	1,867,609	795,497	2,100,661	570,283	905,475	244,050	1,956,912

Net transfers	(356,280)	(11,157,102)	(604,557)	(3,565,010)	3,837,360	(5,171,265)	121,209	(7,115,528)

Surrenders for benefit payments and fees	(2,782,066)	(28,259,241)	(11,178,087)	(16,162,082)	(10,511,090)	(7,281,870)	(5,324,192)	(36,186,338)

Other transactions	937	(5,730)	3,439	7,786	(56,186)	3,000	(1,926)	138,445

Death benefits	(768,047)	(7,273,162)	(2,812,619)	(5,188,124)	(2,406,086)	(1,934,182)	(771,072)	(10,988,511)

Net annuity transactions	212,627	(1,151,771)	(623,052)	(907,412)	(379,664)	104,865	(144,726)	(2,316,850)

Net increase (decrease) in net assets resulting from unit transactions	(3,419,459)	(45,979,397)	(14,419,386)	(23,714,181)	(8,945,383)	(13,373,977)	(5,876,657)	(54,511,870)

Net increase (decrease) in net assets	(499,679)	27,870,140	(5,281,685)	(3,329,392)	(10,704,763)	(12,913,434)	(4,403,403)	48,613,784

Net assets:

Beginning of period	36,104,500	334,313,994	150,089,434	248,111,081	111,121,609	109,637,276	62,478,862	469,283,432

End of period	$35,604,821	$362,184,134	$144,807,749	$244,781,689	$100,416,846	$96,723,842	$58,075,459	$517,897,216

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2021

	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	Morgan Stanley VIF U.S. Real Estate Portfolio	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Discovery Portfolio	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Mid Cap Growth Fund	Invesco V.I. Global Fund	Putnam VT Small Cap Value Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:

Net investment income (loss)	$(32,514)	$(1,643)	$1,367	$708	$(17,035)	$(92,226)	$236,859	$(99,841)	$(7,026)	$(173)

Net realized gain (loss) on security transactions	5,890,218	1,965	626	8,860	143,026	507,894	(70,243)	578,748	25,574	15,871

Net realized gain distributions	13,832,848	12,154	—	1,763	613,724	—	—	—	29,106	—

Change in unrealized appreciation (depreciation) during the period	25,544,315	(324)	69,638	16,418	(873,271)	823,856	(78,390)	355,422	23,855	42,387

Net increase (decrease) in net assets resulting from operations	45,234,867	12,152	71,631	27,749	(133,556)	1,239,524	88,226	834,329	71,509	58,085

Unit transactions:

Purchases	1,232,859	—	2,071	7	4,658	2,199	1,979	4,072	5,733	1,266

Net transfers	3,608,405	(13,787)	(807)	(20,166)	(526,456)	(257,654)	34,757	(68,740)	(816)	83,052

Surrenders for benefit payments and fees	(14,051,182)	(2)	(10,129)	(13,684)	(87,685)	(418,622)	(376,524)	(503,517)	(73,535)	(62,594)

Other transactions	139,945	1	(13)	1	21	(3)	—	(53)	(6)	9

Death benefits	(4,143,481)	—	—	—	—	(104,640)	(66,829)	(110,576)	—	—

Net annuity transactions	(276,490)	—	—	—	—	85,757	(10,033)	9,655	—	—

Net increase (decrease) in net assets resulting from unit transactions	(13,489,944)	(13,788)	(8,878)	(33,842)	(609,462)	(692,963)	(416,650)	(669,159)	(68,624)	21,733

Net increase (decrease) in net assets	31,744,923	(1,636)	62,753	(6,093)	(743,018)	546,561	(328,424)	165,170	2,885	79,818

Net assets:

Beginning of period	172,819,103	86,143	191,704	170,147	1,702,311	5,476,797	3,323,024	5,911,717	536,413	139,603

End of period	$204,564,026	$84,507	$254,457	$164,054	$959,293	$6,023,358	$2,994,600	$6,076,887	$539,298	$219,421

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (continued)

For the Periods Ended December 31, 2021

	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio	Pioneer Mid Cap Value VCT Portfolio	PSF PGIM Jennison Focused Blend Portfolio	PSF PGIM Jennison Growth Portfolio	PSF PGIM Jennison Value Portfolio	PSF International Growth Portfolio	Royce Capital Fund–Small-Cap Portfolio	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:

Net investment income (loss)	$19,614	$(148,824)	$(1,059)	$(2,091)	$(20,755)	$(5,090)	$(1,155)	$(47)	$520	$(27,851)

Net realized gain (loss) on security transactions	10,883	133,428	4,163	51,743	93,616	6,412	16,706	825	7,531	128,699

Net realized gain distributions	—	823,730	—	—	—	—	—	—	—	197,560

Change in unrealized appreciation (depreciation) during the period	(8,144)	1,602,152	40,812	(33,212)	121,881	56,858	(8,120)	36,618	22,168	(142,309)

Net increase (decrease) in net assets resulting from operations	22,353	2,410,486	43,916	16,440	194,742	58,180	7,431	37,396	30,219	156,099

Unit transactions:

Purchases	8,416	12,506	989	—	—	—	—	428	428	50

Net transfers	18,572	(274,361)	57,764	26,199	940	—	28,079	(430)	46,984	(49,652)

Surrenders for benefit payments and fees	(119,194)	(637,119)	(66,602)	(4,066)	(97,845)	(9,217)	(5,411)	(34,476)	(58,022)	(94,487)

Other transactions	102	(7)	(1)	(3)	8	(4)	—	(1)	9	—

Death benefits	—	(285,028)	—	(62,697)	—	—	(22,534)	—	—	(28,639)

Net annuity transactions	—	(28,052)	—	(2,904)	—	—	—	—	—	(1,434)

Net increase (decrease) in net assets resulting from unit transactions	(92,104)	(1,212,061)	(7,850)	(43,471)	(96,897)	(9,221)	134	(34,479)	(10,601)	(174,162)

Net increase (decrease) in net assets	(69,751)	1,198,425	36,066	(27,031)	97,845	48,959	7,565	2,917	19,618	(18,063)

Net assets:

Beginning of period	519,604	9,802,705	163,569	153,822	1,356,000	236,876	72,069	142,699	95,123	1,705,306

End of period	$449,853	$11,001,130	$199,635	$126,791	$1,453,845	$285,835	$79,634	$145,616	$114,741	$1,687,243

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Statements of Changes in Net Assets (concluded)

For the Periods Ended December 31, 2021

	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Opportunity Fund	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Loomis Sayles Growth Fund

	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:

Net investment income (loss)	$(298)	$(2,639)	$(34,877)	$(33,331)	$(399,697)	$(23,163)	$(167,640)

Net realized gain (loss) on security transactions	140	(409,729)	207,910	101,218	1,963,411	250,561	1,099,292

Net realized gain distributions	2,106	—	239,685	145,285	—	102,965	—

Change in unrealized appreciation (depreciation) during the period	981	545,014	(273,877)	373,192	5,328,609	85,682	916,428

Net increase (decrease) in net assets resulting from operations	2,929	132,646	138,841	586,364	6,892,323	416,045	1,848,080

Unit transactions:

Purchases	—	226	9,555	1,139	4,192	1,734	22,180

Net transfers	—	(379,079)	(277,601)	248,434	71,346	(682,332)	(128,581)

Surrenders for benefit payments and fees	—	(207,682)	(199,672)	(245,822)	(1,833,748)	(574,476)	(1,101,820)

Other transactions	1	1	527	15	(77)	(9)	724

Death benefits	—	(12,133)	(667)	(5,522)	(389,049)	(60,731)	(273,147)

Net annuity transactions	—	(15,261)	(3,800)	(41,062)	(146,029)	32,164	(139,998)

Net increase (decrease) in net assets resulting from unit transactions	1	(613,928)	(471,658)	(42,818)	(2,293,365)	(1,283,650)	(1,620,642)

Net increase (decrease) in net assets	2,930	(481,282)	(332,817)	543,546	4,598,958	(867,605)	227,438

Net assets:

Beginning of period	21,203	2,630,313	2,425,531	2,592,865	26,594,099	5,058,947	11,679,896

End of period	$24,133	$2,149,031	$2,092,714	$3,136,411	$31,193,057	$4,191,342	$11,907,334

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO

Talcott Resolution Life Insurance Company

Notes to Financial Statements

December 31, 2022

1. Organization:

Separate Account Two (the “Account”) is a separate investment account established by Talcott Resolution Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account. The Sponsor Company is indirectly owned by Talcott Resolution Life, Inc.

On June 30, 2021, the Account’s previous indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Sponsor Company through the merger of an affiliate of Sixth Street, a global investment firm. Sixth Street obtained 100% control of Talcott Holdings, L.P. and its life and annuity operating subsidiaries including the Account. This transaction does not impact the contracts of the Account or the accounting of the Account.

The Account is comprised of the following Sub-Accounts:

American Century VP Capital Appreciation Fund, AB VPS International Value Portfolio, Invesco V.I. Core Equity Fund, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. Government Money Market Fund, AB VPS Growth and Income Portfolio, AB VPS Intermediate Bond Portfolio*, American Funds Insurance Series® Growth Fund, Calvert VP SRI Balanced Portfolio, Columbia Variable Portfolio - Small Company Growth Fund, Allspring VT Omega Growth Fund, Fidelity® VIP Asset Manager Portfolio, Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Overseas Portfolio, Fidelity® VIP Freedom 2020 Portfolio, Fidelity® VIP Freedom 2030 Portfolio, Fidelity® VIP Freedom 2015 Portfolio, Fidelity® VIP Freedom 2025 Portfolio, Fidelity® VIP Freedom Income Portfolio, Fidelity® VIP FundsManager 50% Portfolio, Fidelity® VIP FundsManager 60% Portfolio^, Fidelity® VIP FundsManager 70% Portfolio, Fidelity® VIP FundsManager 85% Portfolio^, Franklin Income VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Large Cap Focus Growth V.I. Fund, Morgan Stanley VIF U.S. Real Estate Portfolio, Invesco V.I. Equity and Income Fund, Morgan Stanley VIF Discovery Portfolio, Columbia Variable Portfolio - Dividend Opportunity Fund, Columbia Variable Portfolio - Income Opportunities Fund, Columbia Variable Portfolio – Select Mid Cap Growth Fund (Formerly Columbia Variable Portfolio - Mid Cap Growth Fund), Invesco V.I. Global Fund, Putnam VT Small Cap Value Fund, PIMCO VIT Real Return Portfolio, Pioneer Fund VCT Portfolio, Pioneer Mid Cap Value VCT Portfolio, PSF PGIM Jennison Focused Blend Portfolio, PSF PGIM Jennison Growth Portfolio, PSF PGIM Jennison Value Portfolio, PSF International Growth Portfolio, Royce Capital Fund–Small-Cap Portfolio, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Allspring VT Index Asset Allocation Fund, Allspring VT International Equity Fund, Allspring VT Small Cap Growth Fund, Allspring VT Opportunity Fund, Columbia Variable Portfolio - Large Cap Growth Fund, Columbia Variable Portfolio - Overseas Core Fund, CTIVP® - Principal Blue Chip Growth Fund (Formerly CTIVP® - Loomis Sayles Growth Fund).

* During 2022, this Sub-Account was liquidated.

^ This Sub-Account was not funded as of December 31, 2022, and as a result, is not presented in the statements of assets and liabilities.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner’s unitized performance correlates with the share class associated with the contract owner’s product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the Statements of Changes in Net Assets.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, “Financial Services - Investment Companies.” The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts’ investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2022 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2022, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account recognizes transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2022 and 2021.

g) Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2018 tax year and the Sponsor Company is not currently under examination for any open years. Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2022.

h) Novel Coronavirus - The outbreak and spread of the novel coronavirus (“COVID-19”) has caused disruption to the worldwide economy and impacted companies across all industries. The COVID-19 pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the funds in which the Sub-Accounts invest. The fair value of these funds is dependent on financial market conditions and other factors relating to the COVID-19 pandemic, including the development of new variants and surges, and other emerging viruses. Management will continue to monitor developments, and their impact on the Account.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.50% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.15% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $30 may be charged. In addition, an annual contract fee up to a maximum of $100 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Optional Death Benefit Charge maximum of 0.15%

Earnings Protection Benefit Charge maximum of 0.20%

Principal First Charge maximum of 0.75%

Principal First Preferred Charge maximum of 0.20%

MAV/EPB Death Benefit Charge maximum of 0.30%

MAV 70 Death Benefit Charge maximum of 0.20%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2022 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales

American Century VP Capital Appreciation Fund	$455,900	$493,663

AB VPS International Value Portfolio	$2,353	$6,799

Invesco V.I. Core Equity Fund	$466,326	$318,095

Invesco V.I. Government Securities Fund	$1,418,262	$971,325

Invesco V.I. High Yield Fund	$512,626	$694,206

Invesco V.I. Government Money Market Fund	$28,658,703	$22,163,582

AB VPS Growth and Income Portfolio	$458,250	$757,290

AB VPS Intermediate Bond Portfolio+	$5	$1,175,109

American Funds Insurance Series® Growth Fund	$114,242	$334,008

Calvert VP SRI Balanced Portfolio	$156,034	$168,691

Columbia Variable Portfolio - Small Company Growth Fund	$1,392,583	$544,112

Allspring VT Omega Growth Fund	$511,819	$186,049

Fidelity® VIP Asset Manager Portfolio	$79,192	$130,185

Fidelity® VIP Growth Portfolio	$747,665	$1,669,111

Fidelity® VIP Contrafund® Portfolio	$622,778	$1,709,460

Fidelity® VIP Overseas Portfolio	$98,245	$169,539

Fidelity® VIP Freedom 2020 Portfolio	$19,243	$148,276

Fidelity® VIP Freedom 2030 Portfolio	$23,817	$82,023

Fidelity® VIP Freedom 2015 Portfolio	$178,997	$6,515

Fidelity® VIP Freedom 2025 Portfolio	$60,221	$196,922

Fidelity® VIP Freedom Income Portfolio	$3,742	$72,777

Fidelity® VIP FundsManager 50% Portfolio	$22,631	$1,512

Fidelity® VIP FundsManager 60% Portfolio+	$2,439	$13,425

Fidelity® VIP FundsManager 70% Portfolio	$5,049	$4,540

Fidelity® VIP FundsManager 85% Portfolio+	$2,952	$12,574

Franklin Income VIP Fund	$46,574	$45,282

Hartford Balanced HLS Fund	$85,453,376	$71,866,878

Hartford Total Return Bond HLS Fund	$15,201,600	$34,813,302

Hartford Capital Appreciation HLS Fund	$145,748,100	$115,346,378

Hartford Dividend and Growth HLS Fund	$74,847,077	$74,115,171

Hartford Healthcare HLS Fund	$7,014,098	$3,720,576

Hartford Disciplined Equity HLS Fund	$24,787,542	$46,006,085

Hartford International Opportunities HLS Fund	$26,362,440	$14,561,361

Hartford MidCap HLS Fund	$31,308,257	$23,262,025

Hartford Ultrashort Bond HLS Fund	$7,494,915	$20,154,311

Hartford Small Company HLS Fund	$16,027,309	$9,313,807

Hartford SmallCap Growth HLS Fund	$10,743,167	$6,803,926

Hartford Stock HLS Fund	$57,889,245	$58,961,367

BlackRock S&P 500 Index V.I. Fund	$16,522,517	$20,041,706

BlackRock Large Cap Focus Growth V.I. Fund	$451	$61,157

Morgan Stanley VIF U.S. Real Estate Portfolio	$49,823	$20,200

Invesco V.I. Equity and Income Fund	$23,028	$7,533

Morgan Stanley VIF Discovery Portfolio	$227,527	$204,356

Columbia Variable Portfolio - Dividend Opportunity Fund	$103,845	$620,661

Columbia Variable Portfolio - Income Opportunities Fund	$351,314	$390,844

Columbia Variable Portfolio – Select Mid Cap Growth Fund+	$206,571	$692,619

Invesco V.I. Global Fund	$65,699	$61,416

Putnam VT Small Cap Value Fund	$32,638	$127,239

PIMCO VIT Real Return Portfolio	$169,750	$150,943

Pioneer Fund VCT Portfolio	$1,635,960	$1,203,477

Pioneer Mid Cap Value VCT Portfolio	$57,210	$122,328

PSF PGIM Jennison Focused Blend Portfolio	$4	$34,211

PSF PGIM Jennison Growth Portfolio	$1	$573,056

PSF PGIM Jennison Value Portfolio	$—	$15,094

PSF International Growth Portfolio	$—	$22,712

Royce Capital Fund–Small-Cap Portfolio	$2,241	$32,994

Invesco V.I. Comstock Fund	$61,307	$13,196

Invesco V.I. American Franchise Fund	$330,528	$455,361

Allspring VT Index Asset Allocation Fund	$2,555	$399

Allspring VT International Equity Fund	$175,854	$271,738

Allspring VT Small Cap Growth Fund	$245,420	$179,792

Allspring VT Opportunity Fund	$497,060	$260,817

Columbia Variable Portfolio - Large Cap Growth Fund	$522,907	$2,975,290

Columbia Variable Portfolio - Overseas Core Fund	$422,150	$402,054

CTIVP® - Principal Blue Chip Growth Fund+	$203,497	$1,208,937

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2022 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/ (Decrease)

American Century VP Capital Appreciation Fund	248,969	323,348	(74,379)

AB VPS International Value Portfolio	4,311	5,033	(722)

Invesco V.I. Core Equity Fund	63,627	129,126	(65,499)

Invesco V.I. Government Securities Fund	150,186	104,601	45,585

Invesco V.I. High Yield Fund	276,810	412,241	(135,431)

Invesco V.I. Government Money Market Fund	3,070,055	2,346,696	723,359

AB VPS Growth and Income Portfolio	83,295	233,294	(149,999)

AB VPS Intermediate Bond Portfolio+	9	86,999	(86,990)

American Funds Insurance Series® Growth Fund	10,489	18,039	(7,550)

Calvert VP SRI Balanced Portfolio	64,248	79,318	(15,070)

Columbia Variable Portfolio - Small Company Growth Fund	40,818	123,073	(82,255)

Allspring VT Omega Growth Fund	11,411	51,790	(40,379)

Fidelity® VIP Asset Manager Portfolio	126,130	147,328	(21,198)

Fidelity® VIP Growth Portfolio	533,896	683,874	(149,978)

Fidelity® VIP Contrafund® Portfolio	409,445	537,861	(128,416)

Fidelity® VIP Overseas Portfolio	113,792	138,841	(25,049)

Fidelity® VIP Freedom 2020 Portfolio	—	4,422	(4,422)

Fidelity® VIP Freedom 2030 Portfolio	4,983	6,870	(1,887)

Fidelity® VIP Freedom 2015 Portfolio	5,135	318	4,817

Fidelity® VIP Freedom 2025 Portfolio	13,047	18,691	(5,644)

Fidelity® VIP Freedom Income Portfolio	5,001	9,557	(4,556)

Fidelity® VIP FundsManager 50% Portfolio	—	—	—

Fidelity® VIP FundsManager 60% Portfolio+	487	973	(486)

Fidelity® VIP FundsManager 70% Portfolio	138	276	(138)

Fidelity® VIP FundsManager 85% Portfolio+	204	525	(321)

Franklin Income VIP Fund	11,118	12,872	(1,754)

Hartford Balanced HLS Fund	1,856,219	10,398,316	(8,542,097)

Hartford Total Return Bond HLS Fund	2,881,613	10,883,803	(8,002,190)

Hartford Capital Appreciation HLS Fund	1,986,444	7,992,265	(6,005,821)

Hartford Dividend and Growth HLS Fund	2,318,404	9,873,064	(7,554,660)

Hartford Healthcare HLS Fund	52,357	381,422	(329,065)

Hartford Disciplined Equity HLS Fund	1,650,878	9,187,827	(7,536,949)

Hartford International Opportunities HLS Fund	2,670,954	5,238,299	(2,567,345)

Hartford MidCap HLS Fund	476,572	1,956,590	(1,480,018)

Hartford Ultrashort Bond HLS Fund	6,096,989	14,890,214	(8,793,225)

Hartford Small Company HLS Fund	513,940	1,492,497	(978,557)

Hartford SmallCap Growth HLS Fund	739,795	1,433,243	(693,448)

Hartford Stock HLS Fund	1,890,415	6,035,451	(4,145,036)

BlackRock S&P 500 Index V.I. Fund	1,227,881	1,991,518	(763,637)

BlackRock Large Cap Focus Growth V.I. Fund	118	16,500	(16,382)

Morgan Stanley VIF U.S. Real Estate Portfolio	9,190	10,207	(1,017)

Invesco V.I. Equity and Income Fund	2,336	2,535	(199)

Morgan Stanley VIF Discovery Portfolio	12,325	18,193	(5,868)

Columbia Variable Portfolio - Dividend Opportunity Fund	13,175	33,180	(20,005)

Columbia Variable Portfolio - Income Opportunities Fund	11,113	29,579	(18,466)

Columbia Variable Portfolio – Select Mid Cap Growth Fund+	16,116	33,347	(17,231)

Invesco V.I. Global Fund	13,615	16,022	(2,407)

Putnam VT Small Cap Value Fund	6,471	11,738	(5,267)

PIMCO VIT Real Return Portfolio	22,336	22,792	(456)

Pioneer Fund VCT Portfolio	71,536	341,128	(269,592)

Pioneer Mid Cap Value VCT Portfolio	5,985	11,358	(5,373)

PSF PGIM Jennison Focused Blend Portfolio	1	8,224	(8,223)

PSF PGIM Jennison Growth Portfolio	—	196,453	(196,453)

PSF PGIM Jennison Value Portfolio	—	713	(713)

PSF International Growth Portfolio	—	12,056	(12,056)

Royce Capital Fund–Small-Cap Portfolio	2,889	4,482	(1,593)

Invesco V.I. Comstock Fund	3,596	2,117	1,479

Invesco V.I. American Franchise Fund	2,432	14,705	(12,273)

Allspring VT Index Asset Allocation Fund	—	—	—

Allspring VT International Equity Fund	86,238	194,092	(107,854)

Allspring VT Small Cap Growth Fund	514	4,700	(4,186)

Allspring VT Opportunity Fund	1,044	8,185	(7,141)

Columbia Variable Portfolio - Large Cap Growth Fund	26,477	123,966	(97,489)

Columbia Variable Portfolio - Overseas Core Fund	11,034	27,778	(16,744)

CTIVP® - Principal Blue Chip Growth Fund+	10,428	51,589	(41,161)

+	See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2021 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)

American Century VP Capital Appreciation Fund	239,217	303,802	(64,585)

AB VPS International Value Portfolio	3,883	3,626	257

Invesco V.I. Core Equity Fund	44,519	343,147	(298,628)

Invesco V.I. High Yield Fund	67,328	29,479	37,849

Invesco V.I. Government Money Market Fund	3,124,841	3,217,701	(92,860)

AB VPS Growth and Income Portfolio	48,544	57,038	(8,494)

AB VPS Intermediate Bond Portfolio	6,512	13,189	(6,677)

American Funds Insurance Series® Growth Fund	13,237	8,889	4,348

Calvert VP SRI Balanced Portfolio	78,263	90,856	(12,593)

Columbia Variable Portfolio - Small Company Growth Fund	46,536	209,596	(163,060)

Allspring VT Omega Growth Fund	5,011	286,625	(281,614)

Fidelity® VIP Asset Manager Portfolio	79,775	102,373	(22,598)

Fidelity® VIP Growth Portfolio	408,643	544,242	(135,599)

Fidelity® VIP Contrafund® Portfolio	416,851	511,913	(95,062)

Fidelity® VIP Overseas Portfolio	115,270	154,247	(38,977)

Fidelity® VIP Freedom 2020 Portfolio	10,849	7,820	3,029

Fidelity® VIP Freedom 2030 Portfolio	6,430	1,630	4,800

Fidelity® VIP Freedom 2015 Portfolio	10,163	6,389	3,774

Fidelity® VIP Freedom 2025 Portfolio	5,444	9,905	(4,461)

Fidelity® VIP Freedom Income Portfolio	—	6,684	(6,684)

Fidelity® VIP FundsManager 50% Portfolio	5,531	12,514	(6,983)

Fidelity® VIP FundsManager 60% Portfolio	486	4,840	(4,354)

Fidelity® VIP FundsManager 70% Portfolio	806	905	(99)

Fidelity® VIP FundsManager 85% Portfolio	423	200	223

Franklin Income VIP Fund	22,380	24,780	(2,400)

Hartford Balanced HLS Fund	2,770,278	11,229,297	(8,459,019)

Hartford Total Return Bond HLS Fund	5,420,545	11,488,275	(6,067,730)

Hartford Capital Appreciation HLS Fund	1,438,142	9,700,732	(8,262,590)

Hartford Dividend and Growth HLS Fund	2,692,744	11,415,832	(8,723,088)

Hartford Healthcare HLS Fund	69,991	423,444	(353,453)

Hartford Disciplined Equity HLS Fund	1,302,433	10,361,319	(9,058,886)

Hartford International Opportunities HLS Fund	2,185,734	6,022,379	(3,836,645)

Hartford MidCap HLS Fund	333,363	2,105,172	(1,771,809)

Hartford Ultrashort Bond HLS Fund	8,297,062	14,088,552	(5,791,490)

Hartford Small Company HLS Fund	929,831	2,633,284	(1,703,453)

Hartford SmallCap Growth HLS Fund	818,798	1,898,407	(1,079,609)

Hartford Stock HLS Fund	1,089,082	6,303,635	(5,214,553)

BlackRock S&P 500 Index V.I. Fund	850,301	1,702,741	(852,440)

BlackRock Large Cap Focus Growth V.I. Fund	—	3,037	(3,037)

Morgan Stanley VIF U.S. Real Estate Portfolio	3,952	4,421	(469)

Invesco V.I. Equity and Income Fund	5,292	6,622	(1,330)

Morgan Stanley VIF Discovery Portfolio	8,990	17,216	(8,226)

Columbia Variable Portfolio - Dividend Opportunity Fund	12,188	47,506	(35,318)

Columbia Variable Portfolio - Income Opportunities Fund	13,119	44,103	(30,984)

Columbia Variable Portfolio - Mid Cap Growth Fund	4,619	27,563	(22,944)

Invesco V.I. Global Fund	4,417	6,706	(2,289)

Putnam VT Small Cap Value Fund	24,191	23,070	1,121

PIMCO VIT Real Return Portfolio	19,247	24,693	(5,446)

Pioneer Fund VCT Portfolio	71,039	415,708	(344,669)

Pioneer Mid Cap Value VCT Portfolio	4,114	4,500	(386)

PSF PGIM Jennison Focused Blend Portfolio	5,789	16,920	(11,131)

PSF PGIM Jennison Growth Portfolio	289	24,471	(24,182)

PSF PGIM Jennison Value Portfolio	—	512	(512)

PSF International Growth Portfolio	12,929	13,864	(935)

Invesco V.I. Comstock Fund	4,490	4,859	(369)

Invesco V.I. American Franchise Fund	12,781	18,018	(5,237)

Allspring VT Index Asset Allocation Fund	—	—	—

Allspring VT International Equity Fund	69,411	351,891	(282,480)

Allspring VT Small Cap Growth Fund	2,757	12,960	(10,203)

Allspring VT Opportunity Fund	8,315	9,738	(1,423)

Columbia Variable Portfolio - Large Cap Growth Fund	20,599	109,839	(89,240)

Columbia Variable Portfolio - Overseas Core Fund	25,611	115,164	(89,553)

CTIVP® -Loomis Sayles Growth Fund	17,965	83,640	(65,675)

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2022. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios that had assets during the period reported. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios that had assets during the period reported. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #	Net Assets	Expense Ratio Lowest to Highest*	Investment Income Ratio Lowest to Highest**	Total Return Ratio Lowest to Highest***

American Century VP Capital Appreciation Fund

2022	360,500	$5.521427 to $6.128433	$2,258,855	0.70% to 1.25%	—% to —%	(29.00)% to (28.61)%

2021	434,879	$7.776960 to $8.584606	$3,708,407	0.70% to 1.25%	—% to —%	9.77% to 10.38%

2020	499,464	$7.084488 to $7.777304	$3,844,130	0.70% to 1.25%	—% to —%	40.69% to 41.46%

2019	570,803	$5.035628 to $5.497771	$3,119,191	0.70% to 1.25%	—% to —%	33.88% to 34.62%

2018	693,433	$3.761281 to $4.083955	$2,817,118	0.70% to 1.25%	—% to —%	(6.38)% to (5.86)%

AB VPS International Value Portfolio

2022	6,794	$7.854008 to $7.854008	$53,359	1.25% to 1.25%	4.07% to 4.07%	(14.86)% to (14.86)%

2021	7,517	$9.225312 to $9.225312	$69,338	1.25% to 1.25%	1.74% to 1.74%	9.48% to 9.48%

2020	7,259	$8.426670 to $8.426670	$61,167	1.25% to 1.25%	1.43% to 1.43%	0.94% to 0.94%

2019	16,287	$8.348089 to $8.348089	$135,969	1.25% to 1.25%	0.78% to 0.78%	15.34% to 15.34%

2018	17,873	$7.237883 to $7.237883	$129,363	1.25% to 1.25%	1.08% to 1.08%	(23.94)% to (23.94)%

Invesco V.I. Core Equity Fund

2022	798,723	$1.884883 to $2.260725	$1,770,406	1.25% to 2.10%	0.87% to 0.89%	(22.20)% to (21.54)%

2021	864,222	$2.881196 to $33.503331	$2,432,807	1.25% to 2.35%	—% to 0.61%	24.77% to 26.15%

2020	1,162,850	$2.283879 to $27.342346	$2,632,633	1.25% to 2.20%	1.38% to 1.40%	11.37% to 12.44%

2019	1,319,790	$2.031248 to $24.550001	$2,657,607	1.25% to 2.20%	0.95% to 0.97%	26.16% to 27.36%

2018	1,423,932	$1.594833 to $19.166872	$2,252,588	1.25% to 2.35%	—% to 0.88%	(11.50)% to (10.52)%

Invesco V.I. Government Securities Fund

2022◆	45,585	$9.017886 to $9.082416	$413,424	1.15% to 2.00%	2.07% to 2.18%	(9.82)% to (9.18)%

Invesco V.I. High Yield Fund

2022	529,784	$1.479508 to $1.791401	$913,471	1.25% to 2.15%	4.59% to 5.10%	(11.48)% to (10.68)%

2021	665,215	$1.671360 to $2.005572	$1,259,186	1.25% to 2.15%	4.65% to 4.69%	2.16% to 3.09%

2020	627,366	$1.945541 to $23.097104	$1,157,349	1.25% to 2.35%	—% to 6.00%	0.92% to 2.04%

2019	634,238	$1.906735 to $22.886653	$1,161,123	1.25% to 2.35%	—% to 5.80%	10.87% to 12.10%

2018	675,268	$1.700933 to $20.642136	$1,369,314	1.25% to 2.35%	4.95% to 5.21%	(5.60)% to (4.55)%

Invesco V.I. Government Money Market Fund

2022	5,851,547	$8.253098 to $10.352797	$53,981,298	0.25% to 2.50%	0.58% to 1.22%	(1.25)% to 1.20%

2021	5,128,188	$8.357192 to $10.229794	$47,486,125	0.25% to 2.50%	0.01% to 0.01%	(2.46)% to (0.24)%

2020	5,221,048	$8.568172 to $10.254705	$49,061,716	0.25% to 2.50%	0.22% to 0.31%	(2.26)% to 0.04%

2019	3,741,660	$8.766410 to $10.250184	$35,611,655	0.25% to 2.50%	1.74% to 1.87%	(0.87)% to 1.64%

2018	3,205,090	$8.818306 to $10.084508	$30,288,774	0.25% to 2.55%	0.28% to 1.52%	(1.25)% to 1.30%

AB VPS Growth and Income Portfolio

2022	348,655	$2.851169 to $3.581039	$1,147,379	1.15% to 2.20%	1.07% to 1.11%	(6.50)% to (5.51)%

2021	498,654	$3.049360 to $3.789953	$1,702,139	1.15% to 2.20%	0.61% to 0.64%	25.06% to 26.38%

2020	507,148	$2.438366 to $2.998938	$1,371,732	1.15% to 2.20%	1.33% to 1.36%	0.24% to 1.30%

2019	571,574	$2.432447 to $2.960406	$1,511,378	1.15% to 2.20%	0.99% to 1.03%	20.92% to 22.20%

2018	446,369	$2.011549 to $2.422606	$1,001,531	1.15% to 2.20%	0.20% to 0.75%	(7.89)% to (6.92)%

AB VPS Intermediate Bond Portfolio+

2022◆	—	$12.094006 to $13.677207	$—	1.15% to 2.00%	—% to —%	(5.44)% to (4.89)%

2021	86,990	$12.789996 to $14.380643	$1,220,612	1.15% to 2.00%	1.29% to 1.53%	(3.59)% to (2.76)%

2020	93,667	$13.265850 to $14.789414	$1,345,319	1.15% to 2.00%	3.17% to 3.21%	3.55% to 4.44%

2019	98,110	$12.810738 to $14.161197	$1,347,082	1.15% to 2.00%	2.67% to 2.71%	5.86% to 6.76%

2018	109,572	$12.101972 to $13.264496	$1,412,695	1.15% to 2.00%	0.96% to 0.98%	(2.97)% to (2.14)%

American Funds Insurance Series® Growth Fund

2022	9,838	$36.237092 to $36.237092	$356,517	1.25% to 1.25%	0.26% to 0.26%	(30.81)% to (30.81)%

2021	17,388	$52.370713 to $52.370713	$910,626	1.25% to 1.25%	0.22% to 0.22%	20.47% to 20.47%

2020	13,040	$43.470381 to $43.470381	$566,860	1.25% to 1.25%	0.31% to 0.31%	50.19% to 50.19%

2019	11,123	$28.943038 to $28.943038	$321,937	1.25% to 1.25%	0.71% to 0.71%	29.15% to 29.15%

2018	19,150	$22.410517 to $22.410517	$429,159	1.25% to 1.25%	0.42% to 0.42%	(1.49)% to (1.49)%

Calvert VP SRI Balanced Portfolio

2022	132,139	$6.395982 to $7.320321	$865,341	0.70% to 1.25%	1.19% to 1.19%	(16.50)% to (16.00)%

2021	147,210	$7.656437 to $29.900767	$1,151,326	0.50% to 1.25%	—% to 1.18%	13.69% to 14.54%

2020	159,802	$6.734610 to $26.104312	$1,100,820	0.50% to 1.25%	—% to 1.54%	13.83% to 291.91%

2019	163,769	$5.916500 to $6.660830	$989,419	0.70% to 1.25%	1.43% to 1.57%	22.86% to 23.54%

2018	180,657	$4.815665 to $5.391761	$885,621	0.70% to 1.25%	1.78% to 1.80%	(3.88)% to (3.35)%

Columbia Variable Portfolio - Small Company Growth Fund

2022	816,255	$3.578845 to $37.868425	$2,731,758	1.25% to 2.50%	—% to —%	(37.36)% to (36.57)%

2021	898,510	$5.641790 to $60.449547	$4,795,141	1.25% to 2.50%	—% to —%	(5.30)% to (4.11)%

2020	1,061,570	$5.883402 to $63.830696	$6,648,935	1.25% to 2.50%	—% to —%	66.91% to 69.00%

2019	1,282,522	$3.481257 to $38.243556	$4,798,052	1.25% to 2.50%	—% to —%	37.23% to 38.95%

2018	1,421,955	$2.505370 to $27.868464	$3,387,008	1.25% to 2.50%	—% to —%	(4.18)% to (2.97)%

Allspring VT Omega Growth Fund

2022	676,494	$3.315676 to $42.816554	$1,756,145	1.15% to 2.50%	—% to —%	(38.60)% to (37.77)%

2021	716,873	$5.327777 to $69.737046	$3,004,485	1.15% to 2.50%	—% to —%	12.43% to 13.95%

2020	998,487	$4.675376 to $62.028484	$3,730,856	1.15% to 2.50%	—% to —%	39.87% to 41.77%

2019	1,019,602	$3.297851 to $44.346970	$2,712,957	1.15% to 2.50%	—% to —%	34.01% to 35.83%

2018	1,245,199	$2.428003 to $33.093002	$2,435,097	1.15% to 2.50%	—% to —%	(1.96)% to (0.63)%

Fidelity® VIP Asset Manager Portfolio

2022	185,888	$3.695901 to $4.230051	$723,343	0.70% to 1.25%	1.98% to 1.98%	(15.99)% to (15.53)%

2021	207,086	$4.399403 to $5.007650	$985,851	0.70% to 1.25%	1.54% to 1.59%	8.55% to 9.15%

2020	229,684	$4.052719 to $4.587746	$980,427	0.70% to 1.25%	1.41% to 1.45%	13.44% to 14.07%

2019	261,623	$3.572443 to $4.021894	$996,234	0.70% to 1.25%	1.78% to 1.82%	16.78% to 17.42%

2018	282,003	$3.059106 to $3.425102	$913,490	0.70% to 1.25%	1.50% to 1.67%	(6.53)% to (6.01)%

Fidelity® VIP Growth Portfolio

2022	727,276	$8.078376 to $9.244893	$6,204,730	0.70% to 1.25%	0.63% to 0.63%	(25.39)% to (24.98)%

2021	877,254	$10.828016 to $12.323662	$10,068,797	0.70% to 1.25%	—% to —%	21.68% to 22.36%

2020	1,012,853	$8.898417 to $10.072010	$9,458,841	0.70% to 1.25%	0.07% to 0.08%	42.11% to 42.89%

2019	1,100,229	$6.261781 to $7.048797	$7,239,719	0.70% to 1.25%	0.26% to 0.26%	32.65% to 33.38%

2018	1,320,302	$4.720681 to $5.284877	$6,483,925	0.70% to 1.25%	0.24% to 0.25%	(1.42)% to (0.87)%

Fidelity® VIP Contrafund® Portfolio

2022	685,191	$9.882287 to $11.309614	$7,187,748	0.70% to 1.25%	0.49% to 0.49%	(27.23)% to (26.83)%

2021	813,607	$13.579629 to $15.455820	$11,597,059	0.70% to 1.25%	0.06% to 0.06%	26.25% to 26.94%

2020	908,669	$10.756339 to $12.175354	$10,336,550	0.70% to 1.25%	0.24% to 0.25%	28.95% to 29.66%

2019	1,047,818	$8.341777 to $9.390500	$9,323,809	0.70% to 1.25%	0.46% to 0.47%	29.94% to 30.66%

2018	1,253,109	$6.419516 to $7.186941	$8,483,479	0.70% to 1.25%	0.67% to 0.71%	(7.55)% to (7.03)%

Fidelity® VIP Overseas Portfolio

2022	177,563	$2.867384 to $3.282021	$594,867	0.70% to 1.25%	1.02% to 1.02%	(25.42)% to (25.01)%

2021	202,612	$3.844780 to $4.376645	$891,517	0.70% to 1.25%	0.53% to 0.54%	18.21% to 18.86%

2020	241,589	$3.252429 to $3.682058	$887,280	0.70% to 1.25%	0.43% to 0.44%	14.18% to 14.81%

2019	282,437	$2.848563 to $3.207144	$910,301	0.70% to 1.25%	1.67% to 1.74%	26.18% to 26.87%

2018	329,967	$2.257556 to $2.527805	$827,311	0.70% to 1.25%	1.53% to 1.55%	(15.87)% to (15.41)%

Fidelity® VIP Freedom 2020 Portfolio

2022	5,341	$28.053983 to $28.053983	$149,836	1.25% to 1.25%	1.81% to 1.81%	(17.01)% to (17.01)%

2021	9,763	$33.804293 to $33.804293	$330,032	1.25% to 1.25%	1.12% to 1.12%	7.91% to 7.91%

2020	6,734	$31.327415 to $31.327415	$210,948	1.25% to 1.25%	0.61% to 0.61%	13.30% to 13.30%

2019	19,871	$27.650888 to $27.650888	$549,454	1.25% to 1.25%	1.69% to 1.69%	18.39% to 18.39%

2018	24,139	$23.355805 to $23.355805	$563,792	1.25% to 1.25%	1.20% to 1.20%	(7.25)% to (7.25)%

Fidelity® VIP Freedom 2030 Portfolio

2022	6,201	$34.145559 to $34.145559	$211,724	1.25% to 1.25%	1.71% to 1.71%	(18.11)% to (18.11)%

2021	8,088	$41.699217 to $41.699217	$337,266	1.25% to 1.25%	1.06% to 1.06%	10.68% to 10.68%

2020	3,288	$37.676011 to $37.676011	$123,866	1.25% to 1.25%	1.00% to 1.00%	15.19% to 15.19%

2019	3,223	$32.706439 to $32.706439	$105,415	1.25% to 1.25%	1.69% to 1.69%	22.57% to 22.57%

2018	4,043	$26.683779 to $26.683779	$107,887	1.25% to 1.25%	1.15% to 1.15%	(9.20)% to (9.20)%

Fidelity® VIP Freedom 2015 Portfolio

2022	11,411	$24.891168 to $24.891168	$284,024	1.25% to 1.25%	1.94% to 1.94%	(15.85)% to (15.85)%

2021	6,594	$29.577914 to $29.577914	$195,036	1.25% to 1.25%	1.21% to 1.21%	6.06% to 6.06%

2020	2,820	$27.888192 to $27.888192	$78,655	1.25% to 1.25%	0.96% to 0.96%	12.15% to 12.15%

2019	5,840	$24.865841 to $24.865841	$145,224	1.25% to 1.25%	1.80% to 1.80%	16.51% to 16.51%

2018	6,735	$21.342607 to $21.342607	$143,741	1.25% to 1.25%	1.39% to 1.39%	(6.46)% to (6.46)%

Fidelity® VIP Freedom 2025 Portfolio

2022	11,705	$30.982548 to $30.982548	$362,641	1.25% to 1.25%	1.56% to 1.56%	(17.67)% to (17.67)%

2021	17,349	$37.633270 to $37.633270	$652,899	1.25% to 1.25%	0.72% to 0.72%	9.18% to 9.18%

2020	21,810	$34.470217 to $34.470217	$751,797	1.25% to 1.25%	1.14% to 1.14%	14.24% to 14.24%

2019	17,675	$30.173393 to $30.173393	$533,305	1.25% to 1.25%	1.70% to 1.70%	20.00% to 20.00%

2018	19,392	$25.143777 to $25.143777	$487,594	1.25% to 1.25%	1.40% to 1.40%	(7.94)% to (7.94)%

Fidelity® VIP Freedom Income Portfolio

2022	445	$15.629729 to $15.629729	$6,953	1.25% to 1.25%	2.23% to 2.23%	(13.35)% to (13.35)%

2021	5,001	$18.037397 to $18.037397	$90,208	1.25% to 1.25%	0.46% to 0.46%	1.75% to 1.75%

2020	11,685	$17.727614 to $17.727614	$207,152	1.25% to 1.25%	1.35% to 1.35%	8.92% to 8.92%

2019	822	$16.276430 to $16.276430	$13,377	1.25% to 1.25%	1.88% to 1.88%	10.25% to 10.25%

2018	823	$14.763506 to $14.763506	$12,152	1.25% to 1.25%	1.50% to 1.50%	(3.49)% to (3.49)%

Fidelity® VIP FundsManager 50% Portfolio

2022	4,960	$23.355073 to $23.355073	$115,831	1.25% to 1.25%	1.90% to 1.90%	(15.10)% to (15.10)%

2021	4,960	$27.509751 to $27.509751	$136,449	1.25% to 1.25%	0.87% to 0.87%	8.51% to 8.51%

2020	11,943	$25.352072 to $25.352072	$302,786	1.25% to 1.25%	1.86% to 1.86%	12.47% to 12.47%

2019◆	5,640	$22.540507 to $22.540507	$127,121	1.25% to 1.25%	1.30% to 1.30%	4.42% to 4.42%

Fidelity® VIP FundsManager 60% Portfolio+

2022◆	—	$27.174601 to $27.174601	$—	1.25% to 1.25%	0.55% to 0.55%	(16.30)% to (16.30)%

2021	487	$32.467727 to $32.467727	$15,778	1.25% to 1.25%	0.54% to 0.54%	10.81% to 10.81%

2020	4,840	$29.299418 to $29.299418	$141,818	1.25% to 1.25%	0.93% to 0.93%	13.49% to 13.49%

2019	4,841	$25.816127 to $25.816127	$124,979	1.25% to 1.25%	2.21% to 2.21%	18.76% to 18.76%

2018◆	765	$21.738706 to $21.738706	$16,640	1.25% to 1.25%	—% to —%	(7.68)% to (7.68)%

Fidelity® VIP FundsManager 70% Portfolio

2022	668	$30.503598 to $30.503598	$20,366	1.25% to 1.25%	1.40% to 1.40%	(16.84)% to (16.84)%

2021	806	$36.680084 to $36.680084	$29,561	1.25% to 1.25%	0.77% to 0.77%	13.02% to 13.02%

2020	905	$32.455662 to $32.455662	$29,367	1.25% to 1.25%	0.80% to 0.80%	14.50% to 14.50%

2019	1,772	$28.345062 to $28.345062	$50,219	1.25% to 1.25%	1.22% to 1.22%	20.97% to 20.97%

2018	1,767	$23.431129 to $23.431129	$41,405	1.25% to 1.25%	1.07% to 1.07%	(8.83)% to (8.83)%

Fidelity® VIP FundsManager 85% Portfolio+

2022◆	—	$36.723086 to $36.723086	$—	1.25% to 1.25%	0.31% to 0.31%	(18.22)% to (18.22)%

2021	321	$44.904297 to $44.904297	$14,414	1.25% to 1.25%	1.05% to 1.05%	16.18% to 16.18%

2020	98	$38.650275 to $38.650275	$3,796	1.25% to 1.25%	0.83% to 0.83%	15.81% to 15.81%

2019	44	$33.373050 to $33.373050	$1,458	1.25% to 1.25%	1.11% to 1.11%	24.57% to 24.57%

2018	35	$26.790199 to $26.790199	$953	1.25% to 1.25%	0.33% to 0.33%	(10.22)% to (10.22)%

Franklin Income VIP Fund

2022	30,861	$20.331297 to $20.331297	$627,448	1.25% to 1.25%	4.85% to 4.85%	(6.65)% to (6.65)%

2021	32,615	$21.778648 to $21.778648	$710,334	1.25% to 1.25%	4.77% to 4.77%	15.30% to 15.30%

2020	35,015	$18.887870 to $18.887870	$661,368	1.25% to 1.25%	5.87% to 5.87%	(0.56)% to (0.56)%

2019	43,783	$18.993690 to $18.993690	$831,608	1.25% to 1.25%	5.20% to 5.20%	14.62% to 14.62%

2018	46,365	$16.571425 to $16.571425	$768,337	1.25% to 1.25%	4.89% to 4.89%	(5.50)% to (5.50)%

Hartford Balanced HLS Fund

2022	74,760,948	$25.593781 to $26.553152	$524,178,095	0.15% to 2.55%	1.80% to 1.84%	(15.61)% to (13.55)%

2021	83,303,045	$29.606797 to $31.463773	$681,449,661	0.15% to 2.55%	1.01% to 1.03%	16.63% to 19.46%

2020	91,762,064	$24.782960 to $26.976803	$634,789,244	0.15% to 2.55%	1.65% to 1.77%	8.81% to 11.45%

2019	102,870,312	$22.237105 to $24.793523	$648,929,045	0.15% to 2.55%	1.82% to 1.90%	19.71% to 22.61%

2018	117,177,666	$18.136027 to $20.712015	$609,728,899	0.15% to 2.55%	1.93% to 1.96%	(7.63)% to (5.38)%

Hartford Total Return Bond HLS Fund

2022	61,312,466	$11.435001 to $11.724029	$178,712,080	0.15% to 2.55%	1.87% to 3.04%	(16.57)% to (14.34)%

2021	69,314,656	$13.686833 to $13.705925	$239,708,169	0.15% to 2.55%	2.20% to 2.42%	(3.67)% to (1.09)%

2020	75,382,386	$13.838237 to $14.228234	$268,751,953	0.15% to 2.55%	3.14% to 3.83%	5.97% to 8.86%

2019	67,990,758	$12.711543 to $13.426648	$225,368,061	0.15% to 2.55%	3.68% to 3.93%	7.54% to 10.49%

2018	75,874,074	$11.505200 to $12.485139	$229,833,956	0.15% to 2.55%	3.89% to 4.02%	(3.41)% to (0.96)%

Hartford Capital Appreciation HLS Fund

2022	58,707,094	$36.558029 to $86.338894	$916,854,151	0.15% to 2.55%	0.90% to 0.95%	(17.43)% to (15.43)%

2021	64,712,915	$44.277231 to $102.085663	$1,207,713,264	0.15% to 2.55%	0.42% to 0.49%	11.87% to 14.59%

2020	72,975,505	$39.578343 to $89.088282	$1,185,428,242	0.15% to 2.55%	0.95% to 0.99%	18.85% to 21.73%

2019	82,713,393	$33.302162 to $73.183856	$1,105,575,254	0.15% to 2.55%	1.14% to 1.14%	27.98% to 31.08%

2018	95,382,373	$26.022134 to $55.829786	$980,310,611	0.15% to 2.55%	0.87% to 0.92%	(9.30)% to (7.10)%

Hartford Dividend and Growth HLS Fund

2022	65,830,847	$16.025328 to $37.129860	$502,573,275	0.25% to 2.55%	1.69% to 1.76%	(11.23)% to (9.16)%

2021	73,385,507	$17.641599 to $41.826671	$620,975,641	0.25% to 2.55%	1.29% to 1.30%	28.68% to 31.67%

2020	82,108,595	$13.398675 to $32.505565	$532,428,147	0.25% to 2.55%	2.30% to 3.35%	5.06% to 7.50%

2019	82,424,398	$12.463895 to $30.941438	$508,097,172	0.25% to 2.55%	1.82% to 1.87%	25.37% to 28.28%

2018	94,674,319	$9.715930 to $24.680655	$461,783,422	0.25% to 2.55%	1.88% to 1.93%	(7.70)% to (5.56)%

Hartford Healthcare HLS Fund

2022	3,148,475	$11.564059 to $49.050503	$28,223,419	0.25% to 2.55%	— % to —%	(13.70)% to (11.46)%

2021	3,477,540	$13.060600 to $56.839193	$35,604,821	0.25% to 2.55%	—% to 0.22%	6.99% to 9.74%

2020	3,830,993	$11.901594 to $53.123447	$36,104,500	0.25% to 2.55%	0.30% to 0.51%	19.70% to 22.79%

2019	4,324,664	$9.692509 to $44.382154	$33,562,772	0.25% to 2.55%	— % to —%	30.32% to 33.62%

2018	4,973,863	$7.254001 to $34.057047	$29,220,634	0.25% to 2.55%	—% to 0.10%	(5.41)% to (2.91)%

Hartford Disciplined Equity HLS Fund

2022	57,498,562	$5.933987 to $41.175100	$256,020,386	0.25% to 2.55%	0.78% to 1.05%	(21.24)% to (19.16)%

2021	65,035,511	$7.340448 to $52.276870	$362,184,134	0.25% to 2.55%	0.32% to 0.57%	22.06% to 25.20%

2020	74,094,397	$5.862820 to $42.830212	$334,313,994	0.25% to 2.55%	0.57% to 0.64%	14.82% to 17.75%

2019	19,921,043	$4.979188 to $37.303401	$76,548,019	0.25% to 2.55%	0.61% to 0.93%	30.39% to 33.79%

2018	22,818,303	$3.721739 to $29.337062	$66,331,589	0.25% to 2.55%	—% to 0.76%	(4.46)% to (2.24)%

Hartford International Opportunities HLS Fund

2022	36,957,811	$5.777612 to $18.821726	$108,608,622	0.15% to 2.55%	1.37% to 1.59%	(20.38)% to (18.27)%

2021	39,525,156	$7.068910 to $23.639932	$144,807,749	0.15% to 2.55%	0.73% to 1.17%	4.87% to 7.66%

2020	43,361,801	$6.566190 to $22.543185	$150,089,434	0.15% to 2.55%	1.65% to 1.96%	17.06% to 20.27%

2019	49,063,585	$5.459618 to $19.257297	$143,068,695	0.15% to 2.55%	1.56% to 1.89%	22.97% to 26.24%

2018	55,656,979	$4.324910 to $15.660371	$130,342,379	0.15% to 2.55%	1.85% to 1.93%	(21.00)% to (18.87)%

Hartford MidCap HLS Fund

2022	15,357,902	$9.433070 to $16.138764	$165,986,736	0.25% to 2.55%	0.90% to 0.92%	(26.21)% to (24.49)%

2021	16,837,920	$12.783927 to $21.373323	$244,781,689	0.25% to 2.55%	— % to —%	7.14% to 9.63%

2020	18,609,729	$11.931942 to $19.495311	$248,111,081	0.25% to 2.55%	0.05% to 0.11%	19.32% to 24.79%

2019	12,236,283	$7.537461 to $15.622200	$146,104,792	0.25% to 2.35%	0.11% to 0.18%	29.78% to 32.53%

2018	14,017,823	$5.807886 to $11.787372	$127,650,670	0.25% to 2.35%	0.03% to 0.03%	(9.60)% to (7.68)%

Hartford Ultrashort Bond HLS Fund

2022	61,359,827	$4.247851 to $7.539933	$87,301,696	0.15% to 2.55%	0.23% to 0.23%	(2.69)% to (0.32)%

2021	70,153,052	$4.261505 to $7.748045	$100,416,846	0.15% to 2.55%	0.70% to 0.70%	(2.70)% to (0.34)%

2020	75,944,542	$4.275973 to $7.963025	$111,121,609	0.15% to 2.55%	1.86% to 2.39%	(1.12)% to 1.29%

2019	30,707,562	$4.221706 to $8.052882	$47,152,472	0.15% to 2.55%	1.89% to 1.90%	0.22% to 2.66%

2018	34,565,511	$4.112345 to $8.034853	$52,502,395	0.15% to 2.55%	1.12% to 1.15%	(0.99)% to 1.41%

Hartford Small Company HLS Fund

2022	11,104,355	$8.745054 to $33.186932	$60,473,744	0.25% to 2.55%	— % to —%	(32.81)% to (31.11)%

2021	12,082,912	$12.693997 to $49.395077	$96,723,842	0.25% to 2.55%	—% to —%	(1.25)% to 1.31%

2020	13,786,365	$12.530186 to $50.019901	$109,637,276	0.25% to 2.55%	—% to —%	51.13% to 55.13%

2019	15,160,176	$8.077288 to $33.096769	$78,991,886	0.25% to 2.55%	—% to —%	33.33% to 36.66%

2018	17,512,015	$5.910708 to $24.822863	$66,331,938	0.25% to 2.55%	—% to —%	(6.92)% to (4.47)%

Hartford SmallCap Growth HLS Fund

2022	9,458,765	$4.749399 to $38.710059	$38,171,561	0.25% to 2.55%	—% to —%	(30.44)% to (28.64)%

2021	10,152,214	$6.655218 to $55.651157	$58,075,459	0.25% to 2.55%	—% to —%	1.14% to 3.76%

2020	11,231,822	$6.414153 to $55.021654	$62,478,862	0.25% to 2.55%	—% to —%	29.55% to 32.86%

2019	13,021,186	$4.827611 to $42.470714	$55,357,023	0.25% to 2.55%	—% to —%	32.04% to 35.48%

2018	14,453,585	$3.563459 to $32.165805	$46,113,877	0.25% to 2.55%	—% to —%	(14.11)% to (11.92)%

Hartford Stock HLS Fund

2022	36,916,846	$43.485346 to $67.095639	$437,735,568	0.15% to 2.55%	1.34% to 1.62%	(7.75)% to (5.28)%

2021	41,061,882	$47.140671 to $70.835071	$517,897,216	0.15% to 2.55%	0.95% to 1.21%	21.53% to 24.79%

2020	46,276,435	$38.789748 to $56.762117	$469,283,432	0.15% to 2.55%	1.40% to 1.68%	8.98% to 11.91%

2019	51,475,865	$35.594539 to $50.721581	$474,826,616	0.15% to 2.55%	1.37% to 1.67%	27.59% to 31.02%

2018	59,106,202	$27.896597 to $38.711729	$420,462,448	0.15% to 2.55%	1.55% to 1.61%	(2.89)% to (0.29)%

BlackRock S&P 500 Index V.I. Fund

2022	11,122,227	$13.270899 to $15.186040	$154,524,761	0.15% to 2.55%	1.24% to 1.50%	(20.48)% to (18.35)%

2021	11,885,863	$16.688246 to $18.599412	$204,564,026	0.15% to 2.55%	1.03% to 1.33%	25.01% to 28.34%

2020	12,738,303	$13.349933 to $14.492048	$172,819,103	0.15% to 2.55%	1.60% to 1.81%	14.96% to 20.40%

2019	13,632,410	$11.613078 to $11.801894	$158,499,136	0.25% to 2.55%	1.76% to 2.19%	27.67% to 31.02%

2018◆	15,176,901	$9.008034 to $9.279576	$136,165,542	0.25% to 2.55%	—% to 1.04%	(9.92)% to —%

BlackRock Large Cap Focus Growth V.I. Fund

2022	489	$2.906390 to $3.042178	$1,421	1.25% to 2.00%	—% to —%	(39.34)% to (38.88)%

2021	16,871	$4.755026 to $5.014776	$84,507	1.25% to 2.00%	—% to —%	15.75% to 16.62%

2020	19,908	$4.077333 to $4.332432	$86,143	1.25% to 2.00%	—% to —%	40.90% to 41.96%

2019	532	$2.872208 to $3.074858	$1,529	1.25% to 2.00%	—% to —%	30.07% to 31.05%

2018	11,835	$2.191656 to $2.363946	$27,882	1.25% to 2.00%	—% to —%	0.97% to 1.73%

Morgan Stanley VIF U.S. Real Estate Portfolio

2022	11,524	$14.585385 to $14.585385	$168,084	1.25% to 1.25%	0.97% to 0.97%	(28.12)% to (28.12)%

2021	12,541	$20.291179 to $20.291179	$254,457	1.25% to 1.25%	1.86% to 1.86%	37.71% to 37.71%

2020	13,010	$14.735181 to $14.735181	$191,704	1.25% to 1.25%	2.50% to 2.50%	(18.13)% to (18.13)%

2019	13,857	$17.998228 to $17.998228	$249,410	1.25% to 1.25%	1.59% to 1.59%	17.20% to 17.20%

2018	14,206	$15.356713 to $15.356713	$218,169	1.25% to 1.25%	2.32% to 2.32%	(9.12)% to (9.12)%

Invesco V.I. Equity and Income Fund

2022	6,069	$23.855211 to $23.855211	$144,767	1.25% to 1.25%	1.48% to 1.48%	(8.86)% to (8.86)%

2021	6,268	$26.173735 to $26.173735	$164,054	1.25% to 1.25%	1.65% to 1.65%	16.88% to 16.88%

2020	7,598	$22.393466 to $22.393466	$170,147	1.25% to 1.25%	2.13% to 2.13%	8.29% to 8.29%

2019	8,764	$20.679532 to $20.679532	$181,239	1.25% to 1.25%	2.25% to 2.25%	18.52% to 18.52%

2018	11,472	$17.448335 to $17.448335	$200,164	1.25% to 1.25%	1.88% to 1.88%	(10.86)% to (10.86)%

Morgan Stanley VIF Discovery Portfolio

2022	8,919	$23.725388 to $23.725388	$211,598	1.25% to 1.25%	—% to —%	(63.43)% to (63.43)%

2021	14,787	$64.874039 to $64.874039	$959,293	1.25% to 1.25%	—% to —%	(12.30)% to (12.30)%

2020	23,013	$73.972240 to $73.972240	$1,702,311	1.25% to 1.25%	—% to —%	148.92% to 148.92%

2019	18,904	$29.717305 to $29.717305	$561,771	1.25% to 1.25%	—% to —%	38.23% to 38.23%

2018	24,546	$21.498861 to $21.498861	$527,715	1.25% to 1.25%	—% to —%	9.15% to 9.15%

Columbia Variable Portfolio - Dividend Opportunity Fund

2022	252,029	$19.384722 to $22.427906	$5,438,031	1.25% to 2.50%	—% to —%	(3.55)% to (2.34)%

2021	272,034	$20.099028 to $22.965463	$6,023,358	1.25% to 2.50%	—% to —%	23.05% to 24.60%

2020	307,352	$16.334249 to $18.432083	$5,476,797	1.25% to 2.50%	—% to —%	(1.35)% to (0.11)%

2019	332,045	$16.557396 to $18.451853	$5,949,822	1.25% to 2.50%	—% to —%	21.01% to 22.53%

2018	382,831	$13.682920 to $15.059304	$5,599,466	1.25% to 2.50%	—% to —%	(8.06)% to (6.90)%

Columbia Variable Portfolio - Income Opportunities Fund

2022	202,768	$11.081599 to $12.400810	$2,432,791	1.25% to 2.40%	5.07% to 5.31%	(12.15)% to (11.13)%

2021	221,234	$12.613899 to $13.953983	$2,994,600	1.25% to 2.40%	9.25% to 9.35%	2.02% to 3.20%

2020	252,218	$12.364228 to $13.521422	$3,323,024	1.25% to 2.40%	4.77% to 4.98%	3.39% to 4.58%

2019	274,044	$11.959297 to $12.929064	$3,459,988	1.25% to 2.40%	5.03% to 5.11%	13.71% to 15.02%

2018	311,799	$10.517652 to $11.240573	$3,434,857	1.25% to 2.40%	4.99% to 5.04%	(6.04)% to (4.95)%

Columbia Variable Portfolio – Select Mid Cap Growth Fund+

2022	180,559	$19.205112 to $21.703393	$3,773,086	1.25% to 2.50%	—% to —%	(32.55)% to (31.70)%

2021	197,790	$28.471480 to $31.774387	$6,076,887	1.25% to 2.50%	—% to —%	13.69% to 15.12%

2020	220,734	$25.042747 to $27.600635	$5,911,717	1.25% to 2.50%	—% to —%	32.08% to 33.74%

2019	281,423	$18.960232 to $20.637430	$5,620,918	1.25% to 2.50%	—% to —%	31.84% to 33.50%

2018	296,629	$14.380972 to $15.458695	$4,480,381	1.25% to 2.50%	—% to —%	(7.12)% to (5.95)%

Invesco V.I. Global Fund

2022	15,022	$20.798978 to $20.798978	$312,449	1.25% to 1.25%	—% to —%	(32.78)% to (32.78)%

2021	17,429	$30.942419 to $30.942419	$539,298	1.25% to 1.25%	—% to —%	13.74% to 13.74%

2020	19,718	$27.204456 to $27.204456	$536,413	1.25% to 1.25%	0.37% to 0.37%	25.76% to 25.76%

2019	26,539	$21.632816 to $21.632816	$574,126	1.25% to 1.25%	0.63% to 0.63%	29.82% to 29.82%

2018	33,823	$16.663543 to $16.663543	$563,609	1.25% to 1.25%	0.77% to 0.77%	(14.48)% to (14.48)%

Putnam VT Small Cap Value Fund

2022	4,000	$20.348584 to $20.348584	$81,402	1.25% to 1.25%	0.18% to 0.18%	(14.06)% to (14.06)%

2021	9,267	$23.677722 to $23.677722	$219,421	1.25% to 1.25%	1.20% to 1.20%	38.17% to 38.17%

2020	8,146	$17.137155 to $17.137155	$139,603	1.25% to 1.25%	0.91% to 0.91%	2.67% to 2.67%

2019	8,175	$16.691256 to $16.691256	$136,448	1.25% to 1.25%	0.63% to 0.63%	22.70% to 22.70%

2018	11,617	$13.603576 to $13.603576	$158,029	1.25% to 1.25%	0.45% to 0.45%	(20.93)% to (20.93)%

PIMCO VIT Real Return Portfolio

2022	26,158	$14.706304 to $14.706304	$384,667	1.25% to 1.25%	7.03% to 7.03%	(13.00)% to (13.00)%

2021	26,614	$16.904037 to $16.904037	$449,853	1.25% to 1.25%	4.95% to 4.95%	4.30% to 4.30%

2020	32,060	$16.207616 to $16.207616	$519,604	1.25% to 1.25%	1.42% to 1.42%	10.33% to 10.33%

2019	29,400	$14.690072 to $14.690072	$431,867	1.25% to 1.25%	1.64% to 1.64%	7.10% to 7.10%

2018	30,224	$13.716400 to $13.716400	$414,548	1.25% to 1.25%	2.50% to 2.50%	(3.43)% to (3.43)%

Pioneer Fund VCT Portfolio

2022	2,568,578	$2.692944 to $3.255864	$7,881,707	1.15% to 2.25%	—% to 0.40%	(21.47)% to (20.60)%

2021	2,838,170	$4.100453 to $44.544633	$11,001,130	1.15% to 2.45%	—% to 0.09%	24.56% to 26.19%

2020	3,182,839	$2.747471 to $3.249455	$9,802,705	1.15% to 2.25%	0.50% to 0.50%	21.20% to 22.54%

2019	3,412,127	$2.266865 to $2.651725	$8,580,074	1.15% to 2.25%	0.70% to 0.75%	28.12% to 29.53%

2018	4,000,006	$1.769384 to $2.047160	$7,804,125	1.15% to 2.25%	0.79% to 0.79%	(3.93)% to (2.86)%

Pioneer Mid Cap Value VCT Portfolio

2022	2,860	$22.537655 to $22.537655	$64,450	1.25% to 1.25%	1.45% to 1.45%	(7.05)% to (7.05)%

2021	8,233	$24.247878 to $24.247878	$199,635	1.25% to 1.25%	0.72% to 0.72%	27.77% to 27.77%

2020	8,619	$18.978198 to $18.978198	$163,569	1.25% to 1.25%	1.03% to 1.03%	0.61% to 0.61%

2019	10,093	$18.863926 to $18.863926	$190,402	1.25% to 1.25%	1.05% to 1.05%	26.49% to 26.49%

2018	10,282	$14.912987 to $14.912987	$153,337	1.25% to 1.25%	0.45% to 0.45%	(20.50)% to (20.50)%

PSF PGIM Jennison Focused Blend Portfolio

2022	18,721	$3.279233 to $3.623884	$62,864	1.25% to 1.80%	—% to —%	(27.36)% to (26.96)%

2021	26,944	$4.514370 to $4.961425	$126,791	1.25% to 1.80%	—% to —%	14.27% to 14.90%

2020	38,075	$3.950572 to $4.318004	$153,822	1.25% to 1.80%	—% to —%	28.09% to 28.79%

2019	37,559	$3.084293 to $3.352679	$118,301	1.25% to 1.80%	—% to —%	26.11% to 26.81%

2018	41,347	$2.445694 to $2.643934	$103,408	1.25% to 1.80%	—% to —%	(7.41)% to (6.90)%

PSF PGIM Jennison Growth Portfolio

2022	196,254	$2.294804 to $2.903041	$451,283	1.25% to 1.80%	—% to —%	(38.96)% to (38.62)%

2021	392,707	$3.738839 to $4.755977	$1,453,845	1.25% to 1.80%	—% to —%	13.50% to 14.12%

2020	416,889	$3.276225 to $4.190467	$1,356,000	1.25% to 1.80%	—% to —%	52.80% to 53.64%

2019	402,687	$2.132436 to $2.742528	$855,562	1.25% to 1.80%	—% to —%	30.46% to 31.17%

2018	400,661	$1.625650 to $2.102260	$648,773	1.25% to 1.80%	—% to —%	(2.94)% to (2.41)%

PSF PGIM Jennison Value Portfolio

2022	52,611	$2.742021 to $30.359666	$247,484	1.25% to 2.20%	—% to —%	(10.25)% to (9.39)%

2021	53,324	$3.026328 to $33.827461	$285,835	1.25% to 2.20%	—% to —%	24.52% to 25.70%

2020	53,836	$2.407523 to $27.167299	$236,876	1.25% to 2.20%	—% to —%	0.90% to 1.87%

2019	55,505	$2.363377 to $26.923665	$246,438	1.25% to 2.20%	—% to —%	22.85% to 24.02%

2018	58,600	$1.905625 to $21.915836	$213,074	1.25% to 2.20%	—% to —%	(12.19)% to (11.35)%

PSF International Growth Portfolio

2022	22,369	$1.478716 to $1.665844	$35,554	1.25% to 1.80%	—% to —%	(30.42)% to (30.04)%

2021	34,425	$2.125295 to $2.381081	$79,634	1.25% to 1.80%	—% to —%	10.09% to 10.69%

2020	35,360	$1.930563 to $2.068105	$72,069	1.45% to 1.80%	—% to —%	29.23% to 29.69%

2019	35,362	$1.458932 to $1.594698	$55,616	1.45% to 1.95%	—% to —%	29.36% to 30.01%

2018	40,654	$1.127791 to $1.226608	$48,870	1.45% to 1.95%	—% to —%	(14.88)% to (14.45)%

Royce Capital Fund–Small-Cap Portfolio

2022	5,008	$19.782738 to $19.782738	$99,073	1.25% to 1.25%	0.38% to 0.38%	(10.32)% to (10.32)%

2021	6,601	$22.059513 to $22.059513	$145,616	1.25% to 1.25%	1.22% to 1.22%	27.22% to 27.22%

2020	8,229	$17.339904 to $17.339904	$142,699	1.25% to 1.25%	0.90% to 0.90%	(8.31)% to (8.31)%

2019	12,042	$18.910480 to $18.910480	$227,718	1.25% to 1.25%	0.66% to 0.66%	17.19% to 17.19%

2018	13,632	$16.136275 to $16.136275	$219,973	1.25% to 1.25%	0.65% to 0.65%	(9.49)% to (9.49)%

Invesco V.I. Comstock Fund

2022	5,608	$27.677152 to $27.677152	$155,224	1.25% to 1.25%	1.48% to 1.48%	(0.40)% to (0.40)%

2021	4,129	$27.789457 to $27.789457	$114,741	1.25% to 1.25%	1.66% to 1.66%	31.39% to 31.39%

2020	4,498	$21.150145 to $21.150145	$95,123	1.25% to 1.25%	2.12% to 2.12%	(2.32)% to (2.32)%

2019	5,366	$21.651881 to $21.651881	$116,182	1.25% to 1.25%	1.67% to 1.67%	23.39% to 23.39%

2018	7,198	$17.547707 to $17.547707	$126,310	1.25% to 1.25%	1.42% to 1.42%	(13.46)% to (13.46)%

Invesco V.I. American Franchise Fund

2022	32,912	$23.260297 to $26.204140	$851,847	1.25% to 2.35%	—% to —%	(32.72)% to (31.97)%

2021	45,185	$34.570320 to $38.518657	$1,687,243	1.25% to 2.35%	—% to —%	9.33% to 10.54%

2020	50,422	$31.620519 to $34.846806	$1,705,306	1.25% to 2.35%	0.02% to 0.08%	39.05% to 40.59%

2019	68,572	$22.740487 to $24.786764	$1,633,714	1.25% to 2.35%	—% to —%	33.58% to 35.06%

2018	47,873	$17.023404 to $18.352525	$869,444	1.25% to 2.35%	—% to —%	(5.86)% to (4.82)%

Allspring VT Index Asset Allocation Fund

2022	7,616	$2.579759 to $2.579759	$19,647	1.90% to 1.90%	0.63% to 0.63%	(18.59)% to (18.59)%

2021	7,616	$3.168721 to $3.168721	$24,133	1.90% to 1.90%	0.58% to 0.58%	13.81% to 13.81%

2020	7,616	$2.784114 to $2.784114	$21,203	1.90% to 1.90%	0.82% to 0.82%	14.40% to 14.40%

2019	7,616	$2.433765 to $2.433765	$18,536	1.90% to 1.90%	1.10% to 1.10%	17.90% to 17.90%

2018	7,616	$2.064334 to $2.064334	$15,722	1.90% to 1.90%	0.98% to 0.98%	(4.73)% to (4.73)%

Allspring VT International Equity Fund

2022	1,079,635	$1.071849 to $2.172448	$1,730,812	1.15% to 2.25%	4.09% to 4.46%	(13.45)% to (12.50)%

2021	1,187,489	$2.482663 to $17.060139	$2,149,031	1.15% to 2.45%	1.34% to 1.36%	4.79% to 6.16%

2020	1,469,969	$2.338598 to $16.280526	$2,630,313	1.15% to 2.45%	3.03% to 3.08%	2.35% to 3.69%

2019	1,817,353	$2.255411 to $15.906813	$3,237,847	1.15% to 2.45%	4.08% to 4.08%	12.71% to 14.18%

2018	2,111,436	$1.975277 to $14.113165	$3,221,446	1.15% to 2.45%	12.17% to 12.39%	(18.87)% to (17.81)%

Allspring VT Small Cap Growth Fund

2022	40,226	$27.308751 to $32.306841	$1,228,737	1.15% to 2.50%	—% to —%	(35.92)% to (35.05)%

2021	44,412	$42.619771 to $49.742362	$2,092,714	1.15% to 2.50%	—% to —%	5.27% to 6.70%

2020	54,615	$40.486664 to $46.619653	$2,425,531	1.15% to 2.50%	—% to —%	54.20% to 56.29%

2019	57,590	$26.256695 to $29.829102	$1,645,621	1.15% to 2.50%	—% to —%	22.22% to 23.88%

2018	86,255	$21.482856 to $24.078926	$2,001,772	1.15% to 2.50%	—% to —%	(1.03)% to 0.31%

Allspring VT Opportunity Fund

2022	76,725	$25.979024 to $30.276112	$2,248,638	1.15% to 2.50%	—% to —%	(22.57)% to (21.52)%

2021	83,866	$33.552354 to $38.577114	$3,136,411	1.15% to 2.50%	0.24% to 0.25%	21.98% to 23.64%

2020	85,289	$27.506512 to $31.202215	$2,592,865	1.15% to 2.50%	0.64% to 0.67%	18.33% to 19.94%

2019	91,552	$23.245449 to $26.015277	$2,326,266	1.15% to 2.50%	0.49% to 0.55%	28.56% to 30.30%

2018	111,798	$18.081357 to $19.964925	$2,188,782	1.15% to 2.50%	0.44% to 0.44%	(9.23)% to (7.99)%

Columbia Variable Portfolio - Large Cap Growth Fund

2022	989,331	$18.001790 to $19.593962	$19,249,522	1.25% to 2.50%	—% to —%	(33.08)% to (32.24)%

2021	1,086,820	$26.900792 to $28.915593	$31,193,057	1.25% to 2.50%	—% to —%	25.56% to 27.13%

2020	1,176,060	$21.425127 to $22.744106	$26,594,099	1.25% to 2.50%	—% to —%	31.41% to 33.06%

2019	1,304,464	$16.304011 to $17.092841	$22,195,667	1.25% to 2.50%	—% to —%	32.55% to 34.21%

2018	1,479,888	$12.300289 to $12.735436	$18,772,642	1.25% to 2.50%	—% to —%	(6.31)% to (5.13)%

Columbia Variable Portfolio - Overseas Core Fund

2022	274,009	$11.313684 to $12.314470	$3,311,479	1.25% to 2.50%	0.75% to 0.76%	(17.00)% to (15.96)%

2021	290,753	$13.631604 to $14.653008	$4,191,342	1.25% to 2.50%	1.08% to 1.10%	7.03% to 8.38%

2020	380,306	$12.735735 to $13.519989	$5,058,947	1.25% to 2.50%	1.44% to 1.44%	6.14% to 7.47%

2019	388,193	$11.999023 to $12.579731	$4,833,871	1.25% to 2.50%	1.73% to 1.81%	22.06% to 23.60%

2018	418,809	$9.830300 to $10.178184	$4,230,427	1.25% to 2.50%	2.54% to 2.55%	(18.87)% to (17.85)%

CTIVP® - Principal Blue Chip Growth Fund+

2022	406,519	$17.532815 to $19.083456	$7,676,073	1.25% to 2.50%	—% to —%	(29.79)% to (28.90)%

2021	447,680	$24.970289 to $26.840519	$11,907,334	1.25% to 2.50%	—% to —%	15.65% to 17.10%

2020	513,355	$21.592082 to $22.921194	$11,679,896	1.25% to 2.50%	—% to —%	28.68% to 30.29%

2019	586,438	$16.780315 to $17.592062	$10,253,805	1.25% to 2.50%	—% to —%	28.51% to 30.12%

2018	731,541	$13.058037 to $13.519881	$9,837,516	1.25% to 2.50%	—% to —%	(4.81)% to (3.61)%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated.

# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

♦ Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2022 and through April 21, 2023, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

Management has evaluated events subsequent to December 31, 2022 and through April 17, 2023, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

Talcott Resolution Life Insurance Company and Subsidiaries
Audited Financial Statements
As of December 31, 2022 (Successor Company) and 2021 (Successor Company)
For year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

Description	Page
Report of Independent Registered Public Accounting Firm	F-3
Consolidated Statements of Operations — For year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company)
F-6
Consolidated Statements of Comprehensive Income (Loss) — For year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company)
F-7
Consolidated Balance Sheets — As of December 31, 2022 (Successor Company) and December 31, 2021 (Successor Company)	F-8
Consolidated Statements of Changes in Stockholder's Equity — For year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company)
F-9
Consolidated Statements of Cash Flows — For year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company)
F-10
Notes to Consolidated Financial Statements	F-11
Report of Independent Registered Public Accounting Firm	S-1
Schedule I — Summary of Investments—Other Than Investments in Affiliates	S-2
Schedule IV — Reinsurance	S-3
Schedule V — Valuation and Qualifying Accounts	S-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Talcott Resolution Life Insurance Company:
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2022 and 2021 (Successor Company), the related consolidated statements of operations, comprehensive income (loss), changes in stockholder’s equity, and cash flows, for the year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company) and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 (Successor Company) and 2021 (Successor Company), and the results of its operations and its cash flows for the year ended December 31, 2022 (Successor Company), period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and for the year ended December 31, 2020 (Predecessor Company) in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.
Future Policy Benefits, Embedded Derivatives and Amortization of Value of Business Acquired — Refer to Notes 1, 2, 4, 6 and 8 to the Consolidated Financial Statements
Critical Audit Matter Description
The Company’s products include universal life-type annuity contracts with guarantees that result in death and other insurance benefit liabilities to the Company. These liabilities are reported as a component of Reserves for Future Policy Benefits.

Certain annuity contracts offered riders with guaranteed minimum withdrawal benefits, the non-life contingent portion of which are accounted for as embedded derivatives and are reported as a component of Other Policyholder Funds and Benefits Payable.
The Company assumes via reinsurance fixed indexed annuity contracts with guaranteed lifetime withdrawal benefit riders. Certain fixed indexed annuity contracts contain a second notional account value which provides additional annuitization benefits. These features result in other insurance benefit liabilities to the Company. These liabilities are reported as a component of Reserves for Future Policy Benefits. Additionally, fixed indexed annuity contracts with indexed-crediting rates include embedded derivatives and are reported as a component of Other Policyholder Funds and Benefits Payable.
Value of business acquired (VOBA) is an intangible asset, and represents an estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts. VOBA is amortized over the estimated gross profits of those acquired contracts.
The valuation of the reserves for such future policy benefits, valuation of embedded derivatives included within other policyholder funds and benefits payable, and the amortization of VOBA are measured based on actuarial methodologies and underlying economic and future policyholder behavior assumptions. Significant judgment is involved in the selection of the assumptions used to determine the valuation of the reserves for such future policy benefits, in the methods and assumptions used in the valuation of embedded derivatives, and the estimated gross profits used in the valuation of the amortization of VOBA. The principal assumptions include mortality, lapse, withdrawal, persistency, expenses, and discount rates.
Given the high level of estimation uncertainty of management’s actuarial assumptions, performing audit procedures to evaluate these assumptions required a high degree of auditor judgment and an increased extent of effort, including the need to involve our actuarial specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing assumptions used by management to estimate the valuation of future policy benefits, valuation of embedded derivatives included within other policyholder funds and benefits payable and amortization of VOBA included the following, among others:
•We tested the completeness and accuracy of the underlying data that served as the basis for the assumptions.
•With the assistance of our actuarial specialists, we evaluated the appropriateness of the assumptions and methodologies used by management.
•With the assistance of our actuarial specialists, on a sample basis, we developed independent estimates of the valuations derived from those assumptions and methodologies and compared our estimates to management’s estimates.
Investments in Fixed Maturities Classified as Available-for-Sale or Using Fair Value Option and Freestanding Derivatives — Refer to Notes 1, 2, 3 and 4 to the Consolidated Financial Statements
Critical Audit Matter Description
Investments in fixed maturities classified as available-for-sale or using fair value option are reported at fair value in the consolidated financial statements. Freestanding derivatives, which are reported in other investments or other liabilities, as appropriate, after considering the impact of master netting agreements, are also reported at fair value in the consolidated financial statements. Where fair values cannot be determined based on observable inputs, management uses unobservable inputs, such as credit spreads, equity volatility and interest rates beyond the observable curve, requiring judgment by management to determine the estimated fair value.
We identified the valuation of certain investments in fixed maturities classified as available-for-sale or using fair value option and freestanding derivatives as a critical audit matter because of the unobservable inputs management uses to estimate fair value. Auditing these unobservable inputs used by management required a high degree of auditor judgment, and an increased extent of effort, including the need to involve our fair value specialists.

How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing the valuation of fixed maturities classified as available-for-sale or using fair value option and freestanding derivatives included the following, among others:
•We tested the effectiveness of controls over the valuation of these investments, including controls over inputs, methods, and assumptions used in the Company’s estimation processes.
•On a sample basis, we tested the accuracy and completeness of the investments owned as of December 31, 2022, and the relevant attributes used in the determination of their fair values.
•With the assistance of our fair value specialists, for a sample of investments, we tested the mathematical accuracy of the fair value calculation and developed independent estimates of the fair value and compared our estimates to the Company’s estimates. In addition to developing independent estimates, we obtained an understanding of the models and inputs used by the Company and assessed those models and inputs for reasonableness. Such assessment included comparing inputs to external sources or developing independent inputs.

/s/ DELOITTE & TOUCHE LLP

Hartford, CT
April 27, 2023

We have served as the Company’s auditor since 2002.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Operations

	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
(In millions)
Revenues
Policy charges and fee income (related party 2022: $(279))	$506	$410	$438	$741
Premiums (related party 2022: $(27))	109	31	24	35
Net investment income (related party 2022: $(136))	778	498	534	816
Net realized capital gains (losses) (related party 2022: $990)	317	(20)	(242)	(74)
Amortization of deferred gains (related party 2022: $27)	33	—	26	53
Total revenues	1,743	919	780	1,571
Benefits, losses and expenses
Benefits and losses (related party 2022: $(184))	637	285	375	626
Amortization of value of business acquired ("VOBA") and deferred acquisition costs ("DAC")	79	90	(43)	50
Insurance operating costs and other expenses (related party:$(119) and $0)	294	208	228	364
Other intangible asset amortization	6	3	3	6
Dividends to policyholders	3	2	1	60
Total benefits, losses and expenses	1,019	588	564	1,106
Income before income taxes	724	331	216	465
Income tax expense	107	51	30	66
Net income	$617	$280	$186	$399
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income (Loss)

	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
(In millions)
Net income	$617	$280	$186	$399
Other comprehensive income (loss) ("OCI"):
Change in net unrealized gain or loss on fixed maturities, AFS	(2,129)	(10)	(275)	565
Change in net gain or loss on cash flow hedging instruments	(27)	—	1	(1)
OCI, net of tax	(2,156)	(10)	(274)	564
Comprehensive income (loss)	$(1,539)	$270	$(88)	$963
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets

	Successor Company
	As of December 31,
(In millions, except for share data)	2022	2021
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (net of ACL of $0 and $0) (amortized cost of $18,689 and $20,986)	$15,383	$20,971
Fixed maturities, at fair value, using fair value option	331	—
Equity securities, at fair value	179	203
Mortgage loans (net of ACL of $15 and $12)	2,520	2,131
Policy loans	1,495	1,484
Limited partnerships and other alternative investments (portion at fair value: $58 and $0)	1,300	1,147
Other investments	95	26
Short-term investments	1,489	1,254
Total investments	22,792	27,216
Cash	173	49
Reinsurance recoverables (net of ACL of $27 and $37) (related party: $11,537 and $6,143) (portion at fair value: $335 and $(8))	40,714	35,848
VOBA and DAC	518	479
Deferred income taxes, net	1,051	603
Goodwill and other intangible assets	155	161
Other assets	453	416
Separate account assets	87,255	111,592
Total assets	$153,111	$176,364
Liabilities
Reserve for future policy benefits	$21,432	$21,698
Other policyholder funds and benefits payable (portion at fair value: $254 and $575)	31,302	32,622
Funds withheld liability (related party: $9,248 and $5,128) (portion at fair value: $(1,481) and $(15))	10,485	6,379
Other liabilities (related party: $915 and $818)	2,023	1,920
Separate account liabilities	87,255	111,592
Total liabilities	152,497	174,211
Commitments and Contingencies (Note 11)
Stockholder’s Equity
Common stock—1,000 shares authorized, issued and outstanding, par value $5,690	6	6
Additional paid-in capital	1,877	1,877
Accumulated other comprehensive loss, net of tax	(2,166)	(10)
Retained earnings	897	280
Total stockholder’s equity	614	2,153
Total liabilities and stockholder’s equity	$153,111	$176,364

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Stockholder's Equity

For the Year Ended December 31, 2022 (Successor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Loss	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,877	$(10)	$280	$2,153
Net income	—	—	—	617	617
Total other comprehensive loss	—	—	(2,156)	—	(2,156)
Balance, end of period	$6	$1,877	$(2,166)	$897	$614

For the Period of July 1, 2021 to December 31, 2021 (Successor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Loss	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,877	$—	$—	$1,883
Net income	—	—	—	280	280
Total other comprehensive loss	—	—	(10)	—	(10)
Balance, end of period	$6	$1,877	$(10)	$280	$2,153

For the Six Months Ended June 30, 2021 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,761	$1,281	$137	$3,185
Net income	—	—	—	186	186
Total other comprehensive loss	—	—	(274)	—	(274)
Capital contribution to parent	—	(235)	—	—	(235)
Dividends paid	—	—	—	(265)	(265)
Balance, end of period	$6	$1,526	$1,007	$58	$2,597

For the Year Ended December 31, 2020 (Predecessor Company)
(In millions)	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Stockholder's Equity
Balance, beginning of period	$6	$1,761	$717	$68	$2,552
Cumulative effect of accounting changes, net of tax	$—	$—	$—	$(11)	$(11)
Adjusted balance, beginning of period	6	1,761	717	57	2,541
Net income	—	—	—	399	399
Total other comprehensive income	—	—	564	—	564
Dividends paid	—	—	—	(319)	(319)
Balance, end of period	$6	$1,761	$1,281	$137	$3,185
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows

	Successor Company		Predecessor Company
(In millions)	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Operating Activities
Net income	$617	$280	$186	$399
Adjustments to reconcile net income to net cash provided by (used for) operating activities
Net realized capital (gains) losses (related party 2022: $990)	(317)	20	242	74
Amortization of deferred reinsurance gain (related party 2022: $27)	(33)	—	(26)	(53)
Amortization of VOBA	79	90	(43)	50
Depreciation and amortization	227	102	38	69
Deferred income tax expense	125	138	29	54
Interest credited on investment and universal life-type contracts	534	314	152	379
Other operating activities, net	(38)	(208)	(114)	(120)
Change in assets and liabilities:
Increase in reinsurance recoverables	(758)	(63)	(134)	(331)
Increase (decrease) for future policy benefits and unearned premiums	230	(40)	63	160
Net changes in other assets and other liabilities	93	(132)	51	185
Net proceeds from (payments for) reinsurance transactions	121	(877)	—	—
Net cash provided by (used for) operating activities	880	(376)	444	866
Investing Activities
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	6,185	2,976	1,622	2,824
Equity securities, at fair value	26	47	3	7
Mortgage loans	258	294	158	373
Partnerships	64	102	71	77
Payments for the purchase of:
Fixed maturities, available-for-sale	(4,255)	(1,974)	(1,197)	(2,866)
Fixed maturities, fair value option	(352)	—	—	—
Equity securities, at fair value	(22)	(121)	(45)	(26)
Mortgage loans	(667)	(207)	(177)	(242)
Partnerships	(158)	(100)	(74)	(134)
Net proceeds from (payments for) repurchase agreements program	25	(11)	8	(16)
Net proceeds from (payments for) derivatives	(559)	(161)	(539)	143
Net proceeds from (payments for) policy loans	(11)	9	(32)	15
Net proceeds from (payments for) short-term investments	(255)	(314)	200	(234)
Other investing activities, net	—	—	—	(10)
Net cash provided by (used for) investing activities	279	540	(2)	(89)
Financing Activities
Deposits and other additions to investment and universal life-type contracts	2,033	872	1,001	1,971
Withdrawals and other deductions from investment and universal life-type contracts	(8,109)	(4,766)	(4,862)	(9,627)
Net transfers from separate accounts related to investment and universal life-type contracts	5,140	3,598	3,659	7,117
Net increase (decrease) in securities loaned or sold under agreements to repurchase	(99)	131	270	(7)
Dividend paid on shares outstanding	—	—	(265)	(319)
Return of capital to parent	—	—	(235)	—
Net cash used for financing activities	(1,035)	(165)	(432)	(865)
Net increase (decrease) in cash	124	(1)	10	(88)
Cash — beginning of period	49	50	40	128
Cash — end of period	$173	$49	$50	$40
Supplemental Disclosure of Cash Flow Information:
Income taxes received (paid)	$142	$(13)	$2	$—
See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in millions, unless otherwise stated)

1. Basis of Presentation and Significant Accounting Policies
Basis of Presentation
Talcott Resolution Life Insurance Company, together with its consolidated subsidiaries, (collectively, "TL," the "Company," "we" or "our") is a life insurance and annuity company and comprehensive risk solutions-provider in the United States ("U.S.") and is a wholly-owned subsidiary of TR Re, Ltd. ("TR Re"), a Bermuda based entity. Talcott Resolution Life, Inc. ("TLI"), a Delaware corporation and Talcott Holdings, L.P. ("THLP") are indirect parents of the Company and the Company has an ultimate parent of Talcott Financial Group, Ltd. ("TFG" or "Talcott Financial Group").
The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the U.S. (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities. Certain reclassifications have been made to conform to current year presentation.
On June 30, 2021, the Company’s previous indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Company (the "Sixth Street Acquisition") through the merger of an affiliate of Sixth Street, a global investment firm, with and into THLP pursuant to an Agreement and Plan of Merger (the “Agreement"). Through the Agreement, TFG indirectly obtained 100% control of THLP and its life and annuity operating subsidiaries for a total purchase price of approximately $2.2 billion, comprised of a $500 pre-closing dividend and cash of $1.7 billion. The merger was accounted for using business combination accounting, together with an election to apply pushdown accounting. Under this method, the purchase price paid was assigned to the identifiable assets acquired and liabilities assumed as of the acquisition date based on their fair value. Determining the fair value of certain assets acquired and liabilities assumed is judgmental in nature and often involves the use of significant estimates and assumptions. The Company’s financial statements and footnote disclosures are presented into two distinct periods. The periods prior to the consummation of the Agreement are labeled ("Predecessor Company") and the periods subsequent to that date are labeled ("Successor Company") to distinguish between the different basis of accounting between the periods presented. As a result of the application of purchase accounting, the financial statements for the year ended December 31, 2022 and period of July 1, 2021 to December 31, 2021, are not comparable to the prior periods presented. In addition, as a result of the acquisition the Company conformed to TFG’s accounting policies and modified its presentation for certain transactions.
Description of Business
As of December 31, 2022, the Company managed approximately 490 thousand annuity contracts with an account value of approximately $36.7 billion, gross of reinsurance, and private placement life insurance with an account value of approximately $39.0 billion. Upon the Company's acquisition by Sixth Street, the Company's strategy changed to be one of a life insurance aggregator through reinsurance. Since the Sixth Street acquisition, the Company has participated in multiple assumed reinsurance transactions that have positioned the Company, as part of the Talcott Financial Group, as a leading participant in this area of the life insurance marketplace. As part of the Company's growth strategy, the Company assumes life insurance blocks of business, providing external insurers with solutions to create capital flexibility and risk management efficiencies. Since the Sixth Street Acquisition and as of December 31, 2022, the Company has assumed fixed indexed annuities of $6.4 billion and variable annuities of $6.6 billion.
On November 1, 2022, the Company entered into a reinsurance agreement with The Guardian Insurance & Annuity Company, Inc. (“GIAC” or "Guardian") to reinsure $7.1 billion in variable annuity reserves, primarily comprised of contracts with living withdrawal benefit and death benefit riders. The Company assumed 100% of $439 in general account reserves on a coinsurance basis and assumed 100% of $6.7 billion in separate account reserves on a modified coinsurance basis. The Company acquired general account assets to support the assumed reserves and received $121 in cash from GIAC upon closing, primarily relating to a ceding commission of $65 and cash settlements. A deferred gain on reinsurance was recorded in other liabilities upon the effective date for approximately $90 and will be recognized in income over the expected life of the underlying policies. As part of this transaction, the Company entered into an administration services agreement for the reinsured block and will ultimately administer the reinsured block within two years following the close of the transaction.
On December 30, 2021, pursuant to a reorganization approved by the Connecticut Department of Insurance ("CTDOI") on November 18, 2021, TLI contributed the Company to TR Re and TR Re subsequently became the Company's direct parent. TR Re was formed on June 28, 2021 and is an approved Class E insurer under the Bermuda Monetary Authority.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
On December 30, 2021, the Company entered into a reinsurance agreement with Allianz Life Insurance Company of North America ("Allianz") to assume approximately $8.0 billion of fixed indexed annuities ("FIA") reserves ("Inforce Agreement"). The Company assumed 100% of one block (approximately $5.0 billion of FIA reserves) and 5% of another block (approximately $3.0 billion of FIA reserves) on a coinsurance basis and the Company acquired general account assets to support these assumed reserves. Certain of the FIAs included living withdrawal benefits. The Company paid $693 to Allianz upon closing, primarily relating to a ceding commission of $866, offset by cash settlements. The Company will participate in an aggregated hedging pool administered by Allianz, whereby the Company will pay Allianz a fee in order to participate in the pool and will receive an index credit payout based on the level of participation in the pool. A deferred gain on reinsurance was recorded in other liabilities upon the effective date for approximately $25 and will be recognized in income over the expected life of the underlying policies. On July 29, 2022, the Company executed a flow reinsurance agreement with Allianz. Under the terms of the transaction, the Company assumed certain FIA contracts issued by Allianz after August 2, 2022 on a coinsurance basis ("Flow Agreement"). Allianz will continue to service and administer the policies reinsured under the Inforce Agreement and Flow Agreement as the direct insurer of the business. On December 31, 2022, the Company retroceded 75% of the business assumed from Allianz to TR Re on a modified coinsurance basis. As a result of the retrocession, the Company recorded a deferred gain of $137.
On December 30, 2021, the Company entered into an affiliated reinsurance agreement with its parent TR Re. The Company generally ceded 50% of reserves related to variable and payout annuity blocks, with 100% of certain variable annuity guarantees and certain structured settlement contracts ceded at a lesser quota share percentage. All but the Company’s terminal funding block was ceded on a modified coinsurance basis, with the terminal funding block ceded on a coinsurance with funds withheld basis. The reinsured business ceded was the Company's direct written business and was not previously assumed. This affiliate reinsurance transaction was accounted for in accordance with reinsurance accounting. Under this method, a deferred gain on reinsurance was recorded in other liabilities of approximately $805 and will be recognized in income over the expected life of the underlying policies. The Company will continue to service and administer the policies as insurer of the reinsured block of business and will remain responsible for fulfilling its obligations to policyholders. The Company paid TR Re $100 in ceding commission and an additional $84 to settle tax balances associated with the transaction as part of the arrangement.
On September 17, 2021, the Company executed a flow reinsurance transaction with Lincoln National Corporation's ("Lincoln") insurance subsidiary, The Lincoln National Life Insurance Company. The Company coinsured a living benefit rider on variable annuity contracts issued by Lincoln between April 1, 2021 through June 30, 2022 up to a maximum of $1.5 billion of reinsured deposits. In June 2022, the Company entered into an extension of the agreement through June 30, 2023, at a lower quota share for contracts issued subsequent to June 30, 2022. Lincoln will continue to service and administer the policies as direct insurer of the business.
For additional information regarding reinsurance transactions, refer to Note 5 - Reinsurance.
In conjunction with the sale from The Hartford Financial Services Group ("The Hartford") in 2018, the Company entered into a five year transition services agreement with The Hartford to provide general ledger, cash management, investment accounting and information technology infrastructure services. In March 2019, the Company converted its existing transition services agreement for investment accounting services into an administrative service agreement, which expires in May 2023. The transition services agreement with The Hartford for the remaining services ended in 2020, as those services had fully transitioned to the Company.
Consolidation
The Consolidated Financial Statements include the accounts of the Company and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. Entities in which the Company has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. All intercompany transactions and balances between the Company and its subsidiaries have been eliminated.
Use of Estimates
The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from those estimates.
The most significant estimates include:
•Valuation of investments, including the underlying investments within the funds withheld liability;
•Evaluation of credit losses on fixed maturities, available for sale ("AFS");

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
•Allowance for credit losses (“ACL”) on mortgage loans;
•Valuation of derivative assets and liabilities, including embedded derivatives;
•Valuation of liabilities associated with FIA;
•Estimated gross profits ("EGPs") used to amortize VOBA and liabilities associated with variable annuities, FIA, and other universal life-type contracts, as well as certain deferred reinsurance amounts;
•Evaluation of goodwill and other intangible assets for impairment;
•Valuation of living withdrawal benefits and FIA required to be recorded at fair value;
•Valuation of value of business acquired ("VOBA"), deferred gains on reinsurance, and deferred acquisition costs ("DAC");
•Valuation allowance on deferred tax assets;
•Contingencies relating to corporate litigation and regulatory matters
Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the Consolidated Financial Statements.
Pushdown Accounting
Sixth Street
The Sixth Street Acquisition was accounted for using business combination accounting, together with an election to apply pushdown accounting. The goodwill from the Sixth Street Acquisition is attributable to the Company's expectation that the combined group can leverage its insurance platform to become a life insurance aggregator. Goodwill for the Sixth Street Acquisition is not deductible for tax purposes.
The following table represents the final determination of the fair value of the assets acquired and liabilities assumed for the Sixth Street Acquisition:

Cash and invested assets	$19,711
VOBA	565
Deferred income taxes	737
Goodwill	97
Other intangible assets	67
Reinsurance recoverables and other assets [1]	30,481
Separate account assets	112,857
Total assets	164,515
Reserves for future policy benefits	21,122
Other policyholder funds and benefits payable	25,961
Funds withheld liability [1]	1,039
Other liabilities	1,653
Separate account liabilities	112,857
Total liabilities	162,632

Stockholder's equity	1,883
Total liabilities and stockholder's equity	$164,515
[1]    Previously reported table was updated to reflect the gross presentation for modified coinsurance reinsurance transactions.
The Successor Company's assets and liabilities are recognized based on TFG’s accounting basis, with an offset to additional paid-in capital. In addition, retained earnings and accumulated other comprehensive income (“AOCI”) of the Predecessor Company are not carried forward, as a new basis of accounting has been established.
Invested Assets
The acquired investments are recorded at fair value through adjustments to additional paid-in capital at the acquisition date.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
Value of Business Acquired/Additional Reserves
In conjunction with the acquisition of the Company, a portion of the purchase price was allocated to the right to receive future gross profits from cash flows and earnings of the Company's insurance and investment contracts as of the date of the Sixth Street Acquisition. This intangible asset is called VOBA and is based on the actuarially estimated present value of future cash flows from the Company's insurance and investment contracts in-force as of the date of the transaction. The estimated fair value calculation of VOBA is based on certain assumptions, including equity market returns, mortality, persistency, expenses, discount rates, and other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company amortizes VOBA over EGPs and it is reviewed for recoverability quarterly. The fair value of certain acquired obligations of the Company exceeded the book value of assumed in-force policy liabilities resulting in additional reserve liabilities. These liabilities were increased to fair value, which is presented separately from VOBA as an additional insurance liability in other policyholder funds and benefits payable. The additional liability is amortized to income over the life of the underlying policies.
Goodwill
Goodwill represents the excess of the acquisition cost of an acquired business over the fair value of assets acquired and liabilities assumed. Goodwill is not amortized but is tested for impairment at the entity or reporting unit level annually or when events or circumstances arise, such as adverse changes in the business climate, that would more likely than not reduce the fair value of the entity or a reporting unit below its carrying value. Our methodology for conducting this goodwill impairment testing contains both a qualitative and quantitative assessment.
The Company has the option to initially perform an assessment of qualitative factors in order to determine whether it is more likely than not that the fair value of the entity or a reporting unit is less than its carrying amount. The qualitative factors may include, but are not limited to, economic conditions, industry and market considerations, cost factors, overall financial performance of the entity or a reporting unit and other company and entity-level or reporting unit-specific events. If it is determined that it is more likely than not that the fair value of the entity or reporting unit is less than its carrying amount, we then perform the impairment evaluation using a more detailed quantitative assessment. If the carrying values of the entity or reporting units were to exceed their fair value under that quantitative assessment, the amount of the impairment would be calculated and goodwill would be adjusted accordingly. The Company could directly perform this quantitative assessment, bypassing the qualitative assessment and perform a quantitative impairment test.
As a result of the quantitative review performed for the year ended December 31, 2022, the Company determined that the estimated fair value of TL exceeded its respective carrying value and that goodwill was not impaired. For the year ended December 31, 2021, the Company determined that the goodwill associated with TL was not impaired.
For a discussion of goodwill from the Sixth Street Acquisition, refer to Note 7 - Goodwill and Other Intangible Assets.
Other Intangible Assets
Intangible assets with definite lives are amortized over the estimated useful life of the asset. Amortizing intangible assets primarily consists of internally developed software amortized over a period not to exceed seven years. Intangible assets with indefinite lives, primarily insurance licenses, are not amortized but are reviewed annually in the Company's impairment analysis. They will be tested for impairment more frequently if events or circumstances indicate the fair value of indefinitely lived intangibles is less than the carrying value.
The Company determined during its reviews for December 31, 2022 and 2021 that its other indefinite-lived intangible assets and finite-lived intangible assets were not impaired.
For a discussion of other intangible assets from the Sixth Street Acquisition, refer to Note 7 - Goodwill and Other Intangible Assets.
Future Adoption of New Accounting Standards
Troubled Debt Restructurings and Vintage Disclosures

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
The Financial Accounting Standards Board ("FASB") issued Accounting Standards Update (“ASU”) 2022-02, Financial Instruments – Credit Losses (Topic 326) – Troubled Debt Restructurings and Vintage Disclosures (“ASU 2022-02”) in March 2022, which eliminates the accounting guidance on troubled debt restructurings for creditors and amends the guidance on vintage disclosures. The amendments require that an entity evaluate whether the loan modification represents a new loan or a continuation of an existing loan, and introduce new requirements related to modifications made to borrowers experiencing financial difficulty. Additionally, ASU 2022-02 enhances disclosures for borrowers experiencing financial difficulty, by requiring current-period gross write-offs by year of origination for creditors with respect to loan refinancing and restructurings and internal risk ratings for financing receivables. ASU 2022-02 is effective for annual periods beginning after December 15, 2022 and interim periods within those annual periods, with early adoption permitted. The Company will adopt the amendments of ASU 2022-02 prospectively in the first quarter of 2023 and does not expect it to have a material impact on the Company.
Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions
The FASB issued ASU 2022-03, Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”) in June 2022. ASU 2022-03 clarifies that a contractual sales restriction is not considered in measuring an equity security at fair value and to introduce new disclosure requirements for equity securities subject to contractual sale restrictions that are measured at fair value. ASU 2022-03 applies to both holders and issuers of equity and equity-linked securities measured at fair value. The amendments in ASU 2022-03 are effective for the Company in fiscal years beginning after December 15, 2023, and interim periods within those fiscal years, with early adopted permitted. The Company will adopt the provisions of ASU 2022-03 in the first quarter of 2024 and does not expect it to have a material impact on the Company.
Accounting for Contract Assets and Contract Liabilities from Contracts with Customers
The FASB issued ASU 2021-08, Accounting for Contract Assets and Contract Liabilities from Contracts with Customers (“ASU 2021-08”) in October 2021, which requires acquiring entities to apply Topic 606, Revenue from Contracts with Customers upon recognizing and measuring contract assets and liabilities in a business combination. This update is intended to improve comparability after a business combination, by providing consistent recognition and measurement of revenue contracts with customers acquired and not acquired in a business combination. ASU 2021-08 is effective for annual periods beginning after December 15, 2022 and interim periods within those annual periods, with early adoption permitted. The amendments in ASU 2021-08 should be applied prospectively. We will adopt the provisions of this ASU in the first quarter of 2023 and do not expect it to have a material impact on the Company.
Targeted Improvements to the Accounting for Long Duration Contracts
The FASB issued ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts ("ASU 2018-12") in August 2018, which impacts the existing recognition, measurement, presentation, and disclosure requirements for certain long-duration contracts issued by an insurance company. The guidance is intended to improve the timeliness of recognizing changes in the liability for future policy benefits ("LFPB"), by requiring annual or more frequent updates of insurance assumptions and modifying rates used to discount future cash flows. Further, the guidance seeks to improve the accounting for certain market-based options or guarantees associated with account balance contracts, simplify the amortization of DAC and other balances amortized on a basis consistent with DAC, and improve the effectiveness of the required disclosures.
This guidance was amended through the issuance of ASU 2020-11, which deferred the effective date the Company is required to adopt the guidance to January 1, 2023 with early adoption permitted. Through the issuance of ASU 2022-05, an insurance entity is permitted, prior to the effective date, to exclude certain contracts from applying the amendments in ASU 2018-12, when those contracts have been derecognized because of a sale or disposal of an individual or a group of contracts or legal entities and in which the insurance entity has no significant continuing involvement with the derecognized contracts. The Company does not currently intend to apply this accounting policy election.
The Company intends to use the full retrospective adoption method, as of the date of the Sixth Street Acquisition. The Company does not expect an impact to stockholder's equity as a result of the adoption of ASU 2018-12, due to the application of purchase accounting; whereby assets and liabilities were transacted at fair value as of the date of the acquisition. Upon the adoption of ASU 2018-12, the change in the carrying value of insurance assets and liabilities as of July 1, 2021 are recorded with an equal and offsetting adjustment to VOBA or an additional reserve. Refer below for further discussion of other impacts upon adoption to the new standard. The adoption is expected to have a material effect on the Company’s results of operations due to the updating of cash flow assumptions for LFPB, recognition of changes to the fair value of market risk benefits (“MRB”), and the change in amortization methodology for DAC and other DAC-like balances.
The Company has made key accounting policy decisions, including insurance policy groupings for recognition and measurement of LFPB, discount rate methodology, development of liability cash flow and claim expense assumptions, and DAC and other DAC-like amortization methodology. Outlined below are four key areas of change, although there are other less significant policy changes not noted below.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)

Amended Topic	Description	Adoption Method and Transition Impact
Cash flow and discount rate assumptions underlying insurance liabilities	For nonparticipating traditional and limited-payment insurance contracts, the Company will evaluate, at least annually in the same fiscal quarter, as to whether an update to cash flow assumptions is needed. The Company will update the cash flows used to measure the LFPB, for both changes in future assumptions and actual experience, at least annually.

The updating of cash flows impacts the amount of the deferred profit liability (“DPL”) recorded for limited-payment contracts. The DPL will be adjusted concurrently with any updating of the LFPB.

	Cash flows are required to be discounted with an upper-medium grade (or low credit risk) fixed-income instrument yield, with the effect of discount rate changes on the liability recorded in other comprehensive income (“OCI”). The discount rate utilized is intended to reflect the duration characteristics of the corresponding insurance liabilities. The Company will obtain yield curves and spreads for a range of tenors to determine spot yields to discount the cash flows of the insurance liabilities as of each valuation date.	The Company will adopt the guidance for LFPB, as of the date of the Sixth Street Acquisition. As of the acquisition date, the Company expects there will be a decrease to LFPB (and the associated reinsurance recoverable), which will be offset by a net increase to an additional reserve. This is due to the application of purchase accounting associated with the Sixth Street Acquisition, which employed lower discount rates for the fair value calculations than the required discount rates to value the cash flows on the insurance liabilities under ASU 2018-12.
MRB	The Company currently offers and assumes certain guarantees and product features on variable annuity and FIA products, which protect the contractholder from other-than-nominal capital market risk and expose the Company to other-than-nominal capital market risk. These MRB features are required to be measured at fair value with changes in fair value recorded in net income, with the exception of the changes in MRB liabilities attributable to a change in an entity’s nonperformance risk, which is required to be recognized in OCI. For products that are reinsured, the portion of the change in MRB attributable to changes in the reinsurer’s nonperformance risk is recognized in income. The Company shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the balance of the MRB upon adoption.	The Company will adopt the guidance for MRB using the full retrospective method. As of the acquisition date, the Company expects there to be an increase to the MRB liability (and the associated reinsurance recoverable) and a decrease to VOBA, as a result of the difference between the establishment of the MRB recorded at fair value under ASU 2018-12 and reserves previously recorded for those benefits.
Amortization of DAC and other DAC-like balances	The Company will amortize DAC and other DAC-like balances on a constant-level basis over the expected term for a group of contracts consistent with the groupings used in estimating the associated LFPB. The constant-level basis for the group approximates a pattern of straight-line amortization at an individual contract level by using a method specific to the underlying product. The amortization rate utilized is calculated at the end of the current reporting period, including actual experience and any assumption updates. The revised amortization rate is applied prospectively from the beginning of the current reporting period.	As a result of amortizing DAC and other DAC-like balances on a constant-level basis, the Company does not expect a significant impact upon the adoption of ASU 2018-12.
Reporting and Disclosures	ASU 2018-12 requires certain enhanced presentation and disclosures including disaggregated rollforwards for LFPB, policyholder account balances, MRB, separate account liabilities, DAC and other DAC-like balances, and information about significant inputs, judgments and methods used in the LFPB measurement. The enhanced disclosures are intended to improve the ability of users of the financial statements to evaluate the timing, amount, and uncertainty of cash flows arising from long-duration contracts.	The Company’s implementation efforts and the evaluation of the impacts of the guidance on its consolidated financial statements, as well as its systems, processes, and controls, continue to progress. Given the nature and extent of the required changes to a significant portion of the Company’s operations, the adoption of this guidance is expected to have a material impact on its financial position and results of operations. In addition, there will be a significant increase in required disclosures.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has no reportable segments and its principal products and services are comprised of variable, fixed and payout annuities, FIAs, and private-placement life insurance. The Company's determination that it has no reportable segments is based on the fact that the Company's chief operating decision maker reviews the Company's financial performance at a consolidated level.
Revenue Recognition
For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Policy charges and fee income for variable annuity, FIA, deferred annuity and other universal life-type contracts primarily consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For the Company’s traditional life products, premiums are recognized as revenue when due from policyholders.
Investments
Overview
The Company’s investments in fixed maturities include bonds, structured securities, redeemable preferred stock and commercial paper. Most of these investments are classified as AFS and are carried at fair value, net of ACL. The after-tax difference between fair value and cost or amortized cost is reflected in stockholder's equity as a component of AOCI, after adjustments for the effect of VOBA and reserve adjustments. Equity securities are measured at fair value with any changes in valuation reported in net income. Mortgage loans are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts, net of ACL. Policy loans are carried at outstanding balance. Limited partnerships and other alternative investments are reported at their carrying value and are primarily accounted for under the equity method with the Company’s share of earnings included in net investment income. Recognition of income related to limited partnerships and other alternative investments accounted for under the equity method is delayed due to the availability of the related financial information, as private equity and other funds are generally on a three-month lag and hedge funds generally on a one-month lag. Accordingly, income for the year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the period of January 1, 2021 to June 30, 2021 (Predecessor Company), and the year ended December 31, 2020 (Predecessor Company), may not include the full impact of current year changes in valuation of the underlying assets and liabilities of the funds, which are generally obtained from the limited partnerships and other alternative investments’ general partners. Other investments consist of derivative instruments which are carried at fair value and real estate acquired in satisfaction of debt. Short-term investments, including cash equivalents, are carried at amortized cost, which approximates fair value.
Fair Value Option ("FVO")
The Company has elected the FVO for rated feeder fund investments, where a single entity issues both debt securities and equity interests and the Company owns both the debt security and equity interest portions of the investment. The Company has elected the FVO for these investments to reflect changes in fair value in earnings and to align the timing of the fair value measurement for its multiple investments in that single entity.
Credit Losses
An ACL is recognized as an estimate of credit losses expected over the life of financial instruments, such as mortgage loans, reinsurance recoverables and off-balance sheet credit exposures that the Company cannot unconditionally cancel. The measurement of the expected credit loss estimate is based on historical loss data, current conditions, and reasonable and supportable forecasts.
Credit losses on fixed maturities, AFS carried at fair value are measured through an other-than-temporary impairment ("OTTI"); however, losses are recognized through the ACL and no longer as an adjustment to the amortized cost. Recoveries of OTTI on fixed maturities, AFS are recognized as reversals of the ACL recognized through net realized capital gains and losses and no longer accreted as net investment income through an adjustment to the investment yield. Additionally, purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance establishes an ACL at acquisition, which is recorded with the purchase price to establish the initial amortized cost of the investment.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
Net Realized Capital Gains and Losses
Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in equity securities, derivatives contracts (both freestanding and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes, and certain investments where the FVO has been elected. The entire change in fair value of the FVO investment includes the components related to dividends and interest income. Impairments and changes in the ACL on fixed maturities, AFS; mortgage loans; and reinsurance recoverables are recognized as net realized capital losses in accordance with the Company’s impairment and ACL policies as discussed in Note 3 - Investments of Notes to Consolidated Financial Statements. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.
Interest income from fixed maturities, FVO is recognized when earned on the constant effective yield method based on estimated timing of cash flows.
Net Investment Income
Interest income from fixed maturities, AFS and mortgage loans is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments using the retrospective method; however, if these investments have previously recognized an ACL and for certain other asset-backed securities, any yield adjustments are made using the prospective method. Prepayment fees and make-whole payments on fixed maturities and mortgage loans are recorded in net investment income when earned. For equity securities, dividends are recognized as investment income on the ex-dividend date. Limited partnerships and other alternative investments primarily use the equity method of accounting to recognize the Company’s share of earnings. Expected credit losses on fixed maturities, AFS are recorded through an ACL. The Company’s non-income producing investments were not material for the year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the period of January 1, 2021 to June 30, 2021 (Predecessor Company), and the year ended December 31, 2020 (Predecessor Company). In addition, net investment income includes a portion of the change in funds withheld at interest, as a result of the change in the risk-free rate on the host contract.
Derivative Instruments
Overview
The Company utilizes a variety of over-the-counter ("OTC") transactions, OTC cleared through central clearing houses ("OTC-cleared"), and exchange traded derivative instruments as part of its overall risk management strategy as well as to enter into replication transactions. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives:
•to hedge risk arising from interest rate, equity market, commodity market, credit spread and issuer default, price or currency exchange rate risk or volatility;
•to manage liquidity;
•to control transaction costs;
•to enter into synthetic replication transactions.
Interest rate and credit default swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using agreed upon rates or other financial variables and notional principal amounts. Generally, little to no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.
Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike interest rate or falls below the floor strike interest rate, applied to a notional principal amount. A premium payment determined at inception is made by the purchaser of the contract and no principal payments are exchanged.
Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.
Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. The contracts may reference commodities, which grant the purchaser the right to either purchase from or sell to the issuer commodities at a specified price, within a specified period or on a stated date. Option contracts are typically settled in cash.
Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.
The Company’s derivative transactions conducted in insurance company subsidiaries are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivative instruments are recognized on the Consolidated Balance Sheets at fair value and are reported in other investments and other liabilities. For balance sheet presentation purposes, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty or under a master netting agreement, which provides the Company with the legal right of offset.
The Company clears certain interest rate swap and credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid securities, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash as variation margin based on daily market value movements. For information on collateral, see the derivative collateral arrangements section in Note 4 - Derivatives of Notes to Consolidated Financial Statements. In addition, OTC-cleared transactions include price alignment amounts either received or paid on the variation margin, which are reflected in realized capital gains and losses or, if characterized as interest, in net investment income.
On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow” hedge), (2) a hedge of a net investment in a foreign operation (“net investment” hedge) or (3) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.
Cash Flow Hedges - Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge, including foreign-currency cash flow hedges, are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Cash flows from cash flow hedges are presented in the same category as the cash flows from the items being hedged on the Consolidated Statements of Cash Flows.
Other Investment and/or Risk Management Activities - The Company’s other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.
Hedge Documentation and Effectiveness Testing
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair value, cash flow, or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness testing methods to be used. The Company also formally assesses both at the hedge’s inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values, cash flows or net investment in foreign operations of hedged items. Hedge effectiveness is assessed primarily using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
Discontinuance of Hedge Accounting
The Company discontinues hedge accounting prospectively when (1) it is determined that the qualifying criteria are no longer met; (2) the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.
When cash flow hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.
In other situations in which hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged item.
Embedded Derivatives
The Company purchases investments and has previously issued and assumed via reinsurance financial products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument on the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.
Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. The Company generally requires that OTC derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association ("ISDA") agreements which are structured by legal entity and by counterparty and permit right of offset. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $7. The Company also minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin and act as an independent valuation source. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations.
Cash
Cash represents cash on hand and demand deposits with banks or other financial institutions, as well as money market funds.
Reinsurance
The Company cedes to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. The Company also assumes from unaffiliated insurers to provide our counterparties with risk management solutions. The Company's historical reinsurance cessions provided a level of risk mitigation desired by prior ownership. The Company's current reinsurance assumptions and internal retrocessions provide strategic business growth opportunities. In ceding and assuming risks, the Company may use various types of reinsurance including coinsurance, modified coinsurance, coinsurance with funds withheld arrangements, and yearly renewable term. Failure of reinsurers to honor their obligations could result in losses to the Company. Ceded reinsurance arrangements do not discharge the Company as the primary insurer, except for instances where the primary policy or policies have been novated.
Premiums and benefits and losses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. Included in reinsurance recoverables are balances due from reinsurance companies for paid and unpaid losses and are presented net of an ACL which is based on the expectation of lifetime credit loss.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
Reinsurance accounting is followed for ceded and assumed transactions that provide indemnification against loss or liability relating to insurance risk (risk transfer). To meet risk transfer requirements, a reinsurance agreement must include insurance risk, consisting of underwriting, investment, and timing risk, and a reasonable possibility of a significant loss to the reinsurer. If the ceded and assumed transactions do not meet risk transfer requirements, the Company accounts for these transactions as financing transactions. The deferred gain or acquisition cost related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies and is primarily amortized on a constant-level basis.
Under coinsurance arrangements, reserves and investment assets are transferred from the ceding insurer to the reinsurer. In certain arrangements, the reinsurer will hold the assets supporting the reserves in a trust for the benefit of the ceding insurer.
Under modified coinsurance arrangements, both the ceded reserves and the investment assets that support the reserves are retained by the cedant and profit and loss with respect to the obligations and investment returns flow through periodic net settlements. Under coinsurance with funds withheld arrangements, ceded reserves are transferred to the reinsurer, however, investment assets that support the reserves are retained by the cedant, and profit and loss with respect to only the investment returns flow through periodic net settlements. Both modified coinsurance and coinsurance with funds withheld arrangements require the cedant to establish a mechanism which legally segregates the underlying assets. The Company has the right of offset on general account assets and liabilities reinsured on a modified coinsurance and coinsurance with funds withheld basis, but have elected to present balances due to and due from reinsurance counterparties on a gross basis, within reinsurance recoverables and funds withheld liability on the Consolidated Balance Sheets. Modified coinsurance of assumed separate accounts accounted for under reinsurance accounting is presented on a net basis on the Consolidated Balance Sheets. As a result of the net presentation of the reinsured separate account assets and liabilities, we have revenue recorded from the reinsurance separate accounts as fee income, but not an associated asset or liability on the Consolidated Balance Sheets.
A funds withheld liability is established which represents the fair value of investment assets segregated under ceded modified coinsurance or coinsurance with funds withheld reinsurance arrangements. The funds withheld liability is comprised of a host contract and an embedded derivative. For ceded reinsurance agreements, the cedant has an obligation to pay the total return on the assets supporting the funds withheld liability. Interest accrues at a risk-free rate on the host contract and is recorded as net investment income in the Consolidated Statements of Operations. The embedded derivative is similar to a total return swap on the income generated by the underlying assets held by the cedant. The change in the embedded derivative is recorded in net realized capital gains (losses).
The Company evaluates the financial condition of its reinsurers and concentrations of credit risk. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company.
Value of Business Acquired
VOBA represents the estimated value assigned to the right to receive future gross profits from cash flows and earnings of acquired insurance and investment contracts as of the date of the acquisition. It is based on the actuarially estimated present value of future cash flows from the acquired insurance and investment contracts in-force as of the date of the acquisition. The principal assumptions used in estimating VOBA include equity market returns, mortality, persistency, expenses, and discount rates, in addition to other factors that the Company expects to experience in future years. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. For certain transactions, the fair value of acquired obligations of the Company exceed the book value of assumed in-force policy liabilities resulting in additional insurance liabilities. In pushdown accounting, these liabilities were increased to fair value, which is presented separately from VOBA as an additional insurance liability included in other policyholder funds and benefits payable on the Consolidated Balance Sheets. The Company amortizes VOBA over EGPs and it is reviewed for recoverability quarterly.
The Company also uses the present value of EGPs to determine reserves for universal life type contracts (including VA) with death or other insurance benefits such as guaranteed minimum death benefits, life-contingent guaranteed minimum withdrawal and universal life insurance secondary guarantee benefits. These benefits are accounted for and collectively referred to as death and other insurance benefit reserves and are held in addition to the account value liability representing policyholder funds.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
For most life insurance product contracts, including variable annuities, the Company estimates gross profits over 20 years as EGPs emerging subsequent to that time frame are immaterial. Future gross profits are projected over the estimated lives of the underlying contracts, based on future account value projections for variable annuity products. The projection of future account values requires the use of certain assumptions including: separate account returns; separate account fund mix; fees assessed against the contract holder’s account balance; full and partial surrender rates; interest credited; mortality; and annuitization rates. Changes in these assumptions and changes to other assumptions such as expenses and hedging costs cause EGPs to fluctuate, which impacts earnings.
In the third quarter of 2022, the Company completed a comprehensive policyholder behavior assumption study which resulted in a non-market related after-tax charge and incorporated the results of that study into its projection of future gross profits. Additionally, throughout the year, the Company evaluates various aspects of policyholder behavior and will revise its policyholder behavior assumptions if credible emerging data indicates that changes are warranted. Upon completion of an annual assumption study or evaluation of credible new information, the Company will revise its assumptions to reflect its current best estimate. These assumption revisions will change the projected account values and the related EGPs in the VOBA models, as well as EGPs used in the death and other insurance benefit reserving models.
All assumption changes that affect the estimate of future EGPs including the update of current account values and policyholder behavior assumptions are considered an Unlock in the period of revision. An Unlock adjusts the VOBA, death and other insurance benefit reserve balances on the Consolidated Balance Sheets with an offsetting benefit or charge on the Consolidated Statements of Operations in the period of the revision. An Unlock revises EGPs to reflect the Company's current best estimate assumptions. The Company also tests the aggregate recoverability of VOBA by comparing the existing balance to the present value of future EGPs. An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.
Policyholders or their beneficiaries may make modifications to existing contracts. If the new modification results in a substantially changed replacement contract, the existing VOBA is written off through income. If the modified contract is not substantially changed, the existing VOBA continues to be amortized and incremental costs are expensed in the period incurred.
Income Taxes
The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. A deferred tax provision is recorded for the tax effects of differences between the Company's current taxable income and its income before tax under U.S. GAAP in the Consolidated Statements of Operations. For deferred tax assets, the Company records a valuation allowance that is adequate to reduce the total deferred tax asset to an amount that will more likely than not be realized.
Separate Accounts
The Company records the variable account value portion of variable annuities, variable life insurance products and individual, institutional, and governmental investment contracts within separate accounts. Separate account assets are reported at fair value and separate account liabilities are reported at amounts consistent with separate account assets. Investment income and gains and losses from those separate account assets accrue directly to the policyholder, who assumes the related investment risk, and are offset by the change in the related liability. The Company earns fee income for investment management, certain administrative services and mortality and expense risks.
Reserve for Future Policy Benefits
Reserve for Future Policy Benefits on Universal Life-type Contracts
Certain contracts classified as universal life-type include death and other insurance benefit features. These features include guaranteed minimum death benefit ("GMDB") and the life-contingent portion of guaranteed minimum withdrawal benefit ("GMWB") riders offered with variable annuity contracts, including assumed variable annuity contracts, secondary guarantee benefits offered with universal life insurance contracts, as well as GLWB riders and guaranteed annuitization benefits offered by assumed variable annuity and FIA contracts. GMDB riders on variable annuities provide a death benefit during the accumulation phase that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value ("MAV"). For the Company's products with life-contingent GMWB riders, the withdrawal benefit can exceed the guaranteed remaining balance ("GRB"), which is generally equal to premiums less withdrawals. In addition to recording an account value liability that represents policyholder funds, the Company records a death and other insurance benefit liability for

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation and Significant Accounting Policies (continued)
GMDBs, the life-contingent portion of GMWBs and the universal life insurance secondary guarantees. Universal life insurance secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. GLWBs on FIA contracts allow guaranteed lifetime withdrawals even if account value is otherwise insufficient. Certain FIA contracts contain a second notional account value which provides additional annuitization benefits. This death and other insurance benefit liability is reported in reserve for future policy benefits on the Company’s Consolidated Balance Sheets. Changes in the death and other insurance benefit reserves are recorded in benefits and losses in the Company’s Consolidated Statements of Operations.
The death and other insurance benefit liability is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected assessments and investment margin. Total expected assessments are the aggregate of all contract charges, including those for administration, mortality, expense, and surrender. The liability is accrued as actual assessments are earned. The expected present value of benefits and assessments are generally derived from a set of stochastic scenarios that have been calibrated to assumed market rates of return and assumptions including volatility, discount rates, lapse rates and mortality experience. Consistent with the Company’s policy on the Unlock, the Company regularly evaluates estimates used and adjusts the liability, with a related charge or credit to benefits and losses. For further information on the Unlock, see the Value of Business Acquired accounting policy section within this footnote.
The Company reinsures a majority of its FIA, a portion of its in-force GMDB and GMWB risks, and all of its universal life insurance secondary guarantees.
Reserve for Future Policy Benefits on Traditional Annuity and Other Contracts
Traditional annuities recorded within the reserve for future policy benefits primarily include life-contingent contracts in the payout phase such as structured settlements and terminal funding agreements. Other contracts within the reserve for policyholder benefits include whole life and guaranteed term life insurance contracts. The reserve for future policy benefits is calculated using standard actuarial methods considering the present value of future benefits and related expenses to be paid less the present value of the portion of future premiums required using assumptions “locked in” at the time the policies were issued, including discount rate, withdrawal, mortality and expense assumptions deemed appropriate at the issue date. Future policy benefits are computed at amounts that, with additions from any estimated premiums to be received and with interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death. While assumptions are locked in upon issuance of new contracts and annuitizations of existing contracts, significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.
The Company uses reinsurance for a portion of its fixed and payout annuity businesses and its life insurance business.
Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable primarily include the non-variable account values associated with variable annuities, including account values for assumed variable annuities, assumed FIA and other universal life-type contracts, investment contracts, assumed FIAs and the non-life contingent portion of variable annuity GMWBs that are accounted for as embedded derivatives at fair value as well as other policyholder account balances associated with our life insurance businesses and assumed reinsurance. Investment contracts are non-life contingent and include institutional and governmental deposits, structured settlements and fixed annuities. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals, payments and assessments through the financial statement date. For discussion of the fair value of GMWBs and assumed FIAs that represent embedded derivatives, refer to Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements
The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:
Level 1    Fair values based primarily on unadjusted quoted prices for identical assets or liabilities, in active markets that the Company has the ability to access at the measurement date.
Level 2    Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.
Level 3    Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair values uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.
The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine fair values that the Company has classified within Level 3.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2022 (Successor Company)
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
Asset backed securities ("ABS")	$254	$—	$213	$41
Collateralized loan obligations ("CLOs")	676	—	567	109
Commercial mortgage-backed securities ("CMBS")	1,514	—	1,237	277
Corporate	10,241	—	9,622	619
Foreign government/government agencies	315	—	311	4
Municipal	1,040	—	1,039	1
Residential mortgage-backed securities ("RMBS")	417	—	400	17
U.S. Treasuries	926	—	926	—
Total fixed maturities, AFS	15,383	—	14,315	1,068
Fixed maturities, FVO	331	—	25	306
Equity securities, at fair value	179	—	155	24
Limited partnerships and other alternative investments, FVO	58	—	—	58
Derivative assets
Foreign exchange derivatives	1	—	1	—
Macro hedge program	194	—	39	155
Total derivative assets [1]	195	—	40	155
Short-term investments	1,489	742	610	137
Reinsurance recoverable for FIA options	49	—	—	49
Reinsurance recoverable for FIA embedded derivative	288	—	—	288
Reinsurance recoverable for GMWB	(131)	—	—	(131)
Modified coinsurance reinsurance contracts	129	—	129	—
Separate account assets [2]	86,122	52,642	33,139	53
Total assets accounted for at fair value on a recurring basis	$104,092	$53,384	$48,413	$2,007
(Liabilities) Accounted for at Fair Value on a Recurring Basis
Other policyholder funds and benefits payable
FIA embedded derivative	$(385)	$—	$—	$(385)
GMWB embedded derivative	131	—	—	131
Total other policyholder funds and benefits payable	(254)	—	—	(254)
Derivative liabilities
Credit derivatives	4	—	4	—
Foreign exchange derivatives	14	—	14	—
Interest rate derivatives	(1)	—	(1)	—
Macro hedge program	17	—	24	(7)
Total derivative liabilities [3]	34	—	41	(7)
Funds withheld on modified coinsurance reinsurance contracts	1,481	—	1,518	(37)
Total (liabilities) accounted for at fair value on a recurring basis	$1,261	$—	$1,559	$(298)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2021 (Successor Company)
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets Accounted for at Fair Value on a Recurring Basis
Fixed maturities, AFS
ABS	$258	$—	$258	$—
CLOs	944	—	785	159
CMBS	2,335	—	2,059	276
Corporate	13,357	39	12,653	665
Foreign government/government agencies	362	—	362	—
Municipal	1,456	—	1,455	1
RMBS	811	—	737	74
U.S. Treasuries	1,448	127	1,321	—
Total fixed maturities, AFS	20,971	166	19,630	1,175
Equity securities, at fair value	203	11	171	21
Derivative assets
Credit derivatives	2	—	2	—
Foreign exchange derivatives	7	—	7	—
Interest rate derivatives	18	—	15	3
Macro hedge program	16	—	(11)	27
Total derivative assets [1]	43	—	13	30
Short-term investments	1,254	744	435	75
Reinsurance recoverable for GMWB	(8)	—	—	(8)
Separate account assets [2]	110,021	69,089	40,449	79
Total assets accounted for at fair value on a recurring basis	$132,484	$70,010	$60,698	$1,372
(Liabilities) Accounted for at Fair Value on a Recurring Basis
Other policyholder funds and benefits payable
FIA embedded derivative	$(655)	$—	$—	$(655)
GMWB embedded derivative	80	$—	$—	$80
Total other policyholder funds and benefits payable	(575)	—	—	(575)
Derivative liabilities
Foreign exchange derivatives	2	—	2	—
Interest rate derivatives	(25)	—	(22)	(3)
Macro hedge program	(229)	—	(14)	(215)
Total derivative liabilities [3]	(252)	—	(34)	(218)
Funds withheld on modified coinsurance reinsurance contracts	15	—	15	—
Total (liabilities) accounted for at fair value on a recurring basis	$(812)	$—	$(19)	$(793)
[1]    Includes derivative instruments in a net positive fair value position (derivative asset) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law. See footnote 3 to this table for derivative liabilities.
[2]    Approximately $1.1 billion and $1.6 billion of investment sales receivables, as of December 31, 2022 and 2021 (Successor Company), respectively, are excluded from this disclosure requirement because they are trade receivables in the ordinary course of business where the carrying amount approximates fair value. Included in the total fair value amount are $289 and $404 of investments, as of December 31, 2022 and 2021 (Successor Company), respectively, for which the fair value is estimated using the net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy.
[3]    Includes derivative instruments in a net negative fair value position (derivative liability) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements and applicable law.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
Fixed Maturities, Equity Securities, Limited Partnerships and Other Alternative Investments for Which the Company has Elected the FVO, Short-term Investments, and Freestanding Derivatives, Including the Underlying Investments Within the Funds Withheld Liability
Valuation Techniques
The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a "waterfall" approach comprised of the following pricing sources and techniques, which are listed in priority order:
•Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.
•Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, such as municipal securities and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.
•Internal matrix pricing is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s sector, financial strength, and term to maturity, using an independent public security index, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the significant inputs are observable or can be corroborated with observable data.
•Independent broker quotes, which are typically non-binding use inputs that can be difficult to corroborate with observable market based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.
The fair value of freestanding derivative instruments is determined primarily using a discounted cash flow model or option model technique and incorporates counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments. Unobservable market data is used in the valuation of customized derivatives that are used to hedge certain GMWB variable annuity riders. See the section “GMWB and FIA Embedded, Customized, and Reinsurance Derivatives” below for further discussion of the valuation model used to value these customized derivatives.
Valuation Inputs
Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, certain short-term investments, and exchange traded futures and option contracts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Valuation Inputs Used in Levels 2 and 3 Measurements for Securities and Freestanding Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs
Fixed Maturity Investments
Structured securities (includes ABS, CLOs, CMBS and RMBS)
• Benchmark yields and spreads
• Monthly payment information
• Collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions
• Credit default swap indices

Other inputs for ABS, CLOs, and RMBS:
• Estimate of future principal prepayments, derived from the characteristics of the underlying structure
• Prepayment speeds previously experienced at the interest rate levels projected for the collateral	• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for less liquid securities or those that trade less actively, including subprime RMBS:
• Estimated cash flows
• Credit spreads, which include illiquidity premium
• Constant prepayment rates
• Constant default rates
• Loss severity
Corporate
• Benchmark yields and spreads
• Reported trades, bids, offers of the same or similar securities
• Issuer spreads and credit default swap curves

Other inputs for investment grade privately placed securities that utilize internal matrix pricing:
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature	• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for below investment grade privately placed securities and private bank loans:
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature
U.S Treasuries, Municipals, and Foreign government/government agencies
• Benchmark yields and spreads
• Issuer credit default swap curves
• Political events in emerging market economies
• Municipal Securities Rulemaking Board reported trades and material event notices
• Issuer financial statements	• Credit spreads beyond observable curve • Interest rates beyond observable curve
Equity Securities
• Quoted prices in markets that are not active	• For privately traded equity securities, internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions that are not observable
Limited Partnerships and Other Alternative Investments, FVO
Not applicable	• Prices of privately traded securities • Characteristics of privately traded securities, including yield, duration and spread duration
Short-term Investments
• Benchmark yields and spreads • Reported trades, bids, offers • Issuer spreads and credit default swap curves • Material event notices and new issue money market rates	• Independent broker quotes
Derivatives
Credit derivatives
• Swap yield curve • Credit default swap curves	Not applicable
Foreign exchange derivatives
• Swap yield curve • Currency spot and forward rates • Cross currency basis curves	Not applicable
Interest rate derivatives
• Swap yield curve	• Independent broker quotes • Interest rate volatility • Swap curve beyond 30 years

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Securities
As of December 31, 2022 (Successor Company)
Assets Accounted for at Fair Value on a Recurring Basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CLOs [4]	$109	Discounted cash flows	Spread	55bps	337bps	325bps	Decrease
CMBS	277	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	419bps	1,001bps	534bps	Decrease
Corporate [4]	901	Discounted cash flows	Spread	71bps	719bps	309bps	Decrease
RMBS [3]	13	Discounted cash flows	Spread [6]	62bps	227bps	138bps	Decrease
			Constant prepayment rate [6]	2%	10%	6%	Decrease [5]
			Constant default rate [6]	1%	4%	2%	Decrease
			Loss severity [6]	10%	65%	25%	Decrease
As of December 31, 2021 (Successor Company)
Assets Accounted for at Fair Value on a Recurring Basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
CLOs	$159	Discounted cash flows	Spread	234bps	258bps	257bps	Decrease
CMBS	276	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	203bps	637bps	303bps	Decrease
Corporate [4]	623	Discounted cash flows	Spread	125bps	1,227bps	278bps	Decrease
RMBS [3]	65	Discounted cash flows	Spread [6]	39bps	229bps	90bps	Decrease
			Constant prepayment rate [6]	4%	16%	8%	Decrease [5]
			Constant default rate [6]	1%	4%	3%	Decrease
			Loss severity [6]	—%	100%	64%	Decrease
[1]    The weighted average is determined based on the fair value of the securities.
[2]    Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[3]    Excludes securities for which the Company bases fair value on broker quotations.
[4]    Excludes securities for which the Company bases fair value on broker quotations; however, included are broker-priced lower-rated private placement securities for which the Company receives spread and yield information to corroborate the fair value. Amounts for December 31, 2022 include $306 of fixed maturities, FVO.
[5]    Decrease for above market rate coupons and increase for below market rate coupons.
[6]    Generally, a change in the assumption used for the constant default rate would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for constant prepayment rate and would have resulted in wider spreads.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The tables below exclude certain securities for which fair values are predominately based on independent broker quotes.

Significant Unobservable Inputs for Level 3 - Freestanding Derivatives
As of December 31, 2022 (Successor Company)
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
Macro hedge program [3]
Equity options	$65	Option model	Equity volatility	18%	64%	26%	Increase
Interest rate swaption	97	Option model	Interest rate volatility	1%	1%	1%	Increase
As of December 31, 2021 (Successor Company)
	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]
Interest rate derivatives
Interest rate swaps	$3	Discounted cash flows	Swap curve beyond 30 years	2%	2%	2%	Decrease
Interest rate swaptions	(3)	Option Model	Interest rate volatility	1%	1%	1%	Increase
Macro hedge program [3]
Equity options	(195)	Option model	Equity volatility	17%	63%	28%	Increase
Interest rate swaption	7	Option model	Interest rate volatility	1%	1%	1%	Increase
[1]    The weighted average is determined based on the fair value of the securities.
[2]    Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[3]    Excludes derivatives for which the Company bases fair value on broker quotations.
GMWB and FIA Embedded, Customized and Reinsurance Derivatives

GMWB Embedded Derivatives	The Company formerly offered certain variable annuity products with GMWB riders that provide the policyholder with a GRB which is generally equal to premiums less withdrawals. If the policyholder’s account value is reduced to a specified level through a combination of market declines and withdrawals but the GRB still has value, the Company is obligated to continue to make annuity payments to the policyholder until the GRB is exhausted. When payments of the GRB are not life-contingent, the GMWB represents an embedded derivative carried at fair value reported in other policyholder funds and benefits payable on the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains (losses).
FIA Embedded Derivative	The Company assumed through reinsurance FIA contracts that provide the policyholder with benefits that depend on the performance of market indices. Benefits in excess of contract guarantees represent an embedded derivative carried at fair value and reported in other policyholder funds and benefits payable on the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains (losses).
Freestanding Customized Derivatives	The Company previously held freestanding customized derivative contracts to provide protection from certain capital markets risks for the remaining term of specified blocks of GMWB riders written on a direct basis. These customized derivatives are based on policyholder behavior assumptions specified at the inception of the derivative contracts. The Company retained the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices. These derivatives were reported on the Consolidated Balance Sheets within other investments or other liabilities, as appropriate, after considering the impact of master netting agreements.
GMWB Reinsurance Derivative	The Company has reinsurance arrangements with affiliated and unaffiliated reinsurers in place to transfer a portion of its risk of loss due to GMWB. Certain of these arrangements are recognized as derivatives carried at fair value and reported in reinsurance recoverables on the Consolidated Balance Sheets. Changes in the fair value of the reinsurance agreements are reported in net realized capital gains (losses).
Valuation Techniques
Fair values for FIA and GMWB embedded derivatives, freestanding customized derivatives and reinsurance derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items. In valuing the GMWB embedded

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
derivative, the Company attributes to the derivative a portion of the expected fees to be collected over the expected life of the contract from the contract holder equal to the present value of future GMWB claims. The excess of fees collected from the contract holder in the current period over the portion of fees attributed to the embedded derivative in the current period are associated with the host variable annuity contract and reported in fee income.
Valuation Inputs
The fair value for each of the non-life contingent GMWBs, FIA embedded derivative, the freestanding customized derivatives and the GMWB reinsurance derivative is calculated as an aggregation of the following components: Best Estimate Benefits; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed, to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.
Best Estimate Benefits
The Best Estimate Benefits are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior.
Credit Standing Adjustment
The credit standing adjustment is an estimate of the adjustment to the fair value that market participants would require in determining fair value to reflect the risk that GMWB benefit obligations or the GMWB reinsurance recoverables will not be fulfilled. The Company incorporates a blend of estimates of peer company and reinsurer bond spreads and credit default spreads from capital markets, adjusted for market recoverability.
Margins
The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.

Valuation Inputs Used in Levels 2 and 3 Measurements for GMWB and FIA Embedded, Customized and Reinsurance Derivatives
Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs

• Risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates
• Correlations of 10 years of observed historical returns across underlying well-known market indices
• Correlations of historical index returns compared to separate account fund returns
• Equity index levels
• Market implied equity volatility assumptions
• Credit standing adjustment assumptions
• Option budgets

Assumptions about policyholder behavior, including:
• Withdrawal utilization
• Withdrawal rates
• Lapse rates
• Reset elections

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 GMWB Embedded, Customized and Reinsurance Derivatives
As of December 31, 2022 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal utilization [2]	—%	100%	62%	Increase
Withdrawal rates [3]	4%	8%	6%	Increase
Lapse rates [4]	—%	40%	3%	Decrease [8]
Reset elections [5]	—%	99%	10%	Decrease [8]
Equity volatility [6]	18%	28%	23%	Increase
Credit standing adjustment [7]	0.1%	0.3%	0.3%	Decrease
As of December 31, 2021 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal utilization [2]	—%	100%	62%	Increase
Withdrawal rates [3]	4%	8%	6%	Increase
Lapse rates [4]	—%	48%	5%	Decrease [8]
Reset elections [5]	—%	99%	8%	Decrease [8]
Equity volatility [6]	11%	25%	21%	Increase
Credit standing adjustment [7]	—%	0.2%	0.1%	Decrease
Significant Unobservable Inputs for Level 3 FIA Embedded Derivative
As of December 31, 2022 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal rates [3]	—%	15.9%	1.7%	Decrease
Lapse rates [4]	1.0%	25.0%	6.5%	Decrease
Option budgets [9]	0.5%	3.8%	1.6%	Increase
Credit standing adjustment [7]	—%	0.2%	0.1%	Decrease
As of December 31, 2021 (Successor Company)
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Weighted Average	Impact of Increase in Input on Fair Value Liability [1]
Withdrawal rates [3]	—%	16%	2%	Decrease
Lapse rates [4]	1%	34%	6%	Decrease
Option budgets [9]	1%	4%	2%	Increase
Credit standing adjustment [7]	—%	0.1%	0.1%	Decrease
[1]    Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[2]    Range represents assumed percentages of policyholders taking withdrawals.
[3]    Range represents assumed annual percentage of allowable amount withdrawn.
[4]    Range represents assumed annual percentages of policyholders electing a full surrender.
[5]    Range represents assumed annual percentages of eligible policyholders electing to reset their guaranteed benefit base.
[6]    Range represents implied market volatilities for equity indices based on multiple pricing sources.
[7]    Range represents Company credit spreads, adjusted for market recoverability.
[8]    The impact may be an increase for some contracts, particularly those with out of the money guarantees.
[9]    Range represents assumed annual budget for index options.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
Separate Account Assets
Separate account assets are primarily invested in mutual funds. Other separate account assets include fixed maturities, limited partnerships, equity securities, short-term investments and derivatives that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company. For limited partnerships in which fair value represents the separate account’s share of the NAV, 53% and 40% were subject to significant liquidation restrictions as of December 31, 2022 and 2021 (Successor Company), respectively. Total limited partnerships that do not allow any form of redemption were 0% as of December 31, 2022 (Successor Company) and 2021 (Successor Company), respectively. Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS and commercial mortgage loans.
Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs
The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 rollforwards may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The following tables present a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2022 (Successor Company), for which the Company used significant unobservable inputs (Level 3):

Fair Value Rollforwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of December 31, 2021	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2022
Assets
Fixed maturities, AFS
ABS	$—	$—	$(2)	$52	$(6)	$—	$—	$(3)	$41
CLOs	159	—	(1)	80	(54)	—	—	(75)	109
CMBS	276	—	(26)	68	(34)	—	—	(7)	277
Corporate	665	(2)	(43)	132	(137)	(10)	20	(6)	619
Foreign govt./govt. agencies	—	—	(1)	5	—	—	—	—	4
Municipal	1	—	—	—	—	—	—	—	1
RMBS	74	—	(1)	22	(26)	(19)	—	(33)	17
Total fixed maturities, AFS	1,175	(2)	(74)	359	(257)	(29)	20	(124)	1,068
Fixed Maturities, FVO	—	(21)	—	327	—	—	—	—	306
Equity securities, at fair value	21	6	—	8	(11)	—	—	—	24
LPs and other alternative investments, FVO	—	16	—	42	—	—	—	—	58
Freestanding derivatives
Interest rate	—	22	—	—	(22)	—	—	—	—
Macro hedge program	(188)	74	—	351	(89)	—	—	—	148
Total freestanding derivatives [5]	(188)	96	—	351	(111)	—	—	—	148
Short-term investments	75	—	—	192	(80)	—	—	(50)	137
Reinsurance recoverable for FIA options	—	(22)	—	123	(52)	—	—	—	49
Reinsurance recoverable for FIA embedded derivative	—	—	—	288	—	—	—	—	288
Reinsurance recoverable for GMWB	(8)	(14)	—	—	(109)	—	—	—	(131)
Separate accounts	79	(2)	—	99	—	(23)	—	(100)	53
Total assets	$1,154	$57	$(74)	$1,789	$(620)	$(52)	$20	$(274)	$2,000
(Liabilities)
Other policyholder funds and benefits payable
FIA embedded derivative	$(655)	$256	$—	$(13)	$27	$—	$—	$—	$(385)
GMWB embedded derivative	80	88	—	—	(37)	—	—	—	131
Total other policyholder funds and benefits payable	(575)	344	—	(13)	(10)	—	—	—	(254)
Funds withheld on modified coinsurance reinsurance contracts	—	—	—	(37)	—	—	—	—	(37)
Total liabilities	$(575)	$344	$—	$(50)	$(10)	$—	$—	$—	$(291)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the period of July 1, 2021 to December 31, 2021 (Successor Company), for which the Company used significant unobservable inputs (Level 3):

Fair Value Rollforwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of July 1, 2021	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of December 31, 2021
Assets
Fixed maturities, AFS
ABS	$8	$—	$—	$—	$—	$—	$—	$(8)	$—
CLOs	248	—	—	34	(64)	—	—	(59)	159
CMBS	143	—	(2)	136	(1)	—	—	—	276
Corporate	460	3	(2)	245	(30)	(11)	—	—	665
Municipal	—	—	—	—	—	—	1	—	1
RMBS	108	—	—	29	(29)	(19)	—	(15)	74
Total fixed maturities, AFS	967	3	(4)	444	(124)	(30)	1	(82)	1,175
Equity securities, at fair value	33	20	—	—	(32)	—	—	—	21
Freestanding derivatives
Interest rate	2	2	—	(4)	—	—	—	—	—
Total freestanding derivatives [5]	2	2	—	(4)	—	—	—	—	—
Reinsurance recoverable for GMWB	(6)	(8)	—	—	6	—	—	—	(8)
Short-term investments	14	—	—	88	(27)	—	—	—	75
Separate accounts	15	—	—	71	—	(5)	4	(6)	79
Total assets	$1,025	$17	$(4)	$599	$(177)	$(35)	$5	$(88)	$1,342
Liabilities
Freestanding derivatives
Macro hedge program	$(237)	$153	$—	$(1)	$(103)	$—	$—	$—	$(188)
Total freestanding derivatives [5]	(237)	153	—	(1)	(103)	—	—	—	(188)
Other policyholder funds and benefits payable
FIA embedded derivative	—	—	—	(655)	—	—	—	—	(655)
Guaranteed withdrawal benefits	77	29	—	—	(26)	—	—	—	80
Total other policyholder funds and benefits payable	77	29	—	(655)	(26)	—	—	—	(575)
Total liabilities	$(160)	$182	$—	$(656)	$(129)	$—	$—	$—	$(763)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)
The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the six months ended June 30, 2021 (Predecessor Company), for which the Company used significant unobservable inputs (Level 3):

Fair Value Rollforwards for Financial Instruments Classified as Level 3
		Total Realized/Unrealized Gains (Losses)
	Fair Value as of December 31, 2020	Included in Net Income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair Value as of June 30, 2021
Assets
Fixed maturities, AFS
ABS	$—	$—	$—	$10	$—	$—	$—	$(2)	$8
CLOs	259	—	—	50	(36)	—	—	(25)	248
CMBS	54	—	2	90	—	—	2	(5)	143
Corporate	328	—	(6)	132	(23)	(9)	53	(15)	460
RMBS	154	—	1	5	(34)	(15)	—	(3)	108
Total fixed maturities, AFS	795	—	(3)	287	(93)	(24)	55	(50)	967
Equity securities, at fair value	32	—	—	1	—	—	—	—	33
Freestanding derivatives
Interest rate	2	—	—	—	—	—	—	—	2
Total freestanding derivatives [5]	2	—	—	—	—	—	—	—	2
Reinsurance recoverable for GMWB	7	(19)	—	—	6	—	—	—	(6)
Short-term investments	22	—	—	2	(10)	—	—	—	14
Separate accounts	20	—	—	2	—	(4)	2	(5)	15
Total assets	$878	$(19)	$(3)	$292	$(97)	$(28)	$57	$(55)	$1,025
Liabilities
Freestanding derivatives
Macro hedge program	$(441)	$385	$—	$12	$(193)	$—	$—	$—	$(237)
Total freestanding derivatives [5]	(441)	385	—	12	(193)	—	—	—	(237)
Other policyholder funds and benefits payable
Guaranteed withdrawal benefits	21	82	—	—	(26)	—	—	—	77
Total other policyholder funds and benefits payable	21	82	—	—	(26)	—	—	—	77
Total liabilities	$(420)	$467	$—	$12	$(219)	$—	$—	$—	$(160)
[1]    The Company classifies realized and unrealized gains (losses) on FIA and GMWB reinsurance derivatives and GMWB embedded derivatives as unrealized gains (losses) for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains (losses) for these derivatives and embedded derivatives.
[2]    Amounts in these columns are generally reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.
[3]    All amounts are before income taxes and amortization.
[4]    Transfers in and/or (out) of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs.
[5]    Derivative instruments are reported in this table on a net basis for asset (liability) positions and reported on the Consolidated Balance Sheets in other investments and other liabilities.
[6]    Includes both market and non-market impacts in deriving realized and unrealized gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Changes in Unrealized Gains (Losses) Included in Net Income for Financial Instruments Classified as Level 3 Still Held at End of Period [1] [2]
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
Assets
Fixed maturities, AFS
Corporate	$(2)	$—	$—
Total fixed maturities, AFS	(2)	—	—
Fixed maturities, FVO	(21)	—	—
Equity securities, at fair value	—	—	—
Limited partnerships and other alternative investments, FVO	16	—	—
Freestanding derivatives
Interest rate	(3)	2	(40)
Macro hedge program	42	—	—
Total freestanding derivatives	39	2	(40)
Reinsurance recoverable for FIA options	(22)	—	—
Reinsurance recoverable for GMWB	(14)	(8)	(19)
Separate accounts	(2)	—	—
Total assets	(6)	(6)	(59)
(Liabilities)
Freestanding derivatives
Macro hedge program	—	(63)	(121)
Total freestanding derivatives	—	(63)	(121)
Other policyholder funds and benefits payable
FIA embedded derivative	256	—	—
GMWB embedded derivative	101	29	82
Total other policyholder funds and benefits payable	357	29	82
Total liabilities	$357	$(34)	$(39)
[1]    All amounts presented are reported in net realized capital gains (losses).The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization.
[2]    Amounts presented are for Level 3 only and therefore may not agree to other disclosures included herein.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
2. Fair Value Measurements (continued)

Changes in Unrealized Gains (Losses) Included in OCI for Financial Instruments Classified as Level 3 Still Held at End of Period [1]
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021
Assets
Fixed maturities, AFS
ABS	$(2)	$—	$—
CLOs	(1)	—	—
CMBS	(26)	(2)	3
Corporate	(43)	(2)	(4)
RMBS	(2)	—	1
Total fixed maturities, AFS	(74)	(4)	—
Total assets	$(74)	$(4)	$—
[1]    Changes in unrealized gains (losses) on fixed maturities, AFS are reported in changes in net unrealized gain on fixed maturities, AFS on the Consolidated Statements of Comprehensive Income (Loss).

Financial Assets and Liabilities Not Carried at Fair Value
	Fair Value Hierarchy Level	Successor Company
		Carrying Amount [1]	Fair Value	Carrying Amount [1]	Fair Value
		December 31, 2022		December 31, 2021
Assets
Policy loans	Level 3	$1,495	$1,495	$1,484	$1,484
Mortgage loans [1]	Level 3	$2,520	$2,232	$2,131	$2,138
Liabilities
Other policyholder funds and benefits payable [2]	Level 3	$4,834	$4,271	$5,137	$4,792
Funds withheld liability	Level 3	$11,967	$11,967	$6,379	$6,379
[1]    As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the carrying amount of mortgage loans was net of ACL of $15 and $12, respectively.
[2]    Excludes group accident and health and universal life insurance contracts, including Corporate Owned Life Insurance ("COLI").

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments

Net Investment Income
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
(Before tax)
Fixed maturities [1]	$620	$174	$243	$518
Equity securities	10	10	2	7
Mortgage loans	74	32	45	92
Policy loans	82	36	40	82
Limited partnerships and other alternative investments	168	259	216	130
Other [2]	(146)	1	1	13
Investment expense	(30)	(14)	(13)	(26)
Total net investment income	$778	$498	$534	$816
[1]    Includes net investment income on short-term investments and excludes amounts related to fixed maturities where the FVO was elected.
[2]    Includes income from derivatives that qualify for hedge accounting and hedge fixed maturities along with income on assets from the COLI block of business. Includes a portion of the change in funds withheld liability, due to the risk-free rate on the host contract on modified coinsurance.

Net Realized Capital Gains (Losses)
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
(Before tax)
Gross gains on sales	$2	$14	$55	$166
Gross losses on sales	(532)	(20)	(8)	(32)
Net realized gains (losses) on sales of equity securities	5	19	—	—
Change in net unrealized gains (losses) on equity securities [1]	(24)	(2)	—	1
Net credit losses on fixed maturities, AFS	(1)	—	—	(1)
Change in ACL on mortgage loans	(3)	—	6	(8)
Intent-to-sell impairments	—	—	—	(6)
Change in fair value of fixed maturities, FVO	(21)
Change in fair value of LPs and other alternative investments, FVO	16
FIA embedded derivative	270
FIA hedging program	(247)
GMWB derivatives, net				82
Variable annuity macro hedge program	(1)	(67)	(243)	(414)
Transactional foreign currency revaluation	—	—	—	3
Non-qualifying foreign currency derivatives	7	5	(2)	(7)
Modified coinsurance reinsurance derivative contracts	1,136	15	22	(50)
Other, net [2]	(290)	16	(72)	192
Net realized capital gains (losses)	$317	$(20)	$(242)	$(74)
[1]     The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2022, were $(24) for the year ended December 31, 2022 (Successor Company). The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of December 31, 2021, were $(3) for the period of July 1, 2021 to December 31, 2021 (Successor Company). The net unrealized gains (losses) on equity securities included in net realized capital gains (losses) related to equity securities still held as of June 30, 2021 , were $1 for the six months ended June 30, 2021 (Predecessor Company). The net unrealized gains (losses) on equity securities included in net

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
realized capital gains (losses) related to equity securities still held as of December 31, 2020 were $4 for year ended December 31, 2020 (Predecessor Company).
[2] Includes gains (losses) on non-qualifying derivatives, excluding foreign currency derivatives, of $833 for the year ended December 31, 2022 (Successor Company), $37 for the period of July 1, 2021 to December 31, 2021 (Successor Company), $(54) for the six months ended June 30, 2021 (Predecessor Company) and $149 for the year ended December 31, 2020 (Predecessor).

Sales of AFS Securities
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020

Fixed maturities, AFS
Sale proceeds	$5,897	$2,372	$1,007	$1,789
Gross gains	2	14	55	165
Gross losses	(531)	(16)	(8)	(31)
Sales of fixed maturities, AFS in 2022 were primarily a result of strategic asset allocations, tactical changes to the portfolio driven by changing market conditions, and duration and liquidity management.
Accrued Interest Receivable on Fixed Maturities, AFS and Mortgage Loans
As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company reported accrued interest receivable related to fixed maturities, AFS of $183 and $178, respectively, and accrued interest receivable related to mortgage loans of $8 and $6, respectively. These amounts are recorded in other assets on the Consolidated Balance Sheets and are not included in the carrying value of the fixed maturities or mortgage loans. The Company does not include the current accrued interest receivable balance when estimating the ACL. The Company has a policy to write-off accrued interest receivable balances that are more than 90 days past due. Write-offs of accrued interest receivable are recorded as a credit loss component of realized capital gains and losses.
Interest income on fixed maturities and mortgage loans is accrued unless it is past due over 90 days or management deems the interest uncollectible.
Recognition and Presentation of Intent-to-Sell Impairments and ACL on Fixed Maturities, AFS
The Company will record an "intent-to-sell impairment" as a reduction to the amortized cost of fixed maturities, AFS in an unrealized loss position if the Company intends to sell or it is more likely than not that the Company will be required to sell the fixed maturity before a recovery in value. A corresponding charge is recorded in net realized capital losses equal to the difference between the fair value on the impairment date and the amortized cost basis of the fixed maturity before recognizing the impairment.
For fixed maturities where a credit loss has been identified and no intent-to-sell impairment has been recorded, the Company will record an ACL for the portion of the unrealized loss related to the credit loss. Any remaining unrealized loss on a fixed maturity after recording an ACL is the non-credit amount and is recorded in OCI. The ACL is the excess of the amortized cost over the greater of the Company's best estimate of the present value of expected future cash flows or the security's fair value. Cash flows are discounted at the effective yield that is used to record interest income. The ACL cannot exceed the unrealized loss and, therefore, it may fluctuate with changes in the fair value of the fixed maturity if the fair value is greater than the Company's best estimate of the present value of expected future cash flows. The initial ACL and any subsequent changes are recorded in net realized capital gains and losses. The ACL is written off against the amortized cost in the period in which all or a portion of the related fixed maturity is determined to be uncollectible.
Developing the Company’s best estimate of expected future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions regarding the future performance. The Company's considerations include, but are not limited to (a) changes in the financial condition of the issuer and/or the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.
For non-structured securities, assumptions include, but are not limited to, economic and industry-specific trends and fundamentals, instrument-specific developments including changes in credit ratings, industry earnings multiples and the issuer’s ability to restructure, access capital markets, and execute asset sales.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
For structured securities, assumptions include, but are not limited to, various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ratios ("LTV"), average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.

ACL on Fixed Maturities, AFS by Type for the Year Ended December 31, 2022 (Successor Company)
(Before tax)	Corporate	Total
Balance, beginning of period	$—	$—
Credit losses on fixed maturities where an allowance was not previously recorded	1	1
Write-offs charged against the allowance	(1)	(1)
Balance, end of period	$—	$—

ACL on Fixed Maturities, AFS by Type for the Period of July 1, 2021 to December 31, 2021 (Successor Company)
(Before tax)	Corporate	Total
Balance, beginning of period	$—	$—
Credit losses on fixed maturities where an allowance was not previously recorded	—	—
Balance, end of period	$—	$—

ACL on Fixed Maturities, AFS by Type for the Six Months Ended June 30, 2021 (Predecessor Company)
(Before tax)	Corporate	Total
Balance, beginning of period	$1	$1
Credit losses on fixed maturities where an allowance was not previously recorded	—	—
Balance, end of period	$1	$1
Fixed Maturities, AFS

Fixed Maturities, AFS by Type
	Successor Company
	December 31, 2022					December 31, 2021
	Amortized Cost	ACL	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Amortized Cost	ACL	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
ABS	$276	$—	$—	$(22)	$254	$260	$—	$—	$(2)	$258
CLOs	703	—	—	(27)	676	945	—	—	(1)	944
CMBS	1,724	—	1	(211)	1,514	2,345	—	4	(14)	2,335
Corporate	12,565	—	2	(2,326)	10,241	13,380	—	50	(73)	13,357
Foreign government/government agencies	377	—	—	(62)	315	365	—	1	(4)	362
Municipal bonds	1,309	—	—	(269)	1,040	1,452	—	10	(6)	1,456
RMBS	503	—	—	(86)	417	818	—	—	(7)	811
U.S. Treasuries	1,232	—	—	(306)	926	1,421	—	28	(1)	1,448
Total fixed maturities, AFS	$18,689	$—	$3	$(3,309)	$15,383	$20,986	$—	$93	$(108)	$20,971

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Fixed Maturities, AFS by Contractual Maturity Year
	Successor Company
	December 31, 2022		December 31, 2021
Contractual Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$445	$437	$341	$341
Over one year through five years	2,392	2,214	2,904	2,890
Over five years through ten years	4,438	3,732	5,248	5,241
Over ten years	8,209	6,140	8,125	8,151
Subtotal	15,484	12,523	16,618	16,623
Mortgage-backed, CLOs and ABS	3,205	2,860	4,368	4,348
Total fixed maturities, AFS	$18,689	$15,383	$20,986	$20,971
Estimated maturities may differ from contractual maturities due to call or prepayment provisions. Due to the potential for variability in payment speeds (i.e. prepayments or extensions), mortgage-backed and asset-backed securities are not categorized by contractual maturity.
Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. The Company evaluated its investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholders' equity. As of December 31, 2022 (Successor Company), we are providing the top 25 investment concentrations, other than the U.S. government and certain U.S. government agencies and commercial mortgage loans, due to the size of our investment portfolio in comparison to our stockholders’ equity as of December 31, 2022. As of December 31, 2021 (Successor Company), the Company did not have any credit concentration risk of a single issuer greater than 10% of the Company's stockholders' equity.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Top 25 Investment Holdings by Issuer	Market Value
Pacific Investment Management LLC	$347
Madison Capital Funding	195
Harbourvest	131
Bank of America	121
Twin Brook Capital Partners	104
Oracle Corporation	95
Whitehorse Liquidity Partners	91
Mitsubishi UFJ Financial Group	90
Citigroup	88
Mizuho Financial Group	87
J.P. Morgan & Co.	85
International Business Machines Corporation	84
Boeing Company	82
Goldman Sachs Group, Inc.	75
Wells Fargo & Company	74
Sumitomo Mitsui Financial Group	73
UnitedHealth Group Inc.	70
Walt Disney Company	70
Strategic Partners VIII L.P.	69
T-Mobile US, Inc	69
Deutsche Telekom International Finance B.V.	66
Amgen Inc.	65
Gridiron Capital Fund III LP	65
ING Group	63
Strategic Partners Touchdown Holdings L.P.	$62
Unrealized Losses on Fixed Maturities, AFS

Unrealized Loss Aging for Fixed Maturities, AFS by Type and Length of Time as of December 31, 2022
Successor Company
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
ABS	$96	$(5)	$162	$(17)	$258	$(22)
CLOs	644	(27)	11	—	655	(27)
CMBS	819	(102)	682	(109)	1,501	(211)
Corporate	6,659	(1,544)	3,412	(782)	10,071	(2,326)
Foreign government/government agencies	185	(41)	128	(21)	313	(62)
Municipal	859	(219)	180	(50)	1,039	(269)
RMBS	123	(20)	293	(66)	416	(86)
U.S. Treasuries	864	(293)	63	(13)	927	(306)
Total fixed maturities, AFS in an unrealized loss position	$10,249	$(2,251)	$4,931	$(1,058)	$15,180	$(3,309)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Unrealized Loss Aging for Fixed Maturities, AFS by Type and Length of Time as of December 31, 2021
Successor Company
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
ABS	$252	$(2)	$—	$—	$252	$(2)
CLOs	751	(1)	—	—	751	(1)
CMBS	961	(14)	—	—	961	(14)
Corporate	5,788	(73)	—	—	5,788	(73)
Foreign government/government agencies	173	(4)	—	—	173	(4)
Municipal	337	(6)	—	—	337	(6)
RMBS	537	(7)	—	—	537	(7)
U.S. Treasuries	217	(1)	—	—	217	(1)
Total fixed maturities, AFS in an unrealized loss position	$9,016	$(108)	$—	$—	$9,016	$(108)
As of December 31, 2022 (Successor Company), fixed maturities, AFS in an unrealized loss position consisted of 4,426 instruments, and were primarily depressed due to higher interest rates and/or wider credit spreads since the purchase and/or application of pushdown accounting dates. As of December 31, 2022 (Successor Company), 57% of these fixed maturities were depressed less than 20% of cost or amortized cost. The increase in unrealized losses during 2022, was primarily attributable to higher interest rates and wider credit spreads.
Most of the fixed maturities depressed for twelve months or more relate to the corporate sector which were primarily depressed because current rates are higher and/or market spreads are wider than at the respective purchase and/or application of pushdown accounting dates. The Company neither has an intention to sell nor does it expect to be required to sell the fixed maturities outlined in the preceding discussion. The decision to record credit losses on fixed maturities, AFS in the form of an ACL requires us to make qualitative and quantitative estimates of expected future cash flows. Actual cash flows could deviate significantly from our expectations resulting in realized losses in future periods.
Mortgage Loans
ACL on Mortgage Loans
The Company reviews mortgage loans on a quarterly basis to estimate the ACL, with changes in the ACL recorded in net realized capital gains (losses). Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level under multiple economic scenarios. The scenarios use macroeconomic data provided by an internationally recognized economics firm that generates forecasts of varying economic factors such as GDP growth, unemployment and interest rates. The economic scenarios are projected over 10 years. The first two years to four years of the 10-year period assume a specific modeled economic scenario (including moderate upside, moderate recession and severe recession scenarios) and then revert to historical long-term assumptions over the remaining period. Using these economic scenarios, the forecasting model projects property-specific operating income and capitalization rates used to estimate the value of a future operating income stream. The operating income and the property valuations derived from capitalization rates are compared to loan payment and principal amounts to create debt-service coverage ratios ("DSCRs") and LTVs over the forecast period. The Company's process also considers qualitative factors. The model overlays historical data about mortgage loan performance based on DSCRs and LTVs and projects the probability of default, amount of loss given a default and resulting expected loss through maturity for each loan under each economic scenario. Economic scenarios are probability-weighted based on a statistical analysis of the forecasted economic factors and qualitative analysis. The Company records the change in the ACL on mortgage loans based on the weighted-average expected credit losses across the selected economic scenarios.
When a borrower is experiencing financial difficulty, including when foreclosure is probable, the Company measures an ACL on individual mortgage loans. The ACL is established for any shortfall between the amortized cost of the loan and the fair value of the collateral less costs to sell. Estimates of collectibility from an individual borrower require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower's ability to pay and/or the value of underlying collateral such as changes in projected property value estimates. As of December 31, 2022 (Successor

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Company) and December 31, 2021 (Successor Company), the Company did not have any mortgage loans for which an ACL was established on an individual basis.
There were no mortgage loans held-for-sale as of December 31, 2022 (Successor Company) or 2021 (Successor Company). In addition, as of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company had no mortgage loans that have had extensions or restructurings other than what is allowable under the original terms of the contract.

ACL on Mortgage Loans
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020

Beginning balance	$12	$—	$17	$—
Cumulative effect of accounting changes [1]				9
Cumulative effect of pushdown accounting		12
Adjusted beginning balance ACL	12	12	17	9
Current period provision (release)	3	—	(6)	8
Ending balance	$15	$12	$11	$17
[1] Represents the establishment of an ACL due to the adoption of expected credit loss accounting guidance. Refer to Note 1 - Basis of Presentation and Significant Accounting Policies for additional information.
The increase in the allowance for the year ended December 31, 2022 (Successor Company) was primarily attributable to the deteriorating economic conditions and the potential impact on real estate property valuations and, to a lesser extent, net additions of new loans. The increase in the allowance for the period of July 1, 2021 to December 31, 2021 (Successor Company) was the result of pushdown accounting. The decrease in the allowance for the six months ended June 30, 2021 (Predecessor Company), is the result of improved economic scenarios, including improved GDP growth and unemployment, and higher property valuations as compared to the prior periods. During 2020 (Predecessor Company), the Company increased the estimate of the ACL in response to significant economic stress experienced as a result of the COVID-19 pandemic.
The weighted-average LTV ratio of the Company’s mortgage loan portfolio was 62% as of December 31, 2022 (Successor Company), while the weighted-average LTV ratio at origination of these loans was 53%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan with property values based on appraisals updated no less than annually. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property's net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments and are updated no less than annually through reviews of underlying properties.

Mortgage Loans LTV & DSCR by Origination Year as of December 31, 2022 (Successor Company)
	2022		2021		2020		2019		2018		2017 & Prior		Total
Loan-to-Value	Amortized Cost	Avg. DSCR [2]	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost [1]	Avg. DSCR [2]
Greater than 80%	$54	—x	$—	—x	$—	—x	$—	—x	$—	—x	$41	2.09x	$95	2.09x
65% - 80%	10	2.02x	21	2.51x	14	2.79x	27	2.08x	116	1.28x	60	1.77x	248	1.71x
Less than 65%	461	2.47x	379	2.76x	166	2.65x	220	2.92x	181	2.14x	785	2.74x	2,192	2.67x
Total mortgage loans	$525	2.45x	$400	2.74x	$180	2.66x	$247	2.83x	$297	1.80x	$886	2.64x	$2,535	2.55x
[1]    As of December 31, 2022 (Successor Company), the amortized cost of mortgage loans excludes ACL of $15.
[2] Ratios exclude certain single family residential mortgage loans.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)

Mortgage Loans LTV & DSCR by Origination Year as of December 31, 2021 (Successor Company)
	2021		2020		2019		2018		2017		2016 & Prior		Total
Loan-to-Value	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost	Avg. DSCR	Amortized Cost [1]	Avg. DSCR
65% - 80%	$7	2.37x	$18	2.62x	$25	1.55x	$43	1.00x	$41	1.94x	$37	1.23x	$171	1.60x
Less than 65%	378	2.68x	160	2.43x	234	2.89x	270	2.00x	235	2.27x	695	2.54x	1,972	2.50x
Total mortgage loans	$385	2.68x	$178	2.45x	$259	2.76x	$313	1.86x	$276	2.22x	$732	2.47x	$2,143	2.42x
[1] As of December 31, 2021 (Successor Company), the amortized cost of mortgage loans excludes ACL of $12.

Mortgage Loans by Region
	Successor Company
	December 31, 2022		December 31, 2021
	Amortized Cost [1]	Percent of Total	Amortized Cost [1]	Percent of Total
East North Central	$74	2.9%	$78	3.6%
East South Central	32	1.3%	20	0.9%
Middle Atlantic	194	7.7%	152	7.1%
Mountain	185	7.3%	142	6.6%
New England	82	3.2%	87	4.1%
Pacific	535	21.1%	559	26.1%
South Atlantic	694	27.4%	627	29.3%
West South Central	180	7.1%	184	8.6%
Other [2]	559	22.0%	294	13.7%
Total mortgage loans	$2,535	100%	$2,143	100%
[1]    As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the amortized cost of mortgage loans excludes ACL of $15 and $12, respectively.
[2]    Primarily represents loans collateralized by multiple properties in various regions.

Mortgage Loans by Property Type
	Successor Company
	December 31, 2022		December 31, 2021
	Amortized Cost [1]	Percent of Total	Amortized Cost [1]	Percent of Total
Commercial
Industrial	$787	31.0%	$711	33.2%
Multifamily	669	26.4%	590	27.5%
Office	383	15.1%	423	19.7%
Retail	443	17.5%	403	18.8%
Single Family	253	10.0%	16	0.8%
Total mortgage loans	$2,535	100%	$2,143	100%
[1]    As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the amortized cost of mortgage loans excludes ACL of $15 and $12, respectively.
Past-Due Mortgage Loans
Mortgage loans are considered past due if a payment of principal or interest is not received according to the contractual terms of the loan agreement, which typically includes a grace period. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company held no mortgage loans considered past due.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
Purchased Financial Assets with Credit Deterioration
Purchased financial assets with credit deterioration ("PCD") are purchased financial assets with a “more-than-insignificant” amount of credit deterioration since origination. PCD assets are assessed only at initial acquisition date and for any investments identified, the Company records an allowance at acquisition with a corresponding increase to the amortized cost basis. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company held no PCD fixed maturities, AFS or mortgage loans.
Variable Interest Entities
The Company is engaged with various special purpose entities and other entities that are deemed to be variable interest entities ("VIEs") primarily as an investor through normal investment activities.
A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE on the Company’s Consolidated Financial Statements. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company did not hold any VIEs for which it was the primary beneficiary.
Non-Consolidated VIEs
The Company, through normal investment activities, makes passive investments in limited partnerships and other alternative investments. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments. The Company’s maximum exposure to loss as of December 31, 2022 (Successor Company) and 2021 (Successor Company) is limited to the total carrying value of $1.3 billion and $1.1 billion, respectively, which are included in limited partnerships and other alternative investments on the Company's Consolidated Balance Sheets. As of December 31, 2022(Successor Company) and 2021 (Successor Company), the Company had outstanding commitments totaling $410 and $419, respectively, whereby the Company is committed to fund these investments and may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. These investments are generally of a passive nature in that the Company does not take an active role in management.
In addition, the Company makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are included in ABS, CLOs, CMBS, and RMBS and are reported in fixed maturities, AFS on the Company’s Consolidated Balance Sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIEs, the Company’s inability to direct the activities that most significantly impact the economic performance of the VIEs, and, where applicable, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.
Repurchase Agreements and Other Collateral Transactions
The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through repurchase agreements.
Repurchase Agreements
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. The maturity of these transactions is generally of ninety days or less. Repurchase agreements include master netting provisions that provide both parties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company's current positions do not meet the specific conditions for net presentation.
Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred under specified conditions and

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's Consolidated Balance Sheets. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's Consolidated Balance Sheets.
From time to time, the Company enters into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The maturity of these transactions is generally within one year. The agreements require additional collateral to be transferred to the Company under specified conditions and the Company has the right to sell or re-pledge the securities received. The Company accounts for reverse repurchase agreements as collateralized financing. The receivable for reverse repurchase agreements is included within short-term investments on the Company's Consolidated Balance Sheets.

Repurchase Agreements
	Successor Company
	December 31, 2022	December 31, 2021
	Fair Value	Fair Value
Repurchase agreements:
Gross amount of recognized liabilities for repurchase agreements	$564	$663
Gross amount of collateral pledged related to repurchase agreements [1]	$577	$679
Gross amount of recognized receivables for reverse repurchase agreements [2]	$7	$44
[1]    Collateral pledged is included within fixed maturities, AFS and short-term investments on the Company's Consolidated Balance Sheets.
[2]    Collateral received is included within short-term investments on the Company's Consolidated Balance Sheets.
Other Collateral Transactions
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the fair value of securities on deposit was $20 and $26, respectively.
For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivatives of Notes to Consolidated Financial Statements.
Equity Method Investments
The majority of the Company's investments in limited partnerships and other alternative investments, including hedge funds, mortgage and real estate funds, and private equity and other funds (collectively, “limited partnerships”), are accounted for under the equity method of accounting. The Company recognized total equity method income of $168 for the year ended December 31, 2022 (Successor Company), $259 for the period of December 31, 2021 (Successor Company), $216 for the six months ended June 30, 2021 (Predecessor Company) and $130 for the year ended December 31, 2020 (Predecessor Company). Equity method income is reported in net investment income. The Company’s maximum exposure to loss as of December 31, 2022 (Successor Company) is limited to the total carrying value of $1.3 billion. In addition, the Company has outstanding commitments totaling approximately $410, to fund limited partnership and other alternative investments as of December 31, 2022 (Successor Company).
The Company’s investments in limited partnerships are generally of a passive nature in that the Company does not take an active role in the management of the limited partnerships. In 2022, aggregate investment income (losses) from limited partnerships and other alternative investments exceeded 10% of the Company’s pre-tax consolidated net income. Accordingly, the Company is disclosing aggregated summarized financial data for the Company’s limited partnership investments, including those investments that would have been accounted for under the equity method if the Company had not chosen to elect the FVO. This aggregated summarized financial data does not represent the Company’s proportionate share of limited partnership assets or earnings. Aggregate total assets of the limited partnerships in which the Company invested totaled $172.7 billion and $171.1 billion as of December 31, 2022 (Successor Company) and 2021 (Successor Company), respectively. Aggregate total liabilities of the limited partnerships in which the Company invested totaled $28.6 billion and $30.8 billion as of December 31, 2022 (Successor Company) and 2021 (Successor Company), respectively. Aggregate net investment income (loss) of the limited partnerships in which the Company invested totaled $1.9 billion, $2.0 billion and $1.0 billion for the years ended December 31, 2022 (Successor Company), December 31, 2021 (Successor Company) and 2020 (Predecessor Company), respectively. Aggregate net income excluding net investment income of the

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
3. Investments (continued)
limited partnerships in which the Company invested totaled $4.7 billion (Successor Company), $31.4 billion, and $5.9 billion for the years ended December 31, 2022 (Successor Company), 2021 (Successor Company) and 2020 (Predecessor Company), respectively. As of, and for the year ended, December 31, 2022 (Successor Company), the aggregated summarized financial data reflects the latest available financial information.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives
Derivative Instruments
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, credit spread, issuer default, price, and currency exchange rate risk or volatility. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies. The Company also may enter into and has previously issued financial instruments and products that either are accounted for as freestanding derivatives, such as certain reinsurance contracts, or as embedded derivative instruments, such as certain GMWB riders included with certain variable annuity products.
Strategies that Qualify for Hedge Accounting
Some of the Company's derivatives satisfy hedge accounting requirements as outlined in Note 1 - Basis of Presentation and Significant Accounting Policies of these financial statements. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. As a result of pushdown accounting, derivative instruments that previously qualified for hedge accounting were de-designated and recorded at fair value through adjustments to additional paid-in capital at the acquisition date. The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates. Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.
Non-Qualifying Strategies
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's variable annuity products as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.
The non-qualifying strategies include:
Interest Rate Swaps, Swaptions and Futures
The Company uses interest rate swaps, swaptions and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the notional amount of interest rate swaps in offsetting relationships was $276 and $506, respectively.
Foreign Currency Swaps and Forwards
The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash.
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty or the Company should the referenced security issuers experience a credit event, as defined in the contract. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Equity Index Swaps and Options
The Company enters into equity index options to hedge the impact of a decline in the equity markets on the investment portfolio.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)
Macro Hedge Program
The Company utilizes equity swaps, options and futures as well as interest rate swaps to provide protection against the statutory tail scenario risk to the Company's statutory surplus arising from higher GMDB claims, as well as lower variable annuity fee revenue.
GMWB Derivatives, net
The Company formerly offered certain variable annuity products with GMWB riders. The GMWB product is a bifurcated embedded derivative (“GMWB product derivatives”) that has a notional value equal to the GRB. The Company uses reinsurance contracts to transfer a portion of its risk of loss due to GMWB. The reinsurance contracts covering GMWB (“GMWB reinsurance contracts”) are accounted for as freestanding derivatives with a notional amount equal to the GRB reinsured.
FIA Embedded Derivative
The Company has assumed through reinsurance, certain FIA products with index-based crediting that constitutes an embedded derivative. The cedant hedges this risk and provides the benefits of this hedging as part of the reinsurance settlements.
Ceded Modified Coinsurance Reinsurance Contracts
As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company had approximately $645 and $775, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in trust accounts established by the Company. The Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value of investments subject to interest rate and credit risk. The notional amount of the embedded derivative reinsurance contracts are the invested assets which are carried at fair value and support the reinsured reserves. A funds withheld liability is recorded for funds contractually withheld by the Company under funds withheld modified coinsurance arrangements in which the Company is the cedant.
Derivative Balance Sheet Classification
For reporting purposes, the Company has elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in the table below. The Company’s derivative instruments are held for risk management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the FVO.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

	Net Derivatives				Asset Derivatives		Liability Derivatives
	Notional Amount		Fair Value		Fair Value		Fair Value
	Successor Company		Successor Company		Successor Company		Successor Company
Hedge Designation/Derivative Type	Dec 31, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021
Cash flow hedges
Interest rate swaps	$250	$100	$—	$—	$—	$—	$—	$—
Total cash flow hedges	250	100	—	—	—	—	—	—
Non-qualifying strategies
Interest rate contracts
Interest rate swaps and futures	1,363	3,074	(1)	(7)	3	19	(4)	(26)
Foreign exchange contracts
Foreign currency swaps and forwards	161	161	15	9	16	10	(1)	(1)
Credit contracts
Credit derivatives that assume credit risk	500	100	4	2	4	2	—	—
Variable annuity hedge program
GMWB product derivatives [1]	6,308	7,086	131	80	131	100	—	(20)
GMWB reinsurance contracts	1,397	1,555	(131)	(8)	—	—	(131)	(8)
GMWB hedging instruments	—	—	—	—	—	—	—	—
Macro hedge program	22,823	22,991	211	(213)	506	145	(295)	(358)
Fixed indexed annuities
FIA product derivative [1] [2]	—	—	(385)	(655)	—	—	(385)	(655)
FIA reinsurance contracts [2]	—	—	288	—	288	—	—	—
Other
Modified coinsurance reinsurance contracts [2]	—	—	1,647	15	1,647	15	—	—
Total non-qualifying strategies	32,552	34,967	1,779	(777)	2,595	291	(816)	(1,068)
Total cash flow hedges and non-qualifying strategies	$32,802	$35,067	$1,779	$(777)	$2,595	$291	$(816)	$(1,068)
Balance Sheet Location
Fixed maturities, AFS	$56	$56	$—	$—	$—	$—	$—	$—
Other investments	11,998	8,163	195	43	237	91	(42)	(48)
Other liabilities	13,043	18,206	34	(252)	292	85	(258)	(337)
Reinsurance recoverables	1,397	1,556	286	7	417	15	(131)	(8)
Funds withheld liability	—	—	1,518	—	1,518	—	—	—
Other policyholder funds and benefits payable	6,308	7,086	(254)	(575)	131	100	(385)	(675)
Total derivatives	$32,802	$35,067	$1,779	$(777)	$2,595	$291	$(816)	$(1,068)
[1] These derivatives are embedded within liabilities and are not held for risk management purposes.
[2] For certain assumed and ceded reinsurance agreements the notional value is not indicative of the volume of activity. Refer to Note 5 - Reinsurance for additional information regarding the activity which generated the value of the embedded derivative.

Offsetting of Derivative Assets/Liabilities
The following tables present the gross fair value amounts, the amounts offset, and net position of derivative instruments eligible for offset on the Company's Consolidated Balance Sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under U.S. GAAP.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Offsetting Derivative Assets and Liabilities
	(i)	(ii)	(iii) = (i) - (ii)		(iv)	(v) = (iii) - (iv)
			Net Amounts Presented on the Statement of Financial Position		Collateral Disallowed for Offset on the Statement of Financial Position
	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset on the Statement of Financial Position	Derivative Assets [1] (Liabilities) [2]	Accrued Interest and Cash Collateral (Received) [3] Pledged [2]	Financial Collateral (Received) Pledged [4]	Net Amount
As of December 31, 2022 (Successor Company)
Other investments	$529	$446	$195	$(112)	$68	$15
Other liabilities	(300)	(195)	34	(139)	(103)	(2)
As of December 31, 2021 (Successor Company)
Other investments	$176	$162	$43	$(29)	$5	$9
Other liabilities	(385)	(134)	(252)	1	(251)	—
[1]    Included in other invested assets on the Company's Consolidated Balance Sheets.
[2]    Included in other liabilities on the Company's Consolidated Balance Sheets and is limited to the net derivative payable associated with each counterparty.
[3]    Included in other investments on the Company's Consolidated Balance Sheets and is limited to the net derivative receivable associated with each counterparty.
[4]    Excludes collateral associated with exchange-traded derivative instruments.
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.

Derivatives in Cash Flow Hedging Relationships
Pre-Tax Gain (Loss) Recognized in OCI
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020

Interest rate swaps	$(35)	$—	$—	$—
Foreign currency swaps	—	—	—	(2)
Total	$(35)	$—	$—	$(2)

Derivatives in Cash Flow Hedging Relationships (Successor Company)
Gain (Loss) Reclassified from AOCI into Income
	For the Year Ended December 31, 2022		For the Period of July 1, 2021 to December 31, 2021
	Net Realized Capital Gains	Net Investment Income	Net Realized Capital Losses	Net Investment Income
Interest rate swaps	$—	$(1)	$—	$—
Foreign currency swaps	—	—	—	—
Total	$—	$(1)	$—	$—
Total amounts presented in the Consolidated Statements of Operations	$317	$778	$(20)	$498

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Derivatives in Cash Flow Hedging Relationships (Predecessor Company)
Gain or (Loss) Reclassified from AOCI into Income
	For the Six Months Ended June 30, 2021		For the Years Ended December 31, 2020
	Net Realized Capital Losses	Net Investment Income	Net Realized Capital Losses	Net Investment Income
Interest rate swaps	$—	$—	$—	$—
Foreign currency swaps	(1)	—	—	—
Total	(1)	—	—	—
Total amounts presented in the Consolidated Statements of Operations	$(242)	$534	$(74)	$816
As of December 31, 2022 (Successor Company), the before tax deferred net losses on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months were $8. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.
For all periods presented, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.
Non-qualifying Strategies
For non-qualifying strategies, including embedded derivatives that are required to be bifurcated from their host contracts and accounted for as derivatives, the gain or loss on the derivative is recognized currently in earnings within net realized capital gains (losses).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

Non-qualifying Strategies Gain (Loss) Recognized within Net Realized Capital Gains (Losses)
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Variable annuity hedge program
GMWB product derivatives	$88	$29	$82	$67
GMWB reinsurance contracts	(88)	4	(24)	(27)
GMWB hedging instruments				42
Variable annuity macro hedge program	(1)	(100)	(301)	(414)
Total variable annuity hedge program	(1)	(67)	(243)	(332)
Fixed Index Annuity
FIA product derivatives	270	—	—	—
Foreign exchange contracts
Foreign currency swaps and forwards	7	5	(2)	(4)
Other non-qualifying derivatives
Interest rate contracts
Interest rate swaps, swaptions, and futures	(306)	21	(76)	180
Credit contracts
Credit derivatives that purchase credit protection	—	—	—	19
Credit derivatives that assume credit risk	3	1	—	—
Other
Modified coinsurance reinsurance contracts	1,136	15	22	(50)
Total other non-qualifying derivatives	833	37	(54)	149
Total [1]	$1,109	$(25)	$(299)	$(187)
[1]    Excludes investments that contain an embedded credit derivative for which the Company has elected the FVO.
Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
4. Derivatives (continued)

As of December 31, 2022 (Successor Company)
				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative Type by Derivative Risk Exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount	Offsetting Fair Value
Basket credit default swaps [3]
Investment grade risk exposure	$500	$4	5 years	Corporate Credit	BBB+	$—	$—
Total	$500	$4				$—	$—
As of December 31, 2021 (Successor Company)
				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative Type by Derivative Risk Exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount	Offsetting Fair Value
Basket credit default swaps [3]
Investment grade risk exposure	$100	$2	5 years	Corporate Credit	BBB+	$—	$—
Total	$100	$2				$—	$—
[1]    The average credit ratings are based on availability and are generally the midpoint of the available ratings among Moody’s, S&P, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
[2]    Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.
[3]    Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.
Derivative Collateral Arrangements
The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company pledged cash collateral with a fair value of $5 and $2, respectively, associated with derivative instruments. The collateral receivable has been recorded in other assets or other liabilities on the Company's Consolidated Balance Sheets, as determined by the Company's election to offset on the balance sheet. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company also pledged securities collateral associated with derivative instruments with a fair value of $106 and $270, respectively, which have been included in fixed maturities, AFS on the Consolidated Balance Sheets. The counterparties have the right to sell or re-pledge these securities. In addition, as of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company has pledged initial margin of cash related to OTC-cleared and exchange traded derivatives with a fair value of $15 and $4, respectively, which is recorded in other investments or other assets on the Company's Consolidated Balance Sheets. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company has pledged initial margin of securities related to OTC-cleared and exchange traded derivatives with a fair value of $187 and $172, respectively, which are included within fixed maturities, AFS on the Company's Consolidated Balance Sheets.
As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company accepted cash collateral associated with derivative instruments of $262 and $30, respectively, which was invested and recorded on the Consolidated Balance Sheets in fixed maturities, AFS and short-term investments with corresponding amounts recorded in other investments or other liabilities as determined by the Company's election to offset on the balance sheet. The Company also accepted securities collateral as of December 31, 2022 (Successor Company) and 2021 (Successor Company) with a fair value of $79 and $5, respectively, which the Company has the right to sell or repledge. As of December 31, 2022 (Successor Company), the Company had not repledged securities and did not sell any securities. The non-cash collateral accepted was held in separate custodial accounts and was not included on the Company's Consolidated Balance Sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance
The Company cedes to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. The Company also assumes from unaffiliated insurers to provide our counterparties with risk management solutions. The Company's historical reinsurance cessions provided a level of risk mitigation desired by prior ownership. The Company's current reinsurance assumptions and internal retrocessions provide strategic business growth opportunities. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly monitors the financial condition and ratings of its reinsurers and structures agreements to provide collateral funds where necessary.
Assumed Reinsurance
Guardian
As disclosed in Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements, on November 1, 2022 (Successor Company), the Company entered into a reinsurance agreement with GIAC to assume certain blocks of variable annuities. Although the separate account assets and liabilities are reported net on the Company's Consolidated Balance Sheets, the Company earns income on the assumed separate account assets.
The following table summarizes the impacts of the transaction:

Assets
Investments	$405
Cash	121
Other assets	3
Total assets	529
Liabilities
Reserve for future policy benefits	3
Other policyholder funds and benefits payable	436
Other liabilities [1]	90
Total liabilities	$529
[1]    Other liabilities represents a deferred gain of $90.
Allianz
As disclosed in Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements, on December 30, 2021 (Successor Company), the Company entered into a reinsurance agreement with Allianz, whereby the Company assumed certain blocks of FIA on a coinsurance basis.
The following table summarizes the impacts of the transaction:

Assets
Investments	$8,357
Cash	(693)
Other assets	75
Reinsurance recoverables	244
Total assets	7,983
Liabilities
Reserve for future policy benefits	616
Other policyholder funds and benefits payable	7,340
Other liabilities [1]	27
Total liabilities	$7,983
[1] Other liabilities includes a deferred gain of $25.
For the period of July 1, 2021 through December 31, 2021 (Successor Company), there was not a material impact on the Consolidated Statements of Operations from the Company's reinsurance arrangement with Allianz.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)
Ceded Reinsurance
Reinsurance recoverables include balances due from reinsurance companies and are presented net of ACL. The ACL represents an estimate of expected credit losses over the lifetime of the contracts that reflect management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ inability to pay. Reinsurance recoverables include an estimate of the amount of policyholder benefits that may be ceded under the terms of the reinsurance agreements. Amounts recoverable from reinsurers are estimated in a manner consistent with assumptions used for the underlying policy benefits. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for future policy benefits.

Reinsurance Recoverables, net
	Successor Company
	As of December 31,
	2022	2021
Reserve for future policy benefits and other policyholder funds and benefits payable
Sold businesses (MassMutual and Prudential)	$20,174	$19,850
Commonwealth Annuity and Life Insurance Company ("Commonwealth")	8,001	8,718
TR Re	11,537	6,130
Other reinsurers	1,029	1,187
Gross reinsurance recoverables	40,741	35,885
Less: ACL	27	37
Reinsurance recoverables, net	$40,714	$35,848
As of December 31, 2022 (Successor Company), the Company had reinsurance recoverables from Commonwealth, Massachusetts Mutual Life Insurance Company ("MassMutual"), Prudential Financial, Inc. ("Prudential") and TR Re of approximately $8.0 billion, $6.7 billion, $13.5 billion and $11.5 billion, respectively. As of December 31, 2021 (Successor Company), the Company had reinsurance recoverables from Commonwealth, MassMutual, Prudential and TR Re of $8.7 billion, $6.8 billion, $13.1 billion and $6.1 billion, respectively. The Company's obligations to its direct policyholders that have been reinsured to Commonwealth, MassMutual and Prudential are primarily secured by invested assets held in trust. The Company's obligations to its direct policyholders reinsured to TR Re are secured by invested assets held by the Company in segregated portfolios.
Affiliated
As disclosed in Note 1 - Basis of Presentation and Significant Accounting Policies, on December 31, 2022 (Successor Company) and December 31, 2021 (Successor Company), the Company entered into several affiliated reinsurance agreements with TR Re, primarily on a modified coinsurance basis.
The following table summarizes the impacts of these transactions:

December 31, 2022 (Successor Company)
Assets
Reinsurance recoverables	$5,192
VOBA and DAC	(11)
Total assets	5,181
Liabilities
Funds withheld liability	5,045
Other liabilities [1]	136
Total liabilities	$5,181
[1]    Other liabilities includes a deferred gain of $137.
For the year ended December 31, 2022 (Successor Company), there was no impact in the Consolidated Statements of Operations from the Company's affiliated reinsurance arrangement entered into in 2022.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)

December 31, 2021 (Successor Company)
Assets
Cash	$(184)
Reinsurance recoverables	6,130
Total assets	5,946
Liabilities
Funds withheld liability	5,128
Other liabilities [1]	818
Total liabilities	$5,946
[1]    Other liabilities includes a deferred gain of $805.
For the year ended December 31, 2022 (Successor Company), the impacts in the Consolidated Statements of Operations from the Company's affiliated reinsurance arrangement entered into in 2021, was as follows:

Affiliated Reinsurance Impacts
Successor Company
As of December 31, 2022
Revenues
Policy charges and fee income	$(279)
Premiums	(27)
Net investment income	(136)
Net realized capital gains	990
Amortization of deferred gains	27
Total revenues	575
Benefits, losses and expenses
Benefits and losses	(184)
Insurance operating costs and other expenses	(119)
Total benefits, losses and expenses	(303)
Income before income taxes	878
Income tax expense	184
Net income	$694
For the period of July 1, 2021 through December 31, 2021 (Successor Company), there was not a material impact on the Consolidated Statements of Operations from the Company's affiliated reinsurance arrangement entered into in 2021.
Allowance for Credit Losses
For the year ended December 31, 2022, the ACL decreased by $10 to $27. The Company closely monitors the financial condition, ratings and current market information of all its counterparty reinsurers and records an ACL considering the credit quality of the reinsurer, the invested assets in trust, and the period over which the recoverable balances are expected to be collected. Counterparty risk is assessed on a pooled basis in cases of shared risk characteristics, and separately for individual reinsurers when it is more relevant. The Company evaluates historical events, current conditions, and reasonable and supportable forecasts in developing its ACL estimate. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts and funds held accounts. The ACL is estimated using a probability of default and loss given default model applied to the amount of reinsurance recoverables, net of collateral, exposed to loss. The probability of default factor is assigned based on each reinsurer's credit rating. The Company reassesses and updates credit ratings on a quarterly basis. The probability of default factors encompass historical industry defaults for liabilities with similar durations to the reinsured liabilities as estimated through multiple economic cycles. The loss given default factors are based on a study of historical recovery rates for general creditors of corporations through multiple economic cycles.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
5. Reinsurance (continued)
Insurance Revenues

Insurance Revenues
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Gross premiums, policy charges and fee income	$2,240	$1,173	$1,210	$2,221
Reinsurance assumed	210	69	64	125
Reinsurance ceded	(1,835)	(801)	(812)	(1,570)
Net premiums, policy charges and fee income	$615	$441	$462	$776
Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $1,648 for the year ended December 31, 2022 (Successor Company), $782 for the period of July 1, 2021 to December 31, 2021 (Successor Company), $958 the period of January 1, 2021 to June 30, 2021 (Predecessor Company), and $1.5 billion for the year ended December 31, 2020 (Predecessor Company). In addition, the Company has reinsured a portion of the risk associated with U.S. variable annuities and the associated GMDB and GMWB risks.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
6. Value of Business Acquired and Deferred Acquisition Costs

Changes in the VOBA Balance
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020

Balance, beginning of period [1]	$479	$565	$586	$696
Amortization - VOBA	(45)	(17)	29	14
Amortization - unlock benefit (charge), pre-tax	(34)	(73)	14	(64)
Adjustments to unrealized gains on fixed maturities, AFS and other	108	4	26	(60)
Balance, end of period	$508	$479	$655	$586
[1]    The beginning balance as of July 1, 2021 differs from the ending balance as of June 30, 2021, due to the application of pushdown accounting related to the Sixth Street Acquisition. For more information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.

Expected Remaining VOBA Amortization (Successor Company)
2023	$13
2024	$10
2025	$16
2026	$25
2027	$25

Changes in the DAC Asset (Successor Company)
For the Year Ended December 31, 2022
Balance, beginning of period	$—
Additions	22
Amortization - DAC	—
Amortization - unlock benefit (charge), pre-tax	—
Reinsurance impact	(11)
Balance, end of period	$11

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
7. Goodwill and Other Intangible Assets

Goodwill
Carrying Value
	As of December 31, 2022	As of December 31, 2021
Balance, beginning of period	$97	$—
Acquisitions [1]	—	97
Balance, end of period	$97	$97
[1]    Related to the pushdown of purchase accounting related to the Sixth Street Acquisition. For more information, see Note 1 - Basis of Presentation and Significant Accounting Policies of Notes to Consolidated Financial Statements.

Other Intangible Assets
	As of December 31, 2022			As of December 31, 2021
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
Amortizing internally developed software	$41	$(9)	$32	$41	$(3)	$38
Indefinite-lived state insurance licenses	26	—	26	26	—	26
Total other intangible assets	$67	$(9)	$58	$67	$(3)	$64

Expected Pre-tax Amortization Expense as of December 31, 2022 (Successor Company)
2023	$6
2024	$6
2025	$6
2026	$6
2027	$6

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Reserves for Future Policy Benefits and Separate Account Liabilities

Changes in Reserves for Future Policy Benefits
Successor Company
	Universal Life-Type Contracts
	VA GMDB/GMWB [1]	FIA Guarantees and Other [2]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [3]	Total Future Policy Benefits
Liability Balance, as of December 31, 2021	$340	$604	$4,605	$16,149	$21,698
Incurred	136	(25)	835	340	1,286
Paid	(106)	(84)	(66)	(801)	(1,057)
Change in unrealized investment gains and losses	—	(495)	—	—	(495)
Liability balance, as of December 31, 2022	$370	$—	$5,374	$15,688	$21,432
Reinsurance recoverable asset, as of December 31, 2021	$299	$—	$4,605	$10,135	$15,039
Incurred	92	—	835	154	1,081
Paid	(77)	—	(66)	(446)	(589)
Reinsurance recoverable asset, as of December 31, 2022	$314	$—	$5,374	$9,843	$15,531

Successor Company
	Universal Life-Type Contracts
	VA GMDB/GMWB [1]	FIA Guarantees and Other [2]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [3]	Total Future Policy Benefits
Liability balance, as of July 1, 2021	$346	$—	$4,394	$16,382	$21,122
Incurred [4]	38	604	240	253	1,135
Paid	(44)	—	(29)	(486)	(559)
Liability balance, as of December 31, 2021	$340	$604	$4,605	$16,149	$21,698
Reinsurance recoverable asset, as of July 1, 2021	$184	$—	$4,394	$5,422	$10,000
Incurred	152	—	240	4,845	5,237
Paid	(37)	—	(29)	(132)	(198)
Reinsurance recoverable asset, as of December 31, 2021	$299	$—	$4,605	$10,135	$15,039

Predecessor Company
	Universal Life-Type Contracts
	VA GMDB/ GMWB [1]	Universal Life Secondary Guarantees	Traditional Annuity and Other Contracts [3]	Total Future Policy Benefits
Liability balance, as of December 31, 2020	$460	$4,195	$13,970	$18,625
Incurred [4]	54	217	179	450
Paid	(50)	(18)	(319)	(387)
Liability balance, as of June 30, 2021	$464	$4,394	$13,830	$18,688
Reinsurance recoverable asset, as of December 31, 2020	$254	$4,195	$4,690	$9,139
Incurred [4]	35	217	78	330
Paid	(41)	(18)	(137)	(196)
Reinsurance recoverable asset, as of June 30, 2021	$248	$4,394	$4,631	$9,273
[1]    These liability balances include all GMDB benefits, plus the life-contingent portion of GMWB benefits in excess of the return of the GRB. GMWB benefits up to the GRB are embedded derivatives held at fair value and are excluded from these balances.
[2]    These liability balances include additional liabilities for expected annuitizations on two-tiered FIA's and GLWB's, as part of the Allianz reinsurance agreement entered into on December 30, 2021.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)
[3]    Represents life-contingent reserves for which the company is subject to insurance and investment risk.
[4]    Includes the portion of assessments established as additions to reserves, changes in estimates affecting the reserves and the amounts recoverable under modified coinsurance reinsurance agreements.

Account Value by GMDB/GMWB Type as of December 31, 2022 (Successor Company)
	Account Value (“AV”) [9]	Net amount at Risk (“NAR”) [10]	Retained Net Amount at Risk (“RNAR”) [10]	Weighted Average Attained Age of Annuitant
MAV [1]
MAV only	$9,984	$2,257	$302	74
With 5% rollup [2]	1,478	295	196	73
With earnings protection benefit rider (“EPB”) [3]	2,414	513	55	75
With 5% rollup & EPB	336	83	21	76
Total MAV	14,212	3,148	574
Asset protection benefit (“APB”) [4]	6,165	851	282	73
Lifetime income benefit (“LIB”) – death benefit [5]	258	4	2	76
Reset (5-7 years) [6]	2,122	96	56	72
Return of premium (“ROP”) /other [7]	10,097	105	62	71
Variable annuity without GMDB [8]	2,611	—	—	73
Subtotal variable annuity [11]	$35,465	$4,204	$976	73
Less: general account value	2,983
Subtotal separate account liabilities with GMDB	32,482
Separate account liabilities - other	62,393
Less:
Separate account assets assumed under modified coinsurance [12]	6,613
Separate account base contract assets not reinsured [12]	1,007
Total separate account liabilities	$87,255
[1]    MAV GMDB is the greatest of current AV, net premiums paid and the highest AV on any anniversary before age 80 years (adjusted for withdrawals).
[2]    Rollup GMDB is the greatest of the MAV, current AV, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 years or 100% of adjusted premiums.
[3]    EPB GMDB is the greatest of the MAV, current AV, or contract value plus a percentage of the contract’s growth. The contract’s growth is AV less premiums net of withdrawals, subject to a cap of 200% of premiums net withdrawals.
[4]    APB GMDB is the greater of current AV or MAV, not to exceed current AV plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).
[5]    LIB GMDB is the greatest of current AV; net premiums paid; or, for certain contracts, a benefit amount generally based on market performance that ratchets over time.
[6]    Reset GMDB is the greatest of current AV, net premiums paid and the most recent five to seven year anniversary AV before age 80 years (adjusted for withdrawals).
[7]    ROP GMDB is the greater of current AV and net premiums paid.
[8]    Includes account value for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.
[9]    AV includes the contract holder’s investment in the separate account and the general account.
[10]    NAR is defined as the guaranteed minimum death benefit in excess of the current AV. RNAR represents NAR reduced for reinsurance. NAR and RNAR are highly sensitive to equity market movements and increase when equity markets decline.
[11]    Some variable annuity contracts with GMDB also have a life-contingent GMWB that may provide for benefits in excess of the return of the GRB. Such contracts included in this amount have $8.6 billion of total account value and weighted average attained age of 72 years. There is no NAR or retained NAR related to these contracts.
[12] Adjustment to remove AV for separate accounts that are not reflected on the Consolidated Balance Sheets, as they were assumed on a modified coinsurance basis and/or the Company has only reinsured certain associated GMDB and GMWB riders on a coinsurance basis.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
8. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

Account Balance Breakdown of Variable Separate Account Investments for Contracts with Guarantees
	Successor Company
Asset Type	December 31, 2022	December 31, 2021
Equity securities (including mutual funds)	$24,548	$33,240
Cash and cash equivalents [1]	1,321	1,362
Total [2]	$25,869	$34,602
[1]    Represents an allocation of the portfolio holdings.
[2]    Includes $2.6 billion and $3.0 billion of account value as of December 31, 2022 (Successor Company) and 2021 (Successor Company), respectively, for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.
As of December 31, 2022 (Successor Company) and 2021 (Successor Company), approximately 18% and 17%, respectively, of the equity securities (including mutual funds), in the preceding table were funds invested in fixed income securities and approximately 82% and 83%, respectively, were funds invested in equity securities.
For further information on guaranteed living benefits that are accounted for at fair value, such as GMWB, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
9. Debt

Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the Company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The CTDOI will permit the Company to pledge up to approximately $922 in qualifying assets to secure FHLBB advances for 2023. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2022, the Company had no advances outstanding under the FHLBB facility.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Income Taxes

Provision for Income Taxes
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Income Tax Expense (Benefit)
Current - U.S. Federal	$(18)	(86)	$—	$10
Deferred - U.S. Federal	125	137	30	56
Total income tax expense	$107	$51	$30	$66
Deferred tax assets and liabilities on the Consolidated Balance Sheets represent the tax consequences of differences between the financial reporting and tax basis of assets and liabilities.

Components of Deferred Tax Assets (Liabilities)
	Successor Company
	December 31, 2022	December 31, 2021
Deferred Tax Assets
Tax basis deferred policy acquisition costs	$129	$110
VOBA and reserves	349	716
Net operating loss carryover	1	25
Employee benefits	4	7
Foreign tax credit carryover	16	16
Net unrealized loss on investments	703	4
Deferred reinsurance gain	228	187
Total deferred tax assets	1,430	1,065
Deferred Tax Liabilities
Investment related items	(366)	(449)
Other	(13)	(13)
Total deferred tax liabilities	(379)	(462)
Net deferred tax asset	$1,051	$603
The statute of limitations is closed through the 2018 tax year with the exception of net operating loss ("NOL") carryforwards utilized in open tax years. Management believes that an adequate provision has been made on the consolidated financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years. As of December 31, 2022 and 2021, the Company had no reserves for uncertain tax positions. As of December 31, 2022 and 2021, there were no unrecognized tax benefits that if recognized would affect the effective tax rate and that had a reasonable possibility of significantly increasing or decreasing within the next 12 months.
The Company classifies interest and penalties (if applicable) as income tax expense on the consolidated financial statements. The Company recognized no interest expense for the year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company) . The Company had no interest payable as of December 31, 2022 and 2021. The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not recorded any accrual for penalties.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
10. Income Taxes (continued)
The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching.
Net deferred income taxes include the future tax benefits associated with the net operating loss carryover and foreign tax credit carryover as follows:
Net Operating Loss Carryover
As of December 31, 2022 and 2021, the net deferred tax asset included the expected tax benefit attributable to net operating losses of $3 and $117, respectively. These U.S. losses that were generated in 2018 were primarily due to the Commonwealth annuity reinsurance agreement. These losses do not expire, but their utilization in any carryforward year is limited to 80% of taxable income in that year. The loss carryforwards are also subject to Internal Revenue Code Section 382, which may limit the amount that can be utilized in any carryforward year.
Given the Company's expected future earnings, the Company believes sufficient taxable income will be generated in the future to utilize its net operating loss carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.
Foreign Tax Credit Carryover
As of December 31, 2022 and 2021, the net deferred tax asset included the expected tax benefit attributable to foreign tax credit carryovers of $16 and $16, respectively.
A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows.

Income Tax Rate Reconciliation
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020

Tax provision at U.S. Federal statutory rate	$152	$70	$45	$98
Dividends received deduction ("DRD")	(38)	(16)	(14)	(28)
Foreign related investments	(7)	(2)	(1)	(4)
Other	—	(1)	—	—
Provision for income taxes	$107	$51	$30	$66
The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.
Corporate Alternative Minimum Tax ("CAMT")
The Inflation Reduction Act of 2022 introduced a 15% CAMT effective in 2023. Generally, the CAMT imposes a minimum tax on the adjusted financial statement income ("AFSI") of certain corporations with average annual AFSI over a three-year period in excess of $1 billion. While the Company does not anticipate being subject to the CAMT in 2023, it could be subject to the CAMT in future years.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Commitments and Contingencies
Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life and annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.
The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated financial condition, results of operations or cash flows in particular quarterly or annual periods.
Unfunded Commitments
As of December 31, 2022 (Successor Company), the Company had outstanding commitments totaling $974, of which $410 was committed to fund limited partnerships and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $323 of the outstanding commitments are primarily related to various funding obligations associated with private debt. The remaining outstanding commitments of $241 are related to mortgage loans. Of the $974 in total outstanding commitments, $29 are related to mortgage loan commitments, which the Company can cancel unconditionally.
Guaranty Fund and Other Insurance-Related Assessments
In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities on the Consolidated Balance Sheets. As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the liability balance was $4 and $4, respectively. As of December 31, 2022 (Successor Company) and 2021 (Successor Company) amounts related to premium tax offsets of $1 and $1, respectively, were included in other assets on the Consolidated Balance Sheets.
Derivative Commitments
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies or risked-based capital ("RBC") tests, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that were in a net liability position as of December 31, 2022 (Successor Company) was $110. Of this $110, the legal entities have posted collateral of $111 in the normal course of business. In addition, the Company did not post any collateral associated with a customized GMWB derivative. This could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
11. Commitments and Contingencies (continued)
the collateral that is posted, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
12. Transactions with Affiliates

Intercompany Liquidity Agreements
In 2022, the Company entered into several short-term affiliated intercompany liquidity agreements, permitting TL to borrow a maximum of $1.5 billion and lend a maximum of $500 and the Company's subsidiary to borrow a maximum of $600 and lend a maximum of $200. On October 13, 2022 (Successor Company), an affiliate borrowed $100, with a maturity date of October 13, 2023, and an accrued interest rate of 3.40% per annum. As of December 31, 2022, the Company recorded such affiliated borrowing of $100 in short-term investments on the Consolidated Balance Sheets. As of December 31, 2022, the Company did not borrow any amounts under the intercompany liquidity agreements.
Parent Company Transactions
As of December 31, 2022 (Successor Company) and 2021 (Successor Company), the Company had no direct employees as it is managed by TLI, the Company's indirect parent, pursuant to an Intercompany Services and Cost Allocation Agreement ("reimbursement agreement") between the Company, TLI and other Company affiliates. Effective July 1, 2021, the reimbursement agreement was modified to reflect a cost-plus reimbursement model. The impact of this revision was not material to the Company.
TLI's wholly-owned subsidiary Talcott Administration Services Company, LLC ("TASC") provides insurance administration services and support for the Company and became a related party on October 21, 2021. For the year ended December 31, 2022 (Successor Company) and the period from October 1, 2021 to December 31, 2021 (Successor Company), fees incurred for these services were $53 and $14.
For information related to affiliated reinsurance arrangements with the Company's parent company TR Re, see Note 1 - Basis of Presentation and Significant Accounting Policies and Note 5 - Reinsurance of Notes to Consolidated Financial Statements.
For information related to capital contributions to the parent company, see the Dividends section of Note 13 - Statutory Results of Notes to Consolidated Financial Statements.
Sixth Street Transactions
As a result of the Sixth Street Acquisition described in Note 1 - Basis of Presentation and Significant Accounting Policies, the Company considers entities affiliated with Sixth Street as related parties. As described below, since the date of the Sixth Street Acquisition, the Company has entered into certain agreements with and made certain investments in Sixth Street affiliates.
The Company has investment management service agreements with a Sixth Street affiliate, in order to diversify the Company’s investment management capabilities and to leverage the specialty knowledge of Sixth Street with respect to certain asset classes. For the year ended December 31, 2022 (Successor Company) and the period of July 1, 2021 to December 31, 2021 (Successor Company), the Company recorded expenses related to these agreements of $1 and $0, respectively. As of December 31, 2022 and 2021 (Successor Company), amounts payable under the agreements were $0 and $0, respectively.
For the year ended December 31, 2022, the Company made certain investments totaling $12 that are issued and controlled by Sixth Street affiliates. The Company was not determined to be the primary beneficiary for these investments. As of December 31, 2022 (Successor Company) outstanding commitments for these investments were $49. There were no affiliated investments on the Company's Consolidated Balance Sheets as of December 31, 2021.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Statutory Results

The Company and its domestic insurance subsidiaries prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition and value of business acquired costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

Statutory Net Income (Loss)
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020

Combined statutory net income (loss)	$441	$(426)	$(2)	$245

Statutory Capital
	Successor Company
	December 31, 2022	December 31, 2021
Statutory capital [1]	$2,738	$2,153
[1]    The Company relies upon a prescribed practice allowed by Connecticut state laws that allow the Company to receive a reinsurance reserve credit for reinsurance treaties that provide for a limited right of unilateral cancellation by the reinsurer. The benefit from this prescribed practice was approximately $40 and $29 as of December 31, 2022 (Successor Company) and 2021 (Successor Company), respectively.
Statutory accounting practices do not consolidate the net income (loss) of subsidiaries that report under U.S. GAAP. The combined statutory net income (loss) above represents the total statutory net income (loss) of the Company and its other insurance subsidiaries. Statutory accounting principles require that ceding commissions paid on reinsurance transactions be expensed in the period incurred, affecting statutory net loss, where U.S. GAAP allows for the deferral of these amounts. In addition, as described in Note 1 - Basis of Presentation and Significant Accounting Policies, in 2021 the Company paid a $500 dividend associated with the Sixth Street Acquisition. Both items affected statutory capital.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose RBC requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio." The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2022 (Successor Company) and 2021 (Successor Company) .The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
13. Statutory Results (continued)
Dividends
As a condition to the Sixth Street Acquisition, the CTDOI requires any dividends from the Company, for a two-year period following the acquisition, be approved by the state insurance commissioner. Subsequent to this approval condition, dividends to the Company from its insurance subsidiaries and dividends from the Company to its parent are restricted by insurance regulation. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a domiciled insurer exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law, the dividend requires the prior approval of the domestic regulator. In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company.
Absent the restrictions noted above, the Company would be permitted to pay up to a maximum of $578 in dividends and the Company's subsidiaries are permitted to pay up to a maximum of $96 in dividends as determined by the above mentioned insurance regulations.
On June 28, 2021 (Predecessor Company), TL paid a $500 dividend to its then parent, TLI.
On September 18, 2020 (Predecessor Company), TL received a $400 dividend from its subsidiary, Talcott Resolution Life and Annuity Insurance Company ("TLA"). On the same date, TL subsequently declared and paid a $319 dividend to its parent TLI.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income

Changes in AOCI, Net of Tax for the Year Ended December 31, 2022 (Successor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities, AFS	Net Gain on Cash Flow Hedging Instruments	AOCI
Beginning balance	$(10)	$—	$(10)
OCI before reclassifications	(3,107)	(34)	(3,141)
Amounts reclassified from AOCI	412	—	412
OCI, before tax	(2,695)	(34)	(2,729)
Income tax benefit (expense)	566	7	573
OCI, net of tax	(2,129)	(27)	(2,156)
Ending balance	$(2,139)	$(27)	$(2,166)

Changes in AOCI, Net of Tax for the Period of July 1, 2021 to December 31, 2021 (Successor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities, AFS	Net Gain on Cash Flow Hedging Instruments	AOCI
Beginning balance	$—	$—	$—
OCI before reclassifications	(14)	—	(14)
Amounts reclassified from AOCI	2	—	2
OCI, before tax	(12)	—	(12)
Income tax benefit (expense)	2	—	2
OCI, net of tax	(10)	—	(10)
Ending balance	$(10)	$—	$(10)

Changes in AOCI, Net of Tax for the Six Months Ended June 30, 2021 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities, AFS	Net Gain on Cash Flow Hedging Instruments	AOCI
Beginning balance	$1,282	$(1)	$1,281
OCI before reclassifications	(301)	—	(301)
Amounts reclassified from AOCI	(47)	1	(46)
OCI, before tax	(348)	1	(347)
Income tax benefit (expense)	73	—	73
OCI, net of tax	(275)	1	(274)
Ending balance	$1,007	$—	$1,007

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
14. Changes in and Reclassifications From Accumulated Other Comprehensive Income (continued)

Changes in AOCI, Net of Tax for the Year Ended December 31, 2020 (Predecessor Company)
	Changes in
	Net Unrealized Gain on Fixed Maturities, AFS	Unrealized Losses on Fixed Maturities, AFS for Which an ACL Has Been Recorded	Net Gain on Cash Flow Hedging Instruments	AOCI
Beginning balance	$717	$—	$—	$717
OCI before reclassifications	842	(1)	(1)	840
Amounts reclassified from AOCI	(127)	1	—	(126)
OCI, before tax	715	—	(1)	714
Income tax benefit (expense)	(150)	—	—	(150)
OCI, net of tax	565	—	(1)	564
Ending balance	$1,282	$—	$(1)	$1,281

Reclassification from AOCI
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020	Affected Line Item on the Consolidated Statements of Operations

Net Unrealized Gain on Fixed Maturities
Available-for-sale securities	$(412)	$(2)	$47	$127	Net realized capital gains (losses)
	(412)	(2)	47	127	Income before income taxes
	(87)	—	10	27	Income tax expense
	$(325)	$(2)	$37	$100	Net income
Unrealized Losses on Fixed Maturities for Which an ACL Has Been Recorded
Fixed maturities, AFS	$—	$—	$—	$(1)	Net realized capital gains (losses)
	—	—	—	(1)	Income before income taxes
	—	—	—	—	Income tax expense
	$—	$—	$—	$(1)	Net income
Net Gains on Cash-Flow Hedging Instruments
Interest rate swaps	$—	$—	$—	$—	Net realized capital gains (losses)
Interest rate swaps	—	—	—	—	Net investment income
Foreign currency swaps	—	—	(1)	—	Net realized capital gains (losses)
	—	—	(1)	—	Income before income taxes
	—	—	—	—	Income tax expense
	$—	$—	$(1)	$—	Net income
Total amounts reclassified from AOCI	$(325)	$(2)	$36	$99	Net income

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
15. Revenue from Contracts with Customers
The Company follows the FASB’s updated guidance for recognizing revenue from contracts with customers which excludes insurance contracts and financial instruments. Revenue subject to the guidance is recognized when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services.

Revenues from Contracts with Customers
	Successor Company		Predecessor Company
	For the Year Ended December 31, 2022	For the Period of July 1, 2021 to December 31, 2021	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020

Administration and distribution services fees	$76	$45	$44	$80
The Company earns revenues from these contracts primarily for administrative and distribution services fees from offering certain fund families as investment options in its variable annuity products. Fees are primarily based on the average daily net asset values of the funds and are recorded in the period in which the services are provided and collected monthly. Fluctuations in domestic and international markets and related investment performance, volume and mix of sales and redemptions of the funds, and other changes to the composition of assets under management are all factors that ultimately have a direct effect on fee income earned.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
16. Subsequent Event
The Company has evaluated subsequent events through April 27, 2023, the date the consolidated financial statements were issued. On January 27, 2023, pursuant to the Intercompany Liquidity Agreements discussed in Note 12 -Transactions with Affiliates, an affiliate borrowed $60 from the Company. The intercompany loan has a maturity date of January 26, 2024, and accrues at an interest rate of 4.50% per annum.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Talcott Resolution Life Insurance Company

Opinion on the Financial Statement Schedules

We have audited the consolidated financial statements of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2022 and 2021 (Successor Company), the related consolidated statements of operations, comprehensive income (loss), changes in stockholder’s equity, and cash flows, for the year ended December 31, 2022 (Successor Company), the period of July 1, 2021 to December 31, 2021 (Successor Company), the six months ended June 30, 2021 (Predecessor Company) and the year ended December 31, 2020 (Predecessor Company), and have issued our report thereon dated April 27, 2023 (which report expresses an unqualified opinion). Our audits also included the financial statement schedules I, IV, and V. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statement schedules based on our audits. In our opinion, such financial statement schedules, when considered in relation to the financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP

Hartford, CT
April 27, 2023

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE I
SUMMARY OF INVESTMENTS—OTHER THAN INVESTMENTS IN AFFILIATES
($ in millions)

	Successor Company
	As of December 31, 2022
Type of Investment	Cost	Fair Value	Amount at Which Shown on Balance Sheet
Fixed Maturities
Bonds and notes:
U.S. government and government agencies and authorities (guaranteed and sponsored)	$1,395	$1,070	$1,070
States, municipalities and political subdivisions	1,320	1,040	1,040
Foreign governments	379	315	315
Public utilities	1,776	1,423	1,423
All other corporate bonds	10,769	8,818	8,818
All other mortgage-backed and asset-backed securities	3,050	2,717	2,717
Total fixed maturities, available-for-sale	18,689	15,383	15,383
Fixed maturities, at fair value using fair value option	352	331	331
Total fixed maturities	19,041	15,714	15,714
Equity Securities
Common stocks:
Industrial, miscellaneous and all other	14	14	14
Non-redeemable preferred stocks	191	165	165
Total equity securities, at fair value	205	179	179
Mortgage loans [1]	2,535	2,232	2,520
Policy loans	1,495	1,495	1,495
Futures, options and miscellaneous	384	85	85
Real estate acquired in satisfaction of debt	10	10	10
Short-term investments	1,489	1,489	1,489
Investments in partnerships and trusts	1,300		1,300
Total investments	$26,459		$22,792
[1] Cost of mortgage loans excludes the allowance for credit losses ("ACL") of $15. For further information, refer to Schedule V - Valuation and Qualifying Accounts.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE IV
REINSURANCE
($ In millions)

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
For the Year Ended December 31, 2022 (Successor Company)
Life insurance in-force	$222,398	$158,750	$155	$63,803	—%
Insurance Revenues
Life insurance and annuities	$2,228	$1,823	$210	$615	34%
Accident health insurance	12	12	—	—	—%
Total insurance revenues	$2,240	$1,835	$210	$615	34%
For the Period of July 1, 2021 to December 31, 2021 (Successor Company)
Life insurance in-force	$232,607	$166,822	$158	$65,943	—%
Insurance Revenues
Life insurance and annuities	$1,170	$798	$69	$441	16%
Accident health insurance	3	3	—	—	—%
Total insurance revenues	$1,173	$801	$69	$441	16%
For the Six Months Ended June 30. 2021 (Predecessor Company)
Life insurance in-force	$236,517	$170,776	$166	$65,907	—%
Insurance Revenues
Life insurance and annuities	$1,202	$804	$64	$462	14%
Accident health insurance	8	8	—	—	—%
Total insurance revenues	$1,210	$812	$64	$462	14%
For the Year Ended December 31, 2020 (Predecessor Company)
Life insurance in-force	$239,801	$174,372	$173	$65,602	—%
Insurance Revenues
Life insurance and annuities	$2,201	$1,550	$125	$776	16%
Accident health insurance	20	20	—	—	—%
Total insurance revenues	$2,221	$1,570	$125	$776	16%

TALCOTT RESOLUTION LIFE INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE V
VALUATION AND QUALIFYING ACCOUNTS
(In millions)

Successor Company
2022	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
Allowance for credit losses ("ACL") on fixed maturities, AFS	$—	$1	$(1)	$—
ACL on mortgage loans	12	3	—	15
ACL on reinsurance recoverables	37	—	(10)	27
2021	Balance July 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
ACL on fixed maturities, AFS	—	—	—	—
ACL on mortgage loans	12	—	—	12
ACL on reinsurance recoverables	34	3	—	37
Predecessor Company
2021	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance June 30,
ACL on fixed maturities, AFS	1	—	—	1
ACL on mortgage loans	17	(6)	—	11
ACL on reinsurance recoverables	7	—	—	7
2020	Balance January 1,	Charged to Costs and Expenses	Write-offs/Payments/Other	Balance December 31,
ACL on fixed maturities, AFS	—	1	—	1
ACL on mortgage loans	9	8	—	17
ACL on reinsurance recoverables	5	2	—	7

PART C
OTHER INFORMATION
ITEM 27. FINANCIAL STATEMENTS AND EXHIBITS
(a)	All financial statements are included in Part A and Part B of this Registration Statement.
(b)(1)
Resolution of the Board of Directors authorizing the establishment of the Separate Account incorporated by reference to Post-Effective Amendment No. 24, to Registration Statement No. 033-59541 filed on April 22,
2011.

(b)(2)	Not applicable.
(b)(3)(a)	Principal Underwriter Agreement incorporated by reference to Post-Effective Amendment No. 28, to Registration Statement No. 033-59541 filed on April 22, 2013.
(b)(3)(b)	Form of Sales Agreement incorporated by reference to Post-Effective Amendment No. 28, to Registration Statement No. 033-59541 filed on April 22, 2013.
(b)(4)	Form of Variable Annuity Contract incorporated by reference to Post-Effective Amendment No. 32, to Registration Statement No. 033-19946 filed on April 22, 2011.
(b)(5)	Form of the Application incorporated by reference to Post-Effective Amendment No. 32, to Registration Statement No. 033-19946 filed on April 22, 2011.
(b)(6)(a)	Articles of Incorporation of Talcott Resolution incorporated by reference to Post-Effective Amendment No. 64, to Registration Statement No. 333-72042 filed on April 30, 2019.
(b)(6)(b)	Amended and Restated Bylaws of Talcott Resolution incorporated by reference to Post-Effective Amendment No. 64, to Registration Statement No. 333-72042 filed on April 30, 2019.
(b)(7)(a)	Reinsurance Agreement incorporated by reference to Post-Effective Amendment No. 28, to Registration Statement No. 033-59541 filed on April 22, 2013.
(b)(7)(b)	Reinsurance Agreement dated as of December 31, 2020, is incorporated by reference to Post-Effective Amendment No. 44 to Registration Statement No. 033-19946 filed on April 30, 2021.
(b)(8)(a)	Administrative Services Agreement dated as of December 31, 2020, is incorporated by reference to Post- Effective Amendment No. 44 to Registration Statement No. 033-19946 filed on April 30, 2021.
(b)(8)(b)
Fund Participation Agreement — Alliance Bernstein Investment Research & Management, Inc. incorporated by reference to Post-Effective Amendment No. 33, to Registration Statement No. 033-19946 filed on April 23,
2012.

(b)(8)(c)	Fund Participation Agreement — Capital Research and Management Company incorporated by reference to Post-Effective Amendment No. 33, to Registration Statement No. 033-19946 filed on April 23, 2012.
(b)(8)(d)	Fund Participation Agreement — Fidelity Distributors Corporation incorporated by reference to Post-Effective Amendment No. 33, to Registration Statement No. 033-19946 filed on April 23, 2012.
(b)(8)(e)	Fund Participation Agreement — Franklin Templeton Distributors, Inc. incorporated by reference to Post- Effective Amendment No. 33, to Registration Statement No. 033-19946 filed on April 23, 2012.
(b)(8)(f)
Fund Participation Agreement — Hartford Securities Distribution Company, Inc. incorporated by reference to
Post-Effective Amendment No. 33, to Registration Statement No. 033-19946 filed on April 23, 2012.

(b)(8)(f)(i)
Fund Participation Agreement Amendment Nos. 1 & 2 to —Hartford Securities Distribution Company, Inc.
incorporated by reference to Post-Effective Amendment No. 54, to Registration Statement No. 333-72042 filed on September 22, 2015.

(b)(8)(g)	Fund Participation Agreement — AIM Distributors, Inc. incorporated by reference to Post-Effective Amendment No. 33, to Registration Statement No. 033-19946 filed on April 23, 2012.

(b)(8)(h)	Fund Participation Agreement — OppenheimerFunds Distributor, Inc. incorporated by reference to Post- Effective Amendment No. 33, to Registration Statement No. 033-19946 filed on April 23, 2012.
(i) Amendments to Retail Fund Participation Agreement, is incorporated by reference to Post-Effective Amendment No. 44 to Registration Statement No. 033-19946 filed on April 30, 2021.
(b)(8)(i)
Fund Participation Agreement — Allianz Global Investors Distributors, Inc. incorporated by reference to Post-
Effective Amendment No. 33, to Registration Statement No. 033-19946 filed on April 23, 2012.

(b)(8)(j)	Fund Participation Agreement — Pioneer Funds Distributors, Inc. incorporated by reference to Post-Effective Amendment No. 33, to Registration Statement No. 033-19946 filed on April 23, 2012.
(b)(8)(k)	Fund Participation Agreement — Putnam Mutual Funds Corp. incorporated by reference to Post-Effective Amendment No. 33, to Registration Statement No. 033-19946 filed on April 23, 2012.
(b)(8)(l)	Fund Participation Agreement — Royce Fund Services, Inc. incorporated by reference to Post-Effective Amendment No. 33, to Registration Statement No. 033-19946 filed on April 23, 2012.
(b)(8)(m)	Fund Participation Agreement — Van Kampen Funds Inc. incorporated by reference to Post-Effective Amendment No. 33, to Registration Statement No. 033-19946 filed on April 23, 2012.
(b)(8)(n)
Fund Participation Agreement and Amendment — BISYS Fund Services Limited Partnership incorporated by reference to Post-Effective Amendment No. 33, to Registration Statement No. 033-19946 filed on April 23,
2012.

(b)(8)(o)	Fund Participation Agreement — American Century Investment Services, Inc. incorporated by reference to Post-Effective Amendment No. 37, to Registration Statement No. 033-19946 filed on April 28, 2015.
(b)(8)(p)	Fund Participation Agreement — Calvert Asset Management Company, Inc. incorporated by reference to Post- Effective Amendment No. 37, to Registration Statement No. 033-19946 filed on April 28, 2015.
(b)(8)(q)	Fund Participation Agreement — HIMCO Distribution Services Company incorporated by reference to Post- Effective Amendment No. 37, to Registration Statement No. 033-19946 filed on April 28, 2015.
(b)(9)(a)	Opinion and Consent of Christopher Grinnell, Vice President and Associate General Counsel is filed herewith.
(b)(9)(b)	Opinion and Consent of Mike Knowles, sub-administrator and agent and attorney-in-fact to Talcott Resolution Life Insurance Company Separate Account DC-I is filed herewith.
(b)(10)(a)	Consent of Deloitte & Touche LLP (Hartford, CT) is filed herewith.
(b)(10)(b)	Consent of KPMG, LLP, Independent Registered Public Accounting Firm, Talcott Resolution Life Insurance Company DC Variable Account — I is filed herewith.
(b)(10)(c)	Written Consent of Eversheds Sutherland (US) LLP is filed herewith.
(b)(10)(d)	Consent of Deloitte & Touch LLP (Hartford, CT) is filed herewith.
(b)(10)(e)	Consent of Deloitte & Touch LLP (Denver, CO) is filed herewith.
(b)(11)	Not applicable.
(b)(12)	Not applicable.
(b)(99)	Copy of Power of Attorney is filed herewith.

033-19946 HV-1524
ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR
NAME	POSITION
Christopher B. Abreu	Vice President and Chief Risk Officer, Director
Christopher B Cramer	Senior Vice President, Corporate Secretary and Chief Tax Officer
Christopher J. Dagnault	Vice President
Christopher M. Grinnell	Vice President and Associate General Counsel

NAME	POSITION
Christopher S. Conner	Assistant Vice President, Chief Compliance Officer of Separate Accounts, AML Compliance Officer and Sanctions Compliance Officer
Craig D. Morrow	Vice President and Actuary
David Bell	Assistant Secretary and Chief Information Security Officer
Diane Krajewski	Vice President, Chief Human Resources Officer and Head of Operations
Donna R. Jarvis	Vice President and Actuary
Ellen T. Below	Vice President and Chief Communications Officer and Head of Implementation
Emily Golovicher	Vice President
Federico Bonini	Director
Glenn Gadzik	Vice President and Actuary
James Cubanski	Vice President
Jeremy Billiel	Assistant Vice President and Treasurer
Jessica Kubat	Vice President
John B. Brady	Vice President and Chief Actuary, Appointed Actuary
Lisa M. Proch	Interim Co-President, Chief Legal Officer and Chief Compliance Officer, Director
Matthew Bjorkman	Vice President and Chief Auditor
Matthew J. Poznar	Senior Vice President and Chief Investment Officer, Director
Michael R. Hazel	Vice President and Controller
Peter F. Sannizzaro	Director
Peter Manley	Vice President and Head of Corporate Development and Strategy
Robert R. Siracusa	Interim Co-President and Chief Financial Officer, Director
Robert W. Stein	Director
Ronald K. Tanemura	Director
Samir Srivastava	Vice President and Chief Information Officer, Director
Xiaobo Zhou	Assistant Vice President and Head of Pricing
Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095. Effective September 1, 2023, the principal business address of each of the above individuals will be 1 American Row, Hartford, CT 06103.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
The Separate Accounts of Talcott Resolution Life Insurance Company (“TL”) and Talcott Resolution Life and Annuity Insurance Company (“TLA”) are the listed Registrants. TL and TLA are the Depositors. Entities that are controlled by TAO Insurance Holdings, LLC, which controls the Depositors, are listed below, along with entities that are owned or controlled by the Depositors
Alan Waxman and Anthony M. Muscolino (Individuals) (1)
TAO Insurance Holdings, LLC (DE) (2)
TAO Sutton Holdings, LLC (CYM) (3)
Talcott Financial Group Investments, LLC (BMU)
Talcott Financial Group, Ltd. (BMU)
Talcott Re FinCo, Ltd. (BMU)
Talcott Re Holdings, Ltd. (BMU)
Talcott Life Re, Ltd. (BMU)
Talcott Life & Annuity Re, Ltd. (CYM)
Talcott Financial Group GP, LLC (DE)
Talcott Holdings, LP (DE)
Talcott Acquisition, Inc. (DE)
Talcott Resolution Life, Inc. (DE)
Talcott Administration Services Company, LLC (DE)
LIAS Administration Fee Issuer LLC (DE)
TR Re, Ltd. (BMU)
Talcott Resolution Life Insurance Company (CT) (4)
(1)
Pursuant to the operating agreement of TAO Insurance Holdings, LLC, Alan Waxman, as a member of TAO Insurance Holdings, LLC, has the authority to appoint the managing member of TAO Insurance Holdings, LLC and has appointed A. Michael Muscolino.
(2)
TAO Insurance Holdings, LLC is the managing member of TAO Sutton Holdings, LLC and TAO Sutton Parent, LLC.(DE) and Sixth Street TAO Management, LLC
(3)
TAO Sutton Parent, LLC and certain additional co-investment vehicles hold 100% of the passive, non-voting economic interest in TAO Sutton Holdings, LLC. 11 parallel investment vehicles known as the TAO Funds hold 100% of the passive, non-voting economic interest in TAO Sutton Parent, LLC. TAO Insurance Holdings, LLC is the managing member of TAO Sutton Parent LLC with 100% voting control. All of the TAO Funds and co-investment vehicles are under the ultimate control of Alan Waxman and/or Michael Muscolino. None of the co-investors investing through either the TAO Funds or the co-investment vehicles hold any voting securities of the identified entities or have the ability to appoint directors. Certain of the TAO Funds are also indirect owners Klaverblad Levensverzekering N.V., Lifetri, Uitvaartverzekeringen N.V., and Lifetri Verzekeringen N.V.
(4)
The following entities are wholly-owned subsidiaries of Talcott Resolution Life Insurance Company and are under common control: American Maturity Life Insurance Company (CT), Talcott Resolution International Life Reassurance Corporation (CT), Talcott Resolution Life and Annuity Insurance Company (CT), and 21 Church Street R, LLC (DE). Talcott Resolution Life and Annuity Insurance Company (CT) owns 100% of Talcott Resolution Distribution Company, Inc. (CT) and Talcott Resolution Comprehensive Employee Benefit Service Company (CT).

ITEM 30. INDEMNIFICATION
Section 33-776 of the Connecticut General Statutes states that: “a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive.”
Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a “Proceeding”) because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by-laws, each an “Officer”), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person’s official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation’s Certificate, in each case, as determined in accordance with the procedures set forth in the by-laws. For purposes of the by- laws, a “Covered Entity” shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 31. PRINCIPAL UNDERWRITERS
(a)
MMLD acts as principal underwriter for the following investment companies:
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account I)
Talcott Resolution Life Insurance Company - Separate Account Two (DC Variable Account II)
Talcott Resolution Life Insurance Company - Separate Account Two (QP Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Two (NQ Variable Account)
Talcott Resolution Life Insurance Company - Separate Account Eleven
Talcott Resolution Life Insurance Company - Separate Account Twelve
(b)
Officers and Member Representatives of MML Distributors, LLC
NAME	POSITIONS AND OFFICES WITH UNDERWRITER	PRINCIPAL BUSINESS ADDRESS
Alyssa O’Connor	Assistant Secretary	*
Edward K. Duch III	Vice President, Chief Legal Officer and Secretary	*
James P. Puhala	Chief Compliance Officer	*
Jeffrey Sajdak	Assistant Treasurer	*
Julieta Sinisgalli	Assistant Treasurer	*
Kelly Pirrotta	AML Compliance Officer	*
Kevin LaComb	Assistant Treasurer	*
Mario Morton	Registration Manager and Continuing Education Officer	*
Michael Fanning	Member Representative, MassMutual Holding LLC and Massachusetts Mutual Life Insurance Company	*
Frank Rispoli	Chief Financial Officer and Treasurer	*

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	PRINCIPAL BUSINESS ADDRESS
Pablo Cabrera	Assistant Treasurer	*
Paul LaPiana	Chief Executive Officer and President	*
Stephen Alibozek	Entity Contracting Officer	*
Vincent Baggetta	Chief Risk Officer	*
*
Address: 1295 State Street, Springfield, MA 01111
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Empower Annuity Insurance Company of America (“Empower”), as sub-administrator at 8515 East Orchard Road, Greenwood Village, Colorado 80111
ITEM 33. MANAGEMENT SERVICES
All management contracts are discussed in Part A and Part B of this registration statement.
ITEM 34. FEE REPRESENTATION
The Depositor represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.
ITEM 35. ADDITIONAL REPRESENTATION
The Company is relying the relief provided in ING Life Insurance and Annuity Company (Aug. 30, 2012) and American Council of Life Insurance, (Nov. 28, 1988) with respect to the sale of the Contracts to fund 403(b) plans and has complied with the terms of these letters.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Windsor, and State of Connecticut on this 1st day of May, 2023.
TALCOTT RESOLUTION LIFE INSURANCE COMPANY - SEPARATE ACCOUNT TWO (DC VARIABLE ACCOUNT I) (Registrant)
By:	/s/ Robert R. Siracusa
Robert R. Siracusa Director

TALCOTT RESOLUTION LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Robert R. Siracusa
Robert R. Siracusa Interim Co-President, Chief Financial Officer, Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.
Signature	Title	Date
/s/ Peter F. Sannizzaro	Director*	May 1, 2023
Peter F. Sannizzaro*
/s/ Robert R. Siracusa	Interim Co-President and Chief Financial Officer, Director*	May 1, 2023
Robert R. Siracusa*
/s/ Lisa M. Proch	Interim Co-President, Chief Legal Officer and Chief Compliance Officer, Director*	May 1, 2023
Lisa M. Proch*
/s/ Matthew J. Poznar	Senior Vice President and Chief Investment Officer, Director*	May 1, 2023
Matthew J. Poznar*
/s/ Robert W. Stein	Director*	May 1, 2023
Robert W. Stein*
/s/ Ronald K. Tanemura	Director*	May 1, 2023
Ronald K. Tanemura*
/s/ Samir Srivastava	Vice President and Chief Information Officer, Director*	May 1, 2023
Samir Srivastava*

Signature		Title	Date
/s/ Federico Bonini		Director*	May 1, 2023
Federico Bonini*
/s/ Christopher Abreu		Vice President and Chief Risk Officer, Director*	May 1, 2023
Christopher Abreu*

*By:	/s/ Mike Knowles	Attorney-in-Fact	May 1, 2023
Mike Knowles

033-19946